Exhibit 10.1

COLLATERAL TRANSFER AND SETTLEMENT AGREEMENT

COLLATERAL TRANSFER AND SETTLEMENT AGREEMENT (this "Agreement"), made as of this 1st day of September, 2011 (the "Effective Date"), is by and among GKK STARS ACQUISITION LLC, a Delaware limited liability company ("GKK Stars"), KBS ACQUISITION SUB, LLC, a Delaware limited liability company ("KBSAS"), KBS DEBT HOLDINGS MEZZ HOLDER, LLC, a Delaware limited liability company ("KBSDH"), KBS GKK PARTICIPATION HOLDINGS I, LLC, a Delaware limited liability company ("KBSPHI"), and KBS GKK PARTICIPATION HOLDINGS II, LLC, a Delaware limited liability company ("KBSPHII"; and, together with KBSDH and KBSPHI, collectively, "KBS"); and KBS ACQUISITION HOLDINGS, LLC, a Delaware limited liability company, ("Newco").

WITNESSETH

WHEREAS, the entities listed on Schedule A attached hereto (collectively, "Mortgage Borrower"), and KBSAS, as successor-in-interest to SLG Stars Mortgage Loan LLC, a Delaware limited liability company ("SLG Mortgage"), as successor-in-interest to SL GREEN REALTY CORP., a Maryland corporation, GOLDMAN SACHS MORTGAGE COMPANY, a New York limited partnership ("Goldman"), and CITICORP NORTH AMERICA, INC., a New York corporation ("Citi"; and, together with KBSAS and Goldman, individually and collectively, "Mortgage Lender" ) are parties to that certain Loan Agreement, dated as of April 1, 2008, as amended by that certain Amendment to Loan Agreement, dated as of August 22, 2008, that certain Second Amendment to Loan Agreement (the "Second Amendment"), dated as of March 9, 2010, that certain letter Re: Omnibus Extension of Loan Agreements (the "Extension"), dated as of March 13, 2011, that certain letter Re: Omnibus Extension of Loan Agreements (the "Second Extension"), dated as of April 15, 2011, and that certain letter Re: Omnibus Extension of Loan Agreements (the "Third Extension"), dated as of April 29, 2011 (as amended, the "Mortgage Loan Agreement"; and the loan described therein, the "Mortgage Loan");

WHEREAS, pursuant to that certain Assignment and Assumption Agreement dated as of May 10, 2011, SLG Mortgage assigned all of its right, title and interest in and to the Mortgage Loan to KBSPHI, which subsequently contributed all of its right, title and interest in and to the Mortgage Loan to Newco pursuant to that certain Contribution Agreement dated as of May 10, 2011 (the "KBSPHI Contribution Agreement"), which subsequently contributed all of its right, title and interest in and to the Mortgage Loan to KBSAS pursuant to that certain Contribution Agreement dated as of May 10, 2011 (the "Newco Contribution Agreement");

WHEREAS, the entities listed on Schedule B attached hereto (collectively, "Senior Mezzanine Borrower"), and KBS (as successor to Goldman and Citi (in their capacities as lenders under the Senior Mezzanine Loan Agreement (as hereinafter defined), the "Senior Mezzanine Lender")) are parties to  that certain Amended and Restated Senior Mezzanine Loan Agreement, effective as of August 22, 2008, as amended by that certain Amendment to Amended and Restated Loan Agreement (the "Senior Mezz Amendment"), dated as of March 9, 2010, and by the Extension, the Second Extension and the Third Extension (as amended, the "Senior Mezzanine Loan Agreement"; and the loan described therein, the "Senior Mezzanine Loan");

WHEREAS, a 56.25% participation in the Senior Mezzanine Loan was acquired by KBSPHI and then sold to Goldman pursuant to that certain Amended and Restated Master Repurchase Agreement, dated as of April 28,  2011, as amended by that certain Amendment No. 1 to Amended and Restated Master Repurchase Agreement dated as of May 10, 2011 (collectively, the "Goldman KBS Master Repurchase Agreement"), between KBSPHI and Goldman, and a 43.75% participation in the Senior Mezzanine Loan was acquired by KBSPHII and then sold to Citigroup Financial Products Inc., a Delaware corporation (“Citi Financial”) pursuant to that certain Amended and Restated Master Repurchase Agreement, dated as of April 28, 2011, as amended by that certain Amendment No. 1 to Amended and Restated Master Repurchase Agreement dated as of May 10, 2011  (collectively, the "Citi KBS Master Repurchase Agreement"; and, together with the Goldman KBS Master Repurchase Agreement, the "KBS Master Repurchase Agreement"), between KBSPHII and Citi;

WHEREAS, GKK STARS JUNIOR MEZZ 2, LLC ("Junior Mezzanine Borrower") and KBSAS, as successor-in-interest to SLG Stars Mezz Loan, a Delaware limited liability company ("SLG Mezz"), Goldman and Citi (in their capacities as lenders under the Junior Mezzanine Loan Agreement (as hereinafter defined), individually and collectively, "Junior Mezzanine Lender"; and, collectively with the Mortgage Lender and Senior Mezzanine Lender, the "Lender" or "Lenders") are parties to that certain Junior Mezzanine Loan Agreement, dated as of August 22, 2008, as amended by the Extension, the Second Extension and the Third Extension (as amended, the "Junior Mezzanine Loan Agreement" (and the loan described therein, the "Junior Mezzanine Loan"); and, together with the Mortgage Loan Agreement and the Senior Mezzanine Loan Agreement, the "Loan Agreement");

WHEREAS, pursuant to that certain Assignment and Assumption Agreement dated as of May 10, 2011, SLG Mezz assigned all of its right, title and interest in and to the Junior Mezzanine Loan to KBSPHI, which subsequently contributed all of its right, title and interest in and to the Junior Mezzanine Loan to Newco pursuant to the KBSPHI Contribution Agreement, which subsequently contributed all of its right, title and interest in and to the Junior Mezzanine Loan to KBSAS pursuant to the Newco Contribution Agreement;

WHEREAS, all amounts outstanding under the Mortgage Loan, the Senior Mezzanine Loan and the Junior Mezzanine Loan became due and payable on May 6, 2011, and remain outstanding and due and payable as of the Effective Date, and demand for payment has been made for all amounts outstanding under the Mortgage Loan, the Senior Mezzanine Loan and the Junior Mezzanine Loan (collectively, the "Loans")  pursuant to the terms of those certain letters dated May 12, 2011, executed by Archon Group, LP, the servicer under the Loan, and delivered to Mortgage Borrower, Senior Mezzanine Borrower and Junior Mezzanine Borrower;

WHEREAS, the parties hereto have agreed to enter into this Agreement and the Lender has agreed to execute and deliver certain releases, terminations and satisfactions of GKK Stars and certain of its Affiliates' obligations, and GKK Stars and certain of its Affiliates have agreed to execute and deliver certain releases of the Lender and their Affiliates, in connection with the Loans (with all documents evidencing, securing or otherwise relating to the Loans being referred to herein as "Loan Documents"), including any guaranties issued in connection therewith, upon and subject to the terms and conditions set forth below in this Agreement.

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NOW, THEREFORE, in consideration of the covenants and mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I

INCORPORATION

The recitals set forth above and the exhibits and schedules attached to this Agreement are hereby incorporated into and made a part of this Agreement.

ARTICLE II

DEFINITIONS

Capitalized terms not defined herein shall have the meanings set forth in the Senior Mezzanine Loan Agreement.  The following terms shall have the meanings set forth in this Article II:

"Accounts" shall have the meaning set forth in Section 5.2.

"Acquisition Co" shall mean, collectively, one or more entities that are directly or indirectly owned by KBSAS and created to acquire, directly or indirectly, the Transferred Interests.
"Additional Payments" shall have the meaning set forth in Section 10.3.

"Additional Pledged Collateral" shall mean either (i) a pledge to Newco (which pledge would be granted by a subsidiary of KBS Real Estate Investment Trust, Inc. ("KBS REIT Sub") of the equity interests held indirectly by KBS Real Estate Investment Trust, Inc. in (a) the multi-state property portfolio commonly referred to as the “Hackman Portfolio” or (b) in any other equity interests held indirectly by KBS Real Estate Investment Trust, Inc., or (ii) if KBS REIT Sub is contractually prohibited from pledging such equity interests, an assignment in form and substance satisfactory to GKK of all proceeds generated by and derived from such equity interests.

"AFR Loan" shall mean the mortgage loan made to AFR Owner.

"AFR Loan Equity Interests" shall mean all of the equity interests in AFR Owner, and all right, title, interests, obligations and liabilities appurtenant thereto.

"AFR Owner" shall mean, collectively, (i) First States Investors Asset Group A, L.P., (ii) First States Investors Asset Group A GP, LLC, (iii) First States Investors HFS, L.P., (iv) First States Investors HFS GP, LLC, (v) First States Investors FPC, L.P., (vi) First States Investors FPC GP, LLC, (vii) First States Investors TRS, L.P. and (viii) First States Investors TRS GP, LLC.

"AFRT" shall mean American Financial Realty Trust, a Maryland real estate investment trust.

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"Agreement" shall have the meaning set forth in the preamble hereto.

"Amended and Restated Carveout Guaranty" shall mean a guaranty from Guarantor to KBS and KBSAS in the form attached hereto as Exhibit O.

"Bankruptcy Code" shall have the meaning set forth in Section 10.1.

"BBD1 Entity" shall mean First States Investors 5000A, LLC.

"Billing Period" shall mean the applicable calendar month in which the billing applies, except that, for July, 2011, the billing period shall commence on July 9, 2011, and end on July 30, 2011

"Breach Event" shall have the meaning set forth in Section 9.1.

"Citi" shall have the meaning set forth in the first recital paragraph hereto.

"Citi Financial" shall have the meaning set forth in the fourth recital paragraph hereto.

"Citi KBS Master Repurchase Agreement" shall have the meaning set forth in the fourth recital paragraph hereto.

"Dana Borrower" shall have the meaning set forth in Section 3.3.

"Dana Loan" shall mean the mortgage loan made to Dana Owner.

"Dana Loan Equity Interests" shall mean all of the equity interests in Dana Owner, and all right, title, interests, obligations and liabilities appurtenant thereto.

"Dana Owner" shall mean, collectively, (i) First State Investors 3500 A, LLC and (ii) First State Investors 3500, LLC.

"Dana Property" shall mean all real property owned, directly or indirectly, by the Dana Owner.

"Deed in Lieu Agreement" shall mean that certain Deed in Lieu of Foreclosure Agreement, dated as of July 29, 2011, by and among MML RE Finance LLC, U.S. Bank National Association, David J. Ganss, Dana Borrower and First States Group L.P.

"Delayed Transfer Entity" means, as of the applicable date of determination, any Equity Interest that has not yet been Transferred to Acquisition Co, it being agreed that such Equity Interest shall cease being a Delayed Transfer Entity on the date that such Equity Interest becomes a Transferred Interest in accordance with the terms of this Agreement.

"Delayed Transfer Properties" shall have the meaning set forth in Section 5.5.

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"Delayed Transfer Property Portfolio" shall mean a group of Delayed Transfer Properties secured by the same first mortgage debt financing.

"Delayed Transfer Property Shortfall" shall mean in any month, the amount, if any, by which the aggregate net cash proceeds from the Delayed Transfer Properties are insufficient to cover the costs, obligations or other liabilities of all of the Delayed Transfer Properties as they become due.

"Effective Date" shall have the meaning set forth in the preamble hereto.

"Equity Interests" shall mean the limited liability company, limited partnership and corporate equity interests in the direct and indirect subsidiaries of GKK Stars set forth on Schedule I attached hereto, it being agreed that "Equity Interests" shall expressly exclude the AFR Loan Equity Interests and the Dana Loan Equity Interests.

"Excess Cash Flow" shall mean all net cash proceeds generated by a Delayed Transfer Property Portfolio in excess of the amounts required to (i) be applied towards the payment of any first mortgage debt encumbering such Delayed Transfer Property Portfolio (including amounts to be reserved in accordance with applicable cash management mechanisms) or (ii) fund operating expenses and approved capital expenses relating to such Delayed Transfer Property Portfolio.

"Extension" shall have the meaning set forth in the first recital paragraph hereto.

"FSG" shall mean First States Group, L.P., a Delaware limited partnership.

"FSI Cash Trap" shall have the meaning set forth in Section 6.1(d).

"FSI Lender" shall have the meaning set forth in Section 6.1(a).

"FSI Loan" shall have the meaning set forth in Section 6.1(a).

"FSI Loan Entity Interests" shall have the meaning set forth in Section 6.1(b).

"FSI Payment Guaranty" shall have the meaning set forth in Section 6.1(c).

"FSIR" shall mean First States Investors Realty, LLC, a Delaware limited liability company and its subsidiaries.

"FSMC" shall mean First States Management Corp., L.P., a Delaware limited partnership.

"FSMC Management Contracts" shall mean, collectively, the management agreements described on Schedule M attached hereto.

"FSMC Service Contracts" shall mean, collectively, the contracts and agreements described on Schedule F attached hereto.

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"GKK Capital" shall mean GKK Capital LP, a Delaware limited partnership.

"GKK Manager" shall have the meaning set forth in Section 5.6.

"GKK Stars" shall have the meaning set forth in the preamble hereto.

"GKK Transaction Expenses" shall mean the legal fees of GKK Stars and its Affiliates and subsidiaries (direct and indirect) and all other out of pocket expenses (excluding amounts owed to third-party, non-attorney advisors) of GKK Stars and its Affiliates and subsidiaries incurred in negotiating this Agreement and carrying out the terms and provisions of this Agreement after July 8, 2011, including, without limitation, legal fees and all other out of pocket expenses (excluding amounts owed to third party, non-attorney advisors) incurred and payable in connection with any Transfer.  For the avoidance of doubt, GKK Transaction Expenses shall not include legal fees for the Gramercy Entities that are not directly related to effectuating the transactions provided for in this Agreement.

"Goldman " shall have the meaning set forth in the first recital paragraph hereto.

"Goldman KBS Master Repurchase Agreement" shall have the meaning set forth in the fourth recital paragraph hereto.

"Gramercy Back-Up Guaranty" shall mean the guaranty in the form attached hereto as Exhibit E executed, by Guarantor.

"Gramercy Entities" shall mean GKK Stars, GKK Stars Junior Mezz I LLC, the Junior Mezzanine Borrower, GKK Capital and the Guarantor.

"Gramercy Releases" shall mean the releases executed in the forms of Exhibit C-1 and Exhibit D-1 attached hereto pursuant to the provisions of Section 4.2.

"Ground Lessor" shall have the meaning set forth in the definition of the term "Schwab Harborside Lease."

"Guarantor" shall mean Gramercy Capital Corp., a Maryland corporation.

"Guarantor Allocation" shall be an amount equal to (i) the GKK Transaction Expenses after July 8, 2011, minus (ii) 50% of the KBS Transaction Expense Amount, but in no event greater than Guarantor Expense Cap .

"Guarantor Expense Cap" shall mean $500,000.

"Initial AFRT Transfer Documents" shall have the meaning set forth in Section 3.5.

"Initial Equity Interests" shall mean the Equity Interests set forth on Schedule I that are indicated as Transfers occurring on the Effective Date.

"Initial PB Capital Notice" shall have the meaning set forth in Section 5.1.

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"Initial Resignation Document" shall have the meaning set forth in Section 5.1.

"Junior Mezzanine Borrower" shall have the meaning set forth in the fifth recital paragraph hereto.

"Junior Mezzanine Lender" shall have the meaning set forth in the fifth recital paragraph hereto.

"Junior Mezzanine Loan" shall have the meaning set forth in the fifth recital paragraph hereto.

"Junior Mezzanine Loan Agreement" shall have the meaning set forth in the fifth recital paragraph hereto.

"KBS" shall have the meaning set forth in the preamble hereto.

"KBS Lender" shall mean KBSAS, in its capacity as a Mortgage Lender, KBS, in its capacity as Senior Mezzanine Lender, and KBSAS, in its capacity as a Junior Mezzanine Lender.

"KBS Master Repurchase Agreement" shall have the meaning set forth in the fourth recital paragraph hereto.

"KBS REIT Sub" shall have the meaning set forth in the definition of "Additional Pledge Collateral."

"KBS Transaction Expense Amount" shall mean the legal fees and all other out of pocket expenses (expressly excluding the legal fees and expenses of tax or securities counsel to KBS and expressly excluding all fees and/or expenses payable to non-attorney advisors, service providers and/or costs and expenses payable for transfer taxes arising from any of the Transfers or payable to third party mortgage lenders in connection with the Transfers) incurred by KBS and its Affiliates and subsidiaries (direct and indirect) after July 8, 2011 in negotiating this Agreement and carrying out the terms and provisions of this Agreement, including, without limitation, legal fees incurred by KBS and payable in connection with any Transfer.

"KBSAS " shall have the meaning set forth in the preamble hereto.

"KBSDH" shall have the meaning set forth in the preamble hereto.

"KBSPHI" shall have the meaning set forth in the preamble hereto.

"KBSPHI Contribution Agreement" shall have the meaning set forth in the second recital paragraph hereto.

"KBSPHII" shall have the meaning set forth in the preamble hereto.

"Lender" shall have the meaning set forth in the fifth recital paragraph hereto.

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"Lender Releases" shall mean the releases executed in the forms of Exhibit B and Exhibit D-2 pursuant to the provisions of Section 4.2.

"Loan Agreement" shall have the meaning set forth in the fifth recital paragraph hereto.

"Loan Documents" shall have the meaning set forth in the eighth recital paragraph hereto.

"Loans" shall have the meaning set forth in the seventh recital paragraph hereto.

"Losses" shall have the meaning set forth in Section 9.2(a).

"Management Services Agreement" shall mean the management services agreement to be entered into by Acquisition Co and GKK Stars or a designated affiliate of GKK Stars, upon the terms set forth on Schedule E hereto.

"Master Sublease" shall have the meaning set forth in definition of the term "Schwab Harborside Lease."

"Mezzanine Loans" shall mean, collectively, the Senior Mezzanine Loan and the Junior Mezzanine Loan.

"Mortgage Borrower" shall have the meaning set forth in the first recital paragraph hereto.

"Mortgage Lender" shall have the meaning set forth in the first recital paragraph hereto.

"Mortgage Loan" shall have the meaning set forth in the first recital paragraph hereto.

"Mortgage Loan Agreement" shall have the meaning set forth in the first recital paragraph hereto.

"Newco" shall have the meaning set forth in the preamble hereto.

"Newco Contribution Agreement" shall have the meaning set forth in the second recital paragraph hereto.

"Newco Debt Cap Amount" shall mean $180 million plus (i) an amount equal to the lesser of (a) the value of all Additional Pledged Collateral that has been pledged as security to Newco and such security interest has been perfected under the Uniform Commercial Code, in a manner reasonably satisfactory to GKK Stars, and (b) $20,000,000, minus (ii) an amount equal to all principal amounts repaid by KBS or its Affiliates under the KBS Master Repurchase Agreement (or any replacement financing facility) out of sales proceeds obtained or derived from properties directly or indirectly owned by AFRT as of the date of this Agreement.

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"Notice" shall have the meaning set forth in Section 11.10.

"Original Subtenant" shall have the meaning set forth in definition of the term "Schwab Harborside Lease."

"Outside Transfer Date" shall mean December 15, 2011, time being of the essence, provided that in the event that a Proceeding or other judicial process exists on December 15, 2011, pursuant to which a stay or other injunctive action on the Transfer of GKK Stars's Equity Interest in AFRT is in effect, the Outside Transfer Date shall be extended through the date that is ten (10) business days after the date of any order lifting such stay or injunctive action is final and nonappealable.

"PB Capital Intercreditor Agreement" shall mean that certain Amended and Restated Intercreditor Agreement, dated as of August 22, 2008, by and among PB Capital Corporation, a Delaware corporation individually and as "Agent" for one or more "Lenders"; Goldman Sachs Mortgage Company (as successor-in-interest to Goldman Sachs Commercial Mortgage Capital, L.P., a New York limited partnership and Citicorp North America, Inc., a New York corporation; and Goldman Sachs Mortgage Company (as successor-in-interest to Goldman Sachs Commercial Mortgage Capital, L.P.), a New York limited partnership, Citicorp North America, Inc., a New York corporation, SL Green Realty Corp, a Maryland corporation, and SLG Stars Mezzanine Loan LLC, a Delaware limited liability company (as successor by assignment from SL Green).

"PB Capital Loan" shall have the meaning set forth in Section 6.2(a).

"PB Capital Loan Entity" shall have the meaning set forth in Section 6.2(a).

"PB Capital Loan Entity Transfer" shall have the meaning set forth in Section 6.2(a).

"PB Capital Loan Guaranties" shall have the meaning set forth in Section 6.2(a).

"Proceeding" shall have the meaning set forth in Section 10.1.

"Release Effective Date" shall mean the earliest to occur of (i) the date that the Equity Interests in both the PB Capital Loan Entity and the BBD1 Entity have been Transferred in accordance with this Agreement, or (ii) if the Equity Interests in the PB Capital Loan Entity have not been Transferred on or prior to September 15, 2011, the later of (a) September 15, 2011 and (b) the date that the Equity Interests in the BBD1 Entity have been Transferred in accordance with this Agreement, or (iii) December 15, 2011.

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"Schwab Harborside Lease" shall mean the Master Sublease made as of June 24, 2004 by and between Charles Schwab & Co., Inc., a California corporation ("Sublandlord"), and First States Investors Realty, LLC, a Delaware limited liability company ("Original Subtenant"), as amended by that certain First Amendment to Master Sublease made as of December 15, 2007 ("Master Sublease") by and between Sublandlord and Original Subtenant, as further amended by that certain Second Amendment to Master Sublease made as of December 16, 2008 by and between Sublandlord and First States Investors Harborside, LLC, a Delaware limited liability company ("Subtenant")(successor-in-interest to Original Subtenant), as further amended by that certain Third Amendment to Master Sublease made as of February 25, 2009 by and between Sublandlord and Subtenant, as further amended by that certain Fourth Amendment to Master Sublease made as of March 22, 2009 by and between Sublandlord and Subtenant, as further amended by that certain Fifth Amendment to Master Sublease made as of March 31, 2009 by and between Sublandlord and Subtenant, as further amended by that certain Sixth Amendment to Master Sublease made as of April 27, 2010 by and between Sublandlord and Subtenant, which is a sublease of the property referenced in that certain Amended and Restated Lease dated as of December 29, 2000 by and between Plaza X Leasing Associates L.L.C. ("Ground Lessor") and Sublandlord.

"Second Amendment" shall have the meaning set forth in the first recital paragraph hereto.

"Second Extension" shall have the meaning set forth in the first recital paragraph hereto.

"Second PB Capital Notice" shall have the meaning set forth in Section 3.5(d).

"Senior Management" shall mean any of the following individuals, in their individual capacities as an executive of GKK Stars:  (a) Roger M. Cozzi, (b) Edward J. Matey, Jr., (c) Tim O’Connor, (iv) Allan B. Rothschild and (v) Robert Foley.

"Senior Mezz Amendment " shall have the meaning set forth in the third recital paragraph hereto.

"Senior Mezzanine Borrower" shall have the meaning set forth in the third recital paragraph hereto.

"Senior Mezzanine Lender" shall have the meaning set forth in the third recital paragraph hereto.

"Senior Mezzanine Loan " shall have the meaning set forth in the third recital paragraph hereto.

"Senior Mezzanine Loan Agreement" shall have the meaning set forth in the third recital paragraph hereto.

"SLG Mezz" shall have the meaning set forth in the fifth recital paragraph hereto.

"SLG Mortgage " shall have the meaning set forth in the first recital paragraph hereto.

"Sublandlord" shall have the meaning set forth in definition of the term "Schwab Harborside Lease."

"Subtenant" shall have the meaning set forth in definition of the term "Schwab Harborside Lease."

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"Third Extension" shall have the meaning set forth in the first recital paragraph hereto.

"Transfer" or "Transferred" shall mean transferring or having transferred the Equity Interests to Acquisition Co or KBSAS, as applicable, in accordance with, and subject to the terms and conditions of, Section 3.5 hereof.

"Transfer Acceptance Certificate" shall mean a certificate in the form of Exhibit J attached hereto.

"Transfer Instruments" shall mean the Assignment and Assumption Agreements in the form of Exhibit A hereto, resolutions of AFRT approving this Agreement and all actions and transactions contemplated hereby, and such other transfer declarations, affidavits and other documents which shall permit Acquisition Co and any subsidiary of Acquisition Co to receive the Transfer of the Equity Interests as provided for herein and powers of attorney in favor of Acquisition Co and any subsidiary of Acquisition Co which shall permit Acquisition Co and any subsidiary of Acquisition Co to execute such other documents or instruments to Transfer the Equity Interests as provided for herein.

"Transferred Interests" shall mean the Equity Interests transferred to or at the direction of Acquisition Co or KBSAS, as applicable.

"UCC" shall mean means the Uniform Commercial Code as in effect on the date hereof in the State of New York.

"Voluntary Proceeding" shall mean (i) any Proceeding voluntarily filed in court by GKK Stars or any of its subsidiaries (direct or indirect) or (ii) any other Proceeding in which Senior Management has colluded with any other Person in causing the filing in court of such Proceeding against GKK Stars or any of its direct or indirect subsidiaries.  For purposes of determining a Voluntary Proceeding, collusion shall not include the failure of GKK Stars or its Affiliates to pay mortgage debt service or any other property related expenses in and of itself, or any correspondence or communication by any representative or employee of GKK Stars or its Affiliates, other than Senior Management, with creditors of any of GKK Stars’ direct or indirect subsidiaries, relating to such debt or expenses.

ARTICLE III

TRANSFER AND SETTLEMENT

Section 3.1          Formation of Acquisition Co.  On or prior to the Effective Date, KBSAS shall form each Acquisition Co that is intended to be a recipient of a Transfer of Initial Equity Interests on the Effective Date.

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Section 3.2          Transfer of AFR Loan Equity Interests.  On or prior to the Effective Date, GKK Stars shall cause all AFR Loan Equity Interests to be assigned to an entity in which AFRT has no direct or indirect ownership interest and shall cause FSG and any other subsidiaries (direct or indirect) of GKK Stars to be released from any and all obligations under the AFR Loan.

Section 3.3          Dana Deed in Lieu Agreement.  In no event will GKK Stars amend or modify (or permit First States Investors 3500, LLC ("Dana Borrower") to amend or modify) the Deed in Lieu Agreement without first obtaining the prior written consent of Newco, Citi Financial and Goldman.

Section 3.4          Intentionally Omitted.

Section 3.5          Execution of Transfer Instruments.

(a)           On the Effective Date, GKK Stars shall execute and deposit (and/or cause to be executed and deposited) with KBSAS or its designee the Transfer Instruments with respect to each of the Equity Interests.  With the exception of the Transfer Instruments pertaining to GKK Stars's Equity Interest in AFRT, which shall be in favor of KBSAS or such other entity as directed by KBSAS (the "Initial AFRT Transfer Documents"), the Transfer Instruments shall be "in blank" or, at the direction of Acquisition Co, in favor of Acquisition Co or a designee.  Acquisition Co or KBSAS, as applicable, shall consummate the direct or indirect Transfer of all of the Equity Interests through contractual assignments of the applicable Equity Interests or foreclosures of such Equity Interests, in either case, in accordance with this Agreement on or prior to the Outside Transfer Date, except to the extent set forth in Section 3.5(d) and except to the extent otherwise provided in Section 9.5, and, notwithstanding the foregoing, neither Acquisition Co nor KBSAS shall be in breach of such obligations to the extent they are excused from performance pursuant to the provisions of Section 9.5 or are otherwise prevented by operation of law or judicial process from consummating such Transfers to the extent provided for below.  KBSAS shall have the right to select the order in which the applicable Equity Interests are Transferred and whether an Equity Interest will be Transferred by a contractual assignment or through foreclosure.  The Transfer Instruments shall provide that, unless GKK Stars's Equity Interest in AFRT is Transferred to Acquisition Co or its designated subsidiary prior to the Outside Transfer Date, in which case the Initial AFRT Transfer Documents shall be deemed null and void, GKK Stars's Equity Interest in AFRT shall be deemed Transferred to KBSAS on the Outside Transfer Date pursuant to the Initial AFRT Transfer Documents unless Acquisition Co and KBSAS are excused from effectuating such Transfer pursuant to the provisions of Section 9.5 herein; provided, that if a Proceeding or other judicial process exists on December 15, 2011 pursuant to which a stay or other injunctive action on the Transfer of GKK Stars's Equity Interest in AFRT is in effect, such Transfer shall instead be deemed to have occurred pursuant to the Initial AFRT Transfer Documents on the date that is ten (10) business days after any order lifting such stay or injunctive action is final and nonappealable.  Notwithstanding anything stated to the contrary in this Agreement or in any of the Transfer Instruments, no Transfer Instrument shall be considered or treated as if it has been delivered to Acquisition Co or any of its subsidiaries unless and until such Transfer Instrument has been "accepted" by Acquisition Co or a subsidiary of Acquisition Co as evidenced by such transferee's acceptance of such Transfer through such party's signing the Transfer Acceptance Certificate attached to the applicable Transfer Instrument; provided, that no Transfer Acceptance Certificate shall be required in connection with (i) the Transfer of Equity Interests in AFRT on the Outside Transfer Date unless KBSAS and Acquisition Co are relieved from their obligations to accept an assignment of Equity Interests in AFRT pursuant to the provisions of Section 9.5 in which event the execution and delivery of a Transfer Acceptance Certificate shall be required, (ii) the Transfer of Equity Interests in the BBD1 Entity, provided that GKK has first delivered to KBS written confirmation from the servicer of the mortgage loan to which the BBD1 Entity is a party, in form and substance reasonably acceptable to KBS, and (iii) any Transfer Instrument delivered in connection with a foreclosure of any of the Equity Interests.  The parties hereto agree that the Initial Equity Interests shall be Transferred on the Effective Date.

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(b)           Commencing on the Effective Date and continuing through the Outside Transfer Date, GKK Stars shall (and GKK Stars shall cause its direct and indirect subsidiaries to), within ten (10) business days following Newco's written request to GKK Stars, execute such additional transfer documents or instruments not already executed by GKK Stars and/or its Affiliates as of the Effective Date to the extent necessary to effectuate the Transfers, which such additional transfer documents or instruments shall be substantially in the form of the Transfer Instruments already delivered to KBSAS and Acquisition Co (and/or its subsidiaries) as of the Effective Date and, if any such transfer document or instrument is a new form of document not previously delivered to KBSAS, Acquisition Co or its subsidiaries prior to the Effective Date, then such transfer document or instrument shall be in the form customarily used for such type of transfer reasonably approved by GKK Stars and KBSAS or its applicable subsidiary.  Notwithstanding the foregoing, neither GKK Stars nor its Affiliates or subsidiaries shall be obligated to execute any additional transfer documents or instruments to the extent the applicable signatory reasonably believes that such documents or instruments may violate applicable law or create personal liability to the person that is the signatory to such document or instrument.

GKK Stars acknowledges and agrees for itself and its subsidiaries that, with respect to any transfer declarations or other documents required to be prepared and filed and/or recorded with any governmental agency in connection with any Transfer contemplated by this Agreement, Acquisition Co shall have the authority to complete all blanks appearing in (and complete all information required to be completed in) such transfer declarations and/or documents including, without limitation, the value of the interest being transferred and the transfer fees payable in connection with such Transfer; GKK Stars agrees for itself and all of its subsidiaries they shall not have the right to object to any of such amounts that are filled in such transfer declarations and or other documents.

(c)           GKK Stars acknowledges and agrees that the Transfer Instruments to be executed and delivered by GKK Stars and its Affiliates as required by this Agreement may include, to the extent required by any of the lenders, excluding Mortgage Lender, holding mortgage debt encumbering any of the real properties owned directly or indirectly by GKK Stars, releases in a form mutually acceptable to GKK Stars and its Affiliates and any of such mortgage lenders.

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(d)           On or prior to September 15, 2011, KBS shall elect in writing to either (i) proceed to Transfer the Equity Interests in the PB Capital Loan Entity on or prior to the Outside Transfer Date in a manner that complies with the terms, conditions and restrictions of the PB Capital Intercreditor Agreement in all material respects or (ii) give GKK Stars the option to assign the Equity Interests in the PB Capital Loan Entity to an entity in which AFRT has no direct or indirect ownership interest.  If KBS fails to elect in writing to proceed under either clause (i) or clause (ii) of the previous sentence by September 15, 2011, KBS shall be deemed to have elected to proceed under clause (i), or if KBS elects to proceed under clause (ii) of the previous sentence but fails to deliver the consent of Citi Financial and Goldman to such election by September 15, 2011, KBS shall be deemed to have elected to proceed under clause (i).  On the Effective Date, KBS Debt Holdings, LLC shall indemnify, defend and hold harmless the Gramercy Entities against all Losses incurred by any Gramercy Entity in connection with such Transfer of the PB Capital Loan Entity, unless such Losses are caused by an affirmative action of GKK Stars or one of its Affiliates unrelated to effectuating the Transfers hereunder.  If KBS elects to give GKK Stars the option under clause (ii) above with the consent of Citi Financial and Goldman, GKK Stars shall have five (5) business days in which to notify KBS of its intention to exercise the option to assign the Equity Interests in the PB Capital Loan Entity to its designee (the "Initial PB Capital Notice").  If GKK Stars elects to exercise the option in clause (ii) above, GKK Stars will use commercially reasonable efforts to obtain the applicable mortgage lender consent to the transfer of the Equity Interests in the PB Capital Loan Entity to its designee by September 30, 2011.  If GKK Stars fails to get such consent, it may elect to proceed with such transfer or notify KBS on or prior to October 5, 2011 of its intent not to proceed with such transfer (the "Second PB Capital Notice").  If GKK Stars elects to exercise its option to transfer of the Equity Interests in the PB Capital Loan Entity, it will effectuate such assignment on or prior to October 17, 2011 and, concurrently with such assignment, KBS shall return the Transfer Instruments with respect to the PB Capital Loan Entity to GKK Stars and such Transfer Instruments and the indemnity contained above in this Section 3.5(d) shall be void and have no further force or effect.  If GKK Stars elects not to exercise such option pursuant to an Initial PB Capital Notice or a Second PB Capital Notice, or fails to provide KBS with an Initial PB Capital Notice within the five (5) business day period set forth above, (A) KBS shall, subject to the provisions of Section 9.5 herein, be obligated to effectuate the Transfer of such Equity Interests on or prior to the Outside Transfer Date and (B) Newco (and not Debt Holdings, LLC) shall indemnify, defend and hold harmless the Gramercy Entities against all Losses incurred by any Gramercy Entity in connection with such Transfer, unless such Losses are caused by an affirmative action of GKK Stars or one of its Affiliates.

(e)           The negotiation, execution and delivery of all Transfer Instruments by any officer or signatory of GKK Stars (or any Affiliate or subsidiary, direct or indirect, of GKK Stars) shall be solely in such person's capacity as an officer or authorized signatory of any such entity and shall be at no out of pocket expense (other than those reimbursed by KBS pursuant to the express terms of this Agreement) to the Gramercy Entities.  Notwithstanding the foregoing, neither GKK Stars nor its Affiliates or subsidiaries shall be obligated to execute any such document to the extent the applicable signatory reasonably believes that such document may violate applicable law or create personal liability to the person that is the signatory to such document.  Notwithstanding the foregoing or anything stated to the contrary elsewhere in this Agreement, no person signing any of the documents in the form of those attached as exhibits to this Agreement shall be entitled to claim that they reasonably believe that such document may create personal liability to them.

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Section 3.6          No Interference With Senior Mezzanine Lender Foreclosure.  Subject to the terms of Section 3.7(c), GKK Stars shall not, and GKK Stars shall ensure that none of its Affiliates or principals shall, take any affirmative action that shall prevent KBS from effecting any Transfer in accordance with this Agreement.  For the purposes of this Section 3.6, "effecting any Transfer in accordance with this Agreement" shall include, without limitation, (a) KBS's initiating and completing  foreclosure sales with respect to all collateral provided by any of the borrowers under the Senior Mezzanine Loan (including UCC sales), (b) KBS's completing the delivery  and/or filing or recording of any Transfer Instruments and/or (c) KBS's filing actions against any or all of the borrowers (to the extent not prohibited under this Agreement or any of the documents executed in connection with this Agreement and not against any of the Gramercy Entities) solely for the purpose of foreclosing upon, or preserving, protecting or pursuing the exercise of its remedies against the collateral for the Senior Mezzanine Loan.

Section 3.7          Authorization to Negotiate and Talk to Third Party Mortgage Lenders.

(a)           To the extent not previously authorized, from and after the Effective Date until the Outside Transfer Date, GKK Stars shall execute and deliver, and will cause each of its direct and indirect subsidiaries to execute and deliver, to KBS (and any KBS Affiliate) authorizations and consents to authorize KBS (and its Affiliates) to discuss with all third party mortgage lenders, and to obtain all consents and/or approvals required or desired in connection with, the Transfers contemplated by this Agreement, which written authorization and consent shall be substantially  in the form attached hereto as Exhibit I.  Subject to the provisions of this Section 3.7, KBS, and not GKK Stars, will be responsible for obtaining all such consents.

(b)           Commencing on the Effective Date and continuing through the Outside Transfer Date, GKK Stars shall promptly, upon KBS's written request, cooperate, and GKK Stars shall (i) cause its direct and indirect subsidiaries to cooperate in providing third party lenders holding mortgage debt encumbering any Delayed Transfer Property Portfolio with information reasonably requested by KBS and in the possession of GKK Stars, its Affiliates and their subsidiaries (direct or indirect) and (ii) shall direct the property managers for the real properties, solely to the extent that the same are Affiliates of GKK Stars or are party to a management contract with GKK Stars or its Affiliates, to cooperate in providing third party lenders holding mortgage debt encumbering any Delayed Transfer Property Portfolio with information reasonably requested by KBS and in the possession of such property managers, in order to facilitate obtaining any consents or approvals from any such third party mortgage lenders (and/or satisfying any conditions) with respect to the Transfers contemplated by this Agreement.

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(c)           Commencing on the Effective Date and continuing through the Outside Transfer Date, GKK Stars shall cause one or more of its representatives (or one or more representatives of its applicable subsidiaries), upon KBS's written request and reasonable advance notice, to attend, and shall cause its direct and indirect subsidiaries to attend, meetings and/or conference calls to facilitate KBS's obtaining any consents or approvals with respect to the Transfers contemplated under this Agreement  from third party lenders holding mortgage debt encumbering any Delayed Transfer Property Portfolio.   With respect to any meetings in which GKK Stars or its direct or indirect subsidiaries are requested to attend or participate, KBS agrees to abide by the following: (i) KBS shall deliver reasonable prior written notice to GKK Stars of any meeting/conference call in which it (or any subsidiary (direct or indirect)) is expected to participate, which notice shall include a reasonably detailed description of the intended subject matter of such meeting/conference call, (ii) if GKK Stars (or any subsidiary, direct or indirect) is asked to make subjective statements at any such meeting/conference call, such entity shall be entitled to respond as it deems reasonably necessary and shall have no liability in connection with any statement made at any such meeting/conference call unless such statement seeks to challenge, disaffirm or otherwise repudiate the powers of KBS to communicate and negotiate with any such third party mortgage lenders, and (iii) the participation of any officer of GKK Stars (or any subsidiary, direct or indirect, of GKK Stars) at any such meeting/conference call shall be solely in its capacity as an officer of any such entity and at the cost (as to reasonable third party out of pocket traveling costs) of KBS.

(d)           The negotiation, execution and delivery of all documents required to be delivered pursuant to this Section 3.7 by any officer or signatory of GKK Stars (or any Affiliate or subsidiary, direct or indirect, of GKK Stars) shall be solely in such person's capacity as an officer or authorized signatory of any such entity.  Notwithstanding the foregoing, neither GKK Stars nor its Affiliates or subsidiaries shall be obligated to execute any such document to the extent the applicable signatory reasonably believes that such document may violate applicable law or create personal liability to the person that is the signatory to such document.

Section 3.8          Delivery of Due Diligence Documents.  To the extent not already delivered to KBS on the Effective Date, on or before the dates set forth in Schedule C attached hereto, GKK Stars shall cause to be delivered to KBS the documents and information set forth in Schedule C attached hereto to the extent that the same is in the possession of GKK Stars, any of its Affiliates or any property manager that is party to a management contract with GKK Stars or its Affiliates.

ARTICLE IV

RELEASES; INDEMNITIES.

Section 4.1           The parties to this Agreement acknowledge and agree that the Loan Agreement and the Loan Documents remain in full force and effect other than as affected by the provisions hereof and the other documents and releases executed in accordance with this Agreement, and that no rights and remedies thereunder are affected or waived except as expressly provided in this Agreement (including Section 3.6 hereof) or in any documents or releases executed pursuant to this Agreement (including Section 4.2 hereof).

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Section 4.2          On the Effective Date, (i) each of the Lenders shall execute and deliver to (A) Guarantor and GKK Capital the release in the form of Exhibit C-1 attached hereto and (B) GKK Stars Junior Mezz 1 LLC, the Junior Mezzanine Borrower, GKK Stars, AFR Owner and Dana Owner the release in the form of Exhibit C-2 attached hereto, each of which releases shall not be effective until the Release Effective Date, (ii) the Gramercy Entities, the AFR Owner, the Dana Owner and their respective subsidiaries shall execute and deliver to the Lenders a release in the form of Exhibit B attached hereto, which release shall not be effective until the Release Effective Date and (iii) Guarantor shall execute and deliver to KBS the Gramercy Back-Up Guaranty.  Immediately upon an Equity Interest becoming a Transferred Interest, (x) KBSAS shall cause such Transferred Interest to execute and deliver to the Gramercy Entities a release in the form of Exhibit D-1 attached hereto and (y) GKK Stars shall cause the Gramercy Entities to execute and deliver to the transferee of such Transferred Interest a release in favor of such transferee in the form of Exhibit D-2 attached hereto.  Nothing herein shall prevent KBSAS and Acquisition Co, as applicable, or its designated assignee from assuming all or a portion of the Mezzanine Loans.

Section 4.3          Concurrently with the effectiveness of each Transfer of Transferred Interests  in accordance with, and subject to the terms and conditions of, this Agreement, and in consideration of each such Transfer of Transferred Interests,

(a)           the indebtedness outstanding under the Senior Mezzanine Loan shall be deemed to have been reduced by the respective “Partial Satisfaction Amounts” set forth in Schedule G attached hereto relating to such Transferred Interests, as such “Partial Satisfaction Amounts” may be increased and/or reduced by KBS, KBSAS, Citi Financial and Goldman from time to time upon no less than three (3) business days prior written notice from KBS, KBSAS, Citi Financial and Goldman to GKK Stars provided that the sum of the “Partial Satisfaction Amounts” reflected in Schedule G attached hereto shall not be reduced below the “Aggregate Satisfaction Amount” reflected in Schedule G attached hereto, as the same may be amended and modified by KBS, KBSAS, Citi Financial and Goldman from time to time, and

(b) the security interests granted by each Senior Mezzanine Borrower in the Transferred Interests that are the subject of such Transfer shall be automatically released.

Notwithstanding anything stated to the contrary in this Section 4.3, to the extent that a Transfer of Transferred Interests is effectuated through a foreclosure instead of a consensual Transfer pursuant to the delivery of the applicable Transfer Instruments, (i) the amount, if any, by which the indebtedness outstanding under the Senior Mezzanine Loan is reduced in partial satisfaction of the Senior Mezzanine Loan will be determined based upon the amounts bid in connection with any such foreclosure and will not be governed by the “Partial Satisfaction Amounts” set forth in Schedule G attached hereto, and (ii) the provisions of clause (b) above shall not be applicable to such Transfer.  Furthermore, notwithstanding the foregoing, under no circumstances shall the security interests granted by GKK Stars Acquisition LLC in AFRT under the terms and conditions of that certain Pledge and Security Agreement (Upper Tier) dated as of April 1, 2008 (as heretofore or hereafter amended and modified), be considered released until such time as all interests in AFRT have been transferred to KBSAS or its designee in accordance with, and subject to the terms and conditions of, this Agreement.

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ARTICLE V

COVENANTS

Section 5.1          Delivery of Resignations.  On the Effective Date, GKK Stars shall cause to be executed and delivered to KBS the document set forth on Exhibit L attached hereto, which documents are necessary to effectuate the resignation (and the replacement of the same by designees of KBS) of all managers, officers, directors and/or trustees of those AFRT subsidiaries in which Equity Interests (direct or indirect) are the subject of a Transfer in accordance with this Agreement as of the applicable Transfer dates (the "Initial Resignation Document").  Commencing on the Effective Date and continuing through the Outside Transfer Date, GKK Stars shall, within ten (10) business days following KBS's written request to GKK Stars, cause to be delivered to KBS all documents necessary to effectuate, and obtain, the resignation (and the replacement of the same by designees of KBS) of all managers, officers, directors and/or trustees of those AFRT subsidiaries (direct or indirect) in which a Transfer is effectuated as to a Delayed Transfer Entity after the Effective Date, which documents shall be in substantially the same form as the Initial Resignation Document, to the extent such resignations are not covered by the Initial Resignation Document.  Notwithstanding the foregoing, neither GKK Stars nor its Affiliates or subsidiaries shall be obligated to execute any such document to the extent the applicable signatory reasonably believes that such document may violate applicable law.

Section 5.2          Bank Account Information and Transfer Documentation.  To the extent not already completed prior to the Effective Date, on the Effective Date, and except with respect to the Dana Loan Equity Interests and the AFR Loan Equity Interests, (a) GKK Stars shall segregate and identify (by property and/or portfolio) in a schedule all funds on deposit (as of a date not more than 10 business days prior to the Effective Date) in accounts maintained by, or for the benefit of, AFRT and its subsidiaries, which schedule shall set forth the name and address of the bank where each account is maintained, the amount on deposit in such account, the account number and the name under which such account is maintained and the name and telephone number of a contact person at the bank in which such account is maintained, and (b) GKK Stars shall execute, or cause to be executed, such documents and/or instruments as are necessary to enable KBSAS to have access to, and have signing authority for, all accounts reflected in the schedule delivered to KBS as provided above in this Section 5.2 to the extent relating to accounts held by,  or maintained for the benefit of, any subsidiary (direct or indirect) in which Equity Interests have been Transferred to Acquisition Co as of the Effective Date.  GKK Stars shall (x) no later than 15 business days after the Effective Date, provide KBS with unrestricted access to view online bank statements for each of the accounts referenced in the schedule delivered to KBS as provided in this Section 5.2 to the extent applicable to accounts held by, or maintained for the benefit of, any Delayed Transfer Entity (or any of its subsidiaries) that is not yet then the subject of a Transfer (the "Accounts") or (y) to the extent that online bank statements are not available with respect to any Accounts, cause to be delivered to KBS no later than the 10th day after receipt by GKK Stars, bank statements for each such Account, and (ii) GKK Stars shall cause to be delivered to KBS within ten (10) business days following written request by KBS, the documentation referenced in clause (b) above in this Section 5.2 with respect to any account held by, or maintained for the benefit of, any Delayed Transfer Entity (or any of its subsidiaries) for which a Transfer  has occurred under this Agreement after the Effective Date.

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Section 5.3          Audit Requirements.  As of the Effective Date of this Agreement, GKK Stars shall (i) provide KBS with reasonable access to internal documents, reports, risk assessments, process narratives and other information pertaining to and/or used by GKK Stars in connection with ensuring compliance by AFRT and its direct and indirect subsidiaries with Section 404 of the Sarbanes-Oxley Act; (ii) allow KBS’s internal audit team to perform property audits, walkthroughs, process documentation, control testing and any other procedure at GKK Stars needed to comply with Section 404 of the Sarbanes-Oxley Act; (iii) make available to KBS and its accountants all necessary books, records and other information needed in order to permit KBS to undertake an audit pursuant to 3.14 Audit requirements for the year ended December 31, 2010 and to prepare financial statements for the June 30, 2011 interim period , and (iv) permit GKK Stars's audit team at Ernst & Young to cooperate and coordinate information with KBS's audit team at Ernst & Young.  As soon as is practicable after September 30, 2011, GKK Stars shall make available to KBS and its accountants unaudited financial statements for the September 30, 2011 interim period and/or make available all necessary books, records and other information needed in order to permit KBS to prepare financial statements for the September 30, 2011 interim period.  As soon as is practicable after December 31, 2011, but no later than February 20, 2012, GKK Stars shall make available to KBS and its accountants unaudited financial statements for the December 31, 2011 interim and annual periods and/or make available all necessary books, records and other information needed in order to permit KBS to prepare financial statements for the December 31, 2011 interim and annual periods.

Section 5.4          Negative Operational Covenants.  From and after the Effective Date, GKK Stars shall not do any of the following, nor shall GKK Stars permit any of its subsidiaries (direct or indirect) to do any of the following:

(a)           (i) enter into any written contract or agreement with any Affiliate of GKK Stars and/or its subsidiaries (direct or indirect) or any Affiliate of SL Green Realty Corp. and/or any of its subsidiaries and (ii) fail to terminate any such contract or agreement within ten (10) business days of written notice from KBS to the extent the provisions of clause (i) in this Section 5.4(a) are violated, or

(b)           incur any Debt except for the Permitted Debt defined in the Senior Mezzanine Loan Agreement, other than pursuant to clause (iv) of the definition of Permitted Debt, and without regard to the 2% cap or the 60 day limitation in clause (ii) of such definition, or

(c)           make a voluntary Transfer (as such term is defined in the Senior Mezzanine Loan Agreement) in violation of the terms and conditions of the Senior Mezzanine Loan Agreement, except to an Affiliate of Newco or with respect to the transfer of the AFR Loan Equity Interests in accordance with Section 3.2 hereof or any transfer of the PB Capital Loan Entity Equity Interests pursuant to Section 3.5(d) hereof, or

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(d)           make any distributions in violation of the terms and conditions of the Senior Mezzanine Loan Agreement, subject to the provisions of Section 5.5(a) hereof.

Section 5.5          (a)           Use of Excess Cash Flow.  From and after the Effective Date, GKK Stars shall, subject to Section 5.4 above and this Section 5.5, cause the real properties owned by each Delayed Transfer Entity (the "Delayed Transfer Properties") to continue to be operated with the same care and to the same standard to which such real properties are being operated as of the date of this Agreement, solely to the extent that sufficient cash flow is being generated by the Delayed Transfer Properties to support such continued operation.  GKK Stars shall be permitted to apply any and all Excess Cash Flow generated by any Delayed Transfer Property Portfolio towards the payment of operating expenses, approved capital expenses and regularly scheduled payments of first mortgage debt (including amounts to be reserved in accordance with applicable cash management mechanisms) of any other Delayed Transfer Property Portfolio and GKK Transaction Expenses in excess of the Guarantor Allocation.  None of the Gramercy Entities shall have any obligation under this Agreement to contribute any capital or any other financial support to, or on behalf of, or in connection with any Delayed Transfer Property.  The existence of a Delayed Transfer Property Shortfall shall not constitute a Breach Event under this Agreement.

(b)           Protective Advances.  In the event of a Delayed Transfer Property Shortfall, GKK Stars will so notify KBS in writing, and KBS may, at its election (in its sole and absolute discretion), by written notice to GKK Stars within 10 business days following receipt of GKK Stars written request, fund, as a protective advance under the Senior Mezzanine Loan, all or a portion of the amount of the Delayed Transfer Property Shortfall to GKK Stars so that GKK Stars will have sufficient funds available to pay operating expenses, approved capital expenses and first mortgage debt (including amounts to be reserved in accordance with applicable cash management mechanisms) for the Delayed Transfer Properties as the same comes due.

Section 5.6          Management Services Agreement.  On the Effective Date, Acquisition Co and GKK Stars or a designated GKK Stars Affiliate ("GKK Manager") will enter into the Management Services Agreement; provided, however, if the Management Services Agreement is not entered into by Acquisition Co and GKK Manager on or before the Effective Date, Acquisition Co and GKK Stars covenant and agree to use commercially reasonable efforts to cause such Management Services Agreement to be entered into as promptly as is feasibly practicable following the Effective Date on terms consistent with those set forth in Schedule E attached hereto, and until the Management Services Agreement is executed by GKK Manager and Acquisition Co, the terms of Schedule E shall govern the parties obligations with respect to asset management services to be performed by GKK Manager for the properties and shall be deemed to be the "Management Services Agreement" for all purposes under the terms of this Agreement.  Unless (i) the Management Services Agreement is earlier terminated by Acquisition Co for reasons other than "for cause" as defined in the Management Services Agreement, or (ii) Acquisition Co is in material default (after the expiration of all notice and cure periods) under the Management Services Agreement, GKK Manager shall not be permitted to terminate the Management Services Agreement prior to December 31, 2011, or otherwise cease managing the subject assets pursuant to the terms of the Management Services Agreement prior to December 31, 2011.  If the GKK Manager elects to terminate the Management Services Agreement effective as of December 31, 2011, it must notify Acquisition Co of such intended termination in writing by no later than October 1, 2011.  The GKK Manager shall not be permitted to distribute, dividend or make any other distributions to any Affiliate of GKK Manager on or prior to December 31, 2011, provided that GKK Manager shall be permitted to pay (or reimburse its Affiliates for) any and all of its direct expenses incurred in connection with its management services, including existing salaries and bonuses to employees servicing the Equity Interests.

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Section 5.7          FSMC Management Contracts; Assumption or Termination of FSMC Service Contracts.  During the term of the Management Services Agreement, other than "for cause" as defined therein, Acquisition Co shall not terminate, or permit any of the Transferred Interests to terminate, any of the FSMC Management Contracts.  On or prior to the expiration of the Management Services Agreement, Acquisition Co will elect to either assume or terminate at Acquisition Co's expense all FSMC Service Contracts and/or contracts between FSMC and vendors supporting the Transferred Interests that were disclosed in writing to KBS prior to the expiration of the Management Services Agreement, but only to the extent such contracts have been entered into with vendors that are unaffiliated with the Gramercy Entities and are unaffiliated with SL Green Realty Corp.

Section 5.8          Schwab Harborside Lease.  GKK Stars or its applicable designee, solely with the prior written consent of KBS or KBSAS, shall endeavor to negotiate the reduction of the obligations relating to FSIR and liabilities of FSG relating thereto, including, without limitation, the Schwab Harborside Lease and the outstanding letter of credit relating thereto and pursue the prosecution of potential claims relating thereto, provided, that all costs, obligations, damages, claims or liabilities of any kind in connection with the prosecution of such claims shall be the responsibility of, and shall be paid directly or promptly reimbursed by Newco in accordance with a budget reasonably approved by KBS or KBSAS.  Notwithstanding anything to the contrary stated above, immediately at the request of KBS or KBSAS, GKK Stars shall cease undertaking such negotiations.  The Guarantor shall also notify and direct the letter of credit provider to pay to KBS or KBSAS or their designee all cash held as security or otherwise for the letter of credit, which direction letter shall be in the form of Exhibit P hereto.  To the extent such cash is released to Guarantor or any Affiliate of Guarantor, a portion of such cash (sufficient to pay KBS and KBSAS the amounts payable to KBS and KBSAS pursuant to the next sentence) shall be held in trust for the benefit of KBS and KBSAS and shall be promptly remitted to them or their designee.  The parties agree that KBS and KBSAS, on the one hand, and GKK Stars, on the other hand, shall each receive 50% of all savings resulting from any such reductions of liability or obligations, including all amounts (net of all third party costs and expenses incurred in connection with the enforcement, prosecution and collection of such claims plus the funding of any shortfalls to the Sublandlord under the Master Sublease from funds other than the existing letter of credit) recovered as a result of the prosecution of such claims.

Section 5.9          Limitations on Newco and Subsidiaries' Debt.  None of Newco or its direct or indirect subsidiaries shall incur, in the aggregate, debt for borrowed money in excess of the Newco Debt Cap Amount, other than mortgage financing secured by (among other things) interests in real property and other than the Senior Mezzanine Loan.  KBS shall cause the outstanding balance of the Senior Mezzanine Loan to be reduced to the Newco Debt Cap Amount no later than March 15, 2012.  The limitations set forth in this Section 5.9 shall no longer apply and shall automatically become ineffective upon (i) the earlier to occur of the payment of the existing PB Capital Loan and the discharge or release in full of all of Newco's obligations and liabilities under the existing PB Capital Loan and (ii) the earlier to occur of the payment in full of the existing FSI Loan and the discharge or release in full of all of Newco's obligations and liabilities under the existing FSI Loan.

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Notwithstanding the foregoing, the condition in clause (i) above need not be satisfied as a condition to the limitations in this Section 5.9 no longer being effective if Newco or KBS Debt Holdings, LLC, as applicable, is not required to execute and does not execute the “wrap around” indemnity referenced in Section 6.2(b) herein.

Section 5.10        Costs.  In connection with any third party legal fees incurred by GKK Stars or any of its Affiliates in connection with this Agreement that are to be paid by KBS or any of its Affiliates under this Agreement, GKK Stars shall endeavor to provide KBS with (i) an estimated budget of such legal fees from the applicable third party counsel and (ii) updates to such budget, to the extent that there are any material changes while the subject legal work is being performed.

ARTICLE VI

ASSUMPTION OF CERTAIN MORTGAGE LOANS.

Section 6.1          FSI Loan

(a)          Lender hereby acknowledges and agrees that Affiliates of GKK Stars are lenders and/or secured parties under the $69,868,421.05 mortgage loan evidenced by that certain Substitute Loan Agreement A, dated as of September 11, 2008, among Gramercy Investment Trust (successor-in-interest to Deutsche Bank AG, Cayman Islands Branch), as Agent and Lender, LaSalle Bank National Association, as Collateral Agent (collectively, the "FSI Lender") and First States Investors DB I, L.P., First States Investors DB I B, L.P., First States Investors 4200, LLC, First States Investors DB I SP, L.P. and First States Investors DB I TRS, L.P., as borrowers (as amended, the "FSI Loan"), that such Affiliates shall remain as lenders and/or secured parties on and after the Effective Date, and that the FSI Loan is in full force and effect as of the date hereof and will be in full force and effect on the Effective Date.

(b)          On the Effective Date, as additional collateral for the FSI Loan, Acquisition Co shall deliver or cause to be delivered to FSI Lender a pledge and security agreement in the form attached hereto as Exhibit G granting the FSI Lender a first priority security interest in and to the entities set forth in such pledge and security agreement (the "FSI Loan Entity Interests").

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(c)          On the Effective Date, Newco shall deliver to FSI Lender a fully executed substitute replacement payment guaranty agreement, in the form set forth in Exhibit H-1 attached hereto (the "FSI Payment Guaranty"), and the Environmental Indemnity Agreement in the form set forth in Exhibit H-2, attached hereto each pertaining solely to acts and circumstances occurring or arising on or after the Effective Date.  To the extent Acquisition Co has exercised its 12-month extension option set forth in clause (e) below, Newco shall be entitled to be released from the FSI Payment Guaranty provided that Newco executes and delivers to FSI Lender a "bad boy" guaranty in the form of Exhibit H-3 attached hereto.

(d)          On the Effective Date, Acquisition Co shall (i) pay to the FSI Lender an extension fee equal to 25 basis points on the unpaid principal balance of the FSI Loan, (ii) implement a "cash trap" of fifty percent (50%) of all excess cash flow (after debt service, operating expenses and budgeted reserves) generated by the FSI Loan borrower and (iii) implement a "cash trap" of fifty percent (50%) of all excess net sales proceeds (after applicable release prices and allowable third-party disposition expenses) in form acceptable to the FSI Lender (collectively (ii) and (iii) the "FSI Cash Trap") all as more specifically provided for in that certain Amendment to Loan Agreement (the “FSI LA Amendment”) entered into by and between, among other parties, FSI Lender and the borrowers under the FSI Loan as of the Effective Date, the form of which FSI LA Amendment is attached hereto as Exhibit R.

(e)          Acquisition Co's obligations under clauses (b), (c) and (d) above shall be conditioned upon the FSI Lender's (i) consent to the Transfer of the FSI Loan Entity Interests to Acquisition Co and FSI Lender's modification of the FSI Loan to take into account that Acquisition Co, and not FSG or AFRT, is the indirect 100% owner of the FSI Loan borrowing entities to which reference is made in Section 6.1(b) above, (ii) acknowledgment that the FSI Loan is in full force and effect and that no default exists thereunder, (iii) extension of the maturity date of the FSI Loan for nine months from the maturity date of the FSI Loan at an interest rate equal to the current interest rate for the FSI Loan, (iv) granting Acquisition Co the option to extend the initial nine (9) month extension by an additional thirty (30) days (at the default rate of interest) upon five (5) business days notice to FSI Lender prior to the effective maturity date, (v) granting Acquisition Co the option to further extend the maturity date of the FSI Loan for an additional twelve (12) months upon the pay down by Acquisition Co of 20% of the then-outstanding principal amount of the FSI Loan, provided that no portion of such 20% pay down shall result from the sale or other disposition of any of the collateral for the FSI Loan, and satisfaction of the following additional conditions (A) no uncured default or event of default exists under the FSI Loan, (B) Acquisition Co shall have delivered written notice of such extension no later than thirty (30) days prior to the effective maturity date of the FSI Loan and (C) delivery of interest rate cap with a strike price of 4.5% in a form reasonably acceptable to GKK Stars, all as more particularly set forth in the FSI LA Amendment entered into by and between, among other parties, FSI Lender and the borrowers under the FSI Loan.

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Section 6.2          PB Capital Loan

(a)          Subject to Section 3.5(d) hereof, upon any Transfer by First States Group, L.P. of the Equity Interests (direct and indirect) in First States Investors 3300 B, LLC ("PB Capital Loan Entity") to Acquisition Co (the "PB Capital Loan Entity Transfer"), Newco shall serve as a substitute guarantor for the non-recourse carve-out, interest rate protection and environmental guaranties ("PB Capital Loan Guaranties") required under the mortgage loan to PB Capital Loan Entity ("PB Capital Loan"), it being understood that (i) Acquisition Co's provision of a substitute guarantor will be conditioned upon (i) Newco's approval of the PB Capital Loan Guaranties, which shall be deemed given if they are on substantially the same form as those attached hereto as Exhibits N-1, N-2 and N-3, (ii) the PB Capital Loan lender's consent to the Transfer of the PB Capital Loan Entity interests to Acquisition Co and acknowledgment that the PB Capital Loan is in full force and effect and that no default exists thereunder, (iii) the exposure of Newco under the PB Capital Loan Guaranties being limited to actions or events occurring after the PB Capital Loan Entity Transfer, and (iv) PB Capital's modification of the PB Capital Loan to take into account that Acquisition Co, and not FSG or AFRT, is the indirect 100% owner of the PB Capital Loan Entity.

(b)          In the event that GKK Stars and its applicable Affiliates are not released in full from all obligations and liabilities under the existing PB Capital Loan Guaranties for the period of time after the date of the PB Capital Loan Entity Transfer, KBS Debt Holdings, LLC (or Newco, if KBS has granted GKK Stars the option to assign the Equity Interests in the PB Capital Loan Entity pursuant to Section 3.5(d) hereof and GKK Stars has elected not to exercise such option) will, concurrently with the PB Capital Loan Entity Transfer execute and deliver to GKK Stars and its applicable affiliates a "wrap-around" indemnity (in the form attached hereto as Exhibit M) for Guarantor's in-place PB Capital Loan Guaranties with respect to actions or events occurring after the Equity Interests for the PB Capital Loan Entity are Transferred to Acquisition Co and, excluding, any event or any Losses caused by an affirmative action of GKK Stars or one of its Affiliates.

ARTICLE VII

REPRESENTATIONS OF THE LENDER.

Section 7.1          Each KBS Lender hereby, with respect to itself only, represents and warrants to GKK Stars that:  (i) the KBS Lender is duly and legally authorized to enter into this Agreement and to consummate the transactions contemplated hereby; (ii) the person executing this Agreement on behalf of the KBS Lender and any other document or instrument executed and delivered in connection with this Agreement has the full power and authority to execute and deliver all such documents and instruments and to cause the KBS Lender to perform any act which may be necessary pursuant to the terms of this Agreement; (iii) this Agreement and any documents executed by the KBS Lender in connection herewith constitute the legal, valid and binding obligations of the KBS Lender, enforceable against the KBS Lender in accordance with their terms, subject to bankruptcy, creditors' rights, and equitable principles; (iv) Goldman, or its affiliate, currently owns 48.2% of the Mortgage Loan  and 48.2% of the Junior Mezzanine Loan; (v) Citi, or its affiliate, currently owns 37.5% of the Mortgage Loan and 37.5% of the Junior Mezzanine Loan; (vi) KBSAS currently owns 14.3% of the Mortgage Loan and 14.3% of the Junior Mezzanine Loan; (vii) the KBS Lender has not sold, transferred or otherwise conveyed its interests in the Loans, other than the sale of the Senior Mezzanine to Goldman and Citi Financial pursuant to the KBS Master Repurchase Agreement, (viii) the KBS Lender has received the consent of Goldman and Citi Financial to enter into this Agreement, and (ix) it is a sophisticated party, acting without duress and upon the advice of its own independent counsel (which has advised such parties that its undertakings with respect to the transactions are fully enforceable).

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Section 7.2          Each of KBS Lender's representations and warranties expressed in the immediately prior Section shall survive for a period of six (6) months after the Outside Transfer Date and any action for a breach of any KBS Lender's representations and warranties expressed in the immediately prior Section must be made and filed within said six (6) month period unless GKK Stars is prevented from filing any such action by operation of law or judicial proceeding.

ARTICLE VIII

REPRESENTATIONS OF GKK STARS.

Section 8.1          GKK Stars hereby represents and warrants to Lender that:

(a)           GKK Stars is duly and legally authorized to enter into this Agreement and perform each of its obligations hereunder and has complied in all material respects with all laws, rules, regulations, and agreements to which it may be subject;

(b)           GKK Stars is duly authorized to act and be bound to the terms of this Agreement and all other documents and instruments to which it shall be a party as required by this Agreement;

(c)           the Affiliates of GKK Stars executing all documents and instruments required by this Agreement are duly and legally authorized to enter into all of such documents and perform their respective obligations under this Agreement and have complied in all material respects with all laws, rules, regulations, and agreements to which they may be subject;

(d)           this Agreement and any documents executed by GKK Stars and/or its Affiliates in connection herewith constitute the valid and legally binding obligations of GKK Stars and its Affiliates, respectively, enforceable in accordance with their terms, subject to bankruptcy, creditors' rights, and equitable principles;

(e)           GKK Stars owns 100% of the direct and indirect equity interests of each of the Equity Interests;

(f)           to its knowledge, GKK Stars has not heretofore sold, assigned, encumbered or otherwise disposed of, nor has Senior Mezzanine Borrower or Junior Mezzanine Borrower or any of their applicable subsidiaries (direct or indirect) sold, assigned, encumbered or otherwise disposed of, any assets without providing written notice to Lender as required by the terms of the Senior Mezzanine Loan Agreement or the Junior Mezzanine Loan Agreement;

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(g)           to its knowledge, GKK Stars has not incurred, nor has Senior Mezzanine Borrower or Junior Mezzanine Borrower or any of their applicable subsidiaries (direct or indirect) incurred, any debt for borrowed money other than the mortgage loan debt described in Schedule J attached hereto; and

(h)           GKK Stars does not, nor does Senior Mezzanine Borrower or Junior Mezzanine Borrower or any of their applicable subsidiaries (direct or indirect), have any employees, nor is GKK Stars, Senior Mezzanine Borrower, or Junior Mezzanine Borrower or any of their applicable subsidiaries (direct or indirect) party to any employment agreement.

(i)            to GKK Stars's knowledge, neither AFRT nor any of its direct or indirect subsidiaries is party to any contract or agreement with an Affiliate of GKK Stars and/or any Affiliate of SL Green Realty Corp., except as set forth on Schedule K attached hereto.

(j)            that GKK Stars and its Affiliates are each a sophisticated party, acting without duress and upon the advice of counsel (which has advised such parties that its undertakings with respect to the transactions are fully enforceable).

Section 8.2          Each of GKK Stars's representations and warranties expressed in the immediately prior Section shall survive for a period of six (6) months after the Outside Transfer Date and any action for a breach of any GKK Star's representations and warranties expressed in the immediately prior Section must be made and filed within said six (6) month period unless KBS is prevented from filing any such action by operation of law, court order or other judicial action.

ARTICLE IX

BREACH EVENTS; REMEDIES FOLLOWING A BREACH EVENT

Section 9.1          Breach Events.  A "Breach Event" shall have occurred upon the occurrence of any one of the following acts or events:

(a)           the failure of GKK Stars or any of its Affiliates and/or subsidiaries (direct or indirect) to comply with the provisions of Sections 3.5, 3.7(a), 3.7(c), 5.1, 5.2, 5.3 or clauses (a)(i) and (d) of Section 5.4 or Section 5.8 (as to the notification of the letter of credit provider referenced therein and as to the remittance to Newco of the cash referred to herein) of this Agreement, or

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(b)           the failure of GKK Stars or any of its Affiliates and/or subsidiaries (direct or indirect) to comply with the provisions of Sections 3.6, 3.7(b), 3.8 or clauses (a)(ii), (b) and (c) of Section 5.4, or

(c)           any intentional and material misrepresentation or breach of warranty by GKK Stars under this Agreement, or

(d)           subject to compliance by KBS with the provisions of Section 3.5(d) of this Agreement with respect to any Transfer of the Equity Interests in the PB Capital Loan Entity, GKK Stars or any of its Affiliates and/or subsidiaries (direct or indirect) asserts in writing to KBS or any third party that any document signed by KBS through a power of attorney provided by GKK Stars or any of its Affiliates and/or subsidiaries (direct or indirect) in connection with a Transfer or enforcing a remedy solely for the purposes of foreclosing on, or effectuating the Transfer of, collateral for the Senior Mezzanine Loan, or that any Transfer Instrument executed by GKK Stars or any of its Affiliates and/or subsidiaries (direct or indirect) is unauthorized, unenforceable or invalid, or

(e)            the occurrence of any Voluntary Proceeding, or

(f)            GKK Stars or any of its Affiliates and/or subsidiaries (direct or indirect) seek to challenge, disaffirm or otherwise repudiate any of KBS's rights under this Agreement, or

(g)           the failure of GKK Stars or any of its Affiliates to comply with the provisions of Section 5.6 of this Agreement.

Section 9.2          Remedies Following the Occurrence of a Breach Event.  Upon the occurrence of a Breach Event, the following remedies shall be available to KBS, KBSAS and Newco: as to all damages, losses, costs or expenses (hereinafter referred to as "Losses") incurred by KBS, KBSAS and Newco in connection with any Breach Event, KBS, KBSAS and Newco shall be entitled to (i) offset against any and all amounts then and thereafter owing under the Management Services Agreement the amount of such Losses, (ii) the return from GKK Stars (or its designated affiliate that enters into the Management Services Agreement) of all amounts accrued and paid under the Management Services Agreement after the Effective Date up to the amount of such Losses, and (iii) pursue GKK Stars for any of such Losses and pursue Guarantor for such Losses under the terms of the Gramercy Back-Up Guaranty.  Upon the occurrence of a Breach Event referenced in Section 9.1(e) of this Agreement only, KBS, KBSAS and Newco shall be entitled to enforce the Amended and Restated Carveout Guaranty.  To the extent that the remedy referenced in the prior sentence is exercised, (A) the Gramercy Releases shall remain in full force and effect, except as set forth in the prior sentence, (B) notwithstanding the execution and delivery of the Lender Releases, GKK Stars shall retain any defenses available to any Gramercy Entity against any claims under the Amended and Restated Carveout Guaranty and (C) except as otherwise set forth in the prior clause (B) the Lender Releases shall remain in full force and effect.

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Section 9.3          Notwithstanding anything stated to the contrary in Section 9.2 above, the remedy set forth in Sections 9.2 above shall not be available unless KBS has first notified GKK Stars in writing of the applicable Breach Event and GKK Stars fails to cause such Breach Event to be cured within fifteen (15) business days following delivery of such written notice and, in addition, such Breach Event continues to remain uncured for an additional period of five (5) business days following delivery by KBS to GKK Stars of a second written notice delivered to GKK Stars following the expiration of the fifteen (15) business day period referred to above, except for the Breach Events set forth in Section 9.1(e) above, for which no Breach Event Notice shall be required and no opportunity to cure shall be provided.  KBS shall be deemed to have irrevocably waived a Breach Event if KBS or its nominee fails to commence an action to enforce the applicable alleged Breach Event by March 15, 2012, unless KBS or its nominee is prevented by operation of law, court order or other judicial action from commencing and/or pursuing such action at any time prior to such date, in which case, such waiver shall not be deemed to have occurred until ten (10) business days after the date that KBS is permitted to commence any such action.

Section 9.4          Intentionally Omitted.

Section 9.5          Notwithstanding that a Breach Event has occurred and is continuing, (a) neither KBSAS nor Acquisition Co shall be relieved of its obligation to take an assignment of all Equity Interests in accordance with the terms of this Agreement, unless  KBSAS, Acquisition Co or its nominee is prevented by operation of law or judicial proceeding from taking any assignment of such Equity Interests, and (b) neither GKK Stars nor its Affiliates shall be relieved of any of their obligations under this Agreement.

ARTICLE X

BANKRUPTCY-RELATED PROVISIONS.

Section 10.1        For purposes of this Article X, (a) the term "GKK Stars" shall mean GKK Stars Acquisition LLC and its subsidiaries and (b) the term "Proceeding" shall mean any proceeding, whether voluntary or involuntary, against GKK Stars or its direct or indirect subsidiaries for relief, protection, reorganization, liquidation, dissolution, or similar relief for debtors under any local, state, federal, or other insolvency law or laws providing relief for debtors, including but not limited to a case under Title 11 of the United States Code, as amended (the "Bankruptcy Code"), the appointment of a receiver, trustee, custodian, or other similar official for GKK Stars or for all or any substantial part of its assets, a general assignment for the benefit of creditors, or any proceeding seeking issuance of a warrant of attachment, execution, distraint, or similar process against all or any substantial part of GKK Star's assets.

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Section 10.2        GKK Stars and its attorneys have engaged in thorough and extensive settlement negotiations with the Lender and its attorneys immediately preceding and resulting in the execution of this Agreement.  All of those settlement negotiations have been completed, and are merged into this Agreement, which states, as a full, complete, express and unambiguous integrated agreement, the precise agreement of GKK Stars and the Lender.  GKK Stars acknowledges that it is receiving substantial benefits as a consequence of this Agreement and the other documents contemplated or required hereunder.  GKK Stars and the Lender hereby confirm that all sections of this Agreement, including but not limited this Article X, are material to the Lender's willingness to enter into or join this Agreement and without such sections the Lender would not enter into or join this Agreement or the releases granted herein.  The Lender is entering into or joining this Agreement upon the assurance by GKK Stars that a complete relinquishment, return, and transfer of properties to the Lender as specifically set forth herein, including pursuant to Section 3.5 hereof, cannot and will not be delayed, avoided, modified, or extended by any device whatsoever.  Without those explicit assurances from GKK Stars, the Lender would refuse to enter into or join this Agreement, it would not grant any of the financial accommodations provided in this Agreement, and it would proceed immediately and vigorously to enforce its rights in foreclosure proceedings, in any action involving a receiver for the Transferred Interests, and in whatever other litigation proceedings it has chosen to prosecute.  GKK Stars acknowledges that the filing of any Voluntary Proceeding would be a Breach Event as set forth in Section 9.1(e) of this Agreement.  GKK Stars has no intent to file or cause the filing or commencement of any Proceeding with respect to it, or cause the Transferred Interests or any portion of any interest of GKK Stars in the Transferred Interests to become the property of any bankruptcy estate or the subject of any Proceeding at any time hereafter.  In the event an involuntary Proceeding is commenced against GKK Stars, GKK Stars shall use commercially reasonable efforts to contest and obtain the dismissal of the same.  If, in any event, GKK Stars shall become the subject of a Proceeding the following shall apply:

(i)           Notwithstanding such Proceeding, this Agreement will govern and control all dealings between and among the Lender and GKK Stars with respect to every matter that is the subject of this Agreement;

(ii)          GKK Stars, to the fullest extent permitted by law, irrevocably and unconditionally consents to the Lender seeking relief from any automatic stay or other form of creditor restraint imposed by Section 105 and/or 362 of the Bankruptcy Code, or otherwise, and further consents to the Lender's receipt of such relief, on or against the exercise of the rights and remedies otherwise available to the Lender, provided that the Lender exercises its rights and remedies following relief from any stay in a manner consistent with this Agreement;

(iii)         GKK Stars acknowledges and agrees that it shall not be entitled to use, and will not request use of or support the motion of any other party-in-interest seeking GKK Stars's use of, cash collateral of the Lender without consent of the Lender and will not take any action inconsistent with any rental revenue absolutely and unconditionally assigned to the Lender;

(iv)         The Lender may seek entry of an order deeming this Agreement as a "so ordered" stipulation between the Lender and GKK Stars with respect to the matters governed hereby;

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(v)          To the extent it is determined in any Proceeding, whether under Section 552(a) of the Bankruptcy Code or otherwise, that Lender's interest under the Loan, Loan Agreement, Loan Documents, or this Agreement, do not create a continuing post-bankruptcy interest in all leases, letting, or rental agreements for the use of the real properties indirectly owned through the Transferred Interests entered into after the filing of the petition or the order for relief, whichever is later, GKK Stars hereby grants Lender a post-bankruptcy security interest in such property and, at Lender's expense, shall use commercially reasonable efforts to obtain court approval of such grant as expeditiously as possible.  If an order is in effect permitting GKK Stars to use cash collateral, GKK Stars shall, to the extent of funds available after satisfaction of property level obligation and costs of administration,  (i) maintain  at all times (without duplication) insurance as required under the Loan Agreement or the Loan Documents, naming the Lender as a loss payee as its interest may appear and (ii) pay adequate protection payments each month on the principal outstanding under the Loan Agreement at the rate set forth in the Loan Agreement and the Loan Documents;

(vi)         The provisions of this section shall survive termination of this Agreement;

(vii)        GKK Stars will not contest any proof of claim filed by the Lender;

(viii)       GKK Stars will not seek to reclassify the debt owed to Lender or treat such debt owed to Lender as impaired the under Section 1124 of the Bankruptcy Code;

(ix)          This Agreement is executed voluntarily and not pursuant to any duress;

(x)          The transfers and conveyances made pursuant to this Agreement (A) are not intended to hinder, defraud, or delay any creditors of GKK Stars and (B) are for fair consideration and are for reasonably equivalent and contemporaneous value;

(xi)         The Lender is not an insider of GKK Stars within the meaning of Section 101(31) of the Bankruptcy Code; and

(xii)        As of the date that each Equity Interest is Transferred, GKK Stars shall be deemed to have no interest of any kind (legal or equitable) in the applicable Transferred Interest.

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Section 10.3        Notwithstanding anything to the contrary in this Agreement, if and to the extent that any transfer of assets agreed upon herein between GKK Stars and the Lender, or the Transfer of the Transferred Interests to Acquisition Co or KBSAS, as applicable, is later determined to have been a voidable preferential transfer, a fraudulent transfer, or a fraudulent conveyance, under state and/or federal law, and as a result thereof either (a) additional consideration for the transfer and any additional amounts of fees, expenses, interest, or other affirmative damages (the "Additional Payments") become due and owing to GKK Stars from the Lender, KBSAS and/or Acquisition Co, as the case may be, or (b) the transfer must be undone and all or a portion of the assets must be returned to GKK Stars for any reason whatsoever, then notwithstanding anything to the contrary herein:  (i) any and all rights and/or obligations owed to the Lender, KBSAS and/or Acquisition Co, as the case may be, and any and all remedies available to the Lender, KBSAS and/or Acquisition Co, as the case may be, under the terms of the Loan Agreement, the Loan Documents, or in law or equity against GKK Stars and/or the Transferred Interests shall be available to the Lender to the extent of any Additional Payments owed or transfers unwound; and (ii) the Lender and/or Acquisition Co, as the case may be, shall be entitled to file a proof of claim against the estate to recover either: (x) the entire then outstanding principal amount of the Loan, plus any accrued but unpaid interest thereon and other costs, expenses, additional amounts, and other items which GKK Stars is obligated to pay (or repay, as the case may be) to the Lender pursuant to the Loan Agreement, the Loan Documents, or this Agreement, and the amount of the Additional Payments or (y) if the transfer has been undone and the assets returned in whole or in part to GKK Stars, the value of the consideration for those assets returned that was paid to or received by GKK Stars in the initial asset transfer, plus in each case any deferred interest from the date of the disgorgement to the date of distribution to the Lender in any bankruptcy, insolvency, receivership, or fraudulent conveyance or fraudulent transfer Proceeding, and any costs and expenses due and owing.  The parties acknowledge and agree that the provisions in this section shall be independent of the indemnification obligations contained in this Agreement.

Section 10.4        The parties to this Agreement acknowledge and agree that the funding of any obligation by KBS hereunder constitutes a financial accommodation pursuant to Section 365 of the Bankruptcy Code and, upon the filing of a Proceeding, KBS shall have no further obligation to continue any such funding.

ARTICLE XI

MISCELLANEOUS

Section 11.1        Section Headings. The section headings herein are for convenience of reference only and shall not affect the construction hereof.

Section 11.2        Severability.  If any provision of this Agreement is determined by a court of competent jurisdiction to be invalid, illegal or unenforceable, that provision shall be deemed severed from this Agreement and the validity, legality of enforceability of the remaining provisions or obligations shall remain in full force as though invalid, illegal or unenforceable provision had never been a part of this Agreement.

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Section 11.3        Governing Law.  This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without regard to choice of law rules and without the reference to any rule, custom or canon requiring construction against the draftsman.

Section 11.4        Modification; Waivers.  This Agreement may not be amended or modified except by an agreement in writing executed by all parties to this Agreement, and no provision of this Agreement may be waived except by a waiver in writing signed by the party against whom the waiver is asserted.  Any such waiver shall be a waiver only with respect to the specific instance involved and shall in no way impair the right of the party making the waiver or, unless otherwise agreed, the obligation of the other party to such party in any other respect or at any other time.

Section 11.5        Expenses.  Except as otherwise expressly provided in this Agreement, none of the parties referenced herein will be obligated to pay any of the fees or costs incurred by the other party in connection with the transaction contemplated herein.  All third party fees owed to third party lenders and Lender as a result of any restructure of their mortgage loan in connection with any Transfer under this Agreement will be paid by KBSAS.  GKK Stars shall pay or cause to be paid all GKK Transaction Expenses which have been incurred by GKK Stars or its Affiliates on or prior to July 8, 2011, out of cash flow generated by the properties owned by subsidiaries of AFRT.  Guarantor (and not AFRT) shall be responsible for and pay (and GKK Stars shall cause Guarantor to pay) the Guarantor Allocation of the GKK Transaction Expenses after July 8, 2011, in an amount not to exceed the Guarantor Allocation.  Any GKK Transaction Expenses incurred after July 8, 2011, that are in excess of the Guarantor Allocation, shall be paid by AFRT out of cash flow generated by the properties owned by subsidiaries of AFRT.  Each of KBS and GKK Stars shall provide the other one with a schedule of its monthly fees, no later than the 20th day following the end of each Billing Period and shall provide bills supporting such schedule within five (5) business days of request, except that such schedule shall not be required to show the detail of the legal tasks taken for such legal fees, but shall reflect the timekeepers name, hours billed during the Billing Period, hourly rate, and whether the timekeeper is an associate, partner, paralegal or otherwise.  KBSAS, and not GKK Stars, shall be responsible for paying all fees, costs and expenses incurred by KBSAS or Acquisition Co in connection with the Transfer of the Equity Interests and all fees, costs and expenses required to be paid to third parties (provided such third parties are not engaged by GKK Stars or its Affiliates or its subsidiaries (direct or indirect)), including the Lender and any of the underlying mortgage lenders in connection with the Transfers contemplated hereby.  Notwithstanding anything stated to the contrary in this Section 11.5, GKK Transaction Expenses and the KBS Transaction Expense Amount shall not include any legal fees incurred by any of the parties hereto or their Affiliates in filing (or preparing for, or considering filing) any action, judicial proceeding or other proceeding against the other or otherwise.

Section 11.6        Counterparts.  This Agreement may be executed in any number of counterparts (whether original, facsimile or portable document format), each of which when executed and delivered shall be deemed to be an original and all such counterparts together shall constitute one and the same instrument.

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Section 11.7        Successors and Assigns.  All of the covenants, agreements and provisions contained in this Agreement shall be binding upon all of the parties hereto and their respective heirs, representatives, administrators, successors and assigns and shall inure to the benefit of the Lender and their respective successors and assigns; provided, however, the provisions of the second sentence of Section 9.2 may not be assigned, transferred or otherwise conveyed, whether directly or indirectly, by any party hereto, other than to Goldman or Citi Financial or their successors and assigns with respect to the KBS Master Repurchase Agreement (or any replacement financing facility with respect to the Transferred Interests provided by Goldman or Citi Financial).

Section 11.8        JURY TRIAL WAIVER.  EACH OF THE PARTIES, FOR ITSELF AND ALL PERSONS CLAIMING BY, THROUGH OR UNDER IT, HEREBY EXPRESSLY, KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION: (A) ARISING UNDER THIS AGREEMENT, INCLUDING, WITHOUT LIMITATION, ANY PRESENT OR FUTURE MODIFICATION THEREOF; OR (B) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AGREEMENT (AS NOW OR HEREAFTER MODIFIED) OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION IS NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; EACH OF THE PARTIES ACKNOWLEDGES THAT IT HAS CONSULTED WITH LEGAL COUNSEL REGARDING THE MEANING OF THIS WAIVER AND ACKNOWLEDGES THAT THIS WAIVER IS AN ESSENTIAL INDUCEMENT FOR THE OTHER EXECUTING THIS AGREEMENT.  THIS WAIVER SHALL SURVIVE THE REPAYMENT OR OTHER SATISFACTION OF THE  LOANS.

Section 11.9        Exclusive Jurisdiction and Venue.  Any legal suit, action or proceeding arising out of or relating to this Agreement may at the instituting party's option be instituted in any Federal Court (or if the Federal Court does not have jurisdiction, State Court) in the City of New York, County of New York, pursuant to Section 5-1402 of the New York General Obligations Law and each party hereto waives any objections which it may now or hereafter have based on venue and/or forum non conveniens of any such suit, action or proceeding, and each party hereto hereby irrevocably submits to the sole and exclusive jurisdiction of any such court in any suit, action or proceeding.

Section 11.10      Notices.  Each notice, demand, election or request provided for or permitted to be given pursuant to this Agreement (a "Notice") must be in writing and shall be deemed to have been properly given or served by personal delivery or by sending same by overnight courier or by depositing same in the United States Mail, postage prepaid and registered or certified, return receipt requested, or by telecopy and addressed as follows:

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GKK Stars:

GKK Stars Acquisition LLC
420 Lexington Avenue
New York, New York 10170
Attention:  Roger M. Cozzi and Jon Clark
Facsimile No.: (212) 297-1090

with a copy to:

Skadden, Arps, Slate, Meagher & Flom LLP
Four Times Square
New York, New York 10036
Attention: Harvey R. Uris, Esq.
Facsimile No.: (917) 777-2212

If to KBS, KBSAS and Newco:

c/o KBS Capital Advisors LLC
620 Newport Center Drive, Suite 1300
Newport Beach, CA 92660
Attention:  Mr. Keith Hall and Mr. David Snyder
Facsimile No.:  (949) 417-6518

with a copy to:

Greenberg Traurig, LLP
3161 Michelson Drive
Suite 1000
Irvine, CA 92612
Attention: L. Bruce Fischer, Esq.
Facsimile No.: (949) 732-6501

Each Notice shall be effective upon being personally delivered or upon being sent by overnight courier, telecopy, email or upon being deposited in the United States Mail as aforesaid.

Section 11.11      Any of the parties hereto may furnish such information as is requested in connection with a subpoena, deposition, request for documents, civil investigation demand or similar process only after (i) promptly notifying the other parties in writing of the request, (ii) consulting with each other party on the advisability of taking steps to resist or narrow such request, and (iii) assisting the other party (at the other party's expense) in seeking a protective order or a then appropriate remedy.  In the event that a protective order or other remedy is not obtained, or the other party waives compliance, a party may disclose only that portion of the information which such party's legal counsel advises that it is legally bound to disclose.

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Section 11.12      Notwithstanding anything stated to the contrary in this Agreement, GKK Stars acknowledges and agrees that Citi Financial and Goldman, collectively, shall have the standing to enforce the provisions of this Agreement, and shall be entitled to all of the rights and benefits afforded the Senior Mezzanine Lender and/or KBS under this Agreement, to the extent Citi Financial and Goldman provide notice to GKK Stars (with a copy to KBS) that they are enforcing their rights under the terms and conditions of the KBS Master Repurchase Agreement.  To the extent such notice is provided to GKK Stars, none of KBS or its Affiliates shall have the right to enforce the provisions of this Agreement or be entitled to any of the rights and benefits under this Agreement (other than the releases delivered to KBS and/or its Affiliates pursuant to the terms of this Agreement, which shall remain effective) unless and until GKK Stars receives a notice from Citi Financial and Goldman that such rights have been vested again with KBS and its Affiliates.

Section 11.13      Each of the parties hereto acknowledges that it has received the advice of competent legal counsel prior to signing this Agreement, and each of the parties to this Agreement are executing this Agreement voluntarily, with full knowledge of its significance.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and sealed as of the day and year first above written.

GKK STARS:

GKK STARS ACQUISITION LLC,
a Delaware limited liability company

By:	/s/ Roger Cozzi
	Name:	Roger Cozzi
	Title:	Chief Executive Officer

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MORTGAGE LENDER:

KBS ACQUISITION SUB, LLC,
a Delaware limited liability company,
in its capacity as a Mortgage Lender

By:	KBS ACQUISITION HOLDINGS, LLC,
a Delaware limited liability company,
its sole member

	By:	KBS GKK PARTICIPATION HOLDINGS I, LLC,
a Delaware limited liability company,
its sole member

		By:	KBS DEBT HOLDINGS, LLC,
a Delaware limited liability company,
its sole member

			By:	KBS LIMITED PARTNERSHIP,
a Delaware limited partnership,
its manager

				By:	KBS REAL ESTATE INVESTMENT TRUST, INC.,
a Maryland corporation,
its sole general partner

					By:	/s/ David E. Snyder
David E. Snyder
Chief Financial Officer

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SENIOR MEZZANINE LENDER:

KBS DEBT HOLDINGS MEZZ HOLDER, LLC,
a Delaware limited liability company

By:	KBS DEBT HOLDINGS, LLC,
a Delaware limited liability company,
its sole member

	By:	KBS LIMITED PARTNERSHIP,
a Delaware limited partnership,
its manager

		By:	KBS REAL ESTATE INVESTMENT TRUST, INC.,
a Maryland corporation,
its sole general partner

			By:	/s/ David E. Snyder
David E. Snyder
Chief Financial Officer

[Signatures Continue on Next Page]

KBS GKK PARTICIPATION HOLDINGS I, LLC,
a Delaware limited liability company

By:	KBS DEBT HOLDINGS, LLC,
a Delaware limited liability company,
its sole member

	By:	KBS LIMITED PARTNERSHIP,
a Delaware limited partnership,
its manager

		By:	KBS REAL ESTATE INVESTMENT TRUST, INC.,
a Maryland corporation,
its sole general partner

			By:	/s/ David E. Snyder
David E. Snyder
Chief Financial Officer

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KBS GKK PARTICIPATION HOLDINGS II, LLC,
a Delaware limited liability company

By:	KBS DEBT HOLDINGS, LLC,
a Delaware limited liability company,
its sole member

	By:	KBS LIMITED PARTNERSHIP,
a Delaware limited partnership,
its manager

		By:	KBS REAL ESTATE INVESTMENT TRUST, INC.,
a Maryland corporation,
its sole general partner

			By:	/s/ David E. Snyder
David E. Snyder
Chief Financial Officer

[Signatures Continue on Next Page]

JUNIOR MEZZANINE LENDER:

KBS ACQUISITION SUB, LLC,
a Delaware limited liability company,
in its capacity as a Junior Mezzanine Lender

By:	KBS ACQUISITION HOLDINGS, LLC,
a Delaware limited liability company,
its sole member

	By:	KBS GKK PARTICIPATION HOLDINGS I, LLC,
a Delaware limited liability company,
its sole member

		By:	KBS DEBT HOLDINGS, LLC,
a Delaware limited liability company,
its sole member

			By:	KBS LIMITED PARTNERSHIP,
a Delaware limited partnership,
its manager

				By:	KBS REAL ESTATE INVESTMENT TRUST, INC.,
a Maryland corporation,
its sole general partner

					By:	/s/ David E. Snyder
David E. Snyder
Chief Financial Officer

[Signatures Continue on Next Page]

NEWCO:

KBS ACQUISITION HOLDINGS, LLC,
a Delaware limited liability company

By:	KBS GKK PARTICIPATION HOLDINGS I, LLC,
a Delaware limited liability company,
its sole member

	By:	KBS DEBT HOLDINGS, LLC,
a Delaware limited liability company,
its sole member

		By:	KBS LIMITED PARTNERSHIP,
a Delaware limited partnership,
its manager

			By:	KBS REAL ESTATE INVESTMENT TRUST, INC.,
a Maryland corporation,
its sole general partner

				By:	/s/ David E. Snyder
David E. Snyder
Chief Financial Officer

JOINDER

KBS Debt Holdings, LLC hereby acknowledges and agrees that (i) it has received and reviewed a complete copy of this Settlement Agreement, and (ii) upon execution of this Joinder, it shall become a party to this Settlement Agreement with regards to Sections 3.5(d) and 6.2(b) (the "Joinder Sections"), and shall be fully bound by, and subject to, all of the covenants, terms and conditions of the Joinder Sections as though an original party to this Settlement Agreement.

[No Further Text on this Page, Signature Page Follows]

43

KBS DEBT HOLDINGS, LLC,
a Delaware limited liability company,
its sole member

By:	KBS LIMITED PARTNERSHIP,
a Delaware limited partnership,
its manager

	By:	KBS REAL ESTATE INVESTMENT TRUST, INC.,
a Maryland corporation,
its sole general partner

		By:	/s/ David E. Snyder
David E. Snyder
Chief Financial Officer

44

LIST OF SCHEDULES AND EXHIBITS

Schedule A	-	Mortgage Borrower

Schedule B	-	Senior Mezzanine Borrower

Schedule C	-	List of Due Diligence Documents; List of Key Dates

Schedule D	-	Intentionally Omitted

Schedule E	-	Management Services Agreement Terms

Schedule F	-	FSMC Contracts to be Assumed or Terminated by Acquisition Co

Schedule G	-	Partial Satisfaction Amount and Aggregate Satisfaction Amounts

Schedule H	-	Intentionally Omitted

Schedule I	-	Equity Interests

Schedule J	-	Mortgage Loan Debt

Schedule K	-	Affiliate Contracts

Schedule L	-	Intentionally Omitted

Schedule M	-	FSMC Management Contracts

Schedule N		Intentionally Omitted

Exhibit A	-	Form of Assignment and Assumption

Exhibit B	-	Form of Release of Lender

Exhibit C-1	-	Form of Lender Release of Guarantor

Exhibit C-2	-	Form of Lender Release of Junior Mezzanine Borrowers, AFR Owner and Dana Owner

Exhibit C-3	-	Intentionally Omitted

Exhibit D-1	-	Form of General Release of Gramercy Entities

Exhibit D-2	-	Form of Gramercy Release of Transferred Entities

Exhibit E	-	Form of Gramercy Back-Up Guaranty Agreement

Exhibit F	-	Intentionally Omitted

Exhibit G	-	Form of Pledge and Security Agreement (FSI Equity Pledge)

Exhibit H-1	-	Form of Payment Guaranty

Exhibit H-2	-	Form of Environmental Indemnity Agreement

Exhibit H-3	-	Form of FSI Bad Boy Guaranty

Exhibit I	-	Form of Consent and Authorization

Exhibit J	-	Form of Transfer Acceptance Certificate

Exhibit K	-	Intentionally Omitted

Exhibit L	-	Form of Resignation

Exhibit M	-	Form of PB Capital Wrap-Around Indemnity

Exhibit N-1	-	Form of PB Capital Carveout Guaranty

Exhibit N-2	-	Form of Interest Rate Protection Guaranty

Exhibit N-3	-	Form of Environmental Guaranty

Exhibit O	-	Amended and Restated Carveout Guaranty

Exhibit P	-	Form of Letter to LOC Bank

Exhibit R	-	Form of FSI LA Amendment

2

Schedule A

(See Attached)

Schedule A
Mortgage Borrower

1. Dresher Court Realty, L.P.
2. First States Investors 105, LLC (PA)
3. First States Investors 107, LLC (AR)
4. First States Investors 117, LLC (FL)
5. First States Investors 118, LLC (FL)
6. First States Investors 147, LLC (IA)
7. First States Investors 154, LLC (NJ)
8. First States Investors 157, LLC (NJ)
9. First States Investors 2017, LLC
10. First States Investors 2100, L.P. (NC)
11. First States Investors 2102, L.P. (NC)
12. First States Investors 2103, L.P. (NC)
13. First States Investors 2104, L.P. (NC)
14. First States Investors 2105, L.P. (NC)
15. First States Investors 2106, L.P. (NC)
16. First States Investors 2107, L.P. (NC)
17. First States Investors 2108, L.P. (NC)
18. First States Investors 2110, LLC (VA)
19. First States Investors 2208, LLC (DE)
20. First States Investors 230, L.P. (NC)
21. First States Investors 2550A, LLC (DE)
22. First States Investors 3004, Limited Partnership (FL)
23. First States Investors 3014, LLC (GA)
24. First States Investors 3022, L.P. (NC)
25. First States Investors 3024, L.P. (NC)
26. First States Investors 3028, L.P. (NC)
27. First States Investors 3033, L.P. (NC)
28. First States Investors 3034, LLC (SC)
29. First States Investors 3035, LLC (SC)
30. First States Investors 3043, LLC (SC)
31. First States Investors 3048, LLC (VA)
32. First States Investors 3061, LLC (NJ)
33. First States Investors 3067, LLC (VA)
34. First States Investors 3076, LLC (GA)
35. First States Investors 3077, LLC (GA)
36. First States Investors 3081, Limited Partnership
37. First States Investors 3086, LLC (PA)
38. First States Investors 3087, LLC (VA)
39. First States Investors 3089, LLC (VA)
40. First States Investors 3090, LLC (FL)
41. First States Investors 3091, LLC (GA)
42. First States Investors 3093, LLC (VA)

43. First States Investors 3098, LLC (VA)
44. First States Investors 3099, LLC (VA)
45. First States Investors 3103, LLC (GA)
46. First States Investors 3108, LLC (NJ)
47. First States Investors 3114, LLC (TN)
48. First States Investors 3151, LLC (FL)
49. First States Investors 3179, Limited Partnership (DE)
50. First States Investors 3187, Limited Partnership (DE)
51. First States Investors 3195, L.P. (TX)
52. First States Investors 3300, LLC
53. First States Investors 3601, LLC (FL)
54. First States Investors 3632, LLC (FL)
55. First States Investors 3642, LLC (NJ)
56. First States Investors 3647, L.P. (PA)
57. First States Investors 40, LLC (MO)
58. First States Investors 4000C, LLC (DE)
59. First States Investors 4029, LLC (DE)
60. First States Investors 4043, LLC (GA)
61. First States Investors 4044, LLC (DE)
62. First States Investors 4048, LLC (DE)
63. First States Investors 4055, LLC (DE)
64. First States Investors 4062, LLC (DE)
65. First States Investors 4067, LLC (DE)
66. First States Investors 4081, LLC (DE)
67. First States Investors 4085, LLC (DE)
68. First States Investors 4100B, L.P. (DE)
69. First States Investors 4150, LLC (DE)
70. First States Investors 4413, LLC (DE)
71. First States Investors 4499, LLC (DE)
72. First States Investors 4500, LLC (DE)
73. First States Investors 5000B, LLC (DE)
74. First States Investors 77, Limited Partnership (FL)
75. First States Investors 922, LLC (IL)
76. First States Investors 923, L.P. (DE)
77. First States Investors 926 L.P.
78. First States Investors 927, LLC (DE)
79. First States Investors Branch One, L.P. (DE)
80. First States Investors GS Pool A, L.P. (DE)
81. First States Investors GS Pool B, L.P. (DE)
82. First States Investors GS Pool C, L.P.
83. First States Investors Realty, LLC (DE)
84. First States Partners No. 201, L.P.
85. First States Partners No. 203, LLC (NJ)
86. First States Partners No. 213, LLC (NJ)
87. First States Partners No. 216, L.P. (PA)
88. First States Partners No. 236 L.P. (PA)

89. First States Properties No. 12, LLC (PA)
90. First States Properties No. 15, LLC (PA)
91. First States Properties No. 19, LLC (PA)
92. First States Properties No. 34, LLC (PA)
93. First States Properties No. 35, LLC (PA)
94. First States Properties No. 37, LLC (PA)
95. First States Properties No. 41, LLC (PA)
96. First States Properties No. 43, LLC (PA)
97. First States Properties No. 49, LLC (PA)
98. First States Properties No. 51, LLC (PA)
99. First States Properties No. 52, LLC (PA)
100. First States Properties No. 56, LLC (PA)
101. First States Properties No. 59, LLC (PA)
102. First States Properties No. 62, LLC (PA)
103. First States Properties No. 67, LLC (PA)
104. First States Properties No. 71, LLC (PA)
105. First States Properties No. 73, LLC (PA)
106. First States Properties No. 75, LLC (PA)
107. First States Properties No. 9, LLC (PA)
108. First States Realty Corp., LLC

Schedule B

(See Attached)

Schedule B
Senior Mezzanine Borrower

1. American Financial TRS, Inc. (DE)
2. First States Investors 104 Holdings, L.P. (DE)
3. First States Investors 240 Holdings, LLC (DE)
4. First States Investors 241 Holdings, LLC (DE)
5. First States Investors 3300 Holdings, LLC (DE)
6. First States Investors 4000A, L.P. (DE)
7. First States Investors 4100, LLC (DE)
8. First States Investors 4600 Holdings, LLC (DE)
9. First States Investors 5000, LLC (DE)
10. First States Investors 6000, LLC
11. First States Investors 801, L.P. (PA)
12. First States Investors 923 Holdings, L.P.
13. First States Investors 927 Holdings, LLC
14. First States Investors Asset Group A, L.P.
15. First States Investors GS Pool A Holdings, LLC (DE)
16. First States Investors GS Pool B Holdings, LLC (DE)
17. First States Investors, L.P. (DE)
18. First States Partners III, L.P. (DE)
19. First States Partners, L.P. (DE)
20. First States Properties, L.P. (PA)
21. First States Wilmington JV, L.P
22. GKK Stars Acquisition LLC
23. First States Group L.P.
24. American Financial Realty Trust (MD)
25. First States Group, LLC (DE)

Schedule C

(See Attached)

Schedule C
Due Diligence Documents/Target Delivery Dates

ITEM NO.	DESCRIPTION OF ITEMS TO BE DELIVERED	COMMENTS	DELIVERY DATE
1
Access to specified data drive with copies of contracts entered into by GKK Stars Acquisition and all of its affiliates (hereinafter collectively referred to as “GKK”) with unaffiliated entities (including, without limitation, service contracts, leasing agreements, property management agreements, brokerage agreements, construction contracts, architects agreements, engineering contracts, purchase options, purchase agreements, agreements with advisors including, without limitation, accountants and attorneys), to the extent in GKK’s possession.
Upon finalization of Agreement

2
Access to specified data drive with copies of contracts entered into by GKK with affiliated entities (including, without limitation, service contracts, leasing agreements, property management agreements, brokerage agreements, construction contracts, architect’s agreements, engineering contracts, purchase options, purchase agreements, agreements with professional advisors including, without limitation, accountants and attorneys) to the extent in GKK’s possession.
Upon finalization of Agreement

3	Employees – Not applicable	As previously indicated, GKK does not have any employees.	N/A

4	Rent roll for leases/licenses (and similar agreements) (including ground leases) under which GKK is the landlord/licensor, together with copies of all such leases/licenses		Upon finalization of Agreement

5	Schedule of all leases/licenses (and similar agreements) (including ground leases) under which GKK is the tenant/licensee, together with copies of all such leases/licenses.		Upon finalization of Agreement

6	Schedule of all litigation (filed only) (including, without limitation, insurance litigation, tenant bankruptcy proceedings) initiated by, or brought against, GKK.		Upon finalization of Agreement

7
Schedule of all insurance carried (and the amounts of such insurance, as well as the premiums payable under such policies and the date through which such policies are payable) by, or on behalf of, GKK, together with copies of all of such insurance policies.  The schedule shall also include the contact information for the insurance agents through which such insurance was placed.
		GKK has introduced KBS to insurance provider	Completed

8
Schedule of all tax returns (state and federal) filed in the last 3 years for GKK.  Copies of the returns and back -up information sufficient to confirm that all taxes have been paid are available at GKK’s offices for inspection. Summary information posted to shared drive
Upon finalization of Agreement

9
Schedule of all secured and unsecured debt for borrowed money of GKK, which shall include outstanding balances, maturity dates, interest rates, and amortization schedules.  Access to specified data drive with copies of all documents evidencing, and/or securing such debt
Upon finalization of Agreement

10
Schedule of all accounts held by and/or maintained for the benefit of, GKK, which schedule shall include the account numbers for such accounts, the approximate balances of such accounts as of the most current date reasonably practicable, the bank and the property or properties with respect to whose cash flow is deposited into such bank.
After execution

11
Schedule of tenant security deposits (and letters of credit) relating to leases/licenses affecting the properties owned or leased by GKK, which schedule shall be broken down by property and tenant and include an aggregate balance by property pool.
Upon finalization of Agreement

12
Operating reports for the current year and the last 3 years reflecting income and expenses, prepared on a property portfolio basis, together with balance sheets and operating statements on a property portfolio basis for the year ending 12/31/2010, and for the quarter ending 3/31/2011.
After execution

13	Access to specified data drive with copies of all GKK limited liability company agreements and/or limited partnership agreements and/or all corporate related formation documents for GKK entities.		After execution

14
Schedule of real estate taxes by property, which schedule will include building number, building name, taxing authority, parcel number and the party responsible for payment (GKK, tenant or mortgage servicer).  GKK shall provide access to the Core Logic site to KBS's designated representative for the purposes of reviewing copies of all current and previous 3 years of tax bills where applicable.
Upon finalization of Agreement

15	Schedule of any construction projects in progress costing in excess of $20,000, listed by property portfolio.	Upon finalization of Agreement

16	Intentionally Omitted

17	GKK will provide transfer tax analysis prepared in early 2008 in connection with Merger of Gramercy and AFRT	Completed

18	Current organizational chart reflecting all subsidiaries of GKK Stars Acquisition LLC and the real properties owned by such subsidiaries.	Completed

19
Access to specified data drive with copies of environmental reports, engineering reports, structural reports, lease files, plans and specifications and architectural drawings, and certificates of occupancy relating to the properties, to the extent in GKK’s possession.
After execution

20
Access to leasing reports such as rent rolls and active lease inventory reports as well as accounting trial balances and operating reports on a property by property and roll-up basis, to the extent in GKK’s possession.   Back up information as necessary available at GKK's office for inspection.
After execution

21	Access to GKK’s SOX/Internal Audit risk assessment. GKK to allow DLA internal audit team to coordinate review of results documentation with KBS' designated representative.	After execution

22	Access to all necessary books and records required to allow KBS to undertake a 3.14 audit. GKK E&Y audit team to coordinate information with KBS’s E&Y audit team.	On going

Schedule D

Intentionally Omitted

Schedule E

(See Attached)

Schedule E
Management Services Agreement Terms

Unless expressly defined herein, all capitalized terms used herein shall have the meaning ascribed to it in the Settlement Agreement to which this Schedule E is attached.  This Schedule E shall govern the parties obligations with respect to asset management services to be performed by GKK Stars (“Manager”) for the properties the equity interests in which are to be acquired by Acquisition Co. or its Subsidiaries pursuant to the Settlement Agreement (the “Properties”).

1.           Management Term.  Through December 31, 2013, subject to the right of either party to terminate this Schedule E (with no requirement of Cause [as defined below] or an Acquisition Co. Default [as defined below]) at any time on 90 days prior written notice (the “90 Day Notice’) delivered by the party terminating this Schedule E to the other party; provided that, except  in the event of an Acquisition Co. Default, Manager may not deliver a 90 Day Notice prior to October 1st, 2011.  In addition, this Schedule E shall automatically terminate on June 30, 2012, in the event of a “Failure to Agree Termination” (as defined in Paragraph 10 below).  Notwithstanding the foregoing, the management term and this Schedule E may be terminated at any time by: (i) Acquisition Co. on five (5) business days’ prior written notice for Cause; or (ii) by Manager on five (5) business days’ prior written notice in the event of an Acquisition Co. Default. Furthermore, notwithstanding the foregoing, if Manager delivers a 90 Day Notice to Acquisition Co. which would result in the termination of this Schedule E effective as of any date prior to March 31, 2012, Acquisition Co. shall have the right to provide written notice to Manager, delivered no later than five (5) business days following delivery by Manager of the 90 Day Notice, extending until March 31, 2012 the termination date provided for by Manager in the 90 Day Notice (the period between the effective date of termination set forth by Manager in the 90 Day Notice and March 31, 2012 is referred to herein as the “Extension Period”). Notwithstanding anything contained herein or the Settlement Agreement to the contrary, in the event of a Material Breach (as defined below) by Manager under this Schedule E which occurs during the Extension Period, if applicable, the sole remedy of Acquisition Co. (and KBS) as a result of such Material Breach is: (i)  a termination of this Schedule E and the forfeiture by Manager of the Threshold Value Profits Participation (as defined below), such forfeiture being liquidated damages and not as a penalty (it being acknowledged by the parties that actual damages are incapable of being ascertained) and, (ii) the right of Acquisition Co. to seek actual damages against Manager (but no other person or entity) in the event of fraud, misappropriation of funds or embezzlement against Acquisition Co. committed by Manager in its corporate capacity (as distinguished from the acts of any employees of Manager which are taken without complicity of any of the executive officers of Manager) which is not cured within thirty (30) days after notice thereof from Acquisition Co. if and to the extent such actual damages exceed $3,500,000 and any such damages claim must be net of the Threshold Value Profits Participation (valued at $3,500,000) forfeited as described above.

2.           Management Fee.  Subject to Paragraphs 8 and 9 below, Acquisition Co. hereby agrees to pay to Manager a management fee equal to $10,000,000 per year, plus reimbursement of all property related expenses (together, the “Management Fee”), payable monthly in arrears plus the amount, if any, of the Excess Profits Participation and Threshold Value Profits Participation, each as described below; provided, however, that during the calendar year 2011, the Management Fee shall be prorated for this partial year by taking the remaining days in the calendar year 2011 from and after September 1, 2011, dividing by 365 and multiplying such amount by $10,000,000.  Manager represents to Acquisition Co. that it has not made the permitted distribution for September 2011 as permitted by the Loan Agreement and will not do so.  For the avoidance of doubt, it is the agreement of Acquisition Co. and Manager that Manager is to receive the Management Fee for the entire month of September under this Schedule E in lieu of receiving a comparable payment pursuant to the permitted distribution provisions of the Loan Agreement.

3.           Management Information.  During the term of this Schedule E,  Manager shall be obligated to provide Acquisition Co. and/or KBS and its affiliated Subsidiaries (“KBS”) with such information, reports and other information relating to the operation and management of the Properties as may be reasonably requested by Acquisition Co. and/or KBS from time to time, as more particularly set forth on Schedule 1 hereto.  For purposes of Schedule 1 attached hereto, the term KBS (as used in Schedule 1) shall include Acquisition Co.  Additionally, Manager acknowledges and agrees that it will comply with all financial reporting requirements set forth in all mortgage loans which affect the Properties, including, without limitation, any financial reporting requirements set forth in the loan agreement referenced in that certain First Amendment to Substitute Loan A dated September 1, 2011, executed by, among other parties, Gramercy Investment Trust and the borrowers referred to therein (and specifically including those financial reporting requirements set forth under Section 3.13(c) of the loan agreement referred to in the First Amendment.

4.           Excess Profits Participation.  Acquisition Co. hereby agrees to pay to Manager a contractual (with no equity interest in Acquisition Co. whatsoever) profits participation (“Excess Profits Participation”) in an amount equal to 12.5% of the amount, if any, by which Acquisition Co. Portfolio Equity Value exceeds the sum of: (a) Four Hundred Sixty-Eight Million Five Hundred Thousand Dollars ($468,500,000), plus (b) all new capital invested into Acquisition Co. by KBS, its affiliates and/or joint venture partner(s) (i.e., excluding cash in the Acquisition Co. system as of the Effective Date) (such sum of (a) and (b) being referred to herein as the “Target Equity Value”).

“Acquisition Co. Default” means a failure by Company to pay the monthly Management Fee to Manager under this Schedule E, which continues for five (5) business days following written notice of such default.

“Acquisition Co. Portfolio Equity Value” means the net sales value of all Properties sold from and after the Effective Date through and including the Measurement Date plus the fair value of Acquisition Co. remaining assets as of the Measurement Date less the aggregate mortgage debt encumbering such assets on the Effective Date (less any amount of principal amortized on or prior to the Measurement Date).

“Cause” means any of the following: (i) Material Breach; or (ii) a Material Control Failure.

2

“Initial Measurement Date Extension Conditions” means: (i) delivery of notice of election to extend provided no later than December 30, 2013; and (ii) payment to Manager of a Five Hundred Thousand Dollar ($500,000) extension fee paid no later than December 30, 2013.

“Material Breach” means fraud, misappropriation of funds, or embezzlement against Acquisition Co. or other willful and material violation of this Agreement by Manager in its corporate capacity (as distinguished from the acts of any employees of Manager which are taken without the complicity of any of the executive officers of Manager) which is not cured within thirty (30) days after notice thereof from Acquisition Co.

“Material Control Failure” means any “material control weakness” identified by the Manager's independent external auditors or by the Acquisition Co.'s internal auditors; provided, however, a Material Control Failure shall not occur if Manager has cured such breach within a period of fifteen (15) days after notice of such fact or in the case of a breach that cannot be cured, has diligently modified its internal controls in order to prevent re-occurrence.

“Measurement Date” means the earlier to occur of: (a) December 31, 2013 (or December 31, 2014 upon satisfaction of the Initial Measurement Date Extension Conditions, or December 31, 2015 upon satisfaction of the Second Measurement Date Extension Conditions), and (b) the date on which Acquisition Co., directly or indirectly, sells, conveys or otherwise transfers (together with all prior transfers) at least ninety percent (90%) of the Properties (by value), including a sale of Acquisition Co. or any parent or subsidiary by sale of equity securities, merger, reorganization or otherwise.

“Second Measurement Date Extension Conditions” means (i) delivery of notice of election to extend provided no later than December 30, 2014; and (ii) payment to Manager of a One Million Dollar ($1,000,000) extension fee paid no later than December 30, 2014; and (iii) the prior proper extension of the Measurement Date to December 31, 2014.

A.           Reporting.  Manager will require, and Acquisition Co. shall provide: (i) an annual balance sheet of Acquisition Co. certified by an officer thereof and an audited balance sheet of Acquisition Co. for the year in which the Measurement Date occurs; and (ii) if the Management Services Agreement (or this Schedule E) has been terminated prior to such date, any other reports and information reasonably requested by Manager and reasonably available to Acquisition Co. to verify or determine the amounts included in the calculation of the Excess Profits Participation and the Threshold Value Profits Participation; (iii) notice of all new contributions of equity into Acquisition Co.; and (iv) notice of all affiliate transactions along with detail confirming those transaction are on third party terms.

B.           Determination of Excess Profits Participation.  The amount, if any, of the Excess Profits Participation payable to Manager shall be determined and deemed earned on the Measurement Date (whether or not this Schedule E has been terminated prior to such date) unless prior to such date this Schedule E was terminated: (a) by Acquisition Co. for Cause, (b) by Manager (for any reason other than as a result of a Acquisition Co. Default) on or prior to December 31, 2012, or (c) in the event of a Failure to Agree Termination.  Except as described in the immediately preceding sentence, the obligation to pay the Excess Profits Participation shall survive any termination of this Schedule E.

3

C.           Payment.  Payment of the Excess Profits Participation shall be due and payable in cash (except as otherwise set forth in the following sentence), within ten (10) business days following the calculation of Acquisition Co. Portfolio Equity Value which must be completed no later than sixty (60) days following the Measurement Date.

If Acquisition Co. sells Properties, or is itself sold, for non-cash consideration, Manager shall be paid a pro-rata portion of the Excess Profits Participation in the form of such non-cash consideration.

Notwithstanding the foregoing, if, prior to the Measurement Date, Acquisition Co. makes capital distributions in excess of Target Equity Value, Manager shall receive, out of any such excess distributions (i.e. distributions in excess of Target Equity Value), advance payments on the Excess Profits Participation, but only to the extent this Schedule E has not theretofore been terminated: (a) by Acquisition Co. for Cause, (b) by Manager (for any reason other than as a result of a Acquisition Co. Default) on or prior to December 31, 2012, or (c) in the event of a Failure to Agree Termination.  Except as described in the immediately preceding sentence, the obligation to pay the Excess Profits Participation shall survive any termination of this Schedule E.

D.           Survival. The obligation to pay the Excess Profits Participation shall survive any sale or transfer by Acquisition Co., its parent or any subsidiary, of all or any portion of the direct or indirect equity interests in Acquisition Co. or any of the direct or indirect equity interests in the entities which own the Properties.

5.           Threshold Value Profits Participation.  Acquisition Co. shall also pay to Manager a contractual (with no equity interest in Acquisition Co. whatsoever) profits participation (“Threshold Value Profits Participation”) in an amount equal to the greater of: (a) $3,500,000; and (b) ten percent (10%) of the amount, if any, by which Acquisition Co. Portfolio Equity Value exceeds the sum of (i) Three Hundred Seventy-Five Million Dollars ($375,000,000), plus (ii) all new capital invested into Acquisition Co. by KBS, its affiliates and/or joint venture partner(s) (i.e., excluding cash in the Acquisition Co. system as of the Effective Date) (such sum of (a) and (b) being referred to herein as the “Target Threshold Value”).  Upon the earlier to occur of: (a) October 1, 2013 (deferred to October 1, 2014 upon satisfaction of the Initial Measurement Date Extension Conditions, or to October 1, 2015 upon satisfaction of the Second Measurement Date Extension Conditions); and (b) the date on which Acquisition Co., directly or indirectly, sells, conveys or otherwise transfers (together with all prior transfers) sixty percent (60%) of the Properties (by value), including a sale of Acquisition Co. or any parent or subsidiary by sale of equity securities, merger, reorganization or otherwise, Acquisition Co. must (from and after such date) retain unrestricted cash on hand in an amount at least equal to $3,500,000.

“Acquisition Co. Portfolio Equity Value” (is defined in Paragraph 4 above).

“Initial Measurement Date Extension Conditions” (is defined in Paragraph 4 above).

4

“Measurement Date” (is defined in Paragraph 4 above).

“Second Measurement Date Extension Conditions” (is defined in Paragraph 4 above).

A.           Reporting.  Same as described in Paragraph 4 above..

B.           Determination of Threshold Value Profits Participation. The amount, if any, of the Threshold Value Profits Participation payable to Manager shall be determined and deemed earned on the Measurement Date, (whether or not this Schedule E has been terminated prior to such date) unless prior to such date this Schedule E was terminated; (a) by Acquisition Co. for Cause, or (b) by Manager (for any reason other than as a result of a Acquisition Co. Default) on or prior to December 31, 2011.  Except as described in the immediately preceding sentence and except as set forth in the last sentence of Section 1 of this Schedule E to the extent otherwise applicable, the obligation to pay the Threshold Value Profits Participation shall survive any termination of this Schedule E.

C.           Payment. Payment of the Threshold Value Profits Participation shall be due and payable in cash (except as otherwise set forth in the following sentence), within ten (10) business days following the calculation of Acquisition Co. Portfolio Equity Value which must be completed no later than sixty (60) days following the Measurement Date.

If Acquisition Co. sells Properties, or is itself sold, for non-cash consideration, Manager shall be paid a pro-rata portion of the Threshold Value Profits Participation in the form of such non-cash consideration.

Notwithstanding the foregoing, if, prior to the Measurement Date, Acquisition Co. makes capital distributions in excess of Target Threshold Value, Manager shall receive, out of any such excess distributions (i.e. distributions in excess of Target Threshold Value), advance payments on the Threshold Value Profits Participation, but only to the extent this Schedule E has not theretofore been terminated: (a) by Acquisition Co. for Cause, or (b) by Manager (for any reason other than as a result of an Acquisition Co. Default) on or prior to December 31, 2011.  Except as described in the immediately preceding sentence and except as set forth in the last sentence of Section 1 of this Schedule E to the extent otherwise applicable, the obligation to pay the Threshold Value Profits Participation shall survive any termination of this Schedule E.

D.           Survival.  The obligation to pay the Threshold Value Profits Participation shall survive any sale or transfer by Acquisition Co., its parent or any subsidiary, of all or any portion of the direct or indirect equity interests in Acquisition Co. or any of the direct or indirect equity interests in the entities which own the Properties.

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6.           Management Duties to be provided by Manager.  Manager will perform (or cause to be performed) standard asset management services for Acquisition Co. similar to those provided by comparable institutional landlord asset managers in those markets in which the Properties are located.  However, until the Management Services Agreement is executed by Manager and Acquisition Co. the following expenditures require the approval of Acquisition Co.: (i) all expenditures which would require notice from Manager to Acquisition Co. pursuant to Section 4(i)(C) of Schedule 1 attached hereto; (ii) any expenditures, excluding Emergency Expenditures (as defined below), not reflected in the 2011 Budget in an amount equal to or greater than Twenty-Five Thousand Dollars ($25,000); and (iii) any capital expenditure in an amount equal to or greater than One Hundred Thousand Dollars ($100,000).  “Emergency Expenditures” means expenses which are necessary to avoid imminent damage to persons or property or are otherwise necessary to make critical required repairs.  In the event of a termination of this Schedule E, Manager shall: (i) provide a list of employees who perform services relating to the Properties after Manager has determined which of such employees shall be terminated; and (ii) pay over to Acquisition Co. all money collected and held for the account of Acquisition Co.; and (iii) furnish such information and take all such actions as Acquisition Co. shall reasonably require, in order to effectuate an orderly and systematic ending of the duties and activities of Manager under this Schedule E.

7.           No Interest in KBS or Properties. Each of KBS and Manager agree that (i) the Excess Profits Participation and the Threshold Value Profits Participation are contractual rights being granted by Acquisition Co. to Manager, and (ii) Manager shall have no equity interest whatsoever in the Properties, KBS, Acquisition Co. or any subsidiaries of KBS or Acquisition Co.

8.           Breach Event.  Upon the occurrence of any Breach Event, KBS shall have all rights and remedies provided to KBS under the Settlement Agreement.  Manager acknowledges and agrees that it has reviewed the provisions of Section 9.2 of the Settlement Agreement and Manager understands that Acquisition Co. would not enter into this transaction with Manager without Manager expressly agreeing to the provisions of this Paragraph 8 and being bound by the provisions of Section 9.2 of the Settlement Agreement.

9.           Termination.  Without limiting the obligation of Acquisition Co. to pay to Manager the amounts set forth in Paragraphs 4 and 5 above (to the extent provided for in Paragraphs 4 and 5 above), from and after the effective date of a termination of this Schedule E, Manager shall not be entitled to the Management Fee for further services under this Schedule E (including, without limitation, the payment of the Management Fee) but shall be paid all compensation accruing to the date of termination and shall be reimbursed for properly incurred expenses.

10.         Management Services Agreement.  KBS and Manager hereby agree to promptly commence and diligently seek to complete negotiations by no later than March 31, 2012, in good faith, of a full and complete management services agreement.  Notwithstanding the foregoing, both KBS, Acquisition Co. and Manager acknowledge and agree that there are outstanding business issues relating to this Schedule E and the asset management services agreement that need to be mutually resolved between KBS, Acquisition Co. and Manager.  If the parties do not come to a mutually acceptable agreement regarding these matters and execute an asset management services agreement prior to March 31, 2012, then this Schedule E shall automatically terminate on June 30, 2012, without liability or a penalty of any kind (the “Failure to Agree Termination”) and, for avoidance of doubt, with no loss or forfeiture of the Threshold Value Participation (except to the extent set forth in the last sentence of Section 1 of this Schedule E to the extent otherwise applicable).

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Schedule 1

Financial and Accounting Services to be Provided

1.           Accounting Related Services:

(i)           administration and maintenance of general ledger in JDEdwards or other approved accounting system using a chart of accounts approved by the KBS.  KBS’s books are to be separate from Manager’s, and/or any other subsidiary’s books and new JDEdwards entries with balances beginning at zero are to be set up for KBS’s books on the date equity interests in Properties are transferred pursuant to the Settlement Agreement.   All leasing data relating to the Properties shall be transferred or copied over to new entities, but receivable balances shall reflect accounts receivable owed to KBS as of the date the equity interests in the Properties are transferred pursuant to the Settlement Agreement.  Straightlining of rent shall begin as of the date equity interests in such Properties are transferred pursuant to the Settlement Agreement as opposed to the start date of the lease (unless the lease start date is after the date equity interests in such Properties are added to the Management Services Agreement).  Manager will be responsible for the recordation of FAS141 based on numbers provided by KBS in both the general ledger and FAS depreciation system;

(ii)          Administration and maintenance of general ledger on both a cash and US GAAP basis; provided, however, the cash ledger requirement may be difficult to achieve by Manager, and KBS and Manager agree to work in good faith to reach a mutually acceptable solution to this issue.  US GAAP shall include, among other things, straightlining of rent, FAS 141 setup and maintenance, and proper treatment of lease incentives;

(iii)         Monthly cash cutoff, other then at the end of the year, shall be on the 20th of each month.  Accruals are to be through the end of each month.  KBS and Manager acknowledge and agree that Manager does not currently perform an early cash cutoff, but Manager shall nevertheless adopt such a requirement as soon as reasonably possible;

(iv)         administration and maintenance of a general ledger trial balance, balance sheet, income statement and certain other reports Manager customarily prepares in the normal course of business and periodic distribution of such reports to KBS.  Schedule 2 contains a detailed listing of reporting requirements required of Manager under the Management Services Agreement;

(v)          preparation of period-end reconciliations and associated period-end journal entries for all significant balance sheet accounts;

(vi)         accounting oversight including review of monthly trial balances and supporting documentation;

(vii)        ensure that all expense invoices are submitted for “proper approval” before processing them for payment;

(viii)       administration of accounts payable (including check generation and wire transfers);

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(ix)         administration of timely payment and recordation of any required principal and interest payments under any underlying debt of the Properties;

(x)          administration of recurring cash transfers between bank accounts;

(xi)         determine monthly accruals for any costs incurred and unpaid, regardless of whether actual invoice has been received,  including fixed expenses, and non-recurring expenses such as repair and maintenance and capital expenditures.  Accruals will be reviewed with the budget and changes will be recommended as necessary and reflected in accruals.  Notwithstanding the foregoing, Manager does not currently perform monthly accruals for capital expenditures and subject to the approval of KBS, instead, Manager will implement a quarterly accrual process for construction in process, beginning with the fourth quarter of 2011.   All other accruals will be prepared monthly;

(xii)        administration of accounts receivable and collections including daily posting of cash receipts;

(xiii)       maintenance of lease database including preparation of lease abstracts for new and modified lease agreements and preparation of related schedules such as lease inventory reports and rent rolls;

(xiv)       recording and maintenance of depreciation and amortization on all the following basis- GAAP, tax, and E&P.  Depreciation is to be available as requested in a excel downloaded format;

(xv)        monitor the KBS’s compliance with internal policy guidelines as provided by KBS, including those applicable under Sarbanes-Oxley and including loan covenants with respect to applicable financing arrangements;

(xvi)       act as liaison between KBS’s and its independent accountants to provide backup and answer questions with respect to information presented on the general ledger, trial balance, balance sheet, income statement and certain other reports Manager’s customarily prepares in the normal course of business; and

(xvii)      maintenance of all accounting records supporting the financial statements (consistent with KBS’s record retention program) in reasonable fashion and separate and discrete from Manager’s accounting records.

2.           Audit:

Manager shall:

(i)           provide KBS with reasonable access to internal documents, reports, risk assessments, process narratives and other information pertaining to and/or used by Manager in connection with ensuring compliance with Section 404 of the Sarbanes-Oxley Act;

8

(ii)          allow KBS’s internal audit to perform property audits, walkthroughs, process documentation, control testing and any other procedure needed to comply with Section 404 of the Sarbanes-Oxley Act on an annual basis; and

(iii)         make available to KBS, its internal audit team and its accountants all necessary books, records and other information needed in order to permit KBS to complete ongoing audits.

3.           Reporting Requirements:

(i)           Manager shall prepare, or cause to be prepared, with respect to the Properties, reports and information on the Properties’ operations and performance as reasonably requested by KBS.  Monthly and quarterly books shall be finalized and available for review by KBS as soon as reasonably practicable and in any event shall be available for review by KBS within seven (7) business days following the 20th of each month other then December and within seven (7) business days following December 31st.  Although Manager does not currently perform an early reporting cutoff, Manager agrees to adopt an early reporting cutoff as soon as reasonably possible, but in no event later than January 20th, 2012;

(ii)          On a monthly basis, Manager shall datafeed or upload the general ledger information from JDEdwards into a format acceptable and uploadable by the MRI accounting system once the books are finalized in accordance with the timelines to be set forth in the Management Services Agreement.   In addition, Manager shall make any additional datafeeds or uploads, as needed, to incorporate any changes made to the books following KBS’s review and approval of such information; and

(iii)         Manager shall prepare, or cause to be prepared, all materials and data necessary to complete an annual audit of KBS’s books of account by a nationally recognized independent accounting firm of good reputation, initially Ernst & Young.

4.           Budgets and Business Plans:

(i)           Manager shall prepare and submit to KBS a proposed operating and capital budget (the “Budget”) for the operation, repair and maintenance of each of the Properties for the remainder of the calendar year in which the effective date of the Management Services Agreement occurs, no later than [thirty (30) days] after such effective date. The Budget for 2011 (the “2011 Budget”) has been submitted to, and has been approved by, KBS.  Thereafter, on or before the date specified each year by KBS (but not later than October 31), Manager shall prepare and submit to KBS an updated draft Budget for the remainder of the current calendar year and a preliminary Budget for the next calendar year followed by a final Budget for the next calendar year, incorporating any changes requested KBS.  Such Budgets shall:

(A)           Be prepared on a cash and/or accrual basis, as directed by KBS;

(B)           Show a month by month projection of income, expenses, capital expenditures and reserves.  Manager agrees to use its diligent efforts to ensure that the actual cost of operating each of the Properties shall not exceed the approved Budget.  After written approval of each such Budget by KBS (each such approved Budget being an “Approved Budget”), Manager shall implement the Approved Budget and use its best efforts to ensure that the actual cost of operating each of the Properties shall not exceed the Approved Budget; and

9

(C)           Manager shall promptly notify KBS of any changes of more than five percent (5%) to material line items in the Approved Budget.

(ii)           Manager shall provide KBS each year with a draft of a business plan for each of the Properties, on or before the date specified by KBS (but no later than October 31), containing such information KBS may reasonably request.

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Schedule F

(See Attached)

SCHEDULE F
Contracts to be Assumed or Terminated by Acquisition Co.

Borrower has provided access through a shared drive with Acquisition Co. to all FSMC Contracts under the folder identified as “GKK Contracts Unaffiliated”

Schedule G

(See Attached)

Schedule G

	Debt Fair Value [1]	# of Properties	KBS Senior Mezz Loan Allocation

Group #1

Goldman Mortgage	240,523,025	194	59,605,661
Millburn	850,486	1	1,213,165
Berkeley Heights	509,718	1	717,560
Kenilworth	417,747	1	582,102
FSI	64,171,815	70	13,196,514
Unencumbered	N/A	50	11,676,794
Subtotal	306,472,791	317	86,991,796

Group #2

BBD1	256,398,549	116	173,080,985
PB Capital	204,070,879	41	36,817,660
Subtotal	460,469,428	157	209,898,644

Group #3

Citizens JV	62,172,000	52	-
Harborside Financial Center	-	1	(12,933,602)
Ridgewood Ave.	-	1	1,513,258
Feasterville	823,496	1	1,516,930
BBD2	195,809,731	138	25,473,605
101 Independence	66,372,015	1	7,609,942
Pitney Bowes - Bank of America	43,167,431	70	16,385,063
One Citizens Plaza	43,469,346	1	(629,668)
801 Market Street	39,544,945	1	18,040,277
Beaver Valley	38,267,268	1	35,453,301
FSI 6000D	30,344,196	16	6,482,330
FSI 6000B	28,736,944	16	5,414,096
FSI 6000A	28,241,003	15	6,255,179
FSI 6000C	24,722,204	15	6,183,634
Pitney Bowes - Wachovia A	19,652,019	23	10,275,500
Sterling Bank	19,339,501	14	4,426,080
Jenkins Court	8,383,508	1	(121,438)
Wachovia 9	12,716,654	8	6,789,427
RBC Centura	8,440,261	7	10,142,933
BOA Windsor	6,354,768	5	7,485,091
Wachovia 8	3,266,295	6	5,738,224
Subtotal	679,823,584	393	161,500,160

Total - Keep Portfolios	1,446,765,803	867	458,390,600

Total - Give Back Portfolios	-	73	-

Total - All Portfolios	1,446,765,803	940	458,390,600
	1,384,593,803

Footnote:
[1] Debt balances are net of defeasance securities totaling $85.0 million.

Schedule H

Intentionally Omitted

Schedule I

(See Attached)

Schedule I
Entity Interests

NOTE:  Transferred Interests marked with an asterisk (*) indicates Transfers occurring on the Effective Date.
Transferor	Transferee	Transferred Interest	TI State	TI Type	Loan Pool	Notes
First States Investors 104 Holdings, L.P.	KBS Acquisition Sub-Owner 10, LLC	First States Investors 104 GP, LLC	Delaware	LLC	101 IND
		First States Investors 104, L.P.	Delaware	LP	101 IND
N/A		First States Investors 104 Holdings GP LLC	Delaware	LLC	101 IND	Retained - GP of LP T'or
First States Investors 6000, LLC	KBS Acquisition Sub-Owner 15, LLC	First States Investors 6000A GP, LLC	Delaware	LLC	6000A
		First States Investors 6000A, L.P.	Delaware	LP	6000A
First States Investors 6000, LLC	KBS Acquisition Sub-Owner 16, LLC	First States Investors 6000B GP, LLC	Delaware	LLC	6000B
		First States Investors 6000B, L.P.	Delaware	LP	6000B
First States Investors 6000, LLC	KBS Acquisition Sub-Owner 17, LLC	First States Investors 6000C GP, LLC	Delaware	LLC	6000C
		First States Investors 6000C, L.P.	Delaware	LP	6000C
First States Investors 6000, LLC	KBS Acquisition Sub-Owner 18, LLC	First States Investors 6000D , L.P.	Delaware	LP	6000D
		First States Investors 6000D GP, LLC	Delaware	LLC	6000D
First States Investors 801, L.P.	KBS Acquisition Sub-Owner 13, LLC	801 Market Street Holdings, L.P.	Pennsylvania	LP	801 MARKET
		First States Investors 801 GP II, LLC	Delaware	LLC	801 MARKET
N/A		First States Investors 801 GP, LLC	Pennsylvania	LLC	801 MARKET	Retained - GP of LP T'or
American Financial TRS, Inc.	KBS Acquisition Sub-Owner 13, LLC	First States Investors 801 GP III, LLC	Delaware	LLC	801 MARKET
		801 Market Street Associates, L.P.	Pennsylvania	LP	801 MARKET
		First States Investors 801 Associates LP, LLC	Delaware	LLC	801 MARKET
First States Group, L.P.	KBS Acquisition Sub-Owner 2, LLC	AFR Defeasance Pool 1, LLC	Delaware	LLC	BBD1	BBD1 Defeasance
N/A		AFR Defeasance Pool IA, LLC	Delaware	LLC	BBD1	Sub of Transferee
First States Investors 5000, LLC	KBS Acquisition Sub-Owner 2, LLC	First States Investors 5000A, LLC	Delaware	LLC	BBD1
Gramercy Realty Holdings LLC	KBS Acquisition Sub-Owner 2, LLC	GKK Independence Square Lot, LLC	Delaware	LLC	BBD1	Assoc. with #5108

First States Group, L.P.	KBS Acquisition Sub-Owner 9, LLC	First States Investors 5200 Holdings, LLC	Delaware	LLC	BBD2
N/A		First States Investors 5200, LLC	Delaware	LLC	BBD2	Sub of Transferee
First States Wilmington JV, L.P.	KBS Acquisition Sub-Owner 14, LLC	First States Wilmington, L.P.	Delaware	LP	BEAVER
		First States Wilmington, LLC	Delaware	LLC	BEAVER
N/A		First States Wilmington JV, LLC	Delaware	LLC	BEAVER	Retained - GP of LP T'or
First States Properties, L.P.	KBS Acquisition Sub-Owner 8, LLC	First States Properties No. 14, LLC*	Pennsylvania	LLC	BERKHEIGHTS	Effective Date Xfer
First States Group, L.P.	KBS Acquisition Sub-Owner 27, LLC	First States Investors CRE Holdings LLC	Delaware	LLC	CITIZENS JV
N/A		CRE Master JV Holdings LLC	Delaware	LLC	CITIZENS JV	Sub of Transferee
N/A		CRE JV Five Branch Holdings Mezz, LLC	Delaware	LLC	CITIZENS JV	Sub of Transferee
N/A		CRE JV Five Branch Holdings, LLC	Delaware	LLC	CITIZENS JV	Sub of Transferee
First States Properties, L.P.	KBS Acquisition Sub-Owner 26, LLC	First States Properties No. 27, LLC*	Pennsylvania	LLC	FEASTERVILLE
First States Group, L.P.	KBS Acquisition Sub-Owner 4, LLC	First States Investors DB I, L.P.*	Delaware	LP	FSI	Effective Date Xfer
		First States Investors DB I GP, LLC.*	Delaware	LLC	FSI	Effective Date Xfer
American Financial TRS, Inc.	KBS Acquisition Sub-Owner 4, LLC	First States Investors DB I B GP, LLC*	Delaware	LLC	FSI	Effective Date Xfer
		First States Investors DB I B, L.P.*	Delaware	LP	FSI	Effective Date Xfer
N/A		First States Investors 4200 Holdings, LLC*	Delaware	LLC	FSI	Effective Date Xfer; Sub of Transferee
N/A		First States Investors 4200, LLC*	Delaware	LLC	FSI	Effective Date Xfer; Sub of Transferee
N/A		First States Investors DB I SP, L.P.*	Delaware	LP	FSI	Effective Date Xfer; Sub of Transferee
N/A		First States Investors DB I SP GP, LLC*	Delaware	LLC	FSI	Effective Date Xfer; Sub of Transferee
N/A		First States Investors DB I TRS, L.P.*	Delaware	LP	FSI	Effective Date Xfer; Sub of Transferee
N/A		First States Investors DB I TRS GP, LLC*	Delaware	LLC	FSI	Effective Date Xfer; Sub of Transferee
First States Group, L.P.	KBS Acquisition Sub-Owner 1, LLC	First States Investors 105, LLC*	Pennsylvania	LLC	GSM	Effective Date Xfer
American Financial TRS, Inc.	KBS Acquisition Sub-Owner 1, LLC	First States Investors 107, LLC*	Arkansas	LLC	GSM	Effective Date Xfer

First States Group, L.P.	KBS Acquisition Sub-Owner 1, LLC	First States Investors 117, LLC*	Florida	LLC	GSM	Effective Date Xfer
First States Group, L.P.	KBS Acquisition Sub-Owner 1, LLC	First States Investors 118, LLC*	Florida	LLC	GSM	Effective Date Xfer
American Financial TRS, Inc.	KBS Acquisition Sub-Owner 1, LLC	First States Investors 147, LLC*	Iowa	LLC	GSM	Effective Date Xfer
First States Group, L.P.	KBS Acquisition Sub-Owner 1, LLC	First States Investors 154, LLC*	New Jersey	LLC	GSM	Effective Date Xfer
First States Group, L.P.	KBS Acquisition Sub-Owner 1, LLC	First States Investors 157, LLC*	New Jersey	LLC	GSM	Effective Date Xfer
American Financial TRS, Inc.	KBS Acquisition Sub-Owner 1, LLC	First States Investors 2017, LLC*	Florida	LLC	GSM	Effective Date Xfer
First States Group, L.P.	KBS Acquisition Sub-Owner 1, LLC	First States Investors 2100 GP, LLC*	North Carolina	LLC	GSM	Effective Date Xfer
		First States Investors 2100, L.P.*	North Carolina	LP	GSM	Effective Date Xfer
First States Group, L.P.	KBS Acquisition Sub-Owner 1, LLC	First States Investors 2102 GP, LLC*	North Carolina	LLC	GSM	Effective Date Xfer
		First States Investors 2102 L.P.*	North Carolina	LP	GSM	Effective Date Xfer
First States Group, L.P.	KBS Acquisition Sub-Owner 1, LLC	First States Investors 2103 GP, LLC*	North Carolina	LLC	GSM	Effective Date Xfer
		First States Investors 2103, L.P.*	North Carolina	LP	GSM	Effective Date Xfer
First States Group, L.P.	KBS Acquisition Sub-Owner 1, LLC	First States Investors 2104 GP, LLC*	North Carolina	LLC	GSM	Effective Date Xfer
		First States Investors 2104, L.P.*	North Carolina	LP	GSM	Effective Date Xfer
First States Group, L.P.	KBS Acquisition Sub-Owner 1, LLC	First States Investors 2105 GP, LLC*	North Carolina	LLC	GSM	Effective Date Xfer
		First States Investors 2105, L.P.*	North Carolina	LP	GSM	Effective Date Xfer
First States Group, L.P.	KBS Acquisition Sub-Owner 1, LLC	First States Investors 2106 GP, LLC*	North Carolina	LLC	GSM	Effective Date Xfer
		First States Investors 2106, L.P.*	North Carolina	LP	GSM	Effective Date Xfer
First States Group, L.P.	KBS Acquisition Sub-Owner 1, LLC	First States Investors 2107 GP, LLC*	North Carolina	LLC	GSM	Effective Date Xfer
		First States Investors 2107, L.P.*	North Carolina	LP	GSM	Effective Date Xfer
First States Group, L.P.	KBS Acquisition Sub-Owner 1, LLC	First States Investors 2108 GP, LLC*	North Carolina	LLC	GSM	Effective Date Xfer
		First States Investors 2108, L.P.*	North Carolina	LP	GSM	Effective Date Xfer
First States Group, L.P.	KBS Acquisition Sub-Owner 1, LLC	First States Investors 2110, LLC*	Virginia	LLC	GSM	Effective Date Xfer

First States Group, L.P.	KBS Acquisition Sub-Owner 1, LLC	First States Investors 2208, LLC*	Delaware	LLC	GSM	Effective Date Xfer
First States Group, L.P.	KBS Acquisition Sub-Owner 1, LLC	First States Investors 230 GP, LLC*	North Carolina	LLC	GSM	Effective Date Xfer
		First States Investors 230, L.P.*	North Carolina	LP	GSM	Effective Date Xfer
First States Group, L.P.	KBS Acquisition Sub-Owner 1, LLC	First States Investors 2550A, LLC*	Delaware	LLC	GSM	Effective Date Xfer
First States Group, L.P.	KBS Acquisition Sub-Owner 1, LLC	First States Investors 3004, Limited Partnership*	Florida	LP	GSM	Effective Date Xfer
		First States Investors 3004, LLC*	Florida	LLC	GSM	Effective Date Xfer
First States Group, L.P.	KBS Acquisition Sub-Owner 1, LLC	First States Investors 3014, LLC*	Georgia	LLC	GSM	Effective Date Xfer
First States Group, L.P.	KBS Acquisition Sub-Owner 1, LLC	First States Investors 3022 GP, LLC*	North Carolina	LLC	GSM	Effective Date Xfer
		First States Investors 3022, L.P.*	North Carolina	LP	GSM	Effective Date Xfer
First States Group, L.P.	KBS Acquisition Sub-Owner 1, LLC	First States Investors 3024 GP, LLC*	North Carolina	LLC	GSM	Effective Date Xfer
		First States Investors 3024, L.P.*	North Carolina	LP	GSM	Effective Date Xfer
First States Group, L.P.	KBS Acquisition Sub-Owner 1, LLC	First States Investors 3028 GP, LLC*	North Carolina	LLC	GSM	Effective Date Xfer
		First States Investors 3028, L.P.*	North Carolina	LP	GSM	Effective Date Xfer
First States Group, L.P.	KBS Acquisition Sub-Owner 1, LLC	First States Investors 3033 GP, LLC*	North Carolina	LLC	GSM	Effective Date Xfer
		First States Investors 3033, L.P.*	North Carolina	LP	GSM	Effective Date Xfer
First States Group, L.P.	KBS Acquisition Sub-Owner 1, LLC	First States Investors 3034, LLC*	South Carolina	LLC	GSM	Effective Date Xfer
First States Group, L.P.	KBS Acquisition Sub-Owner 1, LLC	First States Investors 3035, LLC*	South Carolina	LLC	GSM	Effective Date Xfer
First States Group, L.P.	KBS Acquisition Sub-Owner 1, LLC	First States Investors 3043, LLC*	South Carolina	LLC	GSM	Effective Date Xfer
First States Group, L.P.	KBS Acquisition Sub-Owner 1, LLC	First States Investors 3061, LLC*	New Jersey	LLC	GSM	Effective Date Xfer
First States Group, L.P.	KBS Acquisition Sub-Owner 1, LLC	First States Investors 3067, LLC*	Virginia	LLC	GSM	Effective Date Xfer
First States Group, L.P.	KBS Acquisition Sub-Owner 1, LLC	First States Investors 3076, LLC*	Georgia	LLC	GSM	Effective Date Xfer
First States Group, L.P.	KBS Acquisition Sub-Owner 1, LLC	First States Investors 3077, LLC*	Georgia	LLC	GSM	Effective Date Xfer
First States Group, L.P.	KBS Acquisition Sub-Owner 1, LLC	First States Investors 3081 GP, LLC*	North Carolina	LLC	GSM	Effective Date Xfer
		First States Investors 3081, L.P.*	North Carolina	LP	GSM	Effective Date Xfer

First States Group, L.P.	KBS Acquisition Sub-Owner 1, LLC	First States Investors 3086, LLC*	Pennsylvania	LLC	GSM	Effective Date Xfer
First States Group, L.P.	KBS Acquisition Sub-Owner 1, LLC	First States Investors 3087, LLC*	Virginia	LLC	GSM	Effective Date Xfer
First States Group, L.P.	KBS Acquisition Sub-Owner 1, LLC	First States Investors 3089, LLC*	Virginia	LLC	GSM	Effective Date Xfer
First States Group, L.P.	KBS Acquisition Sub-Owner 1, LLC	First States Investors 3090, LLC*	Florida	LLC	GSM	Effective Date Xfer
American Financial TRS, Inc.	KBS Acquisition Sub-Owner 1, LLC	First States Investors 3091, LLC*	Georgia	LLC	GSM	Effective Date Xfer
First States Group, L.P.	KBS Acquisition Sub-Owner 1, LLC	First States Investors 3093, LLC*	Virginia	LLC	GSM	Effective Date Xfer
First States Group, L.P.	KBS Acquisition Sub-Owner 1, LLC	First States Investors 3098, LLC*	Virginia	LLC	GSM	Effective Date Xfer
First States Group, L.P.	KBS Acquisition Sub-Owner 1, LLC	First States Investors 3099, LLC*	Virginia	LLC	GSM	Effective Date Xfer
First States Group, L.P.	KBS Acquisition Sub-Owner 1, LLC	First States Investors 3103, LLC*	Georgia	LLC	GSM	Effective Date Xfer
First States Group, L.P.	KBS Acquisition Sub-Owner 1, LLC	First States Investors 3108, LLC*	New Jersey	LLC	GSM	Effective Date Xfer
First States Group, L.P.	KBS Acquisition Sub-Owner 1, LLC	First States Investors 3114, LLC*	Tennessee	LLC	GSM	Effective Date Xfer
First States Group, L.P.	KBS Acquisition Sub-Owner 1, LLC	First States Investors 3151, LLC*	Florida	LLC	GSM	Effective Date Xfer
First States Group, L.P.	KBS Acquisition Sub-Owner 1, LLC	First States Investors 3179 GP, LLC	Delaware	LLC	GSM	Effective Date Xfer
		First States Investors 3179, Limited Partnership*	Delaware	LP	GSM	Effective Date Xfer
First States Group, L.P.	KBS Acquisition Sub-Owner 1, LLC	First States Investors 3187 GP, LLC*	Delaware	LLC	GSM	Effective Date Xfer
		First States Investors 3187, Limited Partnership*	Delaware	LP	GSM	Effective Date Xfer
First States Group, L.P.	KBS Acquisition Sub-Owner 1, LLC	First States Investors 3195 GP, LLC*	Texas	LLC	GSM	Effective Date Xfer
		First States Investors 3195, L.P.*	Texas	LP	GSM	Effective Date Xfer
First States Investors 3300 Holdings, LLC	KBS Acquisition Sub-Owner 1, LLC	First States Investors 3300, LLC*	Delaware	LLC	GSM	Effective Date Xfer
American Financial TRS, Inc.	KBS Acquisition Sub-Owner 1, LLC	First States Investors 3601, LLC*	Florida	LLC	GSM	Effective Date Xfer
First States Group, L.P.	KBS Acquisition Sub-Owner 1, LLC	First States Investors 3632, LLC*	Florida	LLC	GSM	Effective Date Xfer
First States Group, L.P.	KBS Acquisition Sub-Owner 1, LLC	First States Investors 3642, LLC*	New Jersey	LLC	GSM	Effective Date Xfer

First States Group, L.P.	KBS Acquisition Sub-Owner 1, LLC	First States Investors 3647 GP, LLC*	Pennsylvania	LLC	GSM	Effective Date Xfer
		First States Investors 3647, L.P.*	Pennsylvania	LP	GSM	Effective Date Xfer
First States Group, L.P.	KBS Acquisition Sub-Owner 1, LLC	First States Investors 40, LLC*	Missouri	LLC	GSM	Effective Date Xfer
First States Group, L.P.	KBS Acquisition Sub-Owner 1, LLC	First States Investors 4000C, LLC*	Delaware	LLC	GSM	Effective Date Xfer
American Financial TRS, Inc.	KBS Acquisition Sub-Owner 1, LLC	First States Investors 4043, LLC*	Georgia	LLC	GSM	Effective Date Xfer
First States Group, L.P.	KBS Acquisition Sub-Owner 1, LLC	First States Investors 4044, LLC*	Delaware	LLC	GSM	Effective Date Xfer
First States Group, L.P.	KBS Acquisition Sub-Owner 1, LLC	First States Investors 4048, LLC*	Delaware	LLC	GSM	Effective Date Xfer
First States Group, L.P.	KBS Acquisition Sub-Owner 1, LLC	First States Investors 4055, LLC*	Delaware	LLC	GSM	Effective Date Xfer
First States Group, L.P.	KBS Acquisition Sub-Owner 1, LLC	First States Investors 4062, LLC*	Delaware	LLC	GSM	Effective Date Xfer
First States Group, L.P.	KBS Acquisition Sub-Owner 1, LLC	First States Investors 4067, LLC*	Delaware	LLC	GSM	Effective Date Xfer
First States Group, L.P.	KBS Acquisition Sub-Owner 1, LLC	First States Investors 4085, LLC*	Delaware	LLC	GSM	Effective Date Xfer
First States Investors 4100, LLC	KBS Acquisition Sub-Owner 1, LLC	First States Investors 4100B GP, LLC*	Delaware	LLC	GSM	Effective Date Xfer
		First States Investors 4100B, L.P.*	Delaware	LP	GSM	Effective Date Xfer
First States Group, L.P.	KBS Acquisition Sub-Owner 1, LLC	First States Investors 4150, LLC*	Delaware	LLC	GSM	Effective Date Xfer
First States Group, L.P.	KBS Acquisition Sub-Owner 1, LLC	First States Investors 4413, LLC*	Delaware	LLC	GSM	Effective Date Xfer
First States Group, L.P.	KBS Acquisition Sub-Owner 1, LLC	First States Investors 4499, LLC*	Delaware	LLC	GSM	Effective Date Xfer
First States Group, L.P.	KBS Acquisition Sub-Owner 1, LLC	First States Investors 4500, LLC*	Delaware	LLC	GSM	Effective Date Xfer
First States Investors 5000, LLC	KBS Acquisition Sub-Owner 1, LLC	First States Investors 5000B, LLC*	Delaware	LLC	GSM	Effective Date Xfer
First States Group, L.P.	KBS Acquisition Sub-Owner 1, LLC	First States Investors 77, Limited Partnership*	Florida	LP	GSM	Effective Date Xfer
		First States Investors 77, LLC*	Florida	LLC	GSM	Effective Date Xfer
First States Group, L.P.	KBS Acquisition Sub-Owner 1, LLC	First States Investors 922, LLC*	Illinois	LLC	GSM	Effective Date Xfer
First States Investors 923 Holdings, L.P.	KBS Acquisition Sub-Owner 1, LLC	First States Investors 923 GP, LLC*	Delaware	LLC	GSM	Effective Date Xfer
		First States Investors 923, L.P.*	Delaware	LP	GSM	Effective Date Xfer
N/A		First States Investors 923 Holdings GP, LLC	Delaware	LLC	GSM	Retained - GP of LP T'or

First States Group, L.P.	KBS Acquisition Sub-Owner 1, LLC	First States Investors 926 GP, LLC*	Delaware	LLC	GSM	Effective Date Xfer
		First States Investors 926, L.P.*	Delaware	LP	GSM	Effective Date Xfer
First States Investors 927 Holdings, LLC	KBS Acquisition Sub-Owner 1, LLC	First States Investors 927, LLC*	Delaware	LLC	GSM	Effective Date Xfer
First States Group, L.P.	KBS Acquisition Sub-Owner 1, LLC	First States Investors Branch One GP, LLC*	Delaware	LLC	GSM	Effective Date Xfer
		First States Investors Branch One, L.P.*	Delaware	LP	GSM	Effective Date Xfer
First States Investors GS Pool A Holdings, LLC	KBS Acquisition Sub-Owner 1, LLC	First States Investors GS Pool A GP, LLC*	Delaware	LLC	GSM	Effective Date Xfer
		First States Investors GS Pool A, L.P.*	Delaware	LP	GSM	Effective Date Xfer
First States Investors GS Pool B Holdings, LLC	KBS Acquisition Sub-Owner 1, LLC	First States Investors GS Pool B GP, LLC*	Delaware	LLC	GSM	Effective Date Xfer
		First States Investors GS Pool B, L.P.*	Delaware	LP	GSM	Effective Date Xfer
		First States Investors GS Pool C GP, LLC*	Delaware	LLC	GSM	Effective Date Xfer
		First States Investors GS Pool C, L.P.*	Delaware	LP	GSM	Effective Date Xfer
First States Investors, L.P.	KBS Acquisition Sub-Owner 1, LLC	First States Investors Realty, LLC*	Delaware	LLC	GSM	Effective Date Xfer
N/A		First States Investors, LLC	Delaware	LLC	GSM	Retained - GP of LP T'or
First States Partners, L.P.	KBS Acquisition Sub-Owner 1, LLC	First States Partners No. 201, L.P.*	Pennsylvania	LP	GSM	Effective Date Xfer
		First States Partners No. 201, LLC*	Pennsylvania	LLC	GSM	Effective Date Xfer
First States Partners, L.P.	KBS Acquisition Sub-Owner 1, LLC	First States Partners No. 203, LLC*	New Jersey	LLC	GSM	Effective Date Xfer
First States Partners, L.P.	KBS Acquisition Sub-Owner 1, LLC	First States Partners No. 213, LLC*	New Jersey	LLC	GSM	Effective Date Xfer
First States Partners, L.P.	KBS Acquisition Sub-Owner 1, LLC	First States Partners No. 216, L.P.*	Pennsylvania	LP	GSM	Effective Date Xfer
		First States Partners No. 216, LLC*	Pennsylvania	LLC	GSM	Effective Date Xfer
First States Partners, L.P.	KBS Acquisition Sub-Owner 1, LLC	First States Partners No. 236, L.P.*	Pennsylvania	LP	GSM	Effective Date Xfer
		First States Partners No. 236, LLC*	Pennsylvania	LLC	GSM	Effective Date Xfer
First States Properties, L.P.	KBS Acquisition Sub-Owner 1, LLC	First States Properties No. 12, LLC*	Pennsylvania	LLC	GSM	Effective Date Xfer; Originally WACH 8

First States Properties, L.P.	KBS Acquisition Sub-Owner 1, LLC	First States Properties No. 15, LLC*	Pennsylvania	LLC	GSM	Effective Date Xfer
First States Properties, L.P.	KBS Acquisition Sub-Owner 1, LLC	First States Properties No. 19, LLC*	Pennsylvania	LLC	GSM	Effective Date Xfer
First States Properties, L.P.	KBS Acquisition Sub-Owner 1, LLC	First States Properties No. 34, LLC*	Pennsylvania	LLC	GSM	Effective Date Xfer
First States Properties, L.P.	KBS Acquisition Sub-Owner 1, LLC	First States Properties No. 35, LLC*	Pennsylvania	LLC	GSM	Effective Date Xfer
First States Properties, L.P.	KBS Acquisition Sub-Owner 1, LLC	First States Properties No. 37, LLC*	Pennsylvania	LLC	GSM	Effective Date Xfer
First States Properties, L.P.	KBS Acquisition Sub-Owner 1, LLC	First States Properties No. 41, LLC*	Pennsylvania	LLC	GSM	Effective Date Xfer
First States Properties, L.P.	KBS Acquisition Sub-Owner 1, LLC	First States Properties No. 43, LLC*	Pennsylvania	LLC	GSM	Effective Date Xfer
First States Properties, L.P.	KBS Acquisition Sub-Owner 1, LLC	First States Properties No. 49, LLC*	Pennsylvania	LLC	GSM	Effective Date Xfer
First States Properties, L.P.	KBS Acquisition Sub-Owner 1, LLC	First States Properties No. 51, LLC*	Pennsylvania	LLC	GSM	Effective Date Xfer
First States Properties, L.P.	KBS Acquisition Sub-Owner 1, LLC	First States Properties No. 52, LLC*	Pennsylvania	LLC	GSM	Effective Date Xfer
First States Properties, L.P.	KBS Acquisition Sub-Owner 1, LLC	First States Properties No. 56, LLC*	Pennsylvania	LLC	GSM	Effective Date Xfer; Originally WACH 8
First States Properties, L.P.	KBS Acquisition Sub-Owner 1, LLC	First States Properties No. 59, LLC*	Pennsylvania	LLC	GSM	Effective Date Xfer
First States Properties, L.P.	KBS Acquisition Sub-Owner 1, LLC	First States Properties No. 62, LLC*	Pennsylvania	LLC	GSM	Effective Date Xfer
First States Properties, L.P.	KBS Acquisition Sub-Owner 1, LLC	First States Properties No. 67, LLC*	Pennsylvania	LLC	GSM	Effective Date Xfer
First States Properties, L.P.	KBS Acquisition Sub-Owner 1, LLC	First States Properties No. 71, LLC*	Pennsylvania	LLC	GSM	Effective Date Xfer
First States Properties, L.P.	KBS Acquisition Sub-Owner 1, LLC	First States Properties No. 73, LLC*	Pennsylvania	LLC	GSM	Effective Date Xfer
First States Properties, L.P.	KBS Acquisition Sub-Owner 1, LLC	First States Properties No. 9, LLC*	Pennsylvania	LLC	GSM	Effective Date Xfer
First States Properties, L.P.	KBS Acquisition Sub-Owner 1, LLC	First States Realty Corp., LLC*	Pennsylvania	LLC	GSM	Effective Date Xfer
First States Properties, L.P.	KBS Acquisition Sub-Owner 21, LLC	First States Properties Jenkins Court, L.P.	Pennsylvania	LP	JENKINS
		First States Properties Jenkins Court, LLC	Pennsylvania	LLC	JENKINS
First States Properties, L.P.	KBS Acquisition Sub-Owner 5, LLC	First States Properties No. 36, LLC*	Pennsylvania	LLC	KENILWORTH	Effective Date Xfer
First States Properties, L.P.	KBS Acquisition Sub-Owner 6, LLC	First States Properties No. 48, LLC*	Pennsylvania	LLC	MILLBURN	Effective Date Xfer

First States Investors 240 Holdings, LLC	KBS Acquisition Sub-Owner 12, LLC	First States Investors 240, LLC	Delaware	LLC	ONE CITIZENS
First States Group, L.P.	KBS Acquisition Sub-Owner 3, LLC	First States Investors 3300 B GP, LLC	Delaware	LLC	PB CAP
		First States Investors 3300 B, L.P	Delaware	LP	PB CAP
First States Investors 4100, LLC	KBS Acquisition Sub-Owner 11, LLC	First States Investors 4100A , L.P.	Delaware	LP	PITNEY BOA
		First States Investors 4100A GP, LLC	Delaware	LLC	PITNEY BOA
First States Investors 4000A, L.P.	KBS Acquisition Sub-Owner 19, LLC	First States Investors 4000B, LLC	Delaware	LLC	PITNEY WACH
N/A		First States Investors 4000A GP, LLC	Delaware	LLC	PITNEY WACH	Retained - GP of LP T'or
First States Group, L.P.	KBS Acquisition Sub-Owner 23, LLC	First States Investors 3009, Limited Partnership	Florida	LP	RBC CENTURA
		First States Investors 3009, LLC	Florida	LLC	RBC CENTURA
First States Group, L.P.	KBS Acquisition Sub-Owner 23, LLC	First States Investors 3016 GP, LLC	North Carolina	LLC	RBC CENTURA
		First States Investors 3016, L.P.	North Carolina	LP	RBC CENTURA
First States Group, L.P.	KBS Acquisition Sub-Owner 23, LLC	First States Investors 3017 GP, LLC	North Carolina	LLC	RBC CENTURA
		First States Investors 3017, L.P.	North Carolina	LP	RBC CENTURA
First States Group, L.P.	KBS Acquisition Sub-Owner 23, LLC	First States Investors 3018 GP, LLC	North Carolina	LLC	RBC CENTURA
		First States Investors 3018, L.P.	North Carolina	LP	RBC CENTURA
First States Group, L.P.	KBS Acquisition Sub-Owner 23, LLC	First States Investors 3031 GP, LLC	North Carolina	LLC	RBC CENTURA
		First States Investors 3031, L.P.	North Carolina	LP	RBC CENTURA
First States Group, L.P.	KBS Acquisition Sub-Owner 23, LLC	First States Investors 3032 GP, LLC	North Carolina	LLC	RBC CENTURA
		First States Investors 3032, L.P.	North Carolina	LP	RBC CENTURA
First States Group, L.P.	KBS Acquisition Sub-Owner 23, LLC	First States Investors 3039, LLC	South Carolina	LLC	RBC CENTURA
First States Investors 4600 Holdings, LLC	KBS Acquisition Sub-Owner 20, LLC	First States Investors 4600, LLC	Delaware	LLC	STERLING
N/A		American Financial Realty Trust	Maryland	REIT	UNENCUMBERED	Retained - Parent Co.
N/A		American Financial TRS, Inc.	Delaware	Corp.	UNENCUMBERED	Retained - Parent Co.
N/A		First States Group, L.P.	Delaware	LP	UNENCUMBERED	Retained - Parent Co.

N/A		First States Group, LLC	Delaware	LLC	UNENCUMBERED	Retained - Parent Co.
First States Group, L.P.	KBS Acquisition Sub-Owner 7, LLC	First States Investors 225, LLC*	Delaware	LLC	UNENCUMBERED	Effective Date Xfer; Former BOA Plaza (St L)
First States Group, L.P.	KBS Acquisition Sub-Owner 7, LLC	First States Investors 4000F, LLC*	Delaware	LLC	UNENCUMBERED	Effective Date Xfer; Assoc. with # 4084
First States Group, L.P.	KBS Acquisition Sub-Owner 7, LLC	First States Investors 4100D , L.P.*	Delaware	LP	UNENCUMBERED	Effective Date Xfer
		First States Investors 4100D GP, LLC*	Delaware	LLC	UNENCUMBERED	Effective Date Xfer
First States Group, L.P.	KBS Acquisition Sub-Owner 7, LLC	First States Investors 5300 LLC*	Delaware	LLC	UNENCUMBERED	Effective Date Xfer
First States Group, L.P.	KBS Acquisition Sub-Owner 7, LLC	First States Investors Harborside, LLC	Delaware	LLC	UNENCUMBERED
N/A		First States Management, LLC	Delaware	LLC	UNENCUMBERED	Retained - GP of LP
N/A		First States Partners, L.P.	Pennsylvania	LP	UNENCUMBERED	Retained - Parent Co.
N/A		First States Properties, L.P.	Pennsylvania	LP	UNENCUMBERED	Retained - Parent Co.
N/A		First States Properties, LLC	Pennsylvania	LLC	UNENCUMBERED	Retained - Parent Co.
Gramercy Realty Holdings LLC	KBS Acquisition Sub-Owner 25, LLC	AFR Defeasance Pool VI, LLC	Delaware	LLC	WACHOVIA 8	Wach 8 Defeasance
N/A		AFR Defeasance Pool VIA, LLC	Delaware	LLC	WACHOVIA 8	Sub of Transferee
First States Properties, L.P.	KBS Acquisition Sub-Owner 25, LLC	First States Properties No. 25, LLC	Pennsylvania	LLC	WACHOVIA 8
First States Properties, L.P.	KBS Acquisition Sub-Owner 25, LLC	First States Properties No. 26, LLC	Pennsylvania	LLC	WACHOVIA 8
First States Properties, L.P.	KBS Acquisition Sub-Owner 25, LLC	First States Properties No. 33, LLC	Pennsylvania	LLC	WACHOVIA 8
First States Properties, L.P.	KBS Acquisition Sub-Owner 25, LLC	First States Properties No. 63, LLC	Pennsylvania	LLC	WACHOVIA 8
First States Properties, L.P.	KBS Acquisition Sub-Owner 25, LLC	First States Properties No. 69, LLC	Pennsylvania	LLC	WACHOVIA 8
First States Properties, L.P.	KBS Acquisition Sub-Owner 25, LLC	First States Properties No. 76, LLC	Pennsylvania	LLC	WACHOVIA 8
Gramercy Realty Holdings LLC	KBS Acquisition Sub-Owner 22, LLC	AFR Defeasance Pool III, LLC	Delaware	LLC	WACHOVIA 9	Wach 9 Defeasance
N/A		AFR Defeasance Pool IIIA, LLC	Delaware	LLC	WACHOVIA 9	Sub of Transferee
First States Group, L.P.	KBS Acquisition Sub-Owner 22, LLC	First States Investors 3006, Limited Partnership	Florida	LP	WACHOVIA 9
		First States Investors 3006, LLC	Florida	LLC	WACHOVIA 9
First States Group, L.P.	KBS Acquisition Sub-Owner 22, LLC	First States Investors 3008, Limited Partnership	Florida	LP	WACHOVIA 9
		First States Investors 3008, LLC	Florida	LLC	WACHOVIA 9

First States Group, L.P.	KBS Acquisition Sub-Owner 22, LLC	First States Investors 3038, LLC	South Carolina	LLC	WACHOVIA 9
First States Group, L.P.	KBS Acquisition Sub-Owner 22, LLC	First States Investors 4000D, LLC	Delaware	LLC	WACHOVIA 9
First States Group, L.P.	KBS Acquisition Sub-Owner 22, LLC	First States Investors 72, LLC	Nevada	LLC	WACHOVIA 9
First States Group, L.P.	KBS Acquisition Sub-Owner 22, LLC	First States Investors 74 GP, LLC	Texas	LLC	WACHOVIA 9
		First States Investors 74 Limited Partnership	Texas	LP	WACHOVIA 9
First States Group, L.P.	KBS Acquisition Sub-Owner 24, LLC	First States Investors 93 GP, LLC	Texas	LLC	WINDSOR BOA
		First States Investors 93, L.P.	Texas	LP	WINDSOR BOA
First States Group, L.P.	KBS Acquisition Sub-Owner 24, LLC	First States Investors 94 GP, LLC	Texas	LLC	WINDSOR BOA
		First States Investors 94, L.P.	Texas	LP	WINDSOR BOA
First States Group, L.P.	KBS Acquisition Sub-Owner 24, LLC	First States Investors 95 GP, LLC	Texas	LLC	WINDSOR BOA
		First States Investors 95, L.P.	Texas	LP	WINDSOR BOA
First States Group, L.P.	KBS Acquisition Sub-Owner 24, LLC	First States Investors 96 GP, LLC	Texas	LLC	WINDSOR BOA
		First States Investors 96, L.P.	Texas	LP	WINDSOR BOA
First States Group, L.P.	KBS Acquisition Sub-Owner 24, LLC	First States Investors 97 GP, LLC	Texas	LLC	WINDSOR BOA
		First States Investors 97, L.P.	Texas	LP	WINDSOR BOA

Schedule J

(See Attached)

Schedule J  - Mortgage Loan Debt

Name	June 30, 2011 Balance	Current Servicer	Current Lender Name
Bank of America - BBD1	331,689,368	Berkadia Commercial Mortgage, LLC
Berkadia Commercial Mortgage LLC, Master Servicer for U.S. Bank, N.A., as Trustee, as successor-in-interest to Bank of America, N.A. as successor by merger to LaSalle Bank, N.A. Trustee for GMAC Commercial Mtg. Securities Comm Mrtg Pass Thru Certs Series 2003-C3

GS / Citi / KBS Mortgage	240,523,025	ARCHON Group	Goldman Sachs Commercial Mortgage Capital, L.P. / Citigroup North America, Inc. / KBS REIT
PB Capital	219,513,364	PB Capital Corporation	PB Capital Corporation
Bank of America - BBD2	208,330,533	Midland Loan Services, Inc	Wells Fargo Bank National Association as Trustee for the registered holders of Bear Stearns Commercial Mortgage Pass-Through Certificates Series 2005-AFR1
101 Independence	71,721,298	MetLife Commercial Loan Services	Metropolitan Life Insurance Company
FSI Loan	62,378,526	Situs Asset Management	Gramercy Investment Trust
Citizens JV ( 99%)	62,172,000	BOA Capital Markets Servicing Group	LaSalle Bank National Association, as Trustee for the Certificateholders of Banc of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2006-5
Pitney Bowes - Bank of America	45,633,515	Wells Fargo Commercial Mortgage Services	Wells Fargo Bank Northwest, NA, as Trustee for First States Investors 4100A, CTL Series 2003-2
One Citizens Plaza	43,500,000	Wells Fargo Commercial Mortgage Services	Wells Fargo Bank NA, as trustee for the registered holders of Wachovia Bank Commercial Mortgage Pass-Through Certificates, Series 2007-C30
801 Market Street	38,865,713	BOA Capital Markets Servicing Group	Wells Fargo Bank, N.A., as Trustee for the Registered Holders of GE Commercial Mortgage Corporation Commercial Mortgage Pass-Through Certificates Series 2003-C1
Beaver Valley	38,179,460	Midland Loan Services, Inc	Wells Fargo Bank, N.A., as trustee for the reigistered holders of COMM Commercial Mortgage Trust 2004-LNB3, Commercial Mortgage Pass-Through Certificates, Series 2004-LNB3
AFR Loan	31,782,846	Situs Asset Management	Gramercy Investment Trust
FSI 6000D	30,902,219	KeyBank Real Estate Capital	Wells Fargo Bank, N.A., as trustee for the reigistered holders of COMM Commercial Mortgage Trust 2007-C9, Commercial Mortgage Pass-Through Certificates, Series 2007-C9
FSI 6000B	29,651,309	KeyBank Real Estate Capital	Wells Fargo Bank, N.A., as trustee for the reigistered holders of COMM Commercial Mortgage Trust 2007-C9, Commercial Mortgage Pass-Through Certificates, Series 2007-C9
FSI 6000A	26,400,000	Bank of America N.A. Capital Markets Servicing Group	Wells Fargo Bank, N.A. as Trustee for the Registered Holders of Banc of America Commercial Mortgage Inc, Commerical Mortgage Passthrough Certificates, Series 2008-LS1
FSI 6000C	22,710,000	Bank of America N.A. Capital Markets Servicing Group	Wells Fargo Bank, N.A. as Trustee for the Registered Holders of Banc of America Commercial Mortgage Inc, Commerical Mortgage Passthrough Certificates, Series 2008-LS1
Sterling Bank	19,900,000	Wells Fargo Commercial Mortgage Services	Wells Fargo Bank NA, as trustee for the registered holders of Wachovia Bank Commercial Mortgage Pass-Through Certificates, Series 2007-C30
Pitney Bowes - Wachovia A	19,549,836	Wells Fargo Commercial Mortgage Services	Wells Fargo Bank Northwest, NA, as Trustee for First States Investors 4100B, CTL Series A-1

Wachovia #9 - Total	14,373,807	Wells Fargo Commercial Mortgage Services	Wells Fargo Bank, NA as Trustee for the benefit of the Certificate Holders of Wachovia Bank Commercial Mortgage Pass-Through Certificates Series 2004-C11
PITWAC Palatka	2,599,372
Nassau Bay	1,988,235
Indigo Run	1,758,400
Defeasance Collateral (Cleveland Ave)	1,643,722
PITWAC Morganton Main	1,567,269
Meadowood Midrise	1,338,235
PITWAC Macon Main	1,299,687
Silver Lakes	1,261,460
Winter Park Aloma	917,426

Jenkins Court	13,746,340	Berkadia Commercial Mortgage	Wells Fargo Bank Minnesota, NA, Trustee for Credit Suisse First Boston Mortgage Securities Corp. Commercial Mortgage Pass-Through Certificates Series 2001-CF2

RBC Centura - Total	8,322,403	Wells Fargo Commercial Mortgage Services	LaSalle Bank National Association, as Trustee for Bear Stearns Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates, Series 2004-TOP16
Hilton Head	2,521,207
Raleigh	1,163,633
Cary	1,103,027
Clemmons	1,042,421
Charlotte Delany	1,008,482
Charlotte Westinghouse	877,574
Winter Park Howell	606,059

BOA Windsor - Total	6,302,599	Wells Fargo Commercial Mortgage Services	LaSalle Bank National Association, as Trustee for Bear Stearns Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates, Series 2004-PWR5
Ennis	1,647,443
Arlington	1,571,871
Stephenville	1,330,044
Paris	1,027,762
Hillsboro	725,479

Wachovia #8 - Total	4,654,499	Wells Fargo Commercial Mortgage Services	Wells Fargo Bank, NA as Trustee for the benefit of the Certificate Holders of Wachovia Bank Commercial Mortgage Pass-Through Certificates Series 2004-C11
Defeasance Collateral (Avondale & Phoenixville)	1,416,189
Emmaus	634,843
Warminster	634,843
Edison Twp	561,592
Scotch Plains	537,175
South Plainfield	479,184
Highland Park	390,673

Feasterville	824,235	Univest National Bank and Trust Co.	Univest National Bank and Trust Co.
Millburn	777,155	Unity Bank	Unity Bank
Berkeley Heights	465,734	Unity Bank	Unity Bank
Kenilworth	381,698	Unity Bank	Unity Bank

Grand Total	1,593,251,482

Schedule K

(See Attached)

Schedule K

•	Property Mgmt Agreement dated July 29, 2004 between First States Investors 104, LLC and First States Management Corp., LLC (101 Independence)
•	Property Mgmt Agreement dated December 16, 2002 between First States Investors 77, LP, First States Investors 81, LLC and First States Management Corp., LLC (FSH-20/50)
•	Property Mgmt Agreement dated June 30, 2003 between First States Investors 5000A, LLC and First States Management Corp., LLC (BBD1)
•	Property Mgmt Agreement dated December 18, 2003 between First States Investors 2534, LLC and First States Management Corp., LLC (Bethel, OH)
•	Property Mgmt Agreement dated March 1, 2004 between Chester Court Realty LP and First States Management Corp., LLC (Chester Court)
•	Property Mgmt Agreement dated April 24, 2006 between First States Investors 923, LP and First States Management Corp., LP (Dripping Springs)
•
Property Mgmt Agreement dated September 10, 2002 between First States Properties (entity numbers 9, 12, 14, 19, 25, 26, 27, 33, 36, 37, 43, 48, 49, 51, 56, 59, 63, 69, 71, 76), LLC and First States Management Corp., LLC  (FSP Branches)

•
Property Mgmt Agreement dated September 10, 2002 between Dresher Court Realty, LP, First States Charleston, LP, First States Partners No 201 and 216, LP  and First States Management Corp., LLC  (Misc Formation Properties)

•
Property Mgmt Agreement dated February 6, 2004 between First States Investors 65, LP, First States Investors 72, LLC, First States Investors 74, LLC, First States Investors 3006, LP, First States Investors 3008, LP, First States Investors 3038, LLC, First States Investors 4000D, LLC and First States Management Corp., LLC  (Wachovia #9)

•	Property Mgmt Agreement dated March 16, 2006 between First States Investors 992, LLC and First States Management Corp., LP (Hinsdale)
•	Property Mgmt Agreement dated July 11, 2000 between First States Properties Jenkins Court, LP and First States Management Corp. (Jenkins Court)
•	Property Mgmt Agreement dated April__, 2007 between First States Investors 6000A, LP and First States Management Corp., LP (Mixed Pool – FSI 6000A)
•	Property Mgmt Agreement dated April__, 2007 between First States Investors 6000B, LP and First States Management Corp., LP (Mixed Pool – FSI 6000B)
•	Property Mgmt Agreement dated April__, 2007 between First States Investors 6000C, LP and First States Management Corp., LP (Mixed Pool – FSI 6000C)
•	Property Mgmt Agreement dated April__, 2007 between First States Investors 6000D, LP and First States Management Corp., LP (Mixed Pool – FSI 6000D)
•	Property Mgmt Agreement dated October __, 2005 between First States Investors 240, LLC and First States Management Corp., LP (One Citizens Plaza)
•	Property Mgmt Agreement dated November 8, 2006 between First States Investors 4000C, LLC and First States Management Corp., LP (Prefco - BOA)

•	Property Mgmt Agreement dated June 15, 2005 between First States Investors 4200, LLC and First States Management Corp., LLC (Regions)
•	Property Mgmt Agreement dated May ___, 2002 between First States Investors Wilmington, LP and First States Management Corp. (Three Beaver Valley)
•	Property Mgmt Agreement dated November, 28, 2005 between First States Investors 3147, LLC and First States Management Corp., LP (Wachovia SouthTrust – 3147)
•	Property Mgmt Agreement dated November, 28, 2005 between First States Investors 3192, LLC and First States Management Corp., LP (Wachovia SouthTrust – 3192)
•	Property Mgmt Agreement dated November, 28, 2005 between First States Investors 3197, LLC and First States Management Corp., LP (Wachovia SouthTrust – 3197)
•	Property Mgmt Agreement dated March ___, 2005 between 801 Market Street Associates and First States Management Corp., LLC (801 Market)
•	Property Mgmt Agreement dated February 20, 2008 between various entities and First States Management Corp., LP (BOA FPC)
•
Property Mgmt Agreement dated October 1, 2004 between First States Investors 5200, LLC and First States Management Corp., LLC, as amended by First Amendment dated July 19, 2007, as further amended by Second Amendment dated October __, 2007, and further amended by Third Amendment dated October __, 2007 between First States Investors 5200, LLC and First States Management Corp., LLC  (BBD2)

•
Property Mgmt Agreement dated February 28, 2005 between First States Investors 5300, LLC and First States Management Corp., LLC, as amended by First Amendment dated October __, 2007, and further amended by Second Amendment dated October ___, 2007 between First States Investors 5300, LLC and First States Management Corp., LP  (BBD2)

•	Property Mgmt Agreement dated July 19, 2007 between American Financial TRS, Inc. and First States Management Corp., LLC (BBD2)
•
Property Mgmt Agreement  dated June 10, 2005 between American Financial TRS, Inc., First States Investors (entity numbers 4403, 4406-4409, 4411-4416, 4418-4421, 4424-4426, 4428-4431, 4433-4435), LLC and First States Management Corp., LLC  (Charter One)

•	Property Mgmt Agreement dated August 20, 2003 between First States Investors (entity numbers 2201, 2203-2208), First States Investors Realty, LP and First States Management Corp., LLC (Citigroup)
•	Property Mgmt Agreement dated August 24, 2006 between First States Investors 352, LP. and First States Management Corp., LP (Banner Elk)
•	Property Mgmt Agreement dated June 27, 2007 between First States Investors 926, LP. and First States Management Corp., LP (Heritage Oaks)
•	Property Mgmt Agreement dated September ___, 2007 between First States Investors 927, LLC and First States Management Corp., LP (Home Federal Bancorp)

•	Property Mgmt Agreement dated May 25, 2006 between First States Investors 924, LP and First States Management Corp., LP (Meadowmont)
•	Property Mgmt Agreement dated May 25, 2006 between First States Investors 925, LP and First States Management Corp., LP (Meadowmont)
•	Property Mgmt Agreement dated March 1, 2006 between First States Investors 4500, LLC, First States Investors, 4501, LLC and First States Management Corp., LP (National City FPC’s)
•
Property Mgmt Agreement dated May ___, 2004 between First States Investors 93, LP, First States Investors 94, LP, First States Investors 95, LP, First States Investors 96, LP, First States Investors 97, LP, and First States Management Corp., LLC  (Potomac Realty – Windsor)

•	Property Mgmt Agreement dated February 25, 2008 between First States Investors 4150, LLC, First States Investors 4100C, LP and First States Management Corp., LP (Prefco – Wachovia)
•	Property Mgmt Agreement dated December 15, 2006 between First States Investors 4600, LLC and First States Management Corp., LP (Sterling Bank)
•	Property Mgmt Agreement dated December 15, 2006 between American Financial TRS, Inc. and First States Management Corp., LP (Sterling Bank)
•	Property Mgmt Agreement dated June 1, 2006 between First States Investors (entity numbers 4552-4559), LP and First States Management Corp., LP (Umpqua)
•	Property Mgmt Agreement dated September 22, 2004 between First States Investors 3300, LLC and First States Management Corp., LLC (WBBD)
•
Office Lease Agreement dated September 24, 2004 between First States Properties Jenkins Court, LLC and First States Group, LP, as amended by First Amendment dated November 1, 2005, and further amended by Second Amendment dated August 14, 2009, and further amended by Third Amendment dated as of July 1, 2011 (Jenkins Court)

•	Office Lease Agreement dated as of July 1, 2011 between First States Properties Jenkins Court, LLC and Gramercy Capital Corp. (Jenkins Court)
•
Office Lease Agreement dated September 29, 2009 between First States Investors 104, LP and First States Management Corp., LP, as amended by First Amendment dated July 13, 2010 between First States Investors 104, LP and First States Management Corp., LP  (101 Independence)

•
Office Lease Agreement dated September 1, 2004 between First States Investors 3500, LLC and First States Management Corp., LLC, as amended by First Amendment dated July 30, 2008, and further amended by Second Amendment dated December 1, 2008, and further amended by Third Amendment dated May 6, 2010 between First States Investors 3500, LLC and First States Management Corp., LP  (1111 East Main, Richmond)

•	Office Lease Notice of Automatic Renewal dated April 21, 2011 issued by First States Investors 3500, LLC for First States Management Corp., LP (1111 East Main, Richmond)

•
Office Lease Agreement dated September 1, 2004 between First States Investors 5000A, LLC and First States Management Corp., as amended by First Amendment dated June 8, 2005, and further amended by Second Amendment dated November ___, 2006, and further amended by Amended and Restated Third Amendment dated May 1, 2008, and further amended by Fourth Amendment dated July 13, 2010 and further amended by Fifth Amendment dated November 4, 2010 between First States Investors 5000A, LLC and First States Management Corp., LP  (525 N. Tryon)

•
Office Lease Agreement dated October 1, 2004 between First States Investors 5200, LLC and First States Management Corp., LP, as amended by First Amendment dated July 13, 2010 between First States Investors 5200, LLC and First States Management Corp., LP  (Gateway Center)

•	Protected renewals due Jarrett Wells pursuant to annuity chart and protected renewals chart.

Schedule L

Intentionally Omitted

Schedule M

(See Attached)

SCHEDULE M
FSMC Management Contracts

Borrower has provided access through a shared drive with Acquisition Co. to all FSMC Management Contracts under the folder identified as “GKK Contracts Affiliated – FSM Management Agreements ”

Schedule N

Intentionally Omitted

Exhibit A

(See Attached)

Portfolio: _____________

Exhibit A

ASSIGNMENT AND ASSUMPTION

This ASSIGNMENT AND ASSUMPTION, dated as of _________, 2011 (this "Assignment"), is by and between, _______________, a __________________ (the "Assignor"), and [______________________], a [_____________________] (the "Assignee").

WHEREAS, the Assignor owns 100% of the ownership interests in the entities listed in Schedule 1 attached hereto (the "Assigned Interests");

WHEREAS, GKK Stars Acquisition LLC ("GKK Stars"), which owns, directly or indirectly, 100% of the equity of the Assignor, has agreed to cause the Assignor to execute and deliver this Assignment pursuant to that certain (a) Collateral Transfer and Settlement Agreement ("Settlement Agreement"; all capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Settlement Agreement), dated as of [______], 2011, by and among GKK Stars, KBS Acquisition Sub, LLC, KBS GKK Participation Holdings I, LLC, KBS GKK Participation Holdings II, LLC, KBS Debt Holdings Mezz Holder, LLC and KBS Acquisition Holdings, LLC, and (b) Acknowledgment and Consent Agreement, dated as of [______], 2011, by and among Goldman Sachs Mortgage Company, Citicorp North America, Inc., GKK Stars Acquisition LLC, KBS Acquisition Sub, LLC, KBS GKK Participation Holdings I, LLC, KBS GKK Participation Holdings II, LLC, KBS Debt Holdings Mezz Holder, LLC and KBS Acquisition Holdings, LLC.;

WHEREAS, pursuant to the Settlement Agreement the Lender has designated the Assignee to receive the assignment of the Assigned Interests; and

WHEREAS, Assignor desires to assign the Assigned Interests to the Assignee effective as of the date of this Assignment; and

WHEREAS, the Assignee desires to accept such assignment.

NOW THEREFORE, in consideration of the foregoing and the covenants of the parties set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, subject to the terms and conditions set forth herein, the parties hereby agree as follows:

1.      The Assignor hereby unconditionally and irrevocably transfers, assigns, contributes and sets over to the Assignee all of the Assignor's right, title and interest in and to the Assigned Interests without recourse, representation or warranty of any kind except as otherwise provided herein and in the Settlement Agreement.

2.      The Assignee hereby accepts the Assigned Interests, effective as of the Assignment Effective Date (as defined below).

3.      The Assignee hereby assumes all of the Assignor's obligations with respect to the Assigned Interests arising from and after the date hereof, effective as of the Assignment Effective Date.

4.      Notwithstanding anything stated to the contrary herein, this Assignment shall not be considered delivered to Assignee until the date (the “Assignment Effective Date”) upon which Assignee has executed and delivered to Assignor the Transfer Acceptance Certificate attached hereto (the “Transfer Acceptance Certificate”), at which time this Assignment shall be considered delivered to Assignee without any further actions required by Assignor.  For avoidance of doubt, the transfer contemplated by this Assignment shall not be considered to have occurred until, and unless, the Transfer Acceptance Certificate is executed by Assignee and delivered to Assignor.  Assignor acknowledges and agrees that Assignee shall have no obligation whatsoever to execute and deliver the Transfer Acceptance Certificate.

5.      The Assignor represents to Assignee that:

(a)	The Assignor is duly and legally authorized to enter into this Assignment and has complied in all material respects with all laws, rules, regulations, and agreements to which it may be subject;

(b)	The Assignor is duly authorized to act and be bound to the terms of this Assignment; and

(c)	The Assignor owns 100% of the Assigned Interests, and it has not encumbered the Assigned Interests except for the liens created under the Senior Mezzanine Loan.

6.      The Assignor acknowledges and agrees that:

(a)
the conveyance of the Assigned Interests to Assignee or its nominee(s) in accordance with the terms of the Settlement Agreement is an absolute conveyance of all the right, title and interest of Assignor in and to the Assigned Interests in fact as well as form and was not and is not now intended as a trust conveyance or security instrument of any kind; that the consideration for such conveyance is exactly as recited in the Settlement Agreement and that Assignor has no further interest (including rights of redemption) or claims in and to the Assigned Interests or to the proceeds and profits which may be derived thereof, of any kind whatsoever; and

(b)
the conveyance to be made by Assignor hereunder is intended for the Assignee named herein to accept this Assignment in accordance with the terms of this Assignment and is the free and voluntary act of Assignor.  In executing and delivering this Assignment, Assignor acknowledges and agrees that it is a sophisticated party, acting without duress and upon the advice of its own independent counsel (which has advised Assignor that its undertakings with respect to the Assigned Interests are fully enforceable).

7.      From and after the Assignment Effective Date, Assignor shall have no further rights, powers, privileges and/or benefits with respect to the Assigned Interests.

8.      This Assignment shall inure to the benefit of and be binding upon the Assignor and the Assignee and their respective successors and assigns.

9.      This Assignment shall be construed and enforced in accordance with the laws of the State of New York, without regard to its principles of conflict of laws.

10.    This Assignment may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which shall together constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have executed this Assignment as of the day and year first written above.

ASSIGNOR:

a

By:
Name:
Title:

[Signatures continue on next page]

ASSIGNEE:

[	]
a [_________] limited liability company

By:
Name:
Title:

Schedule 1
(Schedule of Assigned Interests)

TRANSFER ACCEPTANCE CERTIFICATE

This Transfer Acceptance Certificate (this “Certificate”) is delivered by the undersigned (“Assignee”) in accordance with the provisions of that certain Assignment and Assumption (the “Assignment”) to which this Certificate is attached.  All capitalized terms used but not defined herein shall have meanings ascribed thereto in the Assignment.

In accordance with the terms and conditions of the Assignment, by signing below, Assignee hereby agrees that the Assignment shall be considered delivered to Assignor, and accepted by Assignee, as of _______________, 201__.

ASSIGNEE:

[INSERT APPLICABLE ASSIGNEE SIGNATURE BLOCK]

Exhibit B

(See Attached)

Exhibit B
RELEASE OF LENDERS

The parties signatory hereto are delivering this Release of Lenders (this “Release”), dated as of September 1, 2011, to the Released Parties (as hereinafter defined) pursuant to that certain (a) Collateral Transfer and Settlement Agreement ("Settlement Agreement"), dated as of September 1, 2011, by and among GKK Stars Acquisition LLC, KBS Acquisition Sub, LLC, KBS GKK Participation Holdings I, LLC, KBS GKK Participation Holdings II, LLC, KBS Debt Holdings Mezz Holder, LLC and KBS Acquisition Holdings, LLC, and (b) Acknowledgment and Consent Agreement, dated as of September 1, 2011, by and among Goldman Sachs Mortgage Company, Citicorp North America, Inc., Citigroup Financial Products Inc., GKK Stars Acquisition LLC, KBS Acquisition Sub, LLC, KBS GKK Participation Holdings I, LLC, KBS GKK Participation Holdings II, LLC, KBS Debt Holdings Mezz Holder, LLC and KBS Acquisition Holdings, LLC.  All capitalized terms used but not defined herein shall have the meanings given thereto in the Settlement Agreement.

Effective as of the Release Effective Date, the undersigned, for themselves and their respective officers, directors, managing directors, members, managers, principals, partners, shareholders, agents, attorneys, employees, heirs, executors, administrators, legal representatives, successors and assigns, hereby unconditionally and irrevocably release, remise, acquit, satisfy, waive and forever discharge Lenders, and each of their respective officers, directors, members, managers, principals, partners, shareholders, affiliates, agents, attorneys, employees, heirs, executors, administrators, legal representatives, parent, subsidiary and affiliated entities and their respective successors and assigns (collectively, the "Released Parties" and individually a "Released Party") of and from any and all obligations, demands, liabilities, actions, causes of action, suits, debts, covenants, contracts, damages, judgments, claims, losses, costs and expenses of any kind whatsoever, whether in law or in equity, direct or indirect, contingent or consequential, liquidated or unliquidated, known or unknown, suspected or unsuspected, past, present or future, arising out of or relating directly or indirectly to any circumstances or state of facts pertaining to the Loans and/or the Loan Documents and/or any other documents executed and delivered in connection therewith including claims related to the actions of the Released Parties or their respective predecessors in administering the Loans and/or negotiating the Loan Documents and claims of fraud (including constructive fraud or otherwise, but excluding claims arising from the actual, intentional fraud of any of the Released Parties), lender liability, duress, illegality, usury, waiver, bad faith, interference in the undersigned’s business, or any nonperformance of any agreement or obligation related thereto, or any statements, representations, acts or omissions, intentional, willful, negligent or innocent, by any of the Released Parties in any way connected with, relating to or affecting, directly or indirectly, the Loan and/or the Loan Documents (collectively, the "Released Claims"), provided that Released Claims shall not include obligations, demands, liabilities, actions, causes of action, suits, debts, covenants, contracts, damages, judgments, claims, losses, costs and expenses of any kind whatsoever, whether in law or in equity, arising after the Release Effective Date from the failure of any of the Released Parties to comply with the terms and provisions of the Settlement Agreement.

Except to the extent otherwise expressly provided in Article 9 of the Settlement Agreement, the undersigned expressly understand and agree that, effective as of the Release Effective Date, the release contained in this Release fully and finally releases and forever resolves the matters released and discharged in this Release, including those which may be unknown, unanticipated and/or unsuspected.  The undersigned acknowledge that they are aware that they or their agents or employees may hereafter discover facts in addition to or different from those which they now know or believe to exist with respect to matters released in this Release, but that it is their intention hereby fully, finally and forever to, effective as of the Release Effective Date, release all of the claims, disputes and differences known or unknown, suspected or unsuspected, which now exist, may exist or heretofore have existed against the Released Parties with respect to the Loans and the Loan Documents, except as otherwise expressly provided in this Release or in Article 9 of the Settlement Agreement.  The foregoing release of the Released Parties is absolute and unconditional except as otherwise provided in this Release or in Article 9 of the Settlement Agreement.

The undersigned represent and warrant to the Released Parties as follows:  (i) the undersigned have not relied upon any statement, representation, or promise of the Released Parties, (ii) subject to the provisions of Article 9 of the Settlement Agreement, this Release is intended to be final and binding upon the Released Parties and the undersigned as a full and final release of the Released Claims, regardless of any claims of constructive fraud, misrepresentation, concealment of fact, mistake of fact or law, duress, or any other circumstances whatsoever, (iii) other than this Release, there are no other agreements or understandings between the undersigned and the Released Parties relating to the Released Claims, (iv) the undersigned are sophisticated parties, acting upon advice of their own independent counsel (which has advised the undersigned that their undertakings with respect to this release are fully enforceable) and together with such independent counsel, have made such investigation of the facts pertaining to the release of the Released Claims as they deem necessary, (v) the terms of this Release are contractual and are the result of arm's length negotiation between the undersigned and the Release Parties, and (vi) the undersigned have carefully read this Release, know and understand its contents, and have freely signed it.

Except as otherwise set forth in Article 9 of the Settlement Agreement, the undersigned hereby expressly waive any and all claims and causes of action they may now or in the future have in respect of (i) the validity, priority, and extent of the Lenders’ liens under the Loans, the Loan Agreement and the Loan Documents and (ii) the Lenders’ exercise of their rights and remedies under the Loans, the Loan Agreement and the Loan Documents with respect to the Transfer of the Transferred Interests as set forth in Section 3.5 of the Settlement Agreement, in exchange for the consideration set forth therein.

Except to the extent otherwise set forth in Article 9 of the Settlement Agreement, the undersigned hereby (i) waive any right to receive notice of any disposition by the Lenders, as the secured party of any of the Transferred Interests pursuant to Section 9-611 of the Uniform Commercial Code, whether such disposition is by public or private sale under the Uniform Commercial Code or otherwise and (ii) waive any rights relating to compulsory disposition of any of the Transferred Interests pursuant to Sections 9-610 and 9-620 of the Uniform Commercial Code.  The undersigned also hereby acknowledge and agree that the transactions contemplated by the Settlement Agreement shall constitute a commercially reasonable manner for the disposition of the Transferred Interests, and each part thereof.

Except to the extent otherwise set forth in Article 9 of the Settlement Agreement, following the Release Effective Date, the undersigned shall have no right to assert or allege against any of the Released Parties, and the undersigned hereby expressly waive (on their own behalf and on behalf of their Affiliates and subsidiaries) their right to assert or allege against the Released Parties, any claim, defense or counterclaim based upon any of the facts or circumstances that are the subject of this Release.

This Release is subject in all respects to the provisions set forth in Article 9 of the Settlement Agreement.  Notwithstanding anything stated to the contrary in this Release, this Release shall not be effective until the Release Effective Date.

This Release shall be governed by the internal laws of the State of New York.  If any Released Party commences an action, suit, or other proceeding to enforce its rights under this Release, the prevailing party shall recover all of its reasonable costs and attorneys' fees incurred in that action, suit, or proceeding.  This Release has been and shall be deemed to have been drafted by all the parties and beneficiaries hereof with the advice of counsel, and shall not be construed for or against any solely by reason of authorship.  The individuals whose signatures are affixed hereto represent and warrant that he or she is authorized to execute this Release on behalf of the undersigned and to bind the respective parties thereby.

[REMAINDER OF PAGE INTENTIONALLY BLANK]

IN WITNESS WHEREOF, the parties hereto have caused their respective hands and seals to be affixed to this Release as of the date set forth above.

GRAMERCY CAPITAL CORP., a Maryland
corporation

By:
Name:
Title:

GKK CAPITAL LP, a Delaware limited
partnership

By:
Name:
Title:

The entities listed on Schedule A to this
signature page

By:
Name:
Title:

GKK STARS JUNIOR MEZZ 2 LLC, a
Delaware limited liability company

By:
Name:
Title:

Schedule A to Signature Page

GKK Stars Acquisition LLC (DE)
American Financial Realty Trust (MD)
First States Group, L.P. (DE)
American Financial TRS, Inc. (DE)
First States Group, LLC (DE)
First States Investors 104 Holdings, L.P. (DE)
First States Investors 240 Holdings, LLC (DE)
First States Investors 241 Holdings, LLC (DE)
First States Investors 3300 Holdings, LLC (DE)
First States Investors 4000A, L.P. (DE)
First States Investors 4100, LLC (DE)
First States Investors 4600 Holdings, LLC (DE)
First States Investors 5000, LLC (DE)
First States Investors 6000, LLC
First States Investors 801, L.P. (PA)
First States Investors 923 Holdings, L.P.
First States Investors 927 Holdings, LLC
First States Investors Asset Group A, L.P.
First States Investors GS Pool A Holdings, LLC (DE)
First States Investors GS Pool B Holdings, LLC (DE)
First States Investors, L.P. (DE)
First States Partners III, L.P. (DE)
First States Partners, L.P.
First States Properties, L.P. (PA)
First States Wilmington JV, L.P.

Exhibit C-1

(See Attached)

Exhibit C-1
LENDERS RELEASE OF GUARANTOR

The parties signatory hereto are delivering this Lenders Release of Guarantor (this "Release"), dated as of September 1, 2011, to the Released Parties (as hereinafter defined) pursuant to that certain (a) Collateral Transfer and Settlement Agreement ("Settlement Agreement"), dated as of September 1, 2011, by and among GKK Stars Acquisition LLC (“GKK Stars”), KBS Acquisition Sub, LLC, KBS GKK Participation Holdings I, LLC, KBS GKK Participation Holdings II, LLC, KBS Debt Holdings Mezz Holder, LLC and KBS Acquisition Holdings, LLC, and (b) Acknowledgment and Consent Agreement, dated as of September 1, 2011, by and among Goldman Sachs Mortgage Company, Citicorp North America, Inc., Citigroup Financial Products Inc., GKK Stars, KBS Acquisition Sub, LLC, KBS GKK Participation Holdings I, LLC, KBS GKK Participation Holdings II, LLC, KBS Debt Holdings Mezz Holder, LLC and KBS Acquisition Holdings, LLC.  All capitalized terms used but not defined herein shall have the meanings given thereto in the Settlement Agreement.

Effective as of the Release Effective Date, the undersigned, for themselves and their respective officers, directors, managing directors, members, managers, principals, partners, shareholders, affiliates, agents, attorneys, employees, heirs, executors, administrators, legal representatives, successors and assigns, hereby unconditionally and irrevocably release, remise, acquit, satisfy, waive and forever discharge Gramercy Capital Corp. and GKK Capital LP and their respective officers, directors, members, managers, principals, partners, shareholders, affiliates that are not the subject of any Equity Interests, agents, attorneys, employees, heirs, executors, administrators, legal representatives, successors and assigns (collectively, the "Released Parties") of and from any and all obligations, demands, liabilities, actions, causes of action, suits, debts, covenants, contracts, damages, judgments, claims, losses, costs and expenses of any kind whatsoever, whether in law or in equity, direct or indirect, contingent or consequential, liquidated or unliquidated, known or unknown, suspected or unsuspected and relating to (a) the Loans, the Loan Documents, and/or any other documents executed and delivered in connection therewith, including but not limited to any "bad-boy" or other guaranties related to the Loans and/or Loan Documents and claims related to the actions of the Released Parties or their respective predecessors in negotiating the Loan Documents and claims of constructive fraud, illegality, waiver, bad faith, or any nonperformance of any agreement or obligation related thereto, or any statements, representations, acts or omissions, intentional, willful, negligent or innocent, by any of the Released Parties in any way connected with, relating to or affecting, directly or indirectly, the Loan and/or the Loan Documents, or (b) any distributions made by or to Gramercy Capital Corp., GKK Capital LP or any of their direct or indirect subsidiaries or Affiliates prior to the date hereof (collectively, the "Released Claims"). Released Claims shall not include claims of actual fraud.

Except to the extent otherwise set forth in the Settlement Agreement (including, without limitation, the provisions of Section 9.3 of the Settlement Agreement) and in this Release, the undersigned expressly understand and agree that, effective as of the Release Effective Date, the release contained in this Release fully and finally releases and forever resolves the matters released and discharged in this Release, including those which may be unknown, unanticipated and/or unsuspected.  The undersigned acknowledge that they are aware that they or their agents or employees may hereafter discover facts in addition to or different from those which they now know or believe to exist with respect to matters released in this Release, but that it is their intention hereby fully, finally and forever to, effective as of the Release Effective Date, release all of the claims, disputes and differences known or unknown, suspected or unsuspected, which now exist, may exist or heretofore have existed against the Released Parties with respect to the Loans and the Loan Documents, except as otherwise expressly provided in this Release or in the Settlement Agreement.  The foregoing release of the Released Parties is absolute and unconditional except as otherwise provided in this Release or in the Settlement Agreement.

The undersigned represent and warrant to the Released Parties as follows:  (i) except as expressly provided in the Settlement Agreement, the undersigned has not relied upon any statement, representation, or promise of the Released Parties, (ii) except as expressly provided in this Release or in the Settlement Agreement, this Release is intended to be final and binding upon the Released Parties and the undersigned as a full and final release of the Released Claims, regardless of any claims of misrepresentation, concealment of fact, mistake of fact or law, duress, constructive fraud or any other circumstances whatsoever, including claims relating to any distributions made by or to Gramercy Capital Corp., GKK Capital LP or any of their direct or indirect subsidiaries or Affiliates on or prior to the date hereof, but excluding claims arising from actual fraud, (iii) other than this Release and the Settlement Agreement, there are no other agreements or understandings between the undersigned and the Released Parties relating to the Released Claims, (iv) the undersigned are sophisticated parties, acting upon advice of their own independent counsel (which has advised the undersigned that their undertakings with respect to this release are fully enforceable) and together with such independent counsel, have made such investigation of the facts pertaining to the release of the Released Claims as they deem necessary, (v) the terms of this Release are contractual and are the result of arm's length negotiation between the undersigned and the Released Parties, (vi) the undersigned have carefully read this Release, know and understand its contents, and have freely signed it, and (vii) that the undersigned parties hold 100% of the interest in the Loans, and have not sold, assigned or participated any of their respective interests in the Loans except as between themselves, and no consent is required from any other party to release the Released Claims arising under the Loans.

Notwithstanding anything stated to the contrary in this Release, the Released Claims shall not include (and the Released Parties shall not be released with respect to) any  obligations, demands, liabilities, actions causes of action, suits, debts, covenants, contracts, damages, judgments, claims, losses, costs or expenses of any kind whatsoever, whether in law or in equity, to the extent arising pursuant to the terms, conditions, obligations, rights, remedies or other provisions contained in the Settlement Agreement (including, without limitation, remedies available in connection with any Breach Event) or in any of the documents executed in connection with the Settlement Agreement including, without limitation, any rights and remedies under the Gramercy Back-Up Guaranty, and/or any rights and remedies under the Amended and Restated Carveout Guaranty.

Except to the extent arising from the rights and remedies preserved in the immediately preceding paragraph, following the Release Effective Date, the undersigned shall have no right to assert or allege against any of the Released Parties, and the undersigned hereby expressly waive (on their own behalf and on behalf of their Affiliates and subsidiaries) their right to assert or allege against the Released Parties, any claim, defense or counterclaim based upon any of the facts or circumstances that are the subject of this Release.

This Release is subject in all respects to the provisions set forth in Article 9 of the Settlement Agreement.  Notwithstanding anything stated to the contrary in this Release, this Release shall not be effective until the Release Effective Date.

This Release shall be governed by the internal laws of the State of New York.  If any Released Party commences an action, suit, or other proceeding to enforce its rights under this Release, the prevailing party shall recover all of its reasonable costs and attorneys' fees incurred in that action, suit, or proceeding.  This Release has been and shall be deemed to have been drafted by all the parties and beneficiaries hereof with the advice of counsel, and shall not be construed for or against any solely by reason of authorship.  The individuals whose signature is affixed hereto represents and warrant that he or she is authorized to execute this Release on behalf of the undersigned and to bind the Lenders thereby.

[REMAINDER OF PAGE INTENTIONALLY BLANK]

IN WITNESS WHEREOF, the parties hereto have caused their respective hands and seals to be affixed to this Release as of the date set forth above.

MORTGAGE LENDER:

GOLDMAN SACHS MORTGAGE COMPANY,
a New York limited partnership

By:	Goldman Sachs Real Estate Funding Corp., its general partner

By:
Name:
Title:

CITICORP NORTH AMERICA, INC., a New
York corporation

By:
Name:
Title:

[Signatures Continue on Next Page]

KBS ACQUISITION SUB, LLC,
a Delaware limited liability company

By:	KBS ACQUISITION HOLDINGS, LLC,
a Delaware limited liability company,
its sole member

By:	KBS GKK PARTICIPATION HOLDINGS I, LLC,
a Delaware limited liability company,
its sole member

By:	KBS DEBT HOLDINGS, LLC,
a Delaware limited liability company,
its sole member

By:	KBS LIMITED PARTNERSHIP,
a Delaware limited partnership,
its manager

By:	KBS REAL ESTATE INVESTMENT TRUST, INC.,
a Maryland corporation,
its sole general partner

By:
Name:
Title:

[Signatures Continue on Next Page]

SENIOR MEZZANINE LENDER:

KBS DEBT HOLDINGS MEZZ HOLDER, LLC,
a Delaware limited liability company

By:	KBS DEBT HOLDINGS, LLC,
a Delaware limited liability company,
its sole member

By:	KBS LIMITED PARTNERSHIP,
a Delaware limited partnership,
its manager

By:	KBS REAL ESTATE INVESTMENT TRUST, INC.,
a Maryland corporation,
its sole general partner

By:
Name:
Title:

[Signatures Continue on Next Page]

KBS GKK PARTICIPATION HOLDINGS I, LLC,
a Delaware limited liability company

By:	KBS DEBT HOLDINGS, LLC,
a Delaware limited liability company,
its sole member

By:	KBS LIMITED PARTNERSHIP,
a Delaware limited partnership,
its manager

By:	KBS REAL ESTATE INVESTMENT TRUST, INC.,
a Maryland corporation,
its sole general partner

By:
Name:
Title:

[Signatures Continue on Next Page]

KBS GKK PARTICIPATION HOLDINGS II, LLC,
a Delaware limited liability company

By:	KBS DEBT HOLDINGS, LLC,
a Delaware limited liability company,
its sole member

By:	KBS LIMITED PARTNERSHIP,
a Delaware limited partnership,
its manager

By:	KBS REAL ESTATE INVESTMENT TRUST, INC.,
a Maryland corporation,
its sole general partner

By:
Name:
Title:

[Signatures Continue on Next Page]

CONSENTED, ACKNOWLEDGED
AND AGREED:

GOLDMAN SACHS MORTGAGE COMPANY,
a New York limited partnership

By:	Goldman Sachs Real Estate Funding Corp.,
its general partner

By:
Name:
Title:

CITIGROUP FINANCIAL PRODUCTS INC.,
a Delaware corporation

By:
Name:
Title:

JUNIOR MEZZANINE LENDER:

GOLDMAN SACHS MORTGAGE COMPANY,
a New York limited partnership

By:	Goldman Sachs Real Estate Funding Corp.,
its general partner

By:
Name:
Title:

CITICORP NORTH AMERICA, INC.,
a New York corporation

By:
Name:
Title:

[Signatures Continue on Next Page]

KBS ACQUISITION SUB, LLC,
a Delaware limited liability company

By:	KBS ACQUISITION HOLDINGS, LLC,
a Delaware limited liability company,
its sole member

By:	KBS GKK PARTICIPATION HOLDINGS I, LLC,
a Delaware limited liability company,
its sole member

By:	KBS DEBT HOLDINGS, LLC,
a Delaware limited liability company,
its sole member

By:	KBS LIMITED PARTNERSHIP,
a Delaware limited partnership,
its manager

By:	KBS REAL ESTATE INVESTMENT TRUST, INC.,
a Maryland corporation,
its sole general partner

By:
Name:
Title:

Exhibit C-2

(See Attached)

Exhibit C-2
LENDERS RELEASE OF JUNIOR MEZZANINE BORROWERS,
AFR LOAN EQUITY INTERESTS AND DANA OWNER

The parties signatory hereto are delivering this Lenders Release of Junior Mezzanine Borrowers (this "Release"), AFR Loan Equity Interests and Dana Owner, dated as of September 1, 2011, to the Released Parties (as hereinafter defined) pursuant to that certain (a) Collateral Transfer and Settlement Agreement ("Settlement Agreement"), dated as of September 1, 2011, by and among GKK Stars Acquisition LLC (“GKK Stars”), KBS Acquisition Sub, LLC, KBS GKK Participation Holdings I, LLC, KBS GKK Participation Holdings II, LLC, KBS Debt Holdings Mezz Holder, LLC and KBS Acquisition Holdings, LLC, and (b) Acknowledgment and Consent Agreement, dated as of September 1, 2011, by and among Goldman Sachs Mortgage Company, Citicorp North America, Inc., Citigroup Financial Products Inc., GKK Stars, KBS Acquisition Sub, LLC, KBS GKK Participation Holdings I, LLC, KBS GKK Participation Holdings II, LLC, KBS Debt Holdings Mezz Holder, LLC and KBS Acquisition Holdings, LLC.  All capitalized terms used but not defined herein shall have the meanings given thereto in the Settlement Agreement.

1

Effective as of the Release Effective Date, the undersigned, for themselves and their respective officers, directors, managing directors, members, managers, principals, partners, shareholders, affiliates, agents, attorneys, employees, heirs, executors, administrators, legal representatives, successors and assigns, hereby unconditionally and irrevocably release, remise, acquit, satisfy, waive and forever discharge Junior Mezzanine Borrowers, AFR Owner and Dana Owner and their respective officers, directors, members, managers, principals, partners that are not the subject of any Equity Interests, shareholders that are not the subject of any Equity Interests, affiliates that are not the subject of any Equity Interests, agents, attorneys, employees, heirs, executors, administrators, legal representatives, successors and assigns (collectively, the "Released Parties") of and from any and all obligations, demands, liabilities, actions, causes of action, suits, debts, covenants, contracts, damages, judgments, claims, losses, costs and expenses of any kind whatsoever, whether in law or in equity, direct or indirect, contingent or consequential, liquidated or unliquidated, known or unknown, suspected or unsuspected and relating to (a) the Loans, the Loan Documents, and/or any other documents executed and delivered in connection therewith, including but not limited to any "bad-boy" or other guaranties related to the Loans and/or Loan Documents and claims related to the actions of the Released Parties or their respective predecessors in negotiating the Loan Documents and claims of constructive fraud (including claims relating to any distributions made by, among or to Gramercy Capital Corp., GKK Capital LP or any of their direct or indirect subsidiaries or Affiliates, constructive fraud or otherwise, but excluding claims arising from the actual, intentional fraud of any of the Released Parties), illegality, waiver, bad faith, or any nonperformance of any agreement or obligation related thereto, or any statements, representations, acts or omissions, intentional, willful, negligent or innocent, by any of the Released Parties in any way connected with, relating to or affecting, directly or indirectly, the Loan and/or the Loan Documents, or (b) any distributions made by or to Gramercy Capital Corp., GKK Capital LP or any of their direct or indirect subsidiaries or Affiliates prior to the date hereof (collectively, the "Released Claims").  Released Claims shall not include claims of actual fraud.

2

Except to the extent otherwise set forth in the Settlement Agreement (including, without limitation, the provisions of Section 9.3 of the Settlement Agreement) and in this Release, the undersigned expressly understand and agree that, effective as of the Release Effective Date, the release contained in this Release fully and finally releases and forever resolves the matters released and discharged in this Release, including those which may be unknown, unanticipated and/or unsuspected.  The undersigned acknowledge that they are aware that they or their agents or employees may hereafter discover facts in addition to or different from those which they now know or believe to exist with respect to matters released in this Release, but that it is their intention hereby fully, finally and forever to, effective as of the Release Effective Date, release all of the claims, disputes and differences known or unknown, suspected or unsuspected, which now exist, may exist or heretofore have existed against the Released Parties with respect to the Loans and the Loan Documents, except as otherwise expressly provided in this Release or in the Settlement Agreement.  The foregoing release of the Released Parties is absolute and unconditional except as otherwise provided in this Release or in the Settlement Agreement.

The undersigned represent and warrant to the Released Parties as follows:  (i) except as expressly provided in the Settlement Agreement, the undersigned has not relied upon any statement, representation, or promise of the Released Parties, (ii) except as expressly provided in this Release or in the Settlement Agreement, this Release is intended to be final and binding upon the Released Parties and the undersigned as a full and final release of the Released Claims, regardless of any claims of misrepresentation, concealment of fact, mistake of fact or law, duress, constructive fraud or any other circumstances whatsoever, (including claims relating to any distributions made by or to Gramercy Capital Corp., GKK Capital LP or any of their direct or indirect subsidiaries or Affiliates on or prior to the date hereof, but excluding claims arising from actual fraud, (iii) other than this Release and the Settlement Agreement, there are no other agreements or understandings between the undersigned and the Released Parties relating to the Released Claims, (iv) the undersigned are sophisticated parties, acting upon advice of their own independent counsel (which has advised the undersigned that their undertakings with respect to this release are fully enforceable) and together with such independent counsel, have made such investigation of the facts pertaining to the release of the Released Claims as they deem necessary, (v) the terms of this Release are contractual and are the result of arm's length negotiation between the undersigned and the Released Parties, (vi) the undersigned have carefully read this Release, know and understand its contents, and have freely signed it, and (vii) that the undersigned parties hold 100% of the interest in the Loans, and have not sold, assigned or participated any of their respective interests in the Loans except as between themselves, and no consent is required from any other party to release the Released Claims arising under the Loans.

3

Notwithstanding anything stated to the contrary in this Release, the Released Claims shall not include (and the Released Parties shall not be released with respect to) any  obligations, demands, liabilities, actions causes of action, suits, debts, covenants, contracts, damages, judgments, claims, losses, costs or expenses of any kind whatsoever, whether in law or in equity, to the extent arising pursuant to the terms, conditions, obligations, rights, remedies or other provisions contained in the Settlement Agreement (including, without limitation, remedies available in connection with any Breach Event) or in any of the documents executed in connection with the Settlement Agreement including, without limitation, any rights and remedies under the Gramercy Back-Up Guaranty, and/or any rights and remedies under the Amended and Restated Carveout Guaranty.

Except to the extent arising from the rights and remedies preserved in the immediately preceding paragraph, following the Release Effective Date, the undersigned shall have no right to assert or allege against any of the Released Parties, and the undersigned hereby expressly waive (on their own behalf and on behalf of their Affiliates and subsidiaries) their right to assert or allege against the Released Parties, any claim, defense or counterclaim based upon any of the facts or circumstances that are the subject of this Release.

4

This Release is subject in all respects to the provisions set forth in Article 9 of the Settlement Agreement.  Notwithstanding anything stated to the contrary in this Release, this Release shall not be effective until the Release Effective Date.

This Release shall be governed by the internal laws of the State of New York.  If any Released Party commences an action, suit, or other proceeding to enforce its rights under this Release, the prevailing party shall recover all of its reasonable costs and attorneys' fees incurred in that action, suit, or proceeding.  This Release has been and shall be deemed to have been drafted by all the parties and beneficiaries hereof with the advice of counsel, and shall not be construed for or against any solely by reason of authorship.  The individuals whose signature is affixed hereto represents and warrant that he or she is authorized to execute this Release on behalf of the undersigned and to bind the Lenders thereby.

[REMAINDER OF PAGE INTENTIONALLY BLANK]

5

IN WITNESS WHEREOF, the parties hereto have caused their respective hands and seals to be affixed to this Release as of the date set forth above.

MORTGAGE LENDER:

GOLDMAN SACHS MORTGAGE COMPANY,
a New York limited partnership

By:	Goldman Sachs Real Estate Funding Corp.,
its general partner

By:
Name:
Title:

CITICORP NORTH AMERICA, INC., a New
York corporation

By:
Name:
Title:

[Signatures Continue on Next Page]

KBS ACQUISITION SUB, LLC,
a Delaware limited liability company

By:	KBS ACQUISITION HOLDINGS, LLC,
a Delaware limited liability company,
its sole member

By:	KBS GKK PARTICIPATION HOLDINGS I, LLC,
a Delaware limited liability company,
its sole member

By:	KBS DEBT HOLDINGS, LLC,
a Delaware limited liability company,
its sole member

By:	KBS LIMITED PARTNERSHIP,
a Delaware limited partnership,
its manager

By:	KBS REAL ESTATE INVESTMENT TRUST, INC.,
a Maryland corporation,
its sole general partner

By:
Name:
Title:

[Signatures Continue on Next Page]

SENIOR MEZZANINE LENDER:

KBS DEBT HOLDINGS MEZZ HOLDER, LLC,
a Delaware limited liability company

By:	KBS DEBT HOLDINGS, LLC,
a Delaware limited liability company,
its sole member

By:	KBS LIMITED PARTNERSHIP,
a Delaware limited partnership,
its manager

By:	KBS REAL ESTATE INVESTMENT TRUST, INC.,
a Maryland corporation,
its sole general partner

By:
Name:
Title:

[Signatures Continue on Next Page]

KBS GKK PARTICIPATION HOLDINGS I, LLC,
a Delaware limited liability company

By:	KBS DEBT HOLDINGS, LLC,
a Delaware limited liability company,
its sole member

By:	KBS LIMITED PARTNERSHIP,
a Delaware limited partnership,
its manager

By:	KBS REAL ESTATE INVESTMENT TRUST, INC.,
a Maryland corporation,
its sole general partner

By:
Name:
Title:

[Signatures Continue on Next Page]

KBS GKK PARTICIPATION HOLDINGS II, LLC,
a Delaware limited liability company

By:	KBS DEBT HOLDINGS, LLC,
a Delaware limited liability company,
its sole member

By:	KBS LIMITED PARTNERSHIP,
a Delaware limited partnership,
its manager

By:	KBS REAL ESTATE INVESTMENT TRUST, INC.,
a Maryland corporation,
its sole general partner

By:
Name:
Title:

[Signatures Continue on Next Page]

CONSENTED, ACKNOWLEDGED
AND AGREED:

GOLDMAN SACHS MORTGAGE COMPANY,
a New York limited partnership

By:	Goldman Sachs Real Estate Funding Corp.,
its general partner

By:
Name:
Title:

CITIGROUP FINANCIAL PRODUCTS INC.,
a Delaware corporation

By:
Name:
Title:

JUNIOR MEZZANINE LENDER:

GOLDMAN SACHS MORTGAGE COMPANY,
a New York limited partnership

By:	Goldman Sachs Real Estate Funding Corp.,
its general partner

By:
Name:
Title:

CITICORP NORTH AMERICA, INC.,
a New York corporation

By:
Name:
Title:

[Signatures Continue on Next Page]

KBS ACQUISITION SUB, LLC,
a Delaware limited liability company

By:	KBS ACQUISITION HOLDINGS, LLC,
a Delaware limited liability company,
its sole member

By:	KBS GKK PARTICIPATION HOLDINGS I, LLC,
a Delaware limited liability company,
its sole member

By:	KBS DEBT HOLDINGS, LLC,
a Delaware limited liability company,
its sole member

By:	KBS LIMITED PARTNERSHIP,
a Delaware limited partnership,
its manager

By:	KBS REAL ESTATE INVESTMENT TRUST, INC.,
a Maryland corporation,
its sole general partner

By:
Name:
Title:

Exhibit C-3

Intentionally Omitted

Exhibit D-1

(See Attached)

Exhibit D-1
GENERAL RELEASE BY TRANSFERRED INTEREST

The parties signatory hereto are delivering this General Release by Transferred Interest (this “Release”), dated as of September 1, 2011, to the Released Parties (as hereinafter defined) pursuant to that certain (a) Collateral Transfer and Settlement Agreement ("Settlement Agreement"), dated as of September 1, 2011, by and among GKK Stars Acquisition LLC (“GKK Stars”), KBS Acquisition Sub, LLC, KBS GKK Participation Holdings I, LLC, KBS GKK Participation Holdings II, LLC, KBS Debt Holdings Mezz Holder, LLC and KBS Acquisition Holdings, LLC, and (b) Acknowledgment and Consent Agreement, dated as of September 1, 2011, by and among Goldman Sachs Mortgage Company, Citicorp North America, Inc., Citigroup Financial Products Inc., GKK Stars, KBS Acquisition Sub, LLC, KBS GKK Participation Holdings I, LLC, KBS GKK Participation Holdings II, LLC, KBS Debt Holdings Mezz Holder, LLC and KBS Acquisition Holdings, LLC.  All capitalized terms used but not defined herein shall have the meanings given thereto in the Settlement Agreement.

In consideration for the assignment of the Equity Interests listed on Schedule A attached hereto, which occurred concurrently with the delivery of this Release, and the efforts of GKK Stars in respect of the transactions contemplated by the Settlement Agreement, effective as of the Release Effective Date, the undersigned, for themselves and their respective officers, directors, managing directors, managers,  agents, attorneys, employees, heirs, executors, administrators, legal representatives, successors and assigns, hereby unconditionally and irrevocably release, remise, acquit, satisfy, waive and forever discharge GKK Stars, Gramercy Capital Corp., GKK Capital LP, each of the Senior Mezzanine Borrowers and each of the Junior Mezzanine Borrowers, and each of their respective officers, directors, members, managers, principals, partners, shareholders, affiliates that are not the subject of any Equity Interests, agents, attorneys, employees, heirs, executors, administrators, legal representatives, successors and assigns (collectively, the "Released Parties") of and from any and all obligations, demands, liabilities, actions, causes of action, suits, debts, covenants, contracts, damages, judgments, claims, losses, costs and expenses of any kind whatsoever, whether in law or in equity, direct or indirect, contingent or consequential, liquidated or unliquidated, known or unknown, suspected or unsuspected and relating to (a) the Loan, the Loan Documents, and/or any other documents executed and delivered in connection therewith, including but not limited to any "bad-boy" or other guaranties related to the Loan and/or Loan Documents and claims related to the actions of the Released Parties or their respective predecessors in negotiating the Loan Documents and claims of constructive fraud, illegality, waiver, bad faith, or any nonperformance of any agreement or obligation related thereto, or any statements, representations, acts or omissions, intentional, willful, negligent or innocent, by any of the Released Parties in any way connected with, relating to or affecting, directly or indirectly, the Loan and/or the Loan Documents, or (b) any distributions made by or to Gramercy Capital Corp., GKK Capital LP or any of their direct or indirect subsidiaries or Affiliates prior to the date hereof (collectively, the "Released Claims").  Released Claims shall not include claims of actual fraud.

Except to the extent otherwise set forth in this Release or in the Settlement Agreement (including without limitation the provisions of Section 9.3), the undersigned expressly understand and agree that, effective as of the Release Effective Date, the release contained in this Release fully and finally releases and forever resolves the matters released and discharged in this Release, including those which may be unknown, unanticipated and/or unsuspected.  The undersigned acknowledge that they are aware that they or their agents or employees may hereafter discover facts in addition to or different from those which they now know or believe to exist with respect to matters released in this Release, but that it is their intention hereby fully, finally and forever to, effective as of the Release Effective Date, release all of the claims, disputes and differences known or unknown, suspected or unsuspected, which now exist, may exist or heretofore have existed against the Released Parties with respect to the Loans and the Loan Documents, except as otherwise expressly provided in this Release or in the Settlement Agreement.  The foregoing release of the Released Parties is absolute and unconditional except as otherwise provided in this Release or in the Settlement Agreement.

The undersigned represent and warrant to the Released Parties as follows:  (i) except as expressly provided in the Settlement Agreement, the undersigned has not relied upon any statement, representation, or promise of the Released Parties, (ii) except as expressly provided in the Settlement Agreement and in this Release, this Release is intended to be final and binding upon the Released Parties and the undersigned as a full and final release of the Released Claims, regardless of any claims of misrepresentation, concealment of fact, mistake of fact or law, duress, constructive fraud or any other circumstances whatsoever, (iii) other than this Release, and except as expressly provided in the Settlement Agreement, there are no other agreements or understandings between the undersigned and the Released Parties relating to the Released Claims, (iv) the undersigned are sophisticated parties, acting upon advice of their own independent counsel (which has advised the undersigned that their undertakings with respect to this release are fully enforceable) and together with such independent counsel, have made such investigation of the facts pertaining to the release of the Released Claims as they deem necessary, (v) the terms of this Release are contractual and are the result of arm's length negotiation between the undersigned and the Released Parties and (vi) the undersigned have carefully read this Release, know and understand its contents, and have freely signed it.  Notwithstanding anything to the contrary stated in this Release, the releases provided for in this Release are being given by the undersigned and are not, and shall not be interpreted as, being given by any of the constituent members, partners and/or shareholders (direct or indirect) of the undersigned under any circumstances.

Notwithstanding anything stated to the contrary in this Release, the Released Claims shall not include (and the Released Parties shall not be released with respect to) any  obligations, demands, liabilities, actions causes of action, suits, debts, covenants, contracts, damages, judgments, claims, losses, costs or expenses of any kind whatsoever, whether in law or in equity, to the extent arising pursuant to the terms, conditions, obligations, rights, remedies or other provisions contained in the Settlement Agreement (including, without limitation, remedies available in connection with any Breach Event) or in any of the documents executed in connection with the Settlement Agreement including, without limitation, any rights and remedies under the Gramercy Back-Up Guaranty, and/or any rights and remedies under the Amended and Restated Carveout Guaranty.

Except to the extent arising from the rights and remedies preserved in the immediately preceding paragraph, following the Release Effective Date, the undersigned shall have no right to assert or allege against any of the Released Parties, and the undersigned hereby expressly waive (on their own behalf and on behalf of their Affiliates and subsidiaries) their right to assert or allege against the Released Parties, any claim, defense or counterclaim based upon any of the facts or circumstances that are the subject of this Release.

This Release is subject in all respects to the provisions set forth in Article 9 of the Settlement Agreement.  Notwithstanding anything stated to the contrary in this Release, this Release shall not be effective until the Release Effective Date.

This Release shall be governed by the internal laws of the State of New York.  If any Released Party commences an action, suit, or other proceeding to enforce its rights under this Release, the prevailing party shall recover all of its reasonable costs and attorneys' fees incurred in that action, suit, or proceeding.  This Release has been and shall be deemed to have been drafted by all the parties and beneficiaries hereof with the advice of counsel, and shall not be construed for or against any solely by reason of authorship.  The individuals whose signature is affixed hereto represents and warrant that he or she is authorized to execute this Release on behalf of the undersigned and to bind the Lender thereby.

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The entities listed on Schedule A to
this signature page

By:
David E. Snyder
Chief Financial Officer

Exhibit D-2

(See Attached)

Exhibit D-2
GRAMERCY RELEASE OF TRANSFERRED ENTITIES

The parties signatory hereto are delivering this Gramercy Release of Transferred Entities (this “Release”), dated as of September 1, 2011, to the Released Parties (as hereinafter defined) pursuant to that certain (a) Collateral Transfer and Settlement Agreement ("Settlement Agreement"), dated as of September 1, 2011, by and among GKK Stars Acquisition LLC (“GKK Stars”), KBS Acquisition Sub, LLC, KBS GKK Participation Holdings I, LLC, KBS GKK Participation Holdings II, LLC, KBS Debt Holdings Mezz Holder, LLC and KBS Acquisition Holdings, LLC, and (b) Acknowledgment and Consent Agreement, dated as of September 1 2011, by and among Goldman Sachs Mortgage Company, Citicorp North America, Inc., Citigroup Financial Products Inc., GKK Stars, KBS Acquisition Sub, LLC, KBS GKK Participation Holdings I, LLC, KBS GKK Participation Holdings II, LLC, KBS Debt Holdings Mezz Holder, LLC and KBS Acquisition Holdings, LLC.  All capitalized terms used but not defined herein shall have the meanings given thereto in the Settlement Agreement.

In consideration of entities listed on Schedule A under the column with the heading "Acquisition Co" (“Acquisition Co”) accepting the assignment of the Transferred Interests from the corresponding entities listed on said Schedule A under the column with the heading "Subject Transferred Interest" (the “Subject Transferred Interest”), which occurred concurrently with the delivery of this Release, and the efforts of Acquisition Co in respect of the transactions contemplated by the Settlement Agreement, effective as of the Release Effective Date, the undersigned, for themselves and their respective officers, directors, managing directors, members, managers, principals, partners, shareholders, affiliates, agents, attorneys, employees, heirs, executors, administrators, legal representatives, successors and assigns, hereby unconditionally and irrevocably release, remise, acquit, satisfy, waive and forever discharge the Subject Transferred Interest and Acquisition Co, and each of their respective officers, directors, members, managers, principals, partners, shareholders, affiliates, agents, attorneys, employees, heirs, executors, administrators, legal representatives, successors and assigns (collectively, the "Released Parties") of and from any and all obligations, demands, liabilities, actions, causes of action, suits, debts, covenants, contracts, damages, judgments, claims, losses, costs and expenses of any kind whatsoever, whether in law or in equity, direct or indirect, contingent or consequential, liquidated or unliquidated, known or unknown, suspected or unsuspected and relating to the Loan, the Loan Documents, and/or any other documents executed and delivered in connection therewith, including but not limited to any "bad-boy" or other guaranties related to the Loan and/or Loan Documents and claims related to the actions of the Released Parties or their respective predecessors in negotiating the Loan Documents and claims of constructive fraud, illegality, waiver, bad faith, or any nonperformance of any agreement or obligation related thereto, or any statements, representations, acts or omissions, intentional, willful, negligent or innocent, by any of the Released Parties in any way connected with, relating to or affecting, directly or indirectly, the Loan and/or the Loan Documents (collectively, the "Released Claims"), provided that Released Claims shall not include any claims of actual fraud, obligations, demands, liabilities, actions, causes of action, suits, debts, covenants, contracts, damages, judgments, claims, losses, costs and expenses of any kind whatsoever, whether in law or in equity arising after the date hereof under the Settlement Agreement.

Except to the extent otherwise set forth in Article 9 of the Settlement Agreement, the undersigned expressly understand and agree that, effective as of the Release Effective Date, the release contained in this Release fully and finally releases and forever resolves the matters released and discharged in this Release, including those which may be unknown, unanticipated and/or unsuspected.  The undersigned acknowledge that they are aware that they or their agents or employees may hereafter discover facts in addition to or different from those which they now know or believe to exist with respect to matters released in this Release, but that it is their intention hereby fully, finally and forever to, effective as of the Release Effective Date, release all of the claims, disputes and differences known or unknown, suspected or unsuspected, which now exist, may exist or heretofore have existed against the Released Parties with respect to the Loans and the Loan Documents, except as otherwise expressly provided in this Release or in the Settlement Agreement.  The foregoing release of the Released Parties is absolute and unconditional except as otherwise provided in this Release or in the Settlement Agreement.

The undersigned represent and warrant to the Released Parties as follows:  (i) the undersigned has not relied upon any statement, representation, or promise of the Released Parties, (ii) subject to Article 9 of the Settlement Agreement and this Release, this Release is intended to be final and binding upon the Released Parties and the undersigned as a full and final release of the Released Claims, regardless of any claims of misrepresentation, concealment of fact, mistake of fact or law, duress, constructive fraud or any other circumstances whatsoever, (iii) other than this Release and except as expressly provided in the Settlement Agreement, there are no other agreements or understandings between the undersigned and the Released Parties relating to the Released Claims, (iv) the undersigned are sophisticated parties, acting upon advice of their own independent counsel (which has advised the undersigned that their undertakings with respect to this release are fully enforceable) and together with such independent counsel, have made such investigation of the facts pertaining to the release of the Released Claims as they deem necessary, (v) the terms of this Release are contractual and are the result of arm's length negotiation between the undersigned and the Released Parties, and (vi) the undersigned have carefully read this Release, know and understand its contents, and have freely signed it.

Except as otherwise set forth in the Settlement Agreement or in this Release, the undersigned hereby expressly waive any and all claims and causes of action they may now or in the future have in respect of (i) the validity, priority, and extent of the Lenders’ liens under the Loans, the Loan Agreement and the Loan Documents and (ii) the Lenders’ exercise of their rights and remedies under the Loans, the Loan Agreement and the Loan Documents with respect to the Transfer of the Transferred Interests as set forth in Section 3.5 of the Settlement Agreement, in exchange for the consideration set forth therein.

Except to the extent otherwise set forth in Article 9 of the Settlement Agreement, the undersigned hereby (i) waive any right to receive notice of any disposition by the Lenders, as the secured party of any of the Transferred Interests pursuant to Section 9-611 of the Uniform Commercial Code, whether such disposition is by public or private sale under the Uniform Commercial Code or otherwise and (ii) waive any rights relating to compulsory disposition of any of the Transferred Interests pursuant to Sections 9-610 and 9-620 of the Uniform Commercial Code.  The undersigned also hereby acknowledge and agree that the transactions contemplated by the Settlement Agreement shall constitute a commercially reasonable manner for the disposition of the Transferred Interests, and each part thereof.

Except to the extent otherwise set forth in Article 9 of the Settlement Agreement, following the Release Effective Date, the undersigned shall have no right to assert or allege against any of the Released Parties, and the undersigned hereby expressly waive (on their own behalf and on behalf of their Affiliates and subsidiaries) their right to assert or allege against the Released Parties, any claim, defense or counterclaim based upon any of the facts or circumstances that are the subject of this Release.

This Release is subject in all respects to the provisions set forth in Article 9 of the Settlement Agreement.  Notwithstanding anything stated to the contrary in this Release, this Release shall not be effective until the Release Effective Date.

This Release shall be governed by the internal laws of the State of New York.  If any Released Party commences an action, suit, or other proceeding to enforce its rights under this Release, the prevailing party shall recover all of its reasonable costs and attorneys' fees incurred in that action, suit, or proceeding.  This Release has been and shall be deemed to have been drafted by all the parties and beneficiaries hereof with the advice of counsel, and shall not be construed for or against any solely by reason of authorship.  The individuals whose signature is affixed hereto represents and warrant that he or she is authorized to execute this Release on behalf of the undersigned and to bind the applicable Gramercy Entity thereby.

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IN WITNESS WHEREOF, the parties hereto have caused their respective hands and seals to be affixed to this Release as of the date set forth above.

GKK STARS ACQUISITION LLC,
a Delaware limited liability company

By:
Name:
Title:

GKK STARS JUNIOR MEZZ 1 LLC, a
Delaware limited liability company

By:
Name:
Title:

GKK STARS JUNIOR MEZZ 2 LLC, a
Delaware limited liability company

By:
Name:
Title:

GKK CAPITAL LP, a Delaware limited partnership

By:
Name:
Title:

GRAMERCY CAPITAL CORP., a Maryland corporation

By:
Name:
Title:

Exhibit E

(See Attached)

Exhibit E
GUARANTY

THIS GUARANTY (as the same may be amended from time to time, and together with any and all exhibits and schedules which may be attached hereto, this "Agreement" or this "Guaranty"), made as of September 1, 2011, by GRAMERCY CAPITAL CORP., a Maryland corporation, having an address at 40 Lexington Avenue, New York, New York 10170  (the "Guarantor"), for the benefit of KBS DEBT HOLDINGS MEZZ HOLDER, LLC, a Delaware limited liability company, KBS GKK PARTICIPATION HOLDINGS I, LLC, a Delaware limited liability company, KBS GKK PARTICIPATION HOLDINGS II, LLC, a Delaware limited liability company, and KBS ACQUISITION SUB, LLC, a Delaware limited liability company, each c/o KBS Capital Advisors LLC, 620 Newport Center Drive, Suite 1300, Newport Beach, California 92660 (collectively, in such capacity together with their respective successors in such capacities, "KBS").

WITNESSETH:

WHEREAS, Guarantor is required to enter into this Agreement in accordance with the provisions of that certain (a) Collateral Transfer and Settlement Agreement, dated as of September 1, 2011 (the "Settlement Agreement"; unless otherwise provided, all capitalized terms used but not defined herein shall have the respective meanings assigned to them in the Settlement Agreement), by and among GKK Stars Acquisition LLC (“GKK Stars”), KBS, and KBS Acquisition Holdings, LLC, and (b) Acknowledgment and Consent Agreement, dated as of September 1, 2011, by and among Goldman Sachs Mortgage Company, Citicorp North America, Inc., Citigroup Financial Products Inc., GKK Stars, KBS Acquisition Sub, LLC, KBS GKK Participation Holdings I, LLC, KBS GKK Participation Holdings II, LLC, KBS Debt Holdings Mezz Holder, LLC and KBS Acquisition Holdings, LLC; and

WHEREAS, Guarantor, as the 100% indirect owner of GKK Stars, has derived a substantial economic benefit by Lenders and GKK Stars entering into and consummating the transactions contemplated by the Settlement Agreement.

NOW, THEREFORE, in consideration for, and as an inducement to, KBS entering into the Settlement Agreement and consummating the transactions contemplated thereby, and for other good and valuable consideration the legal sufficiency of which and receipt thereof are hereby acknowledged, and notwithstanding any provision to the contrary contained in the Settlement Agreement or any of the other documents now or hereafter executed by GKK Stars and any of its subsidiaries and/or affiliates pursuant to the terms of the Settlement Agreement (hereinafter collectively referred to as the “Settlement Agreement Documents”), Guarantor and KBS do hereby agree as follows:

1.           Guarantor on behalf of itself and its successor and assigns, does hereby absolutely, unconditionally, irrevocably and personally guarantee the full and prompt payment when due, and at all times thereafter, of the Guaranteed Obligations.  As used in this Agreement, the term “Guaranteed Obligations” shall mean (i) all obligations and liabilities of GKK Stars under Section 9.2(a)(ii) of the Settlement Agreement and (ii) all obligations and liabilities of GKK Stars under Section 9.2(b) of the Settlement Agreement.

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2.           It is agreed that the obligations of Guarantor hereunder shall be primary and this Agreement shall be enforceable against Guarantor and its successors and assigns without the necessity for any suit or proceeding of any kind or nature whatsoever brought by KBS against GKK Stars or its respective successors or assigns or any other party or against any security for the payment of the Guaranteed Obligations and without the necessity of any notice of non-payment or non-observance or of any notice of acceptance of this Agreement or of any notice of demand to which Guarantor might otherwise be entitled (including, without limitation, diligence, presentment, notice of payment, extension of time, protest, notice of dishonor or default, change in nature or form of the Guaranteed Obligations, acceptance of further security, release of further security, imposition or agreement arrived at as to the amount of or the terms of the Guaranteed Obligations, notice of adverse change in GKK Stars' financial condition and any other fact that might materially increase the risk to Guarantor), all of which Guarantor hereby expressly waives. Guarantor hereby expressly agrees that the validity of this Agreement and the obligations of Guarantor hereunder shall in no way be terminated, affected, diminished, modified or impaired by reason of the assertion of or the failure to assert by KBS against GKK Stars, or its successors or assigns, any of the rights or remedies reserved to KBS pursuant to the provisions of the Settlement Agreement Documents.

3.           Guarantor waives, and covenants and agrees that it will not at any time insist upon, plead or in any manner whatsoever claim or take the benefit or advantage of, any and all appraisal, valuation, stay, extension, marshaling-of-assets or redemption laws, or right of homestead or exemption, whether now or at any time hereafter in force, that may delay, prevent or otherwise affect the performance by Guarantor of its obligations under, or the enforcement by KBS of, this Agreement. Guarantor further covenants and agrees not to set up or claim any defense, counterclaim, cross-claim, offset, set-off, right of recoupment, or other objection of any kind to any action, suit or proceeding in law, equity or otherwise, or to any demand or claim that may be instituted or made by KBS hereunder other than the defense of the actual timely performance of Guaranteed Obligations hereunder. Guarantor represents, warrants and agrees that, as of the date hereof, its obligations under this Agreement are not subject to any counterclaims, cross-claims, rights of recoupment, offsets or affirmative or other defenses of any kind against KBS.

4.           Guarantor agrees that any notice or directive given at any time by Guarantor to KBS that is inconsistent with any waiver contained in this Agreement shall be void and may be ignored by KBS, and, in addition, may not be pleaded or introduced as evidence in any litigation relating to this Agreement for the reason that such pleading or introduction would be at variance with the written terms of this Agreement, unless KBS has specifically agreed otherwise in a writing, signed by a duly authorized officer.  Guarantor specifically acknowledges and agrees that the foregoing waivers are of the essence of the transaction contemplated by the Settlement Agreement and that, but for this Agreement and such waivers, KBS would not enter into and/or consummate the transactions contemplated by the Settlement Agreement.

5.           The provisions of this Agreement are for the benefit of KBS and its successors and assigns, and nothing herein contained shall impair, as between GKK Stars and KBS, the obligations of GKK Stars under the Settlement Agreement Documents.

6.           This Agreement shall be a continuing guaranty and the liability of Guarantor hereunder shall in no way be terminated, affected, modified, impaired or diminished (to the extent permitted by law) by reason of the happening, from time to time, of any of the following, although without notice or the further consent of Guarantor or Guarantor's successors and assigns:

(a)           any assignment, amendment, modification or waiver of or change in any of the terms, covenants, conditions or provisions of the Settlement Agreement Documents or the invalidity or unenforceability of any of the foregoing; or

(b)           any extension of time that may be granted by KBS to GKK Stars or Guarantor; or

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(c)           any action that KBS or GKK Stars may take or fail to take under or in respect of any of the Settlement Agreement Documents or by reason of any waiver of, or failure to enforce any of the rights, remedies, powers or privileges available to KBS under this Agreement or available to KBS at law, equity or otherwise, or any action on the part of KBS or GKK Stars granting indulgence or extension in any form whatsoever; or

(d)           any dealing, transaction, matter or thing occurring between KBS, GKK Stars or Guarantor or Guarantor's successors and assigns; or

(e)           any release of any person or entity who may be liable in any manner for the payment and collection of any amounts owed by GKK Stars to KBS; or

(f)            the application of any sums by whomsoever paid or however realized to any amounts owing by GKK Stars to KBS in such manner as KBS shall determine in its sole discretion; or

(g)           any default by Guarantor or any of its Affiliates under the Settlement Agreement Documents, whether or not KBS has exercised any of its rights and remedies as set forth in the Settlement Agreement upon the happening of any such default; or

(h)           GKK Stars' and/or Guarantor's voluntary or involuntary liquidation, dissolution, sale of all or substantially all of their respective assets and liabilities, appointment of a trustee, receiver, liquidator, sequestrator or conservator for all or any part of GKK Stars' or Guarantor's assets, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition or readjustment, or the commencement of other similar proceedings affecting GKK Stars or Guarantor or any of the assets of either of them, including, without limitation, (A) the release or discharge of GKK Stars from the payment and performance of its obligations under any of the Settlement Agreement Documents by operation of law, or (B) the impairment, limitation or modification of the liability of GKK Stars, its partners or members or Guarantor in bankruptcy, or of any remedy for the enforcement of the Guaranteed Obligations, under any of the Settlement Agreement Documents, or Guarantor's liability under this Agreement, resulting from the operation of any present or future provisions of the Federal Bankruptcy Code or other present or future federal, state or applicable statute of law or from the decision in any court; or

(i)            any change in or termination of the ownership interest of Guarantor in GKK Stars (whether direct or indirect); or

(j)            any conveyance of the Delayed Transfer Properties, whether or not pursuant to a foreclosure sale, a deed in lieu of foreclosure, a transfer through bankruptcy, or otherwise.

7.           Guarantor acknowledges that this Guaranty and the Guaranteed Obligations are and shall at all times continue to be absolute, unconditional and irrevocable in all respects, and shall at all times be valid and enforceable irrespective of any other agreement or circumstances of any nature whatsoever that might otherwise constitute a defense to this Guaranty or the obligations of any other person or party (including, without limitation, GKK Stars or any other guarantor) relating to this Guaranty or the obligations of Guarantor hereunder.

8.           Guarantor agrees that if at any time all or any part of any payment at any time received by KBS from GKK Stars or Guarantor under or with respect to this Agreement is or must be rescinded or returned by KBS for any reason whatsoever (including, without limitation, the insolvency, bankruptcy or reorganization of GKK Stars or Guarantor), then the Guaranteed Obligations hereunder shall, to the extent of the payment rescinded or returned, be deemed to have continued in existence notwithstanding such previous receipt by KBS, and the Guaranteed Obligations hereunder shall continue to be effective or reinstated, as the case may be, as to such payment, as though such previous payment to KBS had never been made,

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9.           So long as any obligations remain outstanding under the Settlement Agreement Documents, Guarantor (a) shall have no right of subrogation against GKK Stars by reason of any payments or acts of performance by Guarantor in compliance with the obligations of Guarantor hereunder; (b) hereby waives any right to enforce any remedy that Guarantor now or hereafter shall have against GKK Stars by reason of any one or more payments or acts of performance in compliance with the obligations of Guarantor hereunder; (c) shall subordinate any liability or indebtedness of GKK Stars now or hereafter held by Guarantor or any affiliate of Guarantor to the obligations of GKK Stars under the Settlement Agreement Documents; and (d) shall not file, assert or receive payment on any claim whether now existing or hereafter arising, against GKK Stars in the event of the commencement of a case by or against GKK Stars under federal or state insolvency laws.

10.         Guarantor represents and warrants to KBS, with the knowledge that KBS is relying upon the same, as follows:

(a)           Guarantor is solvent and has the legal right to enter into this Agreement and to perform its obligations under the terms hereof;

(b)           to Guarantor's actual knowledge, there is no action, suit, proceeding or investigation pending or threatened against or affecting Guarantor at law, in equity, in admiralty or before any arbitrator or any governmental department, commission, board, bureau, agency or instrumentality (domestic or foreign) that is likely to result in any material adverse change in the property, assets or condition (financial or otherwise) of Guarantor or that is likely to impair materially the ability of Guarantor to perform its obligations under this Agreement;

(c)           Guarantor (i) is a duly and solely organized and validly existing corporation in good standing under the laws of the State of Maryland, (ii) has the requisite power and authority to carry on its business as now being conducted, and (iii) has the requisite power to execute and deliver, and perform its obligations under, this Agreement and all of the other Settlement Agreement Documents to which it is a party;

(d)           the execution and delivery by Guarantor of this Agreement, and all of the other Settlement Agreement Documents to which it is a party, Guarantor's performance of its obligations hereunder and thereunder (i) have been duly authorized by all requisite action on the part of Guarantor, (ii) will not violate any provision of any legal requirements, any order of any court or other governmental authority, the organizational documents or any indenture or agreement or other instrument to which Guarantor is a party or by which Guarantor is bound, and (iii) other than those obtained or filed on or prior to the date hereof, Guarantor is not required to obtain any consent, approval or authorization from, or to file declaration or statement with, any governmental authority or other agency in connection with or as a condition to the execution, delivery or performance of this Agreement, or any of the other Settlement Agreement Documents to which it is a party.

(e)           This Agreement, and all of the other Settlement Agreement Documents executed by Guarantor (i) is the legal, valid and binding obligation of Guarantor, enforceable against Guarantor in accordance with its terms, subject to bankruptcy, insolvency, and other limitations on creditors’ rights generally and to equitable principles, and (ii) are not subject to any right of rescission, set-off, counterclaim or defense by Guarantor (including the defense of usury), and Guarantor has not asserted any right of rescission, set-off, counterclaim or defense with respect thereto; and

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11.         Guarantor and KBS acknowledge and agree that this Agreement is a guaranty of payment and performance and not of collection and enforcement in respect of any of the Guaranteed Obligations.  No exculpatory language contained in any of the other Settlement Agreement Documents shall in any event or under any circumstances modify, qualify or affect the personal recourse obligations and liabilities of Guarantor hereunder.

12.         Neither KBS nor Guarantor shall assign any of its obligations under this Agreement without the prior consent of the other party.

13.         The representations, warranties and obligations of Guarantor set forth in this Agreement shall survive until this Agreement shall terminate in accordance with the terms hereof.

14.         This Agreement contains the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements relating to such subject matter and may not be modified, amended, supplemented or discharged except by a written agreement signed by Guarantor and KBS. This Agreement also may be discharged by full performance of the Guaranteed Obligations in accordance with the terms hereof, or as otherwise provided herein.

15.         If all or any portion of any provision contained in this Agreement shall be determined to be invalid, illegal or unenforceable in any respect for any reason, such provision or portion thereof shall be deemed stricken and severed from this Agreement and the remaining provision and portions thereof shall continue in full force and effect.

16.         All notices, requests, demands and other communications under or in connection with this Agreement shall be in writing and shall be deemed to have been given or made for all purposes when delivered in person to the addresses set forth below or three (3) business days after same is sent by registered or certified mail, return receipt requested, postage prepaid, to the following addresses.

If to Guarantor:	The address listed above

With a copy to:	Skadden, Arps, Slate, Meagher & Flom LLP
Four Times Square
New York, New York 10036
Attention: Harvey R. Uris, Esq.

If to KBS:	The address listed above

With a copy to:	Greenberg Traurig, LLP
3161 Michelson Drive, Suite 1000
Irvine, CA 92612
Attention: L. Bruce Fischer, Esq.

The above addresses may be changed on written notice given as hereinabove provided. Notices may be sent by a party hereto or on its behalf by its attorney.

17.         This Agreement shall be binding upon Guarantor and its successors and assigns and shall inure to the benefit of KBS and its successors and assigns.

18.         The failure of KBS to enforce any right or remedy hereunder, or promptly to enforce any such right or remedy, shall not constitute a waiver thereof, nor give rise to any estoppel against KBS, nor excuse Guarantor from its obligations hereunder. Any waiver of any such right or remedy to be enforceable against KBS must be expressly set forth in writing signed by KBS.

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19.       (a)           Any suit initiated by KBS against Guarantor or in connection with or arising, directly or indirectly, out of or relating to, this Agreement (an "Action") may, at KBS's option, be brought in any state or federal court in the State of New York having jurisdiction over the subject matter hereof. Guarantor hereby submits itself to the jurisdiction of any such court and agrees that service of process against Guarantor in any such action may be effected by any means permissible under federal law or under the laws of the state in which such Action is brought. Guarantor hereby agrees that insofar as is permitted under applicable law, this consent to personal jurisdiction shall be self-operative and no further instrument or action, other than service of process in one of the manners specified in this Guaranty, or as otherwise permitted by law, shall be necessary in order to confer jurisdiction upon Guarantor.

(b)           Guarantor agrees that, provided that service of process is effected upon Guarantor in one of the manners hereinafter specified or as otherwise permitted by law, Guarantor irrevocably waives, to the fullest extent permitted by law, and agrees not to assert, by way of motion, as a defense or otherwise, (i) any objection that Guarantor may have or may hereafter have to the laying of the venue of any Action brought in any court as provided for by this Agreement, (ii) any claim that any Action brought in any such court has been brought in an inconvenient forum, or (iii) any claim that Guarantor is not personally subject to the jurisdiction of such court. Guarantor agrees that, provided that service of process is effected upon Guarantor in one of the manners specified in this Guaranty or as otherwise permitted by law, a final judgment from which Guarantor has not appealed or may not appeal in any Action brought in any such court shall be conclusive and binding upon Guarantor and may, so far as permitted under applicable law, be enforced in the courts of any state or any federal court or in any other courts to the jurisdiction of which it is subject, by a suit upon such judgment and that Guarantor shall not assert any defense, counterclaim or set-off in any such suit upon such judgment.

(c)           Guarantor hereby irrevocably designates and appoints [_______] (the "Service Agent") as Guarantor's authorized agent to accept and acknowledge on Guarantor's behalf service of any and all process that may be served in any Action.

(d)           Guarantor agrees to execute, deliver and file all such further instruments or documents as may be necessary under the laws of the State of New York or the laws of the United States in order to make effective (i) the appointment of Service Agent as agent for service of process as provided above and (ii) Guarantor's consent to jurisdiction as provided for in this Guaranty.

(e)           Guarantor hereby consents to process being served in any Action by the mailing of a copy thereof by registered or certified mail, postage prepaid, return receipt requested, to the notice address for Guarantor as set forth in this Guaranty or to Service Agent at the address provided for herein. If Service Agent shall desire to resign as agent for service of process, Guarantor shall substitute a party having an office within the Borough of Manhattan and reasonably acceptable to KBS to act as Service Agent (it being agreed that any such resignation shall not be effective unless and until the replacement Service Agent agrees in writing to act as Service Agent for service of process). Guarantor hereby agrees that provided that service is made in accordance with this paragraph or as otherwise permitted by law, Guarantor irrevocably waives, to the fullest extent permitted by law, all claim of error in connection with any such service and agrees that such service (i) shall be deemed in every respect effective service of process upon it in any Action, and (ii) shall, to the fullest extent permitted by law, be taken and held to be valid personal service upon and personal delivery to Guarantor.

(f)            Nothing in this Agreement shall limit KBS's right to serve process in any manner permitted by law or limit KBS's right or the right of any of its successors or assigns to bring proceedings against Guarantor in the courts of any jurisdiction(s).

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(g)           To the extent that Guarantor has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment before judgment, attachment in aid of execution, execution or otherwise) with respect to Guarantor or Guarantor's property, Guarantor hereby irrevocably waives such immunity in respect of its obligations under this Agreement.

(h)           As a further inducement to KBS's entering into the Settlement Agreement Documents and consummating the transactions contemplated thereby, and in consideration thereof, KBS and Guarantor each covenant and agree that in any action or proceeding brought on, under or by virtue of this Agreement, KBS and Guarantor each shall and do hereby unconditionally and irrevocably waive trial by jury.

(i)            Guarantor hereby further covenants and agrees to and with KBS that Guarantor may be joined in any action against GKK Stars in connection with the Settlement Agreement Documents, solely with respect to the subject matter of this Agreement.

20.         All of KBS's rights and remedies under the Settlement Agreement Documents or under this Agreement are intended to be distinct, separate and cumulative and no such right or remedy therein or herein mentioned is intended to be in exclusion of or a waiver of any other right or remedy available to KBS.

21.         Guarantor hereby consents that from time to time, before or after any default by GKK Stars, with or without further notice to or assent from Guarantor, any security at any time held by or available to KBS for any obligation of GKK Stars, or any security at any time held by or available to KBS for any obligation of any other person or party secondarily or otherwise liable for all or any portion of the Guaranteed Obligations, may be exchanged, surrendered or released and any obligation of GKK Stars, or of any such other person or party, may be changed, altered, renewed, extended, continued, surrendered, compromised, waived or released in whole or in part, or any default with respect thereto waived, and KBS may fail to set off and may release, in whole or in part, any balance of any deposit account or credit on its books in favor of GKK Stars, or of any such other person or party, and may extend further credit in any manner whatsoever to GKK Stars, and generally deal with GKK Stars or any such security or other person or party as KBS may see fit; and Guarantor shall remain bound under this Agreement notwithstanding any such exchange, surrender, release, change, alteration, renewal, extension, continuance, compromise, waiver, action, inaction, extension of further credit or other dealing. This Agreement is independent of, and in addition to, all collateral, if any, granted, pledged or assigned under the Settlement Agreement Documents.

22.         The terms of this Agreement have been negotiated, and this Agreement has been executed and delivered in the State of New York, and it is the intention of the parties hereto that this Agreement be construed and enforced in accordance with the laws of such State.

23.         This Agreement may not be changed orally, but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

24.         Guarantor shall not wind up, liquidate, or dissolve its affairs or enter into any transaction of merger or consolidation (unless it is the surviving entity thereof), or sell, lease, or otherwise dispose of (or agree to do any of the foregoing) all or substantially all of its property or assets, without KBS's prior written consent.

25.         This Agreement may be executed in counterparts, which together shall constitute the same instrument.

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26.         This Agreement shall terminate immediately on the date that is 30 days after the Outside Termination Date (as defined in the Settlement Agreement), provided that no action to enforce a Breach Event (as defined in the Settlement Agreement) remains outstanding on such date.

27.         TO THE FULLEST EXTENT PERMITTED BY LAW GUARANTOR HEREBY IRREVOCABLY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING BROUGHT BY KBS INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR IN CONNECTION WITH THIS AGREEMENT.

28.        GUARANTOR HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND OF ANY NEW YORK STATE COURT SITTING IN NEW YORK CITY FOR THE PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE OTHER SETTLEMENT AGREEMENT DOCUMENTS. GUARANTOR HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

NO FURTHER TEXT ON THIS PAGE

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IN WITNESS WHEREOF, Guarantor has executed and delivered this Agreement as of the date and year first above written.

GUARANTOR:

GRAMERCY CAPITAL CORP.,
a Maryland Corporation

By:
Its

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KBS:

KBS DEBT HOLDINGS MEZZ HOLDER, LLC,
a Delaware limited liability company

By:	KBS DEBT HOLDINGS, LLC,
a Delaware limited liability company,
its sole member

	By:	KBS LIMITED PARTNERSHIP,
a Delaware limited partnership,
its manager

		By:	KBS REAL ESTATE INVESTMENT TRUST, INC.,
a Maryland corporation,
its sole general partner

By:
Name:
Title:

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KBS GKK PARTICIPATION HOLDINGS I, LLC,
a Delaware limited liability company

By:	KBS DEBT HOLDINGS, LLC,
a Delaware limited liability company,
its sole member

	By:	KBS LIMITED PARTNERSHIP,
a Delaware limited partnership,
its manager

		By:	KBS REAL ESTATE INVESTMENT TRUST, INC.,
a Maryland corporation,
its sole general partner

By:
Name:
Title:

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KBS GKK PARTICIPATION HOLDINGS II, LLC,
a Delaware limited liability company

By:	KBS DEBT HOLDINGS, LLC,
a Delaware limited liability company,
its sole member

	By:	KBS LIMITED PARTNERSHIP,
a Delaware limited partnership,
its manager

		By:	KBS REAL ESTATE INVESTMENT TRUST, INC.,
a Maryland corporation,
its sole general partner

By:
Name:
Title:

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KBS ACQUISITION SUB, LLC,
a Delaware limited liability company

By:	KBS ACQUISITION HOLDINGS, LLC,
a Delaware limited liability company,
its sole member

	By:	KBS GKK PARTICIPATION HOLDINGS I, LLC,
a Delaware limited liability company,
its sole member

		By:	KBS DEBT HOLDINGS, LLC,
a Delaware limited liability company,
its sole member

			By:	KBS LIMITED PARTNERSHIP,
a Delaware limited partnership,
its manager

				By:	KBS REAL ESTATE INVESTMENT TRUST, INC.,
a Maryland corporation,
its sole general partner

By:
Name:
Title:

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Exhibit F

Intentionally Omitted

Exhibit G

(See Attached)

PLEDGE AND SECURITY AGREEMENT

PLEDGE AND SECURITY AGREEMENT (as amended, restated, replaced, supplemented, or otherwise modified from time to time, this “Agreement”), dated as of September 1, 2011, is made by FIRST STATES INVESTORS DB I, L.P. (“DBILP”), FIRST STATES INVESTORS 4200 HOLDINGS, LLC (“4200 Holdings”), FIRST STATES INVESTORS DB I SP GP, LLC (“DBISPGP”), FIRST STATES INVESTORS DB I TRS GP, LLC (“DBITRSGP”), and FIRST STATES INVESTORS DB I B, L.P. (“DBIBLP”; and, together with DBILP, 4200 Holdings, DBISPGP and DBITRSGP, individually and collectively, as the context requires “Pledgor”), in favor of GRAMERCY INVESTMENT TRUST, a Maryland real estate investment trust (“Agent”), as “Agent” for the benefit of  GRAMERCY INVESTMENT TRUST, a Maryland real estate investment trust, as “Lender”..

WHEREAS, DBILP, First States Investors DB I B, L.P. (“DBIBLP”), First States Investors 4200, LLC (“4200”), First States Investors DB I SP, L.P. (“DBISP”) and First States Investors DB I TRS, L.P.  (“DBITRS”) (collectively, “Borrower”), are party to a certain Substitute Loan Agreement A, dated as of September 11, 2008, with Gramercy Investment Trust (as successor-in-interest to Deutsche Bank AG, Cayman Islands Branch) and Agent, as amended by that certain Omnibus Amendment to Loan Documents, dated as of September 11, 2008 (as amended, the “Loan Agreement”), which Loan Agreement evidences a loan made pursuant to the terms thereof in the amount of $69,868,421.05 (the “Loan”);

WHEREAS, (i) DBILP is the owner of 100% of the equity ownership interests in both DBISPGP and 4200 Holdings and 99.99% of the equity ownership interests in DBISP, (ii) DBISPGP is the owner of 0.01% of the equity ownership interests in DBISP and (iii) 4200 Holdings is the owner of 100% of the equity ownership interests in 4200, (iv) DBIBLP is the owner of 100% of the equity ownership interests in DBITRSGP and 99.99% of the equity ownership interest in DBITRS and (v)  DBITRSGP is the owner of 0.01% of the equity ownership interest in DBITRS.

WHEREAS, 4200, DBISP and DBITRS are the direct owners of the Property;

WHEREAS, Pledgor is required to enter into this Agreement in accordance with the provisions of that certain Collateral Transfer and Settlement Agreement, dated as of September 1, 2011 (the “Settlement Agreement”), by and among GKK Stars Acquisition LLC, Goldman Sachs Mortgage Company, Citicorp North America, Inc., KBS Acquisition Sub, LLC, KBS GKK Participation Holdings I, LLC, KBS GKK Participation Holdings II, LLC, KBS Debt Holdings Mezz Holder, LLC and KBS Acquisition Holdings, LLC;

WHEREAS, in consideration for the benefits contained in the Settlement Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Pledgor desires to pledge the Pledged Interests to secure Borrower’s obligations under the Loan Agreement and the Loan Documents;

NOW, THEREFORE, in consideration of the benefits accruing to Pledgor and Borrower, the receipt and sufficiency of which are hereby acknowledged, Pledgor hereby represents and warrants to Agent and hereby covenants and agrees with Agent as follows:

ARTICLE I

DEFINITIONS

Capitalized terms used but not defined herein shall have the respective meanings assigned to them in the Loan Agreement.

“Agreement” shall have the meaning set forth in the first paragraph of this Agreement.

“Borrower” shall have the meaning set forth in the recitals.

“Collateral” shall mean collectively (i) all of the Pledged Collateral and all proceeds thereof, (ii) all Receipts, (iii) any stock certificates or other certificates, membership interest certificates or instruments evidencing any of the foregoing property described in clauses (i) and (ii) above, and (iv) all other rights appurtenant to the property described in clauses (i) through (iii) above.

“Certificate” shall mean each membership certificate, stock certificate or other certificated interest evidencing ownership of the Pledged Entities, each as more particularly described on Schedule 1 attached hereto.

“Distributions” shall have the meaning provided in Section 2.2.

“Pledgor” shall have the meaning set forth in the first paragraph of this Agreement.

“Obligations” shall mean all obligations of Borrower and its Affiliates under the Loan Agreement and the Loan Documents.

“Pledge Termination Date” shall mean the date upon which all Obligations have been paid in full.

“Pledged Collateral” shall have the meaning provided in Section 2.1.

“Pledged Entities” shall mean, (i) DBISPGP, 4200 Holdings and DBISP with respect to DBILP (ii) DBISP with respect to DBISPGP, (iii) 4200 with respect to 4200 Holdings, (iv) DBITRSGP and DBITRS with respect to DBIBLP, and (v) DBITRS with respect to DBITRSGP.

“Pledged Entity Organizational Documents” shall mean the formation and organizational documents pursuant to which each of the Pledged Entities was formed and is owned, governed and operated.

“Pledged Interests” shall mean, (i) with respect to DBILP, 100% of the equity ownership interests in both DBISPGP and 4200 Holdings and 99.99% of the equity ownership interests in DBISP, (ii) with respect to DBISPGP, 0.01% of the equity ownership interests in DBISP, (iii) with respect to 4200 Holdings, 100% of the equity ownership interests in 4200, (iv) with respect to DBIBLP, 100% of the equity ownership interests in DBITRSGP and 99.99% of the equity ownership interest in DBITRS and (v) with respect to DBITRSGP, 0.01% of the equity ownership interest in DBITRS.

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“Receipts” shall mean with respect to any Person, the declaration or payment of any cash, cash flow, dividend or distribution on or in respect of any member’s or partner’s interest, shares of any class of capital stock or other beneficial interest of such Person; the purchase, redemption, exchange or other retirement of any member’s or partner’s interest, shares of any class of capital stock or other beneficial interest of such Person, directly or indirectly; the return of capital by such Person to its members, shareholders or partners as such; or any other distribution of any nature whatsoever on or in respect of any member’s or partner’s interest, shares of any class of capital stock or other beneficial interest of such Person.

“Voting Rights” shall have the meaning provided in Section 2.2.

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ARTICLE II

PLEDGE; INDEMNITIES

2.1           Pledge.  As additional security for the full and punctual payment when due and payable (whether upon stated maturity, by acceleration or otherwise) of the Loan and the full and faithful payment, performance and observance by Borrower of all the Obligations, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Pledgor hereby grants to Agent, a security interest in the following:  all of such Pledgor’s right, title and interest in the Pledged Entities, represented by the Pledged Interests, including, without limitation, (a) all of such Pledgor’s right, title and interest in and to the Pledged Entity Organizational Documents, (b) all of such Pledgor’s right, title, interest and privilege in and to any and all Receipts of the Pledged Entities, (c) all of such Pledgor’s right, title, interest and privilege under or arising out of Pledged Entity Organizational Documents, (d) all present and future claims, if any, of such Pledgor against the Pledged Entities under or arising out of the Pledged Entity Organizational Documents or for monies loaned or advanced, for services rendered or otherwise, (e) to the extent permitted by applicable law, all of such Pledgor’s rights, if any, in the Pledged Entities, to exercise and enforce every right, power, remedy, authority, option and privilege of such Pledgor relating to the Pledged Interests, including, without limitation, any power to terminate, cancel or modify the Pledged Entity Organizational Documents, to exercise such Pledgor’s Voting Rights (as hereinafter defined), to execute any instruments and to take any and all other action on behalf of and in the name of such Pledgor in respect of the Pledged Interests, to make determinations, to exercise any election of remedies or options or to give or receive any notice, consent, amendment, waiver or approval, together with full power and authority to demand, receive enforce or collect any of the foregoing, to enforce or execute any checks, or other instruments or orders, to file any claims and to take any action in connection with any of the foregoing, (f) all of such Pledgor’s right, title and interest to any and all Distributions, and (g) to the extent not otherwise included, all proceeds of any or all of the foregoing (collectively, the “Pledged Collateral”).Voting and Distributions.Effective upon the occurrence and continuance of an Event of Default, each Pledgor irrevocably instructs, authorizes and directs the Pledged Entities, and each Pledgor hereby agrees to pay (to the extent received by such Pledgor), or cause to be paid, any and all Receipts and other funds (including without limitation, net proceeds of the sale, transfer, conveyance, option, assignment or other disposition of, or any mortgage, hypothecation, encumbrance, financing or refinancing of, any of its assets or properties) arising from or in connection with the Pledged Collateral (collectively, “Distributions”) directly to Agent for application to the Obligations in accordance with the Loan Agreement and the Loan Documents. It is acknowledged and agreed by each Pledgor that Agent shall have sole and exclusive possession of the Distributions and that this Agreement constitutes a present, absolute and current assignment of all the Distributions and is effective upon the execution and delivery hereof.

(b)           Payments of the Distributions shall be made as follows upon the occurrence and continuance of an Event of Default:

(i)                 No Pledgor shall have any right to receive payments made under or with respect to the Distributions, and all such payments shall be delivered directly by the Pledged Entities to Agent for application in accordance with the Loan Agreement;

(ii)                 If any Pledgor shall receive any payments made under or with respect to the Distributions other than in accordance with the Loan Agreement, such Pledgor shall hold all such payments in trust for Agent, will not commingle such payments with other funds of such Pledgor, and will immediately pay and deliver in kind, all such payments directly to Agent for application by Agent in accordance with the Loan Agreement;

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(iii)               Each Pledgor hereby agrees for the benefit of itself and the Pledged Entities, respectively, that all payments actually received by Agent shall be deemed payments to such Pledgor by the Pledged Entities.  Agent shall apply any and all such payments actually received by Agent for application in accordance with the Loan Agreement.  Agent shall return to each Pledgor that portion of any payments actually received by Agent from the Pledged Entities which is required to be paid to such Pledgor pursuant to the Loan Agreement and the Loan Documents; and

(iv)               In furtherance of the foregoing, each Pledgor does hereby notify and direct the Pledged Entities and its respective directors, officers, members and shareholders that all payments under or with respect to the Distributions shall be made directly to Agent at the address of Agent set forth in the Loan Agreement.

(c)           Notwithstanding the foregoing, unless and until an Event of Default shall have occurred and be continuing, each Pledgor shall be entitled to (1) exercise all voting rights and privileges attaching to, existing or arising in connection with any and all Pledged Collateral and to give consents, waivers or ratifications in respect thereof; provided that no vote shall be cast or any consent, waiver or ratification given or any action taken which would, in any material respect, violate any of the terms of this Agreement, the Loan Agreement, any Organizational Documents or any of the other Loan Documents (collectively, “Voting Rights”) and (2) distribute and/or receive such amounts as are distributable to such Pledgor from amounts distributed to such Pledgor, which Distributions are not prohibited by the terms of the Loan Agreement.  If an Event of Default shall occur and be continuing, (i) all Voting Rights of each Pledgor shall cease and Agent or its designee shall have all such rights and (ii) all rights of each Pledgor to receive Distributions pursuant to the terms of the Loan Agreement shall cease and Agent or its designee shall thereupon be entitled to receive such Distributions.

2.3           Remedies upon an Event of Default.

(a)           In case an Event of Default shall have occurred and be continuing, Agent or its designee shall be entitled to exercise all of the rights, powers and remedies vested in it by this Agreement, the Loan Agreement or by applicable law for the protection and enforcement of its rights in respect of the Pledged Collateral, including, without limitation, all the rights and remedies of a secured party upon default under the UCC, as if such rights and remedies were fully set forth herein, and Agent or its designee shall be entitled, without limitation, to exercise the following rights:

(i)                 to receive all amounts payable in respect of the Pledged Collateral otherwise payable to each Pledgor;

(ii)                to transfer all or any part of the Pledged Collateral into Agent’s name or the name of its nominee or nominees;

(iii)               to exercise all Voting Rights and otherwise act with respect thereto as though it were the outright owner thereof (each Pledgor hereby irrevocably constituting and appointing Agent the proxy and attorney-in-fact of such Pledgor, with full power of substitution to do so); and

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(iv)              to the fullest extent permitted by law, at any time or from time to time to sell, assign and deliver, or grant options to purchase, all or any part of the Pledged Collateral, or any interest therein, at any public or private sale, without demand of performance, advertisement or notice of intention to sell or of the time or place of sale or adjournment thereof or to redeem or otherwise dispose of or realize on (all of which are hereby waived by each Pledgor), for cash, on credit or for other property, for immediate or future delivery without any assumption of credit risk, and for such price or prices and on such terms as Agent may determine.  Each purchaser at any such sale shall hold the property so sold, to the extent permitted by law, absolutely free from any claim or right on the part of each Pledgor, and each Pledgor hereby waives and releases to the fullest extent permitted by law any right or equity of redemption with respect to the Pledged Collateral, whether before or after sale hereunder, and all rights, if any, of marshaling the Pledged Collateral and any other security for the Obligations or otherwise, and all rights, if any, of stay and/or appraisal which they now have or may any time in the future have under rule of law or statute now existing or hereafter enacted. Each Pledgor agrees that Agent need not give more than ten (10) Business Days notice of the time and place of any public sale or of the time and place of any private sale or other intended disposition is to take place and that such notice is commercially reasonable notification of such matters.  At any such sale, unless prohibited by applicable law, Agent may bid for and purchase (by bidding in Obligations or otherwise) all or any part of the Pledged Collateral so sold in accordance with the UCC, free from any such right or equity of redemption.  Agent shall not be liable for failure to collect or realize upon any or all of the Pledged Collateral or for any delay in so doing nor shall any of them be under any obligation to take any action whatsoever with regard thereto.

(b)           So long as an Event of Default has occurred and is continuing, each Pledgor hereby irrevocably designates and appoints Agent its true and lawful attorney-in-fact, which appointment is coupled with an interest, either in the name of Agent, as secured party, or in the name of such Pledgor, at such Pledgor’s sole cost and expense, and regardless of whether Agent becomes a member or partner, as applicable, in the Pledged Entities, or not, to take any or all of the following actions:

(i)                 to ask, demand, sue for, attach, levy, settle, compromise, collect, compound, recover, receive and give receipt and acquittances for any and all Pledged Collateral and to take any and all actions as Agent may deem necessary or desirable in order to realize upon the Pledged Collateral, or any portion thereof, and the right and power to receive, endorse, assign and deliver, in the name of each Pledgor, any checks, notes, drafts, instruments or other evidences of payment received in payment of or on account of all or any portion of the Pledged Collateral, and each Pledgor hereby waives, to the extent permitted by law, presentment, demand, protest and notice of demand, protest and non-payment of any instrument so endorsed; and

(ii)                to institute one or more actions against the Pledged Entities in connection with the collection of the Distributions and other Pledged Collateral, to prosecute to judgment, settle or dismiss any such actions, and to make any compromise or settlement deemed desirable, in Agent’s sole and absolute discretion, with respect to such Distributions and other Pledged Collateral, to extend the time of payment, arrange for payment in installments or otherwise modify the terms of the Pledged Entity Organizational Documents with respect to the Distributions and other Pledged Collateral or release the Pledged Entities from its respective obligations to pay any Distribution, without incurring responsibility to, or affecting any liability of, each Pledgor under the Pledged Entity Organizational Documents;

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(iii)               it being specifically understood and agreed, however, that Agent shall not be obligated in any manner whatsoever to give any notices of default (except as may be specifically required by the Loan Documents or this Agreement) or to exercise any such power or authority or be in any way responsible for the preservation, maintenance, collection of or realizing upon the Pledged Collateral, or any portion thereof, or any of any Pledgor’s rights therein.  The foregoing appointment is irrevocable and continuing and any such rights, powers and privileges shall be exclusive in Agent and its successors and assigns and exercisable after the occurrence and during the continuance of an Event of Default until such Event of Default is cured or, if not cured, until this Agreement terminates.

(c)           Each right and remedy of Agent provided for in this Agreement or the other Loan Documents or now or hereafter existing at law or in equity or by statute shall be cumulative and concurrent and shall be in addition to every other such right or remedy.  The exercise or beginning of the exercise by Agent of any one or more of the rights or remedies provided for in this Agreement or the Loan Agreement or now or hereafter existing at law or in equity or by statute or otherwise shall not preclude the simultaneous or later exercise by Agent of all such other rights, powers or remedies, and no failure or delay on the part of Agent to exercise any such right, power or remedy shall operate as a waiver thereof.

(d)           All moneys collected by Agent upon any sale or other disposition of the Pledged Collateral, together with all other moneys received by Agent hereunder, shall be applied pursuant to the provisions of the Loan Agreement.

(e)           Upon any sale of the Pledged Collateral by Agent hereunder (whether by virtue of the power of sale herein granted, pursuant to judicial process or otherwise), the receipt by Agent or its agent of the purchase price shall be a sufficient discharge to the purchaser or purchasers of the Pledged Collateral so sold, and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to Agent or such agent or be answerable in any way for the misapplication or nonapplication thereof.

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2.4           Indemnities.  Each Pledgor agrees to indemnify and hold harmless Agent from and against, and to reimburse Agent for all reasonable out of pocket costs and expenses, including reasonable attorneys’ fees, in connection with any and all claims, demands, actual losses, judgments and liabilities (including liabilities for penalties) of whatever kind or nature to the extent arising in connection with this Agreement or the exercise by Agent of any right or remedy granted to it hereunder, except for those arising from Agent’s gross negligence, fraud, bad faith or willful misconduct.  In no event shall Agent be liable to any Pledgor, in the absence of gross negligence, fraud, bad faith or willful misconduct on Agent’s part, for any matter or thing in connection with any such matter.  If and to the extent that the obligations of each Pledgor under this Section 2.4 are unenforceable for any reason, each Pledgor hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law.Further Assurances.  Each Pledgor shall cause to be filed and recorded at its sole cost and expense such UCC financing statements, in all applicable recording offices of each applicable jurisdiction, as are required to perfect the security interest of Agent in the Pledged Collateral (to the extent such interest is able to be perfected by filing), and will promptly provide Agent with certified copies thereof with evidence of recording indicated thereon.  In addition, each Pledgor shall, at such Pledgor’s sole cost and expense, from time to time as reasonably requested by Agent in writing, execute, acknowledge, record, register, file and/or deliver to Agent such other instruments, certificates and documents (including UCC financing statements) as Agent may reasonably request to evidence, confirm, perfect and maintain the liens granted or intended to be granted to Agent by this Agreement, and shall reasonably cooperate with Agent and perform all additional acts which are necessary to effect the purposes of the foregoing, provided that under no circumstances shall any such instruments, certificates, documents and/or additional acts increase such Pledgor’s obligations under this Agreement or otherwise, or require such Pledgor to provide any additional representations or warranties.Transfer by Pledgor.  Each Pledgor agrees that it will not sell, transfer, assign or otherwise dispose of, grant any option with respect to, or mortgage, pledge or otherwise encumber any of the Pledged Collateral or any interest therein, provided that no Event of Default has occurred and is continuing.  Notwithstanding anything stated to the contrary in this Agreement or in any of the other documents evidencing, securing or pertaining to the Loan, nothing contained in this Agreement or in any of such other documents shall limit or impair the right of any of the entities that have a direct or indirect interest in Pledgor from pledging or encumbering their direct or indirect interests in Pledgor pursuant to (i) that certain Amended and Restated Master Repurchase Agreement, dated as of April 28, 2011, as amended by that certain Amendment No. 1 to Amended and Restated Master Repurchase Agreement dated as of May 10, 2011, between KBS GKK Participation Holdings I, LLC, a Delaware limited liability company, and Goldman Sachs Mortgage Company, a New York limited partnership, or (ii) that certain Amended and Restated Master Repurchase Agreement, dated as of April 28, 2011, as amended by that certain Amendment No. 1 to Amended and Restated Master Repurchase Agreement dated as of May 10, 2011, between KBS GKK Participation Holdings II, LLC, a Delaware limited liability company, and Citicorp North America, Inc., a New York corporation.Termination and Release of Pledge.  Upon the Pledge Termination Date, the pledge of the Pledged Collateral contained in this Article II shall terminate without further action of any other Person (provided that all indemnities set forth herein including, without limitation, in Section 2.4 hereof shall survive any such termination) and Agent, at the request and reasonable expense of Pledgor, will, at Pledgor’s expense,  promptly execute and deliver to each Pledgor all instruments or documents, reasonably requested by such Pledgor, acknowledging the satisfaction and termination of such pledge, and will promptly and duly assign, transfer and deliver to such Pledgor (without recourse and without any representation or warranty except that it has not previously encumbered or sold such Pledged Collateral in violation of this Agreement) such of the Pledged Collateral as may be in the possession of Agent and as has not theretofore been sold or otherwise applied or released pursuant to this Agreement, together with any monies at the time held by Agent hereunder.  In the event that any part of the Pledged Collateral is sold in connection with a sale permitted by terms of this Agreement or the Loan Agreement or is otherwise released at the direction of Agent, and the proceeds of such sale or sales or from such release are to be applied in accordance with the terms of this Agreement or the Loan Agreement to the extent required to be so applied, Agent, at the request and reasonable expense of Pledgor, will release such Pledged Collateral from this Agreement, and will duly assign, transfer and deliver to the applicable Pledgor (without recourse and without any representation or warranty except that it has not previously encumbered or sold such Pledged Collateral in violation of this Agreement) such of the Pledged Collateral as is then being (or has been) so sold or released and as may be in possession of Agent and has not theretofore been released pursuant to this Agreement.

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REPRESENTATIONS, WARRANTIES AND COVENANTS

3.1           Representations and Warranties.  Each Pledgor represents and warrants that on the date hereof (which representations and warranties shall be given as of the date hereof and shall survive the execution and delivery of this Agreement and until this Agreement shall expire by its terms):To each of DBILP, 4200 Holdings and DBISPGP’s actual knowledge, such Pledgor is the direct owner of all Pledged Interests, but solely to the extent that the same were directly and/or indirectly conveyed to it by First States Group, L.P. pursuant to that certain Assignment and Assumption, dated as of the date hereof (the “FSG Assignment of Pledged Interests”);

(b)           To each of DBIBLP and DBITRSGP’s actual knowledge, such Pledgor is the direct owner of all Pledged Interests, but solely to the extent that the same were directly and/or indirectly conveyed to it by American Financial TRS, Inc. pursuant to that certain Assignment and Assumption, dated as of the date hereof (the “AF Assignment of Pledged Interests”);

(c)           Such Pledgor has not voluntarily granted any pledge, lien, mortgage, security interest, charge, option or other encumbrance whatsoever since the date of either of the FSG Assignment of Pledged Interests or the AF Assignment of Pledged Interests, as the case may be, except the liens and security interests created by this Agreement;

(d)           Such Pledgor has the full power and authority to pledge the Pledged Collateral owned by it pursuant to this Agreement, to execute, deliver and perform its obligations in accordance with the terms of this Agreement, and, to such Pledgor’s actual knowledge, to do so without the consent or approval of any other Person;

(e)           This Agreement has been duly executed and delivered by such Pledgor;

(f)           This Agreement constitutes a legal, valid and binding obligation of such Pledgor, enforceable against such Pledgor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, moratorium or similar laws affecting the enforcement of creditors’ rights generally and general principles of equity; and

(g)           Once the pledge of the Pledged Collateral hereunder is effective and the related UCC Financing Statements have been filed, Agent will have a valid and legal perfected security interest in all of the Pledged Collateral as to which perfection is governed by filing.

3.2           Covenants.

(a)           Each Pledgor covenants and agrees that it will defend Agent’s security interest in and to the Pledged Collateral against the claims and demands of all other Persons whomsoever claiming an interest through such Pledgor other than against persons affiliated with Gramercy Capital Corp.

(b)           Each Pledgor covenants and agrees that it will take no action with respect to the Pledged Collateral which would violate any of the terms of the Loan Agreement, this Agreement and any other Loan Document.

(c)           Each Pledgor covenants and agrees that it will take no action which would cause any of the representations contained in Section 3.1 to fail to be true in all material respects at any time, except as otherwise permitted by the Loan Documents.

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(d)           Each Pledgor covenants and agrees that it will not consent to or approve the creation of any additional equity interest in the Pledged Entities, except as otherwise permitted by the Loan Documents.

(e)           Each Pledgor covenants and agrees that it will not sell, convey, transfer, assign, pledge, encumber, grant a security interest in or otherwise dispose of any of the Pledged Collateral, except as permitted by the Loan Documents.

(f)            Each Pledgor covenants and agrees that it will not consent to or approve the sale, conveyance, transfer, assignment, pledge, encumbrance, grant of a security interest in or other disposition of such Pledgor’s membership interest in the Pledged Entities unless such Transfer is otherwise permitted by the Loan Documents.

(g)           Each Pledgor covenants and agrees that it shall give Agent not fewer than thirty (30) days’ prior written notice of any proposed change in the name of such Pledgor or the Pledged Entities.

(h)           Each Pledgor covenants and agrees that it shall perform all of its material duties, responsibilities and obligations under the Pledged Entity Organizational Documents to the extent it has authority to do so thereunder and shall diligently and in good faith protect the value of the Pledged Collateral.  Except as permitted by the Loan Documents, each Pledgor shall not, without the prior written consent of the Agent, which consent may be withheld by the Agent in its sole and absolute discretion, take any action which would likely result in the sale, reduction, dilution, cancellation, diminution or conversion of any interest of such Pledgor in the Pledged Entities, or omit to take any action necessary to prevent any such sale, reduction, dilution, cancellation, diminution or conversion, or otherwise take any action or omit to take any action that would likely, in the exercise of the Agent’s reasonable judgment, or diminish the security afforded to the Agent by the Pledged Collateral, other than any loss caused by diminution in value provided that such Pledgor has exercised good faith management in the ordinary course of business.  Without limiting the foregoing and except as may be permitted under the Loan Documents, each Pledgor shall not consent to or permit to occur the admission of any new partner or member in the Pledged Entities the issuance of any additional partnership interests or membership interests or, any other equity interest in the Pledged Entities.

(i)            Each Pledgor covenants and agrees that it shall pay all taxes and other charges against the Pledged Collateral to the extent accruing after the date of this Agreement before such taxes and other charges become delinquent (except to the extent any such taxes or charges are being contested in good faith by such Pledgor and in appropriate proceedings in compliance with the Loan Agreement), shall not use the Pledged Collateral in violation of applicable laws, and shall not suffer to exist any loss, levy, seizure or attachment of the Pledged Collateral, other than any loss caused by diminution in value provided that such Pledgor has exercised good faith management in the ordinary course of business.

(j)            Each Pledgor covenants and agrees that, at the request of the Agent, such Pledgor shall take such actions as the Agent reasonably may require to enforce the terms of its Pledged Entity Organizational Documents or any other contract, agreement or instrument included in, giving rise to, creating, establishing, or evidencing the Pledged Collateral or to collect or enforce any claim for payment or other right or privilege of the Agent hereunder.

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(k)           If any amounts are due from the Pledged Entities to any Pledgor and the obligations to repay such amount is to be evidenced by a separate document or instrument, then as evidence of such obligations, each Pledgor covenants and agrees that it shall cause the Pledged Entities to issue to such Pledgor, as the evidence of any such obligations of the Pledged Entities, to pay Distributions to such Pledgor in the future, a promissory note bearing the legend attached hereto as Exhibit A and which note shall provide that all payments due under such promissory note are, upon the occurrence and continuance of an Event of Default, to be paid directly to Agent as required by and applied as provided in the Loan Documents until the Obligations are paid in full or this Agreement is otherwise terminated as provided herein.  No other evidence of such obligations shall be executed by the Pledged Entities to any Pledgor.

(l)            Each Pledgor covenants and agrees to promptly deliver to the Agent any note or other document or instrument entered into after the date hereof which evidences, constitutes, guarantees or secures any of the Distributions or any right to receive a Distribution, which notes or other documents and instruments shall be accompanied by such endorsements or assignments as the Agent may reasonably require to transfer title to the Agent.

3.3           Covenants of Pledgors Concerning the Pledged Collateral.  Each Pledgor hereby covenants to Agent as follows:Except as otherwise permitted under the Loan Documents, each Pledgor covenants and agrees that it will at all times hereafter during the term of this Agreement continue to hold the percentage interests described in the recitals hereof.

(b)           Except as permitted by the Loan Agreement, each Pledgor covenants and agrees that it will not assent to or enter into any amendment or modification, of any of the Pledged Entity Organizational Documents or otherwise adversely affect the right of such Pledgor or the Agent to the Pledged Collateral without the Agent’s prior written consent.

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ARTICLE IV

FORECLOSURE SALE OF SECURITIES

4.1           No Obligation to Register.  Upon the occurrence and during the continuance of an Event of Default, Agent may be unable to sell any or all of the equity interests in the Pledged Entities and any other securities in the Pledged Collateral (the Pledged Collateral Securities) publicly without registering them under the Securities Act of 1933 as it may be amended, and applicable state securities laws (collectively, the “Securities Laws”).  Agent may be able to register the Pledged Collateral Securities under the Securities Laws but may regard such registration as too expensive or too time-consuming.  If Agent sells the Pledged Collateral Securities without registration, Agent may be required to sell them only in private sales to a restricted group of offerees and purchasers who fulfill certain suitability standards and who will be obliged to agree, among other things, to acquire the Pledged Collateral Securities for their own account for investment and not with a view to distributing or reselling them.  Such a private sale may result in less favorable prices and other terms than a public sale.  Each Pledgor recognizes and acknowledges these realities.  Each Pledgor agrees that a private sale, even under these restrictive conditions, will be considered commercially reasonable notwithstanding that Agent has not registered or sought to register the Pledged Collateral Securities under the Securities Laws, even if such Pledgor agrees to pay all costs of the registration process.Right of Agent to Purchase at No-Action Public Sale.  Each Pledgor is aware that the UCC states that Agent is able to purchase Pledged Collateral Securities only if they are sold at a public sale.  Each Pledgor is also aware that SEC staff personnel have, over a period of years, issued various “No-Action Letters” that describe procedures which, in the view of the SEC staff, permit a foreclosure sale of securities to occur in a manner that is public for purposes of Part 5 of Article 9 of the UCC, yet not public for purposes of Section 4(2) of the Securities Act of 1933.  Each Pledgor is also aware that Agent may wish to purchase Pledged Collateral Securities that are sold at a foreclosure sale, and each Pledgor believes that such purchases would be appropriate in circumstances in which the Pledged Collateral Securities are sold in conformity with the principles set forth in the No-Action Letters.  The UCC permits each Pledgor to agree on the standards for determining whether Agent has complied with its obligations under the UCC.  Each Pledgor specifically agrees that a foreclosure sale conducted in conformity with the principles set forth in the No-Action Letters (i) shall be considered to be a “public” sale for purposes of the UCC; (ii) will be considered commercially reasonable notwithstanding that Agent has not registered the Pledged Collateral Securities under the Securities Laws, even if such Pledgor or any of their respective subsidiaries agree to pay all costs of the registration process; and (iii) shall be considered to be commercially reasonable notwithstanding that Agent purchases Pledged Collateral Securities at such a sale.  Each Pledgor further agrees that forty-five (45) days is a commercially reasonable period for Agent to market the Pledged Collateral Securities pursuant to Article 9 of the UCC.General Standards Applicable to Foreclosure Sales.  Each Pledgor agrees that Agent shall not have any general duty or obligation to make any effort to obtain or pay any particular price for any Pledged Collateral Securities sold by Agent pursuant to this Agreement.  Agent may, in its reasonable discretion, among other things, accept the first offer received, or decide to approach or not to approach any potential purchasers.Further Assurances.  Each Pledgor shall use all reasonable efforts to do or cause to be done all such other acts and things (except that such Pledgor shall not be obligated to register any Pledged Collateral Securities under the Securities Laws or take any action that would involve any material cost, expense, liability or potential liability with respect to the Securities Laws) as may be reasonably necessary to make any sale or sales of Pledged Collateral Securities valid and binding and in compliance with applicable laws, regulations, orders, writs, injunctions, decrees or awards of any and all courts, arbitrators or governmental instrumentalities, domestic or foreign, having jurisdiction over any such sale or sales, all at such Pledgor’s expense.Equitable Remedy.  Each Pledgor agrees that a breach of any of the covenants contained in this Section 4 shall cause irreparable injury to Agent, and that Agent will have no adequate remedy at law in respect of such breach.  As a consequence, each Pledgor agrees that each and every covenant contained in this Section 4 shall be specifically enforceable against each Pledgor and, to the extent permitted by applicable law, each Pledgor waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that an Event of Default has not occurred (or is not continuing) hereunder and under the other Loan Documents.

MISCELLANEOUS

5.1           Survival.  This Agreement and all covenants, agreements, representations and warranties made herein and in the certificates delivered pursuant hereto shall survive the execution and delivery of this Agreement, and shall continue in full force and effect so long as any portion of the Obligations is outstanding and unpaid.  Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the permitted successors and permitted assigns of such party.  All covenants and agreements in this Agreement of each Pledgor shall inure to the benefit of Agent and its successors and assigns.Pledgor Notice and Cure Rights.  Agent hereby covenants and agrees to (i) simultaneously provide Pledgor with copies of all notices of Default or Event of Default sent to Borrower in accordance with the terms of the Loan Documents and (ii) notwithstanding anything stated to the contrary in this Agreement, Agent shall afford Pledgor the right to cure any applicable Default or Event of Default within the time periods prescribed for a Borrower cure of the same under the Loan Documents.

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5.3           GOVERNING LAW.  THIS AGREEMENT WAS NEGOTIATED IN THE STATE OF NEW YORK, WHICH STATE THE PARTIES AGREE HAS A SUBSTANTIAL RELATIONSHIP TO THE PARTIES AND TO THE UNDERLYING TRANSACTION EMBODIED HEREBY, AND IN ALL RESPECTS, INCLUDING, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THEREFORE THE PARTIES TO THIS AGREEMENT AGREE THAT THIS AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE (WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS) AND ANY APPLICABLE LAW OF THE UNITED STATES OF AMERICA.  TO THE FULLEST EXTENT PERMITTED BY LAW, EACH PLEDGOR AND AGENT HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVE ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS AGREEMENT, AND THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK PURSUANT TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.  ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST AGENT OR ANY PLEDGOR ARISING OUT OF OR RELATING TO THIS AGREEMENT MAY AT AGENT’S OPTION BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN THE CITY OF NEW YORK, COUNTY OF NEW YORK, PURSUANT TO SECTION 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW AND EACH PLEDGOR WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTIONS WHICH IT MAY NOW OR HEREAFTER HAVE BASED ON VENUE AND/OR FORUM NON CONVENIENS OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND EACH PLEDGOR HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUIT, ACTION OR PROCEEDING.  SERVICE OF PROCESS IN ANY SUCH SUIT MAY BE MADE UPON SUCH PLEDGOR IN THE MANNER AND AT THE ADDRESS SPECIFIED IN THIS AGREEMENT FOR NOTICES.JURY TRIAL WAIVER.  EACH PLEDGOR AND ALL PERSONS CLAIMING BY, THROUGH OR UNDER IT, HEREBY EXPRESSLY, KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (I) ARISING UNDER THIS AGREEMENT, INCLUDING, WITHOUT LIMITATION, ANY PRESENT OR FUTURE MODIFICATION THEREOF OR (II) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AGREEMENT (AS NOW OR HEREAFTER MODIFIED) OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION IS NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND EACH PLEDGOR HEREBY AGREES AND CONSENTS THAT AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION MAY BE FILED WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT HERETO TO THE WAIVER OF ANY RIGHT TO TRIAL BY JURY.  EACH PLEDGOR ACKNOWLEDGES THAT IT HAS CONSULTED WITH LEGAL COUNSEL REGARDING THE MEANING OF THIS WAIVER AND ACKNOWLEDGES THAT THIS WAIVER IS AN ESSENTIAL INDUCEMENT FOR THE MAKING OF THE LOAN.  THIS WAIVER SHALL SURVIVE THE REPAYMENT OF THE LOAN.Modification; Waiver in Writing.  This Agreement may not be amended or waived, nor shall any consent or approval of Agent be granted hereunder, unless such amendment, waiver, consent or approval is in writing signed by Agent and each Pledgor.Notices.  All notices, consents, approvals and requests required or permitted hereunder shall be given in writing and shall be effective for all purposes if delivered in any of the methods and to the addresses specified in the Loan Agreement.Severability.  Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.Counterparts.  This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.Limitation on Liability.  Notwithstanding anything to the contrary in this Agreement, under no circumstances shall the constituent partners or members in any of the Pledgors (direct or indirect) have any liability for the payment or performance of any of the Pledgors’ obligations hereunder.

[REMAINDER OF PAGE INTENTIONALLY BLANK]

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IN WITNESS WHEREOF, Each Pledgor and Agent have caused this Agreement to be duly executed, all as of the day and year first above written.

PLEDGOR:

FIRST STATES INVESTORS DB I, L.P.,
a Delaware limited partnership

By:	First States Investors DB I GP, LLC,
a Delaware limited liability company,
its general partner

By:
Name:
Title:

Signature Page to Pledge and Security Agreement (FSI)

FIRST STATES INVESTORS 4200 HOLDINGS, LLC, a Delaware limited liability company

By:
Name:
Title:

Signature Page to Pledge and Security Agreement (FSI)

FIRST STATES INVESTORS DB I SP GP, LLC,
a Delaware limited liability company

By:
Name:
Title:

Signature Page to Pledge and Security Agreement (FSI)

FIRST STATES INVESTORS DB I TRS GP, LLC, a Delaware limited liability company

By:
Name:
Title:

Signature Page to Pledge and Security Agreement (FSI)

FIRST STATES INVESTORS DB I B, L.P.,
a Delaware limited partnership

By:	First States Investors DB I B GP, LLC,
a Delaware limited liability company,
its general partner

By:
Name:
Title:

Signature Page to Pledge and Security Agreement (FSI)

AGENT:

GRAMERCY INVESTMENT TRUST, a Maryland real estate investment trust

By:
Name:
Title:

Signature Page to Pledge and Security Agreement (FSI)

EXHIBIT A

PROMISSORY NOTE LEGEND

“THIS NOTE HAS BEEN PLEDGED BY_____________________________________ (THE “PLEDGOR”) TO GRAMERCY INVESTMENT TRUST, a Maryland real estate investment trust (TOGETHER WITH ITS SUCCESSORS AND ASSIGNS, THE “AGENT”) PURSUANT TO A PLEDGE AND SECURITY AGREEMENT DATED AS OF _______, 2011 (THE “AGREEMENT”).  ALL AMOUNTS PAYABLE TO PLEDGOR PURSUANT TO THIS NOTE SHALL BE PAID DIRECTLY TO AGENT AS REQUIRED BY THE AGREEMENT.”

Exhibit H-1

(See Attached)

PAYMENT GUARANTY

THIS PAYMENT GUARANTY (as the same may be amended from time to time, and together with any and all exhibits and schedules which may be attached hereto, this “Agreement” or this “Guaranty”), made as of September 1, 2011, by KBS ACQUISITION HOLDINGS, LLC, a Delaware limited liability company, having an address at c/o KBS Capital Advisors LLC, 620 Newport Center Drive, Suite 1300, Newport Beach, California 92660 (the “Guarantor”), for the benefit of GRAMERCY INVESTMENT TRUST, a Maryland investment trust, having an address at 420 Lexington Avenue, 19th Floor, New York, New York 10170, as agent and initial lender (in such capacity together with its successors in such capacity, the “Agent”).

WITNESSETH:

WHEREAS, First States Investors DB I, L.P., First States Investors DB I B, L.P., First States Investors 4200, LLC, First States Investors DB I SP, L.P., and First States Investors DB I TRS, L.P. (collectively, “Borrower”), are party to a certain Substitute Loan Agreement A, dated as of September 11, 2008, with Gramercy Investment Trust (as successor-in-interest to Deutsche Bank AG, Cayman Islands Branch) and LaSalle Bank National Association, a national banking association, as amended by that certain Omnibus Amendment to Loan Documents, dated as of September 11, 2008 (as amended, the “Loan Agreement”; all capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Loan Agreement), which Loan Agreement evidences a loan made pursuant to the terms thereof in the amount of $69,868,421.05 (the “Loan”);

WHEREAS, Gramercy Capital Corp. (“Original Guarantor”) delivered to Deutsche Bank AG, Cayman Islands Branch (as predecessor-in-interest to Agent) a certain Amended and Restated Guaranty, dated as of September 11, 2008 (the “Original Guaranty”);

WHEREAS, Guarantor or one of its affiliates has acquired all of Original Guarantor’s direct and indirect ownership interests in the Borrower (the “Transferred Interests”);

WHEREAS, Original Guarantor no longer owns any direct or indirect ownership interest in the Borrower;

WHEREAS, Guarantor, as the indirect owner of the Transferred Interests, has derived a substantial economic benefit from the making of the Loan by Agent to Borrower; and

WHEREAS, in order to maintain compliance with the terms of the Loan Documents, Guarantor has agreed to execute and deliver, and Agent has agreed to accept, this Agreement as a replacement in full of the Original Guaranty.

NOW, THEREFORE, in consideration for, and as an inducement to, Agent’s approving of the transfers of the Transferred Interests, and for other good and valuable consideration the legal sufficiency of which and receipt thereof are hereby acknowledged, and notwithstanding any provision to the contrary contained in the Loan Agreement, the Note, the Mortgages or any of the other Loan Documents, including without limitation, any “non-recourse” provision of any such documents, Agent and Guarantor do hereby agree as follows:

1.           Guarantor on behalf of itself and its successor and assigns, does hereby absolutely, unconditionally, irrevocably and personally: (i) guaranty to Agent payment and performance of all of the obligations, representations, covenants, warranties and liabilities of Borrower arising from and after the date of this Agreement under the Loan Agreement and Loan Documents, but expressly excluding any of such obligations, representations, covenants, warranties and liabilities to the extent covered by that certain Environmental Indemnity Agreement of even date herewith executed by Guarantor in favor of Agent and/or to the extent relating to environmental matters or hazardous substances, and (ii) agrees to reimburse Agent for, and hold Agent harmless from and against, any and all losses, damages, claims, expenses, deficiencies, liabilities and costs (including, without limitation, reasonable attorneys’ fees and disbursements) incurred, suffered or sustained by Agent and/or its successors and assigns as a result of or arising out of, in connection with or resulting from, the enforcement of this Agreement against Guarantor (the obligations of Guarantor under clauses “i” and “ii” above being referred to hereinafter, collectively, as “Guarantor’s Obligation”).

2.           It is agreed that the obligations of Guarantor hereunder shall be primary and this Agreement shall be enforceable against Guarantor and its successors and assigns without the necessity for any suit or proceeding of any kind or nature whatsoever brought by Agent against Borrower or its respective successors or assigns or any other party or against any security for the payment of the Guarantor’s Obligation and without the necessity of any notice of non-payment or non-observance or of any notice of acceptance of this Agreement or of any notice of demand to which Guarantor might otherwise be entitled (including, without limitation, diligence, presentment, notice of maturity, extension of time, protest, notice of dishonor or default, change in nature or form of the Guarantor’s Obligation, acceptance of further security, release of further security, imposition or agreement arrived at as to the amount of or the terms of the Guarantor’s Obligation, notice of adverse change in Borrower’s financial condition and any other fact that might materially increase the risk to Guarantor), all of which Guarantor hereby expressly waives. Guarantor hereby expressly agrees that the validity of this Agreement and the obligations of Guarantor hereunder shall in no way be terminated, affected, diminished, modified or impaired by reason of the assertion of or the failure to assert by Agent against Borrower, or its successors or assigns, any of the rights or remedies reserved to Agent pursuant to the provisions of the Loan Agreement, the Note, the Mortgages or any other Loan Documents.  Notwithstanding anything to the contrary in this Agreement, under no circumstances shall the constituent partners or members in Guarantor (direct or indirect) have any liability for the payment or performance of any of Guarantor’s Obligation.

3.           Guarantor waives, and covenants and agrees that it will not at any time insist upon, plead or in any manner whatsoever claim or take the benefit or advantage of, any and all appraisal, valuation, stay, extension, marshaling-of-assets or redemption laws, or right of homestead or exemption, whether now or at any time hereafter in force, that may delay, prevent or otherwise affect the performance by Guarantor of its obligations under, or the enforcement by Agent of, this Agreement. Guarantor further covenants and agrees not to set up or claim any defense, counterclaim, cross-claim, offset, set-off, right of recoupment, or other objection of any kind to any action, suit or proceeding in law, equity or otherwise, or to any demand or claim that may be instituted or made by Agent hereunder other than the defense of the actual timely performance of Guarantor’s Obligations hereunder. Guarantor represents, warrants and agrees that, as of the date hereof, its obligations under this Agreement are not subject to any counterclaims, cross-claims, rights of recoupment, offsets or affirmative or other defenses of any kind against Agent.

4.           Guarantor agrees that any notice or directive given at any time by Guarantor to Agent that is inconsistent with any waiver contained in this Agreement shall be void and may be ignored by Agent, and, in addition, may not be pleaded or introduced as evidence in any litigation relating to this Agreement for the reason that such pleading or introduction would be at variance with the written terms of this Agreement, unless Agent has specifically agreed otherwise in a writing, signed by a duly authorized officer. Guarantor specifically acknowledges and agrees that the foregoing waivers are of the essence of the Loan transaction and that, but for this Agreement and such waivers, Agent would not make the Loan to Borrower.

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5.           The provisions of this Agreement are for the benefit of Agent and its successors and assigns, and nothing herein contained shall impair, as between Borrower and Agent, the obligations of Borrower under the Loan Agreement, the Note, the Mortgages or any of the other Loan Documents.

6.           This Agreement shall be a continuing guaranty and the liability of Guarantor hereunder shall in no way be terminated, affected, modified, impaired or diminished (to the extent permitted by law) by reason of the happening, from time to time, of any of the following, although without notice or the further consent of Guarantor or Guarantor’s successors and assigns:

(a)           any assignment, amendment, modification or waiver of or change in any of the terms, covenants, conditions or provisions of the Loan Agreement, the Note, the Mortgages or any of the other Loan Documents or the invalidity or unenforceability of any of the foregoing; or

(b)           any extension of time that may be granted by Agent to Borrower or Guarantor; or

(c)           any action that Agent or Borrower may take or fail to take under or in respect of any of the Loan Documents or by reason of any waiver of, or failure to enforce any of the rights, remedies, powers or privileges available to Agent under this Agreement or available to Agent at law, equity or otherwise, or any action on the part of Agent or Borrower granting indulgence or extension in any form whatsoever; or

(d)           any dealing, transaction, matter or thing occurring between Agent, Borrower or Guarantor or Guarantor’s successors and assigns; or

(e)           any sale, exchange, release, or other disposition of any property pledged, mortgaged or conveyed, or any property in which Agent has been granted a lien or security interest to secure any indebtedness of Borrower to Agent; or

(f)           any release of any person or entity who may be liable in any manner for the payment and collection of any amounts owed by Borrower to Agent; or

(g)           the application of any sums by whomsoever paid or however realized to any amounts owing by Borrower to Agent in such manner as Agent shall determine in its sole discretion; or

(h)           any Event of Default, whether or not Agent has exercised any of its rights and remedies as set forth in the Loan Agreement or the Mortgages upon the happening of any such Event of Default; or

(i)           Borrower’s and/or Guarantor’s voluntary or involuntary liquidation, dissolution, sale of all or substantially all of their respective assets and liabilities, appointment of a trustee, receiver, liquidator, sequestrator or conservator for all or any part of Borrower’s or Guarantor’s assets, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition or readjustment, or the commencement of other similar proceedings affecting Borrower or Guarantor or any of the assets of either of them, including, without limitation, (A) the release or discharge of Borrower from the payment and performance of its obligations under any of the Loan Documents by operation of law, or (B) the impairment, limitation or modification of the liability of Borrower, its partners or Guarantor in bankruptcy, or of any remedy for the enforcement of the Guarantor’s Obligation, under any of the Loan Documents, or Guarantor’s liability under this Agreement, resulting from the operation of any present or future provisions of the Federal Bankruptcy Code or other present or future federal, state or applicable statute of law or from the decision in any court; or

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(j)            any change in or termination of the ownership interest of Guarantor in Borrower (whether direct or indirect); or

(k)           any conveyance of the Property, whether or not pursuant to a foreclosure sale, a deed in lieu of foreclosure, a transfer through bankruptcy, or otherwise.

7.           Guarantor acknowledges that this Guaranty and Guarantor’s Obligation are and shall at all times continue to be absolute, unconditional and irrevocable in all respects, and shall at all times be valid and enforceable irrespective of any other agreement or circumstances of any nature whatsoever that might otherwise constitute a defense to this Guaranty or the obligations of any other person or party (including, without limitation, Borrower or any other guarantor) relating to this Guaranty or the obligations of Guarantor hereunder.

8.           Guarantor agrees that if at any time all or any part of any payment at any time received by Agent from Borrower or Guarantor under or with respect to this Agreement is or must be rescinded or returned by Agent for any reason whatsoever (including, without limitation, the insolvency, bankruptcy or reorganization of Borrower or Guarantor), then Guarantor’s Obligation hereunder shall, to the extent of the payment rescinded or returned, be deemed to have continued in existence notwithstanding such previous receipt by Agent, and Guarantor’s Obligation hereunder shall continue to be effective or reinstated, as the case may be, as to such payment, as though such previous payment to Agent had never been made,

9.           So long as any amounts remain outstanding under the Loan, Guarantor (a) shall have no right of subrogation against Borrower by reason of any payments or acts of performance by Guarantor in compliance with the obligations of Guarantor hereunder; (b) hereby waives any right to enforce any remedy that Guarantor now or hereafter shall have against Borrower by reason of any one or more payments or acts of performance in compliance with the obligations of Guarantor hereunder; (c) shall subordinate any liability or indebtedness of Borrower now or hereafter held by Guarantor or any affiliate of Guarantor to the obligations of Borrower under the Loan Documents; and (d) shall not file, assert or receive payment on any claim whether now existing or hereafter arising, against Borrower in the event of the commencement of a case by or against Borrower under federal or state insolvency laws.

10.         Guarantor represents and warrants to Agent, with the knowledge that Agent is relying upon the same, as follows:

(a)           Guarantor is solvent and has the legal right to enter into this Agreement and to perform its obligations under the terms hereof;

(b)           to Guarantor’s actual knowledge, there is no action, suit, proceeding or investigation pending or threatened against or affecting Guarantor at law, in equity, in admiralty or before any arbitrator or any governmental department, commission, board, bureau, agency or instrumentality (domestic or foreign) that is likely to result in any material adverse change in the property, assets or condition (financial or otherwise) of Guarantor or that is likely to impair materially the ability of Guarantor to perform its obligations under this Agreement;

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(c)           Guarantor (i) is a duly and solely organized and validly existing limited liability company in good standing under the laws of the State of Delaware, (ii) has the requisite power and authority to carry on its business as now being conducted, and (iii) has the requisite power to execute and deliver, and perform its obligations under, this Agreement and all of the other Loan Documents to which it is a party;

(d)           the execution and delivery by Guarantor of this Agreement, and all of the other Loan Documents to which it is a party, Guarantor’s performance of its obligations hereunder and thereunder (i) have been duly authorized by all requisite action on the part of Guarantor, (ii) will not violate any provision of any legal requirements, any order of any court or other governmental authority, the organizational documents or any indenture or agreement or other instrument to which Guarantor is a party or by which Guarantor is bound, and (iii) other than those obtained or filed on or prior to the date hereof, Guarantor is not required to obtain any consent, approval or authorization from, or to file declaration or statement with, any governmental authority or other agency in connection with or as a condition to the execution, delivery or performance of this Agreement, and all of the other Loan Documents to which it is a party.

(e)           This Agreement, and all of the other Loan Documents executed by Guarantor in connection with the Loan (i) is the legal, valid and binding obligation of Guarantor, enforceable against Guarantor in accordance with its terms, subject to bankruptcy, insolvency, and other limitations on creditors’ rights generally and to equitable principles, and (ii) are not subject to any right of rescission, set-off, counterclaim or defense by Guarantor (including the defense of usury), and Guarantor has not asserted any right of rescission, set-off, counterclaim or defense with respect thereto; and

(f)           all financial statements that have heretofore been furnished by Guarantor to Agent in connection with this Agreement, and all such financial statements that hereafter may be furnished to Agent by Guarantor have been and shall be prepared in accordance with GAAP, shall be consistent in form with prior statements prepared by Guarantor and shall be certified by the Chief Financial Officer of Guarantor (provided no default shall have occurred and be continuing under the Loan, in which event any such statements shall be certified by such independent certified public accountant); and are and shall be true, correct and complete in all material respects and do and shall fairly present the financial condition of Guarantor in all material respects, all as of the respective dates thereof.

11.         As long as this Agreement shall be outstanding, Guarantor shall furnish to Agent, (a) within ninety (90) days after the end of each calendar year or other fiscal year of Guarantor and within sixty-five (65) days after the end of each of the first three calendar quarters (but not commencing until the expiration of the first calendar quarter of 2012), complete and current unaudited financial statements of Guarantor, in form and scope reasonably satisfactory to Agent; and (b) such other financial information relating to Guarantor as Agent may reasonably request upon reasonable prior written notice.

12.         Guarantor and Agent acknowledge and agree that this Agreement is a guaranty of payment and performance and not of collection and enforcement in respect of any of the Guarantor’s Obligation. No exculpatory language contained in any of the other Loan Documents shall in any event or under any circumstances modify, qualify or affect the personal recourse obligations and liabilities of Guarantor hereunder.

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13.         Agent may freely assign any or all of its rights under this Agreement, but any such assignment shall be made only to the subsequent holder of the Note and no such assignment shall increase Guarantor’s Obligation or diminish its rights hereunder. In the event of any such assignment, Agent shall give Guarantor prompt written notice of same, but the consent of Guarantor shall not be required for any such assignment and failure to give such notice shall not affect the validity or enforceability of any such assignment or subject Agent to any liability and Guarantor shall continue to remain bound by and obligated to perform under and with respect to this Agreement. Guarantor shall not assign any of its obligations under this Agreement without the prior consent of the Agent.

14.         The representations, warranties and obligations of Guarantor set forth in this Agreement shall survive until this Agreement shall terminate in accordance with the terms hereof.

15.         This Agreement contains the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements relating to such subject matter and may not be modified, amended, supplemented or discharged except by a written agreement signed by Guarantor and Agent. This Agreement also may be discharged by full performance of the Guarantor’s Obligation in accordance with the terms hereof, or as otherwise provided herein.

16.         If all or any portion of any provision contained in this Agreement shall be determined to be invalid, illegal or unenforceable in any respect for any reason, such provision or portion thereof shall be deemed stricken and severed from this Agreement and the remaining provision and portions thereof shall continue in full force and effect.

17.         All notices, requests, demands and other communications under or in connection with this Agreement shall be in writing and shall be deemed to have been given or made for all purposes when delivered in person to the addresses set forth below or three (3) business days after same is sent by registered or certified mail, return receipt requested, postage prepaid, to the following addresses.

If to Guarantor:	The address listed above

With a copy to:	Greenberg Traurig, LLP
3161 Michelson Drive, Suite 1000
Irvine, CA 92612
Attention: L. Bruce Fischer, Esq.

If to Agent:	The address listed above

With a copy to:	Kirkland & Ellis LLP
300 N. LaSalle Street
Chicago, Illinois
Attention: Andrew Small, Esq.

The above addresses may be changed on written notice given as hereinabove provided. Notices may be sent by a party hereto or on its behalf by its attorney.

18.         This Agreement shall be binding upon Guarantor and its successors and assigns and shall inure to the benefit of Agent and its successors and assigns.

19.         The failure of Agent to enforce any right or remedy hereunder, or promptly to enforce any such right or remedy, shall not constitute a waiver thereof, nor give rise to any estoppel against Agent, nor excuse Guarantor from its obligations hereunder. Any waiver of any such right or remedy to be enforceable against Agent must be expressly set forth in writing signed by Agent.

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20.

(a)           Any suit initiated by Agent against Guarantor or in connection with or arising, directly or indirectly, out of or relating to, this Agreement (an “Action”) may, at Agent’s option, be brought in any state or federal court in the State of New York having jurisdiction over the subject matter hereof. Guarantor hereby submits itself to the jurisdiction of any such court and agrees that service of process against Guarantor in any such action may be effected by any means permissible under federal law or under the laws of the state in which such Action is brought. Guarantor hereby agrees that insofar as is permitted under applicable law, this consent to personal jurisdiction shall be self-operative and no further instrument or action, other than service of process in one of the manners specified in this Guaranty, or as otherwise permitted by law, shall be necessary in order to confer jurisdiction upon Guarantor.

(b)           Guarantor agrees that, provided that service of process is effected upon Guarantor in one of the manners hereinafter specified or as otherwise permitted by law, Guarantor irrevocably waives, to the fullest extent permitted by law, and agrees not to assert, by way of motion, as a defense or otherwise, (i) any objection that Guarantor may have or may hereafter have to the laying of the venue of any Action brought in any court as provided for by this Agreement, (ii) any claim that any Action brought in any such court has been brought in an inconvenient forum, or (iii) any claim that Guarantor is not personally subject to the jurisdiction of such court. Guarantor agrees that, provided that service of process is effected upon Guarantor in one of the manners specified in this Guaranty or as otherwise permitted by law, a final judgment from which Guarantor has not appealed or may not appeal in any Action brought in any such court shall be conclusive and binding upon Guarantor and may, so far as permitted under applicable law, be enforced in the courts of any state or any federal court or in any other courts to the jurisdiction of which it is subject, by a suit upon such judgment and that Guarantor shall not assert any defense, counterclaim or set-off in any such suit upon such judgment.

(c)           Guarantor hereby irrevocably designates and appoints National Registered Agents, Inc., 160 Greentree Drive, Suite 101, Dover, County of Kent, Delaware 19904 (the “Service Agent”) as Guarantor’s authorized agent to accept and acknowledge on Guarantor’s behalf service of any and all process that may be served in any Action.

(d)           Guarantor agrees to execute, deliver and file all such further instruments or documents as may be necessary under the laws of the State of New York or the laws of the United States in order to make effective (i) the appointment of Service Agent as agent for service of process as provided above and (ii) Guarantor’s consent to jurisdiction as provided for in this Guaranty.

(e)           Guarantor hereby consents to process being served in any Action by the mailing of a copy thereof by registered or certified mail, postage prepaid, return receipt requested, to the notice address for Guarantor as set forth in this Guaranty or to Service Agent at the address provided for herein. If Service Agent shall desire to resign as agent for service of process, Guarantor shall substitute a party having an office within the Borough of Manhattan and reasonably acceptable to Agent to act as Service Agent (it being agreed that any such resignation shall not be effective unless and until the replacement Agent agrees in writing to act as Service Agent for service of process). Guarantor hereby agrees that provided that service is made in accordance with this paragraph or as otherwise permitted by law, Guarantor irrevocably waives, to the fullest extent permitted by law, all claim of error in connection with any such service and agrees that such service (i) shall be deemed in every respect effective service of process upon it in any Action, and (ii) shall, to the fullest extent permitted by law, be taken and held to be valid personal service upon and personal delivery to Guarantor.

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(f)            Nothing in this Agreement shall limit Agent’s right to serve process in any manner permitted by law or limit Agent’s right or the right of any of its successors or assigns to bring proceedings against Guarantor in the courts of any jurisdiction(s).

(g)           To the extent that Guarantor has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment before judgment, attachment in aid of execution, execution or otherwise) with respect to Guarantor or Guarantor’s property, Guarantor hereby irrevocably waives such immunity in respect of its obligations under this Agreement.

(h)           As a further inducement to Agent’s making of the Loan to Borrower, and in consideration thereof, Agent and Guarantor each covenant and agree that in any action or proceeding brought on, under or by virtue of this Agreement, Agent and Guarantor each shall and do hereby unconditionally and irrevocably waive trial by jury.

(i)            Guarantor hereby further covenants and agrees to and with Agent that Guarantor may be joined in any action against Borrower in connection with the Loan Agreement, the Note, the Mortgages, or any of the other Loan Documents, solely with respect to the subject matter of this Agreement.

21.         All of Agent’s rights and remedies under the Loan Agreement, the Note, the Mortgages or any of the other Loan Documents or under this Agreement are intended to be distinct, separate and cumulative and no such right or remedy therein or herein mentioned is intended to be in exclusion of or a waiver of any other right or remedy available to Agent.

22.         Guarantor hereby consents that from time to time, before or after any default by Borrower, with or without further notice to or assent from Guarantor, any security at any time held by or available to Agent for any obligation of Borrower, or any security at any time held by or available to Agent for any obligation of any other person or party secondarily or otherwise liable for all or any portion of the Loan, may be exchanged, surrendered or released and any obligation of Borrower, or of any such other person or party, may be changed, altered, renewed, extended, continued, surrendered, compromised, waived or released in whole or in part, or any default with respect thereto waived, and Agent may fail to set off and may release, in whole or in part, any balance of any deposit account or credit on its books in favor of Borrower, or of any such other person or party, and may extend further credit in any manner whatsoever to Borrower, and generally deal with Borrower or any such security or other person or party as Agent may see fit; and Guarantor shall remain bound under this Agreement notwithstanding any such exchange, surrender, release, change, alteration, renewal, extension, continuance, compromise, waiver, action, inaction, extension of further credit or other dealing. This Agreement is independent of, and in addition to, all collateral granted, pledged or assigned under the Loan Documents.

23.         The terms of this Agreement have been negotiated, and this Agreement has been executed and delivered in the State of New York, and it is the intention of the parties hereto that this Agreement be construed and enforced in accordance with the laws of such State.

24.         This Agreement may not be changed orally, but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

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25.         Guarantor shall not wind up, liquidate, or dissolve its affairs or enter into any transaction of merger or consolidation (unless it is the surviving entity thereof), or sell, lease, or otherwise dispose of (or agree to do any of the foregoing) all or substantially all of its property or assets, without Agent’s prior written consent.

26.         This Agreement may be executed in counterparts, which together shall constitute the same instrument.

27.         TO THE FULLEST EXTENT PERMITTED BY LAW GUARANTOR HEREBY IRREVOCABLY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING BROUGHT BY AGENT INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR IN CONNECTION WITH THIS AGREEMENT.

28.        GUARANTOR HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND OF ANY NEW YORK STATE COURT SITTING IN NEW YORK CITY FOR THE PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS. GUARANTOR HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

29.         Notwithstanding anything stated to the contrary herein, this Guaranty shall automatically terminate and shall be of no further force or effect upon satisfaction of the conditions set forth in Section 3.22 of that certain First Amendment to Substitute Loan Agreement A, dated as of the date hereof, by and between FIRST STATES INVESTORS DB I, L.P., a Delaware limited partnership, FIRST STATES INVESTORS DB I B, L.P., a Delaware limited partnership, FIRST STATES INVESTORS 4200, LLC, a Delaware limited liability company, FIRST STATES INVESTORS DB I SP, L.P., a Delaware limited partnership, and FIRST STATES INVESTORS DB I TRS, L.P., a Delaware limited partnership GRAMERCY INVESTMENT TRUST, a Maryland real estate investment trust (as successor-in-interest to Deutsche Bank AG, Cayman Islands Branch) GRAMERCY INVESTMENT TRUST, a Maryland real estate investment trust (as successor-in-interest to Deutsche Bank AG, Cayman Islands Branch), as agent for the Lender and LASALLE BANK NATIONAL ASSOCIATION, a national banking association, as collateral agent for Lender.

NO FURTHER TEXT ON THIS PAGE

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IN WITNESS WHEREOF, Guarantor has executed and delivered this Agreement as of the date and year first above written.

GUARANTOR:

KBS ACQUISITION HOLDINGS, LLC,
a Delaware limited liability company

By:	KBS GKK PARTICIPATION HOLDINGS I, LLC,
a Delaware limited liability company,
its sole member

	By:	KBS DEBT HOLDINGS, LLC,
a Delaware limited liability company,
its sole member

		By:	KBS LIMITED PARTNERSHIP,
a Delaware limited partnership,
its manager

			By:	KBS REAL ESTATE INVESTMENT TRUST, INC.,
a Maryland corporation,
its sole general partner

By:
Name:
Title:

[Signatures continue on next page.]

Signature Page to Payment Guaranty (FSI)

AGENT:

GRAMERCY INVESTMENT TRUST,
a Maryland real estate investment trust

By:
Name:	Roger Cozzi
Title:	President

Signature Page to Payment Guaranty (FSI)

Exhibit H-2

(See Attached)

ENVIRONMENTAL INDEMNITY AGREEMENT

THIS ENVIRONMENTAL INDEMNITY AGREEMENT (this “Indemnity”), is made as of the 1st day of September, 2011, by and among KBS ACQUISITION HOLDINGS, LLC, a Delaware limited liability company (the “Indemnitor” or “Guarantor”), having an address at c/o KBS Capital Advisors LLC, 620 Newport Center Drive, Suite 1300, Newport Beach, California 92660, for the benefit of GRAMERCY INVESTMENT TRUST, a Maryland investment trust, having an address at 420 Lexington Avenue, 19th Floor, New York, New York (“Agent”), as agent for each of the lenders referred to in the Loan Agreement described below.

WITNESSETH:

WHEREAS, First States Investors DB I, L.P., First States Investors DB I B, L.P., First States Investors 4200, LLC, First States Investors DB I SP, L.P., and First States Investors DB I TRS, L.P. (collectively, “Borrower”), are party to a certain Substitute Loan Agreement A, dated as of September 11, 2008, with Agent (as successor-in-interest to Deutsche Bank AG, Cayman Islands Branch) and LaSalle Bank National Association, a national banking association, as amended by that certain Omnibus Amendment to Loan Documents, dated as of September 11, 2008 (as amended, the “Loan Agreement”; all capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Loan Agreement), which Loan Agreement evidences a loan made pursuant to the terms thereof in the amount of $69,868,421.05 (the “Loan”);

WHEREAS, Gramercy Capital Corp. (“Original Indemnitor”) delivered to Deutsche Bank AG, Cayman Islands Branch (Agent’s predecessor-in-interest) a certain Second Amended and Restated Environmental Indemnity Agreement, dated as of September 11, 2008 (the “Original Indemnity”);

WHEREAS, Guarantor or one of its affiliates has acquired all of Original Indemnitor’s direct and indirect ownership interests in the Borrower (the “Transferred Interests”);

WHEREAS, Original Indemnitor no longer owns any direct or indirect ownership interest in the Borrower;

WHEREAS, Indemnitor, as the indirect owner of the Transferred Interests, has derived a substantial economic benefit from the making of the Loan by Agent to Borrower;

WHEREAS, in order to maintain compliance with the terms of the Loan Documents, Indemnitor has agreed to execute and deliver, and Agent has agreed to accept, this Indemnity as a replacement in full of the obligations of Original Indemnitor under the Original Indemnity; and

WHEREAS, Indemnitor has agreed to indemnify and hold Agent and its successors and assigns (for purposes of this Indemnity, Agent and such successors and assigns being sometimes referred to collectively hereinafter as “Agent”) harmless from and against any and all Indemnified Environmental Liabilities (as hereinafter defined) which may be imposed on, incurred by, or asserted against Agent, Collateral Agent and each of their respective parents, subsidiaries, Affiliates, directors, officers, employees, representatives, agents, successors and assigns and attorneys (collectively, the “Indemnified Parties”).

NOW, THEREFORE, in consideration of the premises and the sum of One Dollar in hand paid by Agent to Indemnitor, receipt whereof is hereby acknowledged, Indemnitor, intending to be legally bound, hereby agrees for itself and its successors and assigns as follows:

1.           For purposes of this Indemnity, the following terms have the following meanings:

“Environmental Auditor” means an Independent environmental auditor selected by Indemnitor and approved by Agent, which such approval shall not be unreasonably withheld.

“Environmental Claim” means any notice, notification, request for information, claim, administrative, regulatory or judicial action, suit, judgment, demand or other written communication (whether written or oral) by any Person or Governmental Authority alleging or asserting liability with respect to Indemnitor or the Property (whether for damages, contribution, indemnification, cost recovery, compensation, injunctive relief, investigatory, response, remedial or cleanup costs, damages to natural resources, personal injuries, fines or penalties) arising out of, based on or resulting from (i) the presence, Use or Release into the environment of any Hazardous Substance at any location (whether or not owned, managed or operated by Indemnitor) that affects Indemnitor or the Property, (ii) any fact, circumstance, condition or occurrence forming the basis of any violation, or alleged violation, of any Environmental Law or (iii) any alleged injury or threat of injury to human health, safety or the environment.

“Environmental Reports” means a “Phase 1 Environmental Site Assessment” (and, if such Phase I Environmental Site Assessment identifies any recognized environmental conditions requiring further investigation, a “Phase II Environment Site Assessment” with respect to such recognized environmental conditions) as referred to in the ASTM Standards on Environmental Site Assessments for Commercial Real Estate, E 1527-00 and an asbestos survey, with respect to the Property, prepared by an Environmental Auditor and delivered to Agent and any amendments or supplements thereto delivered to Agent.

“Hazardous Substance” means, collectively, (i) any petroleum or petroleum products or waste oils, explosives, radioactive materials, asbestos, urea formaldehyde foam insulation, polychlorinated biphenyls (“PCBs”), lead in drinking water, lead-based paint and radon, (ii) any chemicals or other materials or substances which are now or hereafter become defined as or included in the definitions of “hazardous substances”, “hazardous wastes”, “hazardous materials”, “extremely hazardous wastes”, “restricted hazardous wastes”, “toxic substances”, “toxic pollutants”, “contaminants”, “pollutants” or words of similar import under any Environmental Law and (iii) any other chemical or any other hazardous material or substance, exposure to which is now or hereafter prohibited, limited or regulated under any Environmental Law.

“Independent” means a Person that (i) does not have any direct financial interest or any material indirect financial interest in Indemnitor or in any Affiliate of Indemnitor, and (ii) is not connected with Indemnitor or any Affiliate of Indemnitor as an officer, employee, trustee, partner, director or person performing similar functions.

“Release” means any active or passive release, spill, emission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, leaching or migration into the indoor or outdoor environment (including, without limitation, the movement of Hazardous Substances through ambient air, soil, surface water, ground water, wetlands, land or subsurface strata).

“Use” means, with respect to any Hazardous Substance, the generation, manufacture, processing, distribution, handling, use, treatment, recycling or storage of such Hazardous Substance or transportation of such Hazardous Substance in connection with or affecting Indemnitor or the Property.

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2.           Indemnitor shall indemnify, reimburse, defend, and hold harmless the Indemnified Parties for, from, and against all demands, claims, actions or causes of action, assessments, losses, damages, liabilities, costs and expenses (including, without limitation, interest, penalties, reasonable attorneys’ fees, disbursements and expenses, and reasonable consultants’ fees, disbursements and expenses (but excluding internal overhead, administrative and similar costs of the Agent and the Collateral Agent) asserted against, resulting to, imposed on, or incurred by any Indemnified Party, directly or indirectly, in connection with any of the following (except to the extent same are caused by the negligence or willful misconduct of any Indemnified Party and except that any Indemnified Party shall not be indemnified against claims resulting from acts or omissions with respect to the applicable Property after the Agent forecloses its Lien or security interest upon the Property or accepts a deed in lieu of foreclosure and is a so-called “mortgagee-in-possession”, unless and to the extent such indemnification relates to any of the following which occurred while Indemnitor owned the related Property (any such demand, claim, action, cause of action, assessment, loss, damage, liability, cost or expense (including, without limitation, interest, penalties, reasonable attorneys’ fees, disbursements and expenses, and reasonable consultants’ fees, disbursements and expenses) relating to any of the following, solely to the extent that the same arise on or after the date of this Indemnity, collectively, the “Indemnified Environmental Liabilities”)):

(a)         events, circumstances, or conditions first occurring and arising after the date hereof which form the basis for an Environmental Claim;

(b)        any pollution or threat to human health or the environment that is related in any way to Indemnitor’s management, use, control, ownership or operation of the applicable Property (including, without limitation, all on-site and off-site activities involving Hazardous Substances), but only to the extent first occurring and first arising after the date hereof, and whether or not the pollution or threat to human health or the environment is described in the Environmental Reports; or

(c)         Any Environmental Claim against any Person whose liability for such Environmental Claim Indemnitor has or may have been assumed or retained either contractually or by operation of law since the date hereof.

3.           The liability of Indemnitor hereunder shall, without however limiting the indemnity provided in the preceding paragraph, extend to and include all reasonable. costs, expenses and attorneys’ fees reasonably incurred or sustained by Agent in making any reasonable investigation on account of any such Indemnified Environmental Liability or in prosecuting or defending any action brought in connection therewith, in obtaining or seeking to obtain a release therefrom and in enforcing any of the agreements herein contained.

4.           In the event of payment, settlement or compromise in good faith of any Indemnified Environmental Liability, in connection with the foregoing, Agent, upon giving Indemnitor ten (10) days’ prior written notice, shall have the right, in good faith, to pay, settle or compromise, or litigate any such Indemnified Environmental Liability under the belief that it is liable therefore, whether liable or not, for without the consent or approval of Indemnitor unless Indemnitor shall protest in writing and simultaneously with such protest deposit with Agent collateral satisfactory to it sufficient to pay and satisfy any penalty or interest which may accrue as a result of such protest with respect to such Indemnified Environmental Liability.

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5.           It is agreed that the obligations of Indemnitor hereunder are primary and this Indemnity shall be enforceable against Indemnitor, and its respective successors and assigns without (i) the necessity for any suit or proceeding of any kind or nature whatsoever brought by Agent or any party against any party or against any security with respect to the Indemnified Environmental Liability, and (ii) the necessity of any notice of non-payment or non-observance or of any notice of acceptance of this Indemnity or of any notice or demand to which Indemnitor might otherwise be entitled (including, without limitation, diligence, presentment, notice of maturity, extension of time, change in nature or form of the Indemnified Environmental Liability, or acceptance of further security, release of further security, imposition or agreement arrived at as to the amount of or the terms of the Indemnified Environmental Liability, notice of adverse change in Indemnitor’s, or any other party’s financial condition and any other fact which might materially increase the risk to Indemnitor), all of which Indemnitor hereby expressly waives. Indemnitor hereby expressly agrees that the validity of this Indemnity and the obligations of Indemnitor hereunder shall in no way be terminated, affected, diminished, modified or impaired by reason of the assertion of or the failure to assert by Agent or any other party against Indemnitor, or any other party or its respective successors or assigns, any of the rights or remedies reserved to Agent, or such other party or pursuant to the provisions of the Note, the Mortgages given to secure the Note or any other Loan Document or other document or agreement. Indemnitor agrees that any notice or directive given at any time to Agent which is inconsistent with the waiver in the sentence preceding the immediately preceding sentence shall be void and may be ignored by Agent, and, in addition, may not be pleaded or introduced as evidence in any litigation relating to this Indemnity for the reason that such pleading or introduction would be at variance with the written terms of this Indemnity, unless Agent has specifically agreed otherwise in a writing, signed by a duly authorized officer. Indemnitor specifically acknowledges and agrees that the foregoing waivers are of the essence of the Loan transaction and that, but for this Indemnity Agreement and such waivers, Agent would decline to make the Loan.

6.           This Indemnity shall be a continuing indemnification and the liability of Indemnitor hereunder shall, except as otherwise provided herein, in no way be terminated, affected, modified, impaired or diminished by reason of the happening, from time to time, of any of the following, without notice or the further consent of Indemnitor, which consent shall not be unreasonably withheld:

(a)         any assignment, amendment, modification or waiver of or change in any of the terms, covenants, conditions or provisions of any of the Loan Documents, or the invalidity or unenforceability of any of the foregoing; or

(b)        any extension of time that may be granted by Agent to Indemnitor or its successors or assigns; or

(c)         any action which Agent may take or fail to take under or in respect of any of the Loan Documents against Indemnitor or any other party thereto, or by reason of any waiver of, or failure to enforce any of the rights, remedies, powers or privileges available to Agent under this Indemnity or available to Agent, or other parties, at law, equity or otherwise, or any action on the part of Agent or any other parties granting indulgence or extension in any form whatsoever; or

(d)        any dealing, transaction, matter or thing occurring between Agent and Indemnitor or any other parties or their respective successors and assigns; or

(e)         any sale, exchange, release, or other disposition of any property pledged, mortgaged, conveyed or otherwise encumbered by any of the Loan Documents, or any property in which Agent has been granted a lien or security interest to secure any indebtedness of Indemnitor to Agent; or

(f)         any release of any person or entity who may be liable in any manner for (i) the payment and collection of any amounts owed by Indemnitor to Agent, or (ii) any matters included within the Indemnified Environmental Liabilities; or

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(g)         the application of any sums by whomsoever paid or howsoever realized to any amounts owing by Indemnitor to Agent in such manner as Agent shall determine in its reasonable discretion; or

(h)        any Event of Default under the Loan Agreement or Mortgages, whether or not Agent has exercised any of its rights and remedies as set forth in the Loan Agreement and/or Mortgages upon the happening of any such Event of Default; or

(i)          Indemnitor’s, its managing member’s or its general partner’s voluntary or involuntary liquidation, dissolution, sale of all or substantially all of their respective assets and liabilities, appointment of a trustee, receiver, liquidator, sequestrator or conservator for all or any part of any of their respective assets, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition or readjustment, or the commencement of other similar proceedings affecting any of the foregoing or any of the respective assets of any of the foregoing, including, without limitation, (i) the release or discharge of any of the foregoing from the payment and performance of their respective obligations under any of the Loan Documents, by operation of law or otherwise, or (ii) the impairment, limitation or modification of the liability of any of the foregoing in bankruptcy, or of any remedy relating to the Indemnified Environmental Liabilities or the indemnification contained herein or Indemnitor’s liability under this Indemnity, resulting from the operation of any present or future provisions of the Federal Bankruptcy Code or other present or future federal, state or applicable statute or law or from the decision in any court; or

(j)          satisfaction and payment of the Indebtedness and termination of the Loan Agreement.

7.           That the failure of Agent to insist upon strict compliance with any of the terms hereof shall not be considered to be nor be deemed to be a waiver of any of such terms nor shall it militate against the right of Agent to insist upon strict compliance herewith at any time thereafter.

8.           That if any provision of this Indemnity shall be contrary to the laws of the jurisdiction in which the same shall be sought to be enforced, the illegality or unenforceability of any such provision shall not affect the other terms, covenants or conditions hereof, and the same shall be binding upon Indemnitor with the same force and effect as though such illegal or unenforceable provision were not contained herein.

9.           All notices, demands, requests and other communications under or in connection with this Indemnity shall be in writing and shall be deemed to have been given or made for all purposes when delivered in person to the addresses set forth below or two (2) business days after same is sent by (a) certified or registered United States mail, postage prepaid, or (b) expedited prepaid delivery service, either commercial or United States Postal Service, with proof of attempted delivery, and by facsimile transmission: if to Agent, at the address set forth above, to the attention of Robert M. Foley and Michael Kavourias with copies to Kirkland & Ellis LLP, 300 N. LaSalle Street, Chicago, Illinois 60654, Attention: Andrew Small; if to Indemnitor, at the address set forth above, Attention: Keith Hall and David Snyder with copies to Greenberg Traurig, LLP, 3161 Michelson Drive, Suite 1000, Irvine, California 92612, Attention L. Bruce Fischer. The above addresses may be changed on written notice given as hereinabove provided.

10.         This Indemnity contains the entire agreement between the parties hereto with respect to the terms, conditions and agreements contained herein and supersedes all prior agreements relating thereto and may not be modified, amended, supplemented or discharged except by a written agreement signed by Indemnitor and Agent.

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11.         THIS INDEMNITY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

12.         This Indemnity may be executed in any number of counterparts, all of which when taken together shall constitute one and the same instrument and either of the parties hereto may execute this Indemnity by signing any such counterpart.

13.         TO THE FULLEST EXTENT PERMITTED BY LAW THE PARTIES HERETO HEREBY IRREVOCABLY WAIVE TRIAL BY JURY IN ANY JUDICIAL PROCEEDING BROUGHT BY EITHER PARTY HERETO INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR IN CONNECTION WITH THIS INDEMNITY.

14.         This Indemnity shall inure to the benefit of the Indemnified Parties and their successors and assigns and shall be binding on Indemnitor and its respective successors and assigns.

15.         INDEMNITOR HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND OF ANY NEW YORK STATE COURT SITTING IN NEW YORK CITY FOR THE PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS INDEMNITY. INDEMNITOR HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

16.         Notwithstanding anything to the contrary contained in this Indemnity, Agent shall not have the right to be indemnified for its own negligence or willful misconduct.

17.         All references to “Indemnitor” in this Indemnity shall be deemed to refer to one or more of the Persons comprising the Indemnitor, as the context requires. Each Person comprising the Indemnitor hereunder shall be jointly and severally liable for the performance of all obligations of the Indemnitor (or any Person comprising the Indemnitor) under this Indemnity and any other Loan Document.

18.         Indemnitor’s obligations under this Indemnity shall be joint and several with the obligations of Borrower under the Original Indemnity.

19.         Solely in connection with facts, circumstances, conditions or occurrences existing as of the date that Borrower repays all sums due under the Loan (the “Repayment Date”), this Indemnity shall survive for a period of two (2) years after the Repayment Date.

20.         Notwithstanding anything to the contrary in this Indemnity, under no circumstances shall the constituent partners or members in Indemnitor (direct or indirect) have any liability for the payment or performance of any of Indemnitor’s obligations hereunder.

[Remainder of Page Intentionally Left Blank;
Signature Pages Follow.]

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IN WITNESS WHEREOF, the parties hereto have caused this Indemnity to be duly executed under the seal as of the day and year first above written.

INDEMNITOR:

KBS ACQUISITION HOLDINGS, LLC,
a Delaware limited liability company

By:	KBS GKK PARTICIPATION HOLDINGS I, LLC,
a Delaware limited liability company,
its sole member

	By:	KBS DEBT HOLDINGS, LLC,
a Delaware limited liability company,
its sole member

		By:	KBS LIMITED PARTNERSHIP,
a Delaware limited partnership,
its manager

			By:	KBS REAL ESTATE INVESTMENT TRUST, INC.,
a Maryland corporation,
its sole general partner

By:
Name:
Title:

[Signatures continue on next page.]

Signature Page to Environmental Indemnity (FSI)

AGENT:

GRAMERCY INVESTMENT TRUST,
a Maryland real estate investment trust

By:
Name:	Roger Cozzi
Title:	President

Signature Page to Environmental Indemnity (FSI)

Exhibit H-3

(See Attached)

GUARANTY OF RECOURSE OBLIGATIONS

Dated as of September 1, 2011

made by

GKK CAPITAL LP,
as Guarantor,

in favor of

GRAMERCY INVESTMENT TRUST,
as Lender

GUARANTY OF RECOURSE OBLIGATIONS

This GUARANTY OF RECOURSE OBLIGATIONS (this “Guaranty”), dated as of September 1, 2011, is made by GKK CAPITAL LP, a Delaware limited partnership, having an address at 420 Lexington Avenue, New York, New York 10170 (“Guarantor”), in favor of GRAMERCY INVESTMENT TRUST, a Maryland real estate investment trust (together with its successors and assigns, hereinafter referred to as “Lender”), having an address at 420 Lexington Avenue, New York, New York 10170.

RECITALS:

A.           Pursuant to that certain Loan Agreement dated as of March 28, 2008 (as the same may be amended, modified, supplemented or replaced from time to time, the “Loan Agreement”) among First States Investors HFS, L.P., a Delaware limited partnership (together with its permitted successors and assigns, “HFS”), First States Investors FPC, L.P., a Delaware limited partnership (together with its permitted successors and assigns, “FPC”), and First States Investors TRS, L.P., a Delaware limited partnership (together with its permitted successors and assigns, “TRS” and, collectively, together with HFS and FPC, “Borrower”) and Lender, Lender made a loan (the “Loan”) to Borrower in an aggregate principal amount not to exceed $75,000,000.00, subject to the terms and conditions of the Loan Agreement;

B.           Pursuant to the Loan Agreement, First States Group, L.P. (“Original Guarantor”) delivered to Lender that certain Guaranty of Recourse Obligations, dated as of March 28, 2008 (the “Original Guaranty”);

C.           Original Guarantor has been released from certain of its obligations and liabilities under the Original Guaranty;

D.           Borrower has requested that Lender extend the term of the Loan pursuant to the terms of that certain Amendment to Loan Agreement, dated as of the date hereof, by and among Borrower, Lender and Guarantor (the “Amendment”); and

E.           Guarantor will derive a substantial economic benefit from the extension of the term of the Loan.

NOW, THEREFORE, in consideration of the premises set forth herein and as an inducement for and in consideration of the agreement of Lender to extend the term of the Loan pursuant to the Amendment, Guarantor hereby agrees, covenants, represents and warrants to Lender as follows:

1.           Definitions.

(a)           All capitalized terms used and not defined herein shall have the respective meanings given such terms in the Loan Agreement.

(b)           The term “Guaranteed Obligations” means (i) Borrower’s Recourse Liabilities first arising or accruing on or after the date hereof, and (ii) from and after the date that any Springing Recourse Event occurs on or after the date hereof, payment of all the Debt as and when the same is due in accordance with the Loan Documents (and whether accrued prior to, on or after such date).

2.           Guaranty.

(a)           Guarantor hereby irrevocably, absolutely and unconditionally guarantees to Lender the full, prompt and complete payment when due of the Guaranteed Obligations.

(b)           All sums payable to Lender under this Guaranty shall be payable on demand and without reduction for any offset, claim, counterclaim or defense.

(c)           Guarantor agrees that no portion of any sums applied (other than sums received from Guarantor in full or partial satisfaction of its obligations hereunder), from time to time, in reduction of the Debt shall be deemed to have been applied in reduction of the Guaranteed Obligations until the earlier of (i) such time as the Debt has been paid in full and (ii) such time as Guarantor shall have made the full payment required hereunder, it being the intention of the parties hereto (subject to clause (ii) of this subsection (c)) that the Guaranteed Obligations shall be the last portion of the Debt to be deemed satisfied.

3.           Representations and Warranties.  Guarantor hereby represents and warrants to Lender as follows (which representations and warranties shall be given as of the date hereof and shall survive the execution and delivery of this Guaranty):

(a)           Organization, Authority and Execution.  Guarantor is a limited partnership duly organized, validly existing and in good standing under the laws of the State of Delaware, and has all necessary power and authority to own its properties and to conduct its business as presently conducted or proposed to be conducted and to enter into and perform this Guaranty and all other agreements and instruments to be executed by it in connection herewith.  This Guaranty has been duly executed and delivered by Guarantor.

(b)           Enforceability.  This Guaranty constitutes a legal, valid and binding obligation of Guarantor, enforceable against Guarantor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally.

(c)           No Violation.  The execution, delivery and performance by Guarantor of its obligations under this Guaranty has been duly authorized by all necessary action, and do not and will not violate any law, regulation, order, writ, injunction or decree of any court or governmental body, agency or other instrumentality applicable to Guarantor, or result in a breach of any of the terms, conditions or provisions of, or constitute a default under, or result in the creation or imposition of any mortgage, lien, charge or encumbrance of any nature whatsoever upon any of the assets of Guarantor pursuant to the terms of Guarantor’s articles of organization, or any mortgage, indenture, agreement or instrument to which Guarantor is a party or by which it or any of its properties is bound.  Guarantor is not in default under any other guaranty which it has provided to Lender.

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(d)           No Litigation.  There are no actions, suits or proceedings at law or at equity, pending or, to Guarantor’s best knowledge, threatened against or affecting Guarantor or which involve or might involve the validity or enforceability of this Guaranty or which would reasonably be expected to result in a Material Adverse Change with respect to the Guarantor.  To the best of Guarantor’s knowledge, Guarantor is not in default beyond any applicable grace or cure period with respect to any order, writ, injunction, decree or demand of any Governmental Authority which might materially adversely affect the financial condition of Guarantor or the ability of Guarantor to perform any of its obligations under this Guaranty.

(e)           Consents.  All consents, approvals, orders or authorizations of, or registrations, declarations or filings with, all Governmental Authorities (collectively, the “Consents”) that are required in connection with the valid execution, delivery and performance by Guarantor of this Guaranty have been obtained and Guarantor agrees that all Consents required in connection with the carrying out or performance of any of Guarantor’s obligations under this Guaranty will be obtained when required.

(f)           Financial Statements and Other Information.  All financial statements of Guarantor heretofore delivered to Lender are true and correct in all material respects and fairly present the financial condition of Guarantor as of the respective dates thereof, and no materially adverse change has occurred in the financial conditions reflected therein since the respective dates thereof.  None of the aforesaid financial statements or any certificate or statement furnished to Lender by or on behalf of Guarantor in connection with the transactions contemplated hereby, and none of the representations and warranties in this Guaranty contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained therein or herein not misleading.  Guarantor is not insolvent within the meaning of the United States Bankruptcy Code or any other applicable law, code or regulation and the execution, delivery and performance of this Guaranty will not render Guarantor insolvent.

(g)           Consideration.  Guarantor is the owner, directly or indirectly, of all of the legal and beneficial equity interests in Borrower.

4.           Financial Statements.  Guarantor shall deliver to Lender, (a) within 120 days after the end of each calendar year, a copy of Guarantor’s unaudited annual financial statements, accompanied by a certificate signed by a senior executive officer of Guarantor certifying, to such officer’s actual knowledge, that such statement is true, correct, complete and accurate in all material respects and presents fairly the financial condition of Guarantor and has been prepared in accordance with GAAP (or such other basis reasonably acceptable to Lender) and (b) 20 days after request by Lender, such other financial information with respect to Guarantor as Lender may reasonably request.

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5.           Unconditional Character of Obligations of Guarantor.

(a)           The obligations of Guarantor hereunder shall be irrevocable, absolute and unconditional, irrespective of the validity, regularity or enforceability, in whole or in part, of the other Loan Documents or any provision thereof, or the absence of any action to enforce the same, any waiver or consent with respect to any provision thereof, the recovery of any judgment against Borrower, Guarantor or any other Person or any action to enforce the same, any failure or delay in the enforcement of the obligations of Borrower under the other Loan Documents or Guarantor under this Guaranty, or any setoff, counterclaim, and irrespective of any other circumstances which might otherwise limit recourse against Guarantor by Lender or constitute a legal or equitable discharge or defense of a guarantor or surety.  Lender may enforce the obligations of Guarantor under this Guaranty by a proceeding at law, in equity or otherwise, independent of any loan foreclosure or similar proceeding or any deficiency action against Borrower or any other Person at any time, either before or after an action against the Property or any part thereof, Borrower or any other Person.  This Guaranty is a guaranty of payment and performance and not merely a guaranty of collection.  Guarantor waives diligence, notice of acceptance of this Guaranty, filing of claims with any court, any proceeding to enforce any provision of any other Loan Document, against Guarantor, Borrower or any other Person, any right to require a proceeding first against Borrower or any other Person, or to exhaust any security (including, without limitation, the Property) for the performance of the Guaranteed Obligations or any other obligations of Borrower or any other Person, or any protest, presentment, notice of default or other notice or demand whatsoever (except to the extent expressly provided to the contrary in this Guaranty).

(b)           The obligations of Guarantor under this Guaranty, and the rights of Lender to enforce the same by proceedings, whether by action at law, suit in equity or otherwise, shall not be in any way affected by any of the following:

(i)           any insolvency, bankruptcy, liquidation, reorganization, readjustment, composition, dissolution, receivership, conservatorship, winding up or other similar proceeding involving or affecting Borrower, the Property or any part thereof, Guarantor or any other Person;

(ii)           any failure by Lender or any other Person, whether or not without fault on its part, to perform or comply with any of the terms of the Loan Agreement, or any other Loan Documents, or any document or instrument relating thereto;

(iii)           the sale, transfer or conveyance of the Property or any interest therein to any Person, whether now or hereafter having or acquiring an interest in the Property or any interest therein and whether or not pursuant to any foreclosure, trustee sale or similar proceeding against Borrower or the Property or any interest therein;

(iv)           the conveyance to Lender, any Affiliate of Lender or Lender’s nominee of the Property or any interest therein by a deed-in-lieu of foreclosure;

(v)           the release of Borrower or any other Person from the performance or observance of any of the agreements, covenants, terms or conditions contained in any of the Loan Documents by operation of law or otherwise; or

(vi)           the release in whole or in part of any collateral for any or all Guaranteed Obligations or for the Loan or any portion thereof.

(c)           Except as otherwise specifically provided in this Guaranty, Guarantor hereby expressly and irrevocably waives all defenses in an action brought by Lender to enforce this Guaranty based on claims of waiver, release, surrender, alteration or compromise and all setoffs, reductions, or impairments, whether arising hereunder or otherwise.

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(d)           Lender may deal with Borrower and Affiliates of Borrower in the same manner and as freely as if this Guaranty did not exist and shall be entitled, among other things, to grant Borrower or any other Person such extension or extensions of time to perform any act or acts as may be deemed advisable by Lender, at any time and from time to time, without terminating, affecting or impairing the validity of this Guaranty or the obligations of Guarantor hereunder.

(e)           No compromise, alteration, amendment, modification, extension, renewal, release or other change of, or waiver, consent, delay, omission, failure to act or other action with respect to, any liability or obligation under or with respect to, or of any of the terms, covenants or conditions of, the Loan Documents shall in any way alter, impair or affect any of the obligations of Guarantor hereunder, and Guarantor agrees that if any Loan Document are modified with Lender’s consent, the Guaranteed Obligations shall automatically be deemed modified to include such modifications.

(f)           Lender may proceed to protect and enforce any or all of its rights under this Guaranty by suit in equity or action at law, whether for the specific performance of any covenants or agreements contained in this Guaranty or otherwise, or to take any action authorized or permitted under applicable law, and shall be entitled to require and enforce the performance of all acts and things required to be performed hereunder by Guarantor.  Each and every remedy of Lender shall, to the extent permitted by law, be cumulative and shall be in addition to any other remedy given hereunder or now or hereafter existing at law or in equity.

(g)           No waiver shall be deemed to have been made by Lender of any rights hereunder unless the same shall be in writing and signed by Lender, and any such waiver shall be a waiver only with respect to the specific matter involved and shall in no way impair the rights of Lender or the obligations of Guarantor to Lender in any other respect or at any other time.

(h)           At the option of Lender, Guarantor may be joined in any action or proceeding commenced by Lender against Borrower in connection with or based upon any other Loan Documents and recovery may be had against Guarantor in such action or proceeding or in any independent action or proceeding against Guarantor to the extent of Guarantor’s liability hereunder, without any requirement that Lender first assert, prosecute or exhaust any remedy or claim against Borrower or any other Person, or any security for the obligations of Borrower or any other Person.

(i)           Guarantor agrees that this Guaranty shall continue to be effective or shall be reinstated, as the case may be, if at any time any payment is made by Borrower or Guarantor to Lender and such payment is rescinded or must otherwise be returned by Lender (as determined by Lender in its sole and absolute discretion) upon insolvency, bankruptcy, liquidation, reorganization, readjustment, composition, dissolution, receivership, conservatorship, winding up or other similar proceeding involving or affecting Borrower or Guarantor, all as though such payment had not been made.

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(j)           In the event that Guarantor shall advance or become obligated to pay any sums under this Guaranty or in connection with the Guaranteed Obligations or in the event that for any reason whatsoever Borrower or any subsequent owner of the Property or any part thereof is now, or shall hereafter become, indebted to Guarantor, Guarantor agrees that (i) the amount of such sums and of such indebtedness and all interest thereon shall at all times be subordinate as to lien, the time of payment and in all other respects to all sums, including principal and interest and other amounts, at any time owed to Lender under the Loan Documents, and (ii) Guarantor shall not be entitled to enforce or receive payment thereof until all principal, Interest and other sums due pursuant to the Loan Documents have been paid in full.  Nothing herein contained is intended or shall be construed to give Guarantor any right of subrogation in or under the Loan Documents or any right to participate in any way therein, or in the right, title or interest of Lender in or to any collateral for the Loan, notwithstanding any payments made by Guarantor under this Guaranty, until the actual and irrevocable receipt by Lender of payment in full of all principal, Interest and other sums due with respect to the Loan or otherwise payable under the Loan Documents.  If any amount shall be paid to Guarantor on account of such subrogation rights at any time when any portion of the Debt is outstanding, such amount shall be paid by Guarantor to Lender for credit and application against such sums due and owing to Lender.

(k)           Guarantor’s obligations hereunder shall survive a foreclosure, deed-in-lieu of foreclosure or similar proceeding involving the Property and the exercise by Lender of any of all of its remedies pursuant to the Loan Documents.

6.           Intentionally Omitted.

7.           Entire Agreement/Amendments.  This instrument represents the entire agreement between the parties with respect to the subject matter hereof.  The terms of this Guaranty shall not be waived, altered, modified, amended, supplemented or terminated in any manner whatsoever except by written instrument signed by Lender and Guarantor.

8.           Successors and Assigns.  This Guaranty shall be binding upon Guarantor, and Guarantor’s estate, heirs, personal representatives, successors and assigns, may not be assigned or delegated by Guarantor and shall inure to the benefit of Lender and its successors and assigns.

9.           Applicable Law and Consent to Jurisdiction.  This Guaranty shall be governed by, and construed in accordance with, the substantive laws of the State of New York.  Guarantor irrevocably (a) agrees that any suit, action or other legal proceeding arising out of or relating to this Guaranty may be brought in a court of record in the City and County of New York or in the Courts of the United States of America located in the Southern District of New York, (b) consents to the jurisdiction of each such court in any such suit, action or proceeding and (c) waives any objection which it may have to the laying of venue of any such suit, action or proceeding in any of such courts and any claim that any such suit, action or proceeding has been brought in an inconvenient forum.  Guarantor irrevocably consents to the service of any and all process in any such suit, action or proceeding by service of copies of such process to Guarantor at its address provided in Section 14 hereof.  Nothing in this Section 9, however, shall affect the right of Lender to serve legal process in any other manner permitted by law or affect the right of Lender to bring any suit, action or proceeding against Guarantor or its property in the courts of any other jurisdictions.

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10.           Section Headings.  The headings of the sections and paragraphs of this Guaranty have been inserted for convenience of reference only and shall in no way define, modify, limit or amplify any of the terms or provisions hereof.

11.           Severability.  Any provision of this Guaranty which may be determined by any competent authority to be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.  To the extent permitted by applicable law, Guarantor hereby waives any provision of law which renders any provision hereof prohibited or unenforceable in any respect.

12.           WAIVER OF TRIAL BY JURY.  GUARANTOR HEREBY WAIVES THE RIGHT OF TRIAL BY JURY IN ANY LITIGATION, ACTION OR PROCEEDING ARISING HEREUNDER OR IN CONNECTION THEREWITH.

13.           Other Guaranties.  The obligations of Guarantor hereunder are separate and distinct from, and in addition to, the obligations of Guarantor now or hereafter arising under any other Guaranties, pursuant to which Guarantor has guaranteed payment and performance of certain other obligations of Borrower described therein.

14.           Notices.  All notices, consents, approvals and requests required or permitted hereunder (a “Notice”) shall be given in writing and shall be effective for all purposes if either hand delivered with receipt acknowledged, or by a nationally recognized overnight delivery service (such as Federal Express), or by certified or registered United States mail, return receipt requested, postage prepaid, or by facsimile and confirmed by facsimile answer back, in each case addressed as follows (or to such other address or Person as a party shall designate from time to time by notice to the other party):

If to Lender:	Gramercy Investment Trust 420 Lexington Avenue 19th Floor New York, New York 10170 Attention: Robert M. Foley and Michael Kavourias Telecopier: (212) 297-1090

With a copy to:	Kirkland & Ellis LLP 300 North LaSalle Chicago, IL 60654 Attention: Andrew D. Small Telecopier: (312) 862-2200

If to Guarantor:	GKK CAPITAL LP 420 Lexington Avenue New York, New York 10170 Attention: Robert M. Foley and Michael Kavourias Telecopier: (212) 297-1090

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With a copy to:	Kirkland & Ellis LLP 300 North LaSalle Chicago, IL 60654 Attention: Andrew D. Small Telecopier: (312) 862-2200

A notice shall be deemed to have been given: in the case of hand delivery, at the time of delivery; in the case of registered or certified mail, when delivered or the first attempted delivery on a Business Day; or in the case of overnight delivery, upon the first attempted delivery on a Business Day.

15.           Guarantor’s Receipt of Loan Documents.  Guarantor by its execution hereof acknowledges receipt of true copies of all of the Loan Documents, the terms and conditions of which are hereby incorporated herein by reference.

16.           Expenses.  Guarantor hereby agrees to pay all reasonable actual costs, charges and expenses, including reasonable attorneys’ fees and disbursements, that may be incurred by Lender in successfully enforcing the covenants, agreements, obligations and liabilities of Guarantor under this Guaranty.

17.           Joint and Several Obligations.  If Guarantor consists of more than one Person, each such Person shall have joint and several liability for the obligations of Guarantor hereunder.

18.           Specific Limitation on Guaranty and Indemnity Obligations.  Guarantor and Lender hereby confirm that it is the intention of Guarantor and Lender that this Guaranty not constitute a fraudulent transfer or fraudulent conveyance (a “Fraudulent Conveyance”) under the Bankruptcy Code, the Uniform Fraudulent Conveyance Act or any other debtor relief law or insolvency law (whether statutory, common law, case law or otherwise) or any jurisdiction whatsoever (collectively, the “Bankruptcy Laws”).  To give effect to the foregoing intention of Guarantor and Lender, each of such parties hereby irrevocably agrees that the Guaranteed Obligations shall be limited to (but shall not be less than) such maximum amount as will, after giving effect to the maximum amount of such obligations and all other liabilities (whether contingent or otherwise) of Guarantor that are relevant under such Bankruptcy Laws, result in the Guaranteed Obligations not constituting a Fraudulent Conveyance under the Bankruptcy Laws, as of the date of execution and delivery of this Guaranty.

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IN WITNESS WHEREOF, Guarantor has executed this Guaranty as of the date first above written.

GKK CAPITAL LP, a Delaware limited partnership

By:
Name: Timothy J. O’Connor
Title: President

Exhibit I

(See Attached)

Exhibit I
CONSENT AND AUTHORIZATION

This Consent and Authorization ("Authorization") is delivered by the undersigned ("Grantor") in accordance with the provisions of that certain Collateral Transfer and Settlement Agreement ("Settlement Agreement"), dated as of September 1, 2011, by and among GKK Stars Acquisition LLC, KBS Acquisition Sub, LLC, KBS GKK Participation Holdings I, LLC, KBS GKK Participation Holdings II, LLC, KBS Debt Holdings Mezz Holder LLC and KBS Acquisition Holdings, LLC.  All capitalized terms used but not defined herein shall have meanings ascribed thereto in the Settlement Agreement.

Grantor, in its capacity as the sole shareholder of American Financial Realty Trust ("AFRT") , which is the sole partner or member of the direct or indirect subsidiary of AFRT that is listed as the borrower on Schedule A attached hereto, hereby grants to the KBS parties referred to above and their respective affiliates the sole and exclusive authority to take all actions necessary or appropriate in connection with obtaining all third party consents required or desired (including, without limitation, consents from the mortgage lenders under the mortgage loans listed in Schedule A attached hereto) in order to effectuate the Transfer of the Equity Interests in the entities described in Schedule A attached hereto from Grantor to Acquisition Co or its applicable designees (the "Third Party Consents").  By exercising the authority granted to it pursuant to this Authorization, the parties referred to above acknowledge and agree that, except for the obligations of Grantor expressly provided in Section 3.7 of the Settlement Agreement, neither Grantor nor any of its Affiliates shall have any responsibility to obtain the Third Party Consents.

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GKK STARS ACQUISITION LLC, a Delaware limited liability company

By:
Name:
Title:

Schedule A

(See attached)

Exhibit J

(See Attached)

EXHIBIT J
TRANSFER ACCEPTANCE CERTIFICATE

This Transfer Acceptance Certificate (this “Certificate”) is delivered by the undersigned (“Assignee”) in accordance with the provisions of that certain Assignment and Assumption (the “Assignment”) to which this Certificate is attached.  All capitalized terms used but not defined herein shall have meanings ascribed thereto in the Assignment.

In accordance with the terms and conditions of the Assignment, by signing below, Assignee hereby agrees that the Assignment shall be considered delivered to Assignor, and accepted by Assignee, as of _______________, 201__.

ASSIGNEE:

[INSERT APPLICABLE ASSIGNEE SIGNATURE BLOCK]

Exhibit K

Intentionally Omitted

Exhibit L

(See Attached)

EXHIBIT L
GKK CAPITAL LP

WRITTEN ACTION BY GENERAL PARTNER
REGARDING THE REVOCATION OF AUTHORITY
OF THE OFFICERS, DIRECTORS AND MANAGERS
OF THE GRAMERCY REALTY ENTITIES

The undersigned, in its capacity as the sole general partner of GKK Capital LP, a Delaware limited partnership (“GKK Capital”), which is the sole member of GKK Stars Junior Mezz 1 LLC (“Junior Mezz 1”), which is the sole member of GKK Stars Junior Mezz 2 LLC (“Junior Mezz 2”), which is the sole member of GKK Stars Acquisition LLC (“Stars Acquisition”), which is the sole shareholder of American Financial Realty Trust (“AFRT”; together with the undersigned, GKK Capital, Junior Mezz 1, Junior Mezz 2, and Stars Acquisition, the “Company”), acting pursuant to Section 17-405(d) of the Delaware Revised Uniform Limited Partnership Act, does hereby consent to the adoption of the following resolutions and directs that this written action be filed among the records of the meetings of AFRT and among the records of the meetings of each of the direct and indirect subsidiaries of AFRT identified on Schedule A hereto (each, a “Gramercy Realty Entity” and collectively, the “Gramercy Realty Entities”):

RESOLVED, that the tenure, title and authority of each of the persons named below (collectively, the “Named Officers”) to act as an officer, director or manager of any and all of the Gramercy Realty Entities is hereby revoked, terminated and ended, effective as of the Effective Date (as defined below), without further action of the Company, any of the Gramercy Realty Entities or any of the Named Officers:

Name	Former Title
Roger M. Cozzi	Chief Executive Officer
Timothy J. O’Connor	President
Robert R. Foley	Chief Operating Officer and Vice President
John W. Clark	Chief Financial Officer and Vice President
Edward J. Matey Jr.	General Counsel and Vice President
Allan B. Rothschild	General Counsel and Vice President
Michael D. Berman	Vice President
Michael J. Crimmins	Vice President
Jarrett T. Wells	Vice President
Robert A. Henofer	Vice President
Sonya A. Huffman	Vice President

; and further

RESOLVED, that in furtherance of, and not in limitation of, the foregoing resolution, the tenure, title and authority of any and all persons in addition to the Named Officers that at any time prior to the Effective Date were named, elected or appointed as officers, directors or managers of any or all of the Gramercy Realty Entities (any such persons, together with the Named Officers, collectively, the “Terminated Officers”) is hereby revoked, terminated and ended, effective as of the Effective Date, without further action of the Company, any of the Gramercy Realty Entities or any of such other persons; and further

RESOLVED, that the foregoing revocations (collectively, the “Revocation of Authority Resolutions”) shall not become operative or effective with respect to a Gramercy Realty Entity unless or until, if ever, the date on which the direct or indirect “Equity Interests” in such Gramercy Realty Entity are “Transferred” to KBS Acquisition Sub, LLC (“KBSAS”) or its affiliate in accordance with, and subject to the terms and conditions of, that certain Collateral Transfer and Settlement Agreement dated September 1, 2011, among Stars Acquisition, KBSAS and certain other parties (the date on which the Equity Interests of a Gramercy Realty Entity are so Transferred is referred to herein as the “Effective Date” of the Revocation of Authority Resolutions for such Gramercy Realty Entity); and further

RESOLVED, that all actions taken and agreements, instruments, reports, documents and regulatory and other notices executed, delivered or filed on or prior to the Effective Date by or through the Terminated Officers are hereby authorized, approved, ratified and confirmed in all respects.

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IN WITNESS WHEREOF, the undersigned has executed this written action effective as of August 15, 2011.

GRAMERCY CAPITAL CORP.,
a Maryland corporation

By:
Name: Roger Cozzi
Title: Chief Executive Officer

SCHEDULE A

Exhibit M

(See Attached)

Exhibit M
CONTRIBUTION AND INDEMNITY AGREEMENT

This CONTRIBUTION AND INDEMNITY AGREEMENT (this “Agreement”) is made and entered into as of ______ __, 2011, [Date as of the PB Capital Loan Entity Transfer], by KBS DEBT HOLDINGS, LLC, a Delaware limited liability company ("Indemnitor"), for the benefit of GRAMERCY CAPITAL CORP., a Maryland corporation ("Indemnitee").

WHEREAS, in connection with a certain mortgage loan extended to First States Investors 3300 B, L.P. ("Borrower") in the stated principal amount of $240,000,000 (the "Loan"), Indemnitee entered into and delivered a certain (i) Recourse Liability Agreement, (ii) Environmental Indemnity, and (iii) Interest Rate Protection Guaranty, each dated as of April 1, 2008, and to and for the benefit of PB Capital Corporation, as agent for the lenders under the Loan (individually and collectively, as the context requires, the "Guaranty"); and

WHEREAS, pursuant to the terms of that certain Collateral Transfer and Settlement Agreement, dated as of September 1, 2011, by and among GKK Stars Acquisition LLC, KBS Acquisition Sub, LLC, KBS Debt Holdings Mezz Holder, LLC, KBS GKK Participation Holdings I, LLC, KBS GKK Participation Holdings II, LLC and KBS Acquisition Holdings, LLC (the "Settlement Agreement"; unless otherwise provided, all capitalized terms used but not defined herein shall have the respective meanings assigned to them in the Settlement Agreement), (i) Indemnitor (or its designated Affiliate) has agreed to acquire 100% of the indirect ownership interests in the Borrower (the "Equity Interests") and (ii) in connection with and as a condition to such acquisition, Indemnitor is required to enter into this Agreement.

NOW, THEREFORE, the parties hereto hereby agree as follows:

1.           Definitions.

(a)         As used herein, the term "Indemnified Obligations" shall mean any and all liabilities, losses, obligations, damages, demands, claims, actions, judgments or other costs for which Indemnitee is or becomes liable under any Guaranty that (i) are not caused by an affirmative action of Indemnitee or any of its Affiliates unrelated to effectuating the Transfers under the Settlement Agreement and (ii) arise from acts or events first occurring after the date that the Equity Interests have been transferred to, and accepted by, Indemnitor or its designated Affiliate.

(b)         Unless otherwise provided, all capitalized terms used but not defined herein shall have the respective meanings assigned to them in the Guaranty.

2.           Reimbursement Obligations.

(a)         Indemnitor hereby covenants and agrees to be liable to Indemnitee for 100% of the Indemnified Obligations.

(b)         If Indemnitee is called upon to pay and actually does pay amounts under or pursuant to any of the Indemnified Obligations, Indemnitor hereby absolutely, irrevocably and unconditionally agrees to reimburse Indemnitee upon demand for all such amounts.

3.           Remedies.  In the event that Indemnitor fails to reimburse Indemnitee as required hereunder within five (5) Business Days following written demand therefor, Indemnitee may exercise any right or remedy available to it at law or in equity, including the right to sue for specific performance hereof, and Indemnitee shall additionally be entitled to interest on the unpaid amount accrued at a rate equal to the lower of 10% per annum and the highest rate permitted by applicable law, and to recover from Indemnitor Indemnitee's out-of-pocket costs incurred in connection with the enforcement of this Agreement, including reasonable attorneys' fees and expenses incurred before and at trial, at all levels, and whether or not suit is instituted.

4.           Indemnitor Waivers.  Indemnitor hereby agrees as follows:

(b)         Indemnitor expressly agrees that until each and every term, covenant and condition of this Agreement which is to be performed by Indemnitor is fully performed, Indemnitor shall not be released by any act or event which might be deemed a legal or equitable discharge or exoneration of a surety, or because of any waiver, extension, modification, forbearance or delay or other act or omission of Indemnitor, or because of any action taken or omitted or circumstance which might vary the risk or affect the rights or remedies of Indemnitor.  Indemnitor hereby expressly waives and surrenders any defense to Indemnitor's liability under this Agreement based upon any of the foregoing acts, omissions, things, agreements, waivers or any of them.  It is the purpose and intent of this Agreement that the obligations of Indemnitor under it shall be absolute and unconditional under any and all circumstances, subject to and in accordance with the terms and conditions of this Agreement.

(c)         Indemnitor waives:

(i)           all statutes of limitations as a defense to any action or proceeding brought against Indemnitor by Indemnitee, to the fullest extent permitted by law;

(ii)          any right it may have to require Indemnitee to pursue any other remedy in Indemnitee's power to pursue;

(iii)         any defense based on any legal disability of Indemnitee and any discharge, release or limitation of the liability of Indemnitor, whether consensual or arising by operation of law or any bankruptcy, reorganization, receivership, insolvency, or debtor relief proceeding;

(iv)         all presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor, notices of acceptance of this Agreement and of the existence, creation, or incurring of new or additional indebtedness, and demands and notices of every kind, except to the extent expressly provided herein;

(v)          any defense based on or arising out of any defense that Indemnitee may have to the payment or performance of any obligation set forth in this Agreement;

(vi)         until all obligations under this Agreement have been paid and performed in full, all rights of subrogation and all rights to enforce any remedy that Indemnitor may have against Indemnitee, all regardless of whether Indemnitor may have made any payments to Indemnitee;

5.           Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

6.           Entire Agreement.  This Agreement constitutes the entire agreement of the parties hereto with respect to the subject matter hereof, incorporates all prior negotiations and understandings with respect to such subject matter and may be amended solely by an instrument in writing executed by all of the parties.

7.           Counterparts.  This Agreement may be executed in multiple counterparts, each of which shall be an original but all of which together shall constitute but one and the same agreement.

8.           Waiver of Jury.  INDEMNITOR, TO THE FULL EXTENT PERMITTED BY LAW, HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY, WITH AND UPON THE ADVICE OF COMPETENT COUNSEL, WAIVES, RELINQUISHES AND FOREVER FORGOES THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO THIS AGREEMENT.

9.           Third Parties Not Benefited.  Nothing in this Agreement shall confer any rights or remedies under or by reason of this Agreement on any person or entity other than the parties and their respective successors and assigns, nor shall anything in this Agreement relieve or discharge the obligation or liability of any third person to any party to this Agreement, nor shall any provision of this Agreement give any third person any right of subrogation or action over or against any party to this Agreement.

10.         Limitations on Liability.   Notwithstanding anything stated to the contrary in this Agreement, under no circumstances shall the members or partners (direct or indirect) in the Indemnitor have any liability for the payment or performance of Indemnitor’s obligations hereunder.

11.         Release of Liability.   Upon indefeasible repayment of all amounts owed under the Loan and full release of Indemnitee of all Indemnified Obligations, Indemnitor shall automatically be released from its obligations under this Agreement.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

INDEMNITOR:

KBS DEBT HOLDINGS, LLC,
a Delaware limited liability company,
its sole member

By:	KBS LIMITED PARTNERSHIP,
a Delaware limited partnership,
its manager

By:	KBS REAL ESTATE INVESTMENT TRUST, INC.,
a Maryland corporation,
its sole general partner

By:
Name:
Title:

Exhibit N-1

(See Attached)

The parties to this Agreement acknowledge that the final guaranty to be entered into based upon and in substantially the same form as the exhibit that follows (i) will be modified to be applicable for liabilities arising from events first occurring after the date such guaranty is executed, and (ii) will be revised to delete the provisions therein relating to financial covenants.

RECOURSE LIABILITY AGREEMENT

This RECOURSE LIABILITY AGREEMENT (this “Agreement”), is made as of April 1, 2008 by GRAMERCY CAPITAL CORP., a Maryland corporation, having an address at 420 Lexington Avenue, New York, New York 10170 (“Guarantor”), to and for the benefit of PB CAPITAL CORPORATION, a Delaware corporation, having an address at 230 Park Avenue, 19th Floor, New York, New York 10169, as agent (in such capacity, “Agent”) for Lenders as more particularly set forth in the Loan Agreement (as hereinafter defined).  All capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Loan Agreement.

WITNESSETH:

WHEREAS, First States Investors 3300 B, L.P., a Delaware limited partnership (“Borrower”) has requested that Lenders make, and Agent administer, a loan in the original principal amount of $240,000,000 to Borrower (the “Loan”) pursuant to that certain Loan Agreement (the “Loan Agreement”) dated as of the date hereof among Borrower, Agent and Lenders, which Loan is evidenced by that certain Promissory Note (the “Note”) dated as of the date hereof in the same amount by Borrower to Agent and secured by, among other things, those certain mortgages, deeds of trust and deeds to secure debt (each, a “Mortgage”, and collectively, the “Mortgages”) dated as of the date hereof by Borrower in favor of Agent encumbering, inter alia, forty-eight (48) parcels of real property and the improvements therein, which are located at the respective addresses set forth on Exhibit A of the Loan Agreement (each a “Property” and collectively, the “Properties”);

WHEREAS, Guarantor is an Affiliate of Borrower and will obtain substantial benefits from Lenders making, and Agent administering, the Loan; and

WHEREAS, to induce Lenders to make, and Agent to administer, the Loan, Guarantor has agreed to indemnify and compensate Agent and Lenders as hereinafter set forth.

NOW, THEREFORE, for and in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged by all parties, Guarantor agrees as follows:

Section 1.  Recourse Liability Events.  Guarantor hereby irrevocably, unconditionally and absolutely agrees to indemnify and hold harmless Agent and Lenders from and against any and all actual loss, cost, damage (excluding consequential damages), liability or expense, including reasonable attorney’s fees and disbursements, suffered or incurred by Agent or Lenders by reason of the occurrence of any of the Recourse Liability Events.

Section 2.  Full Recourse Events.  In the event of the occurrence of any Full Recourse Event, Guarantor hereby irrevocably, unconditionally and absolutely agrees to assume and be responsible for the prompt and complete payments of all principal, Interest, Additional Interest and other sums evidenced by the Note or payable under any other Loan Documents.  Such assumption and responsibility shall occur automatically upon the occurrence of any Full Recourse Event without further action on the part of any Person.

Section 3.  Termination.  The obligations of Guarantor under this Agreement shall terminate automatically upon the actual and irrevocable receipt by Agent of payment in full of all of the Obligations. Notwithstanding the foregoing, Agent shall promptly execute and deliver an instrument at Guarantor’s sole cost and expense evidencing such termination.

Section 4.   Application of Amounts Realized.  In the event Agent has caused a foreclosure sale or has otherwise caused a transfer of any Property, Agent shall not be required to apply any net proceeds of any such sale on account of any sums which are the subject of any obligation of Guarantor pursuant to this Agreement unless such net proceeds shall be in excess of the amount which would satisfy in full all of the Obligations (other than obligations of Guarantor arising pursuant to this Agreement), in which case Agent shall apply such excess, if any, on account of any sums which are the obligation of Guarantor pursuant to this Agreement.

Section 5.  Default Rate.  Any amount payable by Guarantor that is not paid by Guarantor within five (5) Business Days after demand therefor from Agent shall bear interest from the date of such demand at the Default Rate.

Section 6.   Financial Covenants.  Guarantor hereby covenants and agrees that at all times, the Tangible Net Worth (as hereinafter defined) of Guarantor shall not be less than the Required Net Worth (as hereinafter defined) and the Liquidity of Guarantor shall not be less than the Required Liquidity (as hereinafter defined), in each case on a consolidated basis in accordance with GAAP.  For purposes of this Section 6, the following terms are defined as follows:

(a)  “Cash or Cash Equivalents” means (i) cash, (ii) marketable securities issued or directly and fully guaranteed or insured by the United States or any agency or instrumentality thereof (provided, that the full faith and credit of the United States is pledged in support thereof) having maturities of not more than one (1) year from the date of acquisition, (iii) time deposits and certificates of deposit of any commercial bank having, or which is the principal banking subsidiary of a bank holding company organized under the laws of the United States or any State thereof having, capital, surplus and undivided profits aggregating in excess of $200,000,000, with maturities of not more than one (1) year from the date of acquisition by Guarantor, (iv) commercial paper issued by any Person incorporated in the United States rated at least A-1 or the equivalent thereof by Standard & Poor’s Corporation or at least P-1 or the equivalent thereof by Moody’s Investors Service, Inc. and in each case maturing not more than one (1) year after the date of acquisition by Guarantor and (v) investments in money market or mutual funds substantially all of whose assets are comprised of securities of the types described in clauses (i) through (iv) above.

(b)  “Liquidity” shall mean (i) unrestricted and unencumbered Cash or Cash Equivalents and (ii) funds available to Grantor through an undisbursed (in whole or in part), committed (without conditions other than for customary ministerial requirements, such as notices of drawing) line of credit to Guarantor from a banking or other financial institution reasonably acceptable to Agent that shall not expire or mature prior to, and shall otherwise be available to Guarantor through, the next succeeding date on which Guarantor’s Required Liquidity and Required Net Worth are required to be tested.

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(a)  “Required Liquidity” shall mean Liquidity tested on a date which is forty-five (45) days after the end of each Calendar Half equal to Fifty Million Dollars ($50,000,000) .

(b)  “Required Net Worth” shall mean Tangible Net Worth tested on a date which is forty-five (45) days after the end of each Calendar Half equal to Five Hundred Million Dollars ($500,000,000).

(c)  “Tangible Net Worth” means, as of any date, (i) the aggregate amount of (y) all assets of Guarantor which would be reflected on a balance sheet or personal financial statements, plus (z) accumulated depreciation (but excluding therefrom (A) capitalized interest, debt discount and expense, goodwill, patents, trademarks, service marks, tradenames, copyrights, franchises, licenses, amounts due from Affiliates and any other items which would be treated as intangibles under GAAP, (B) write-ups in book value of any asset and (C) any amount, however designated on the balance sheet, representing the excess of the purchase price paid for assets or stock acquired over the value assigned thereto on the books of Guarantor), less (ii) the aggregate amount of all liabilities of Guarantor, including contingent liabilities, which would be reflected on a balance sheet, in each case prepared in accordance with GAAP.

Section 7.  Representations and Warranties.  Guarantor represents and warrants to Agent and Lenders (which representations and warranties shall be given as of the date hereof and shall survive the execution and delivery of this Agreement) that:

(a)  Guarantor is duly organized, validly existing and in good standing under the laws of the state or country first written above and is duly qualified to do business in each jurisdiction where such qualification is necessary to carry on its business. Guarantor has all necessary power and authority to own its properties and to conduct its business as presently conducted or proposed to be conducted.  Guarantor has all necessary power and authority to enter into and perform its obligations under this Agreement.

(b)  This Agreement has been duly executed and delivered, and all necessary actions have been taken to authorize Guarantor to perform its obligations hereunder.

(c)  This Agreement constitutes the legal, valid and binding obligation of Guarantor, enforceable against Guarantor in accordance with its terms, subject only to applicable bankruptcy, insolvency or similar laws generally affecting the enforcement of creditor’s rights.

(d)  The consummation of the transactions herein contemplated, the execution and delivery of this Agreement, and the performance by Guarantor of its obligations hereunder, do not and will not (a) violate any Legal Requirement, (b) result in a breach of any of the terms, conditions or provisions of, or constitute a default under any mortgage, deed of trust, indenture, agreement, permit, franchise, license, note or instrument to which Guarantor is a party or by which Guarantor or any of the Collateral bound, (c) result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the Collateral (except as contemplated by this Agreement and by the other Loan Documents), or (d) violate any provision of Guarantor’s organizational documents.  Guarantor is not in default with respect to any Legal Requirement relating to its formation or organization.

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(e)  All consents, approvals, authorizations or orders of any Person, court or Governmental Authority or any third party that are required in connection with the execution and delivery by Guarantor of this Agreement or to consummate the transactions contemplated hereby have been obtained and are in full force and effect.  Guarantor is not in default with respect to any law, statute, rule, regulation, judgment, license, permit, order, writ injunction or decree of any court or Governmental Authority applicable to Guarantor.

(f)  There are no actions, suits, or proceedings at law or in equity, pending or, to Guarantor’s knowledge, threatened, before or by any Governmental Authority or other Person against or affecting Guarantor, which, if determined adversely, has had or would reasonably be expected to have a Material Adverse Effect.  To Guarantor’s knowledge, there are no actions, suits or proceedings at law or in equity, pending or threatened, before any Governmental Authority or other Person against or affecting, the Collateral or any party thereof, which, if determined adversely, has had or would reasonably be expected to have a Material Adverse Effect.

(g)  To Guarantor’s knowledge, all statements of financial condition and related schedules of Guarantor, if any, heretofore delivered to Agent are true, correct and complete in all material respects, fairly present the financial conditions of the subjects thereof as of the respective dates thereof and have been prepared in accordance with GAAP (except as may be disclosed therein).  To Guarantor’s knowledge, the aforesaid statements of financial condition and related schedules reflect all direct and contingent liabilities of Guarantor as of the date thereof.  To Guarantor’s knowledge, neither the aforesaid statements of financial condition and related schedules nor any certificate, statement, document or information furnished in writing to Agent, Agent’s Counsel or to any other Person at the request of Agent by or on behalf of either Guarantor in connection with or related to the transactions contemplated hereby, nor any representation nor warranty in this Agreement, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained therein or herein not misleading in any material respect.  Guarantor is not the subject of, or has ever been the subject of, any bankruptcy, insolvency, debt relief, reorganization, liquidation, receivership or similar proceeding, or any proceeding seeking the appointment of a conservator, custodian, trustee or similar person or a readjustment of debt or marshalling of assets and liabilities and, to Guarantor’s knowledge, no such proceeding is threatened or imminent.  Both before and immediately after entering into each of the Loan Documents to which they are a party, Guarantor is able to pay its debts and other obligations when due and has a positive net worth.

(h)  Guarantor does not have any offsets, defenses or counterclaims against its obligations under the Loan Documents. Guarantor waives any and all such offsets, defenses and counterclaims, if any.

(i)   To Guarantor’s knowledge, there is no material fact pertaining to Guarantor, the Premises or the other Collateral that Guarantor has not disclosed to Agent prior to the date hereof that would reasonably be expected to have a Material Adverse Effect.

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Section 8.  Liability Not Limited.  Guarantor’s liability hereunder shall not be subject to, limited by or affected in any way by any nonrecourse provisions or provisions limiting liability contained in the Loan Agreement, the Note, any Mortgage or any other Loan Document.  Guarantor agrees that the indemnities made in Sections 1 and 2 hereof and given in this Agreement are separate and distinct from, independent of and in addition to Borrower’s undertakings under the Note, the Mortgages and the other Loan Documents.  Guarantor agrees that a separate action may be brought to enforce the provisions of this Agreement which shall in no way be deemed to be an action on the Note, the Loan Agreement or any other Loan Document.  Guarantor hereby waives the defenses of laches and any applicable statute of limitations.

Section 9.  Unconditional Character of Obligations.

(a)  Obligations.  The obligations of Guarantor hereunder shall be absolute and unconditional, irrespective of the validity, regularity or enforceability, in whole or in part, of the Note, the Loan Agreement, the Mortgages or the other Loan Documents or any provision thereof, or the absence of any action to enforce the same, any waiver or consent with respect to any provision thereof, the recovery of any judgment against Borrower or any other Person or any action to enforce the same, any failure or delay in the enforcement of the obligations of Borrower, Guarantor or any other Person under any Loan Document, or any setoff, counterclaim, recoupment, limitation or termination, and irrespective of any other circumstances which might otherwise limit recourse against Guarantor by Agent or constitute a legal or equitable discharge or defense of a guarantor or surety.  Agent may enforce the obligations of Guarantor hereunder by a proceeding at law, in equity or otherwise, independent of any foreclosure or similar proceeding or any deficiency action against Borrower or any other Person at any time, and either before or after an action against the Collateral or any part thereof, Borrower or any other Person.  Guarantor waives diligence, filing of claims with any court, any proceeding to enforce any provision of the Note, the Loan Agreement, the Mortgages or any other Loan Documents against Borrower or any other Person, any right to require a proceeding first against Borrower or any other Person (or, if Guarantor consists of more than one Person, to proceed against the Persons constituting Guarantor in any particular order), or to exhaust any security (including the Collateral) for the performance of the obligations of Borrower or any other Person, or to cause a marshalling of Borrower’s assets, and any protest, presentment, notice of default or other notice or demand whatsoever.

(b)  Agreement and Collateral.  Without limiting the generality of the provisions of Section 9(a) hereof and except as otherwise limited by applicable law, the obligations of Guarantor under this Agreement, and the rights of Agent to enforce the same by proceedings, whether by action at law, suit in equity or otherwise, shall not be in any way affected by any of the following:

(i)           any insolvency, bankruptcy, liquidation, reorganization, readjustment, composition, dissolution, receivership, conservatorship, winding up or other similar proceeding involving or affecting Borrower, Guarantor or any other Person or the Collateral or any part thereof, including any automatic stay granted pursuant to any provision of a bankruptcy or similar law;

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(ii)          any failure by Agent, any Lender or any other Person, whether or not without fault on its part, to perform or comply with any of the terms of the Loan Agreement, or any other Loan Documents or any document or instrument relating thereto;

(iii)         the sale, transfer or conveyance of the Collateral or any interest therein to any Person, whether now or hereafter having or acquiring an interest in the Collateral or any interest therein and whether or not pursuant to any foreclosure, trustee sale or similar proceeding against Borrower or the Collateral or any part thereof;

(iv)         the conveyance to Agent, any Lender, any Affiliate of Agent or any Lender or Agent’s or any Lender’s nominee of the Collateral or any interest therein by a deed in lieu of foreclosure;

(v)          subject to Section 3 hereof, the release of Borrower, Guarantor or any other Person from the performance or observance of any of the agreements, covenants, terms or conditions contained in any of the Loan Documents by operation of law or otherwise;

(vi)         the release in whole or in part of the Collateral;

(vii)        any failure by Agent to record, register or file any Mortgage, any UCC financing statements or other security document or to otherwise perfect, protect, secure or insure any security interest or lien given as security for the Obligations;

(viii)       any recovery from Guarantor or any other obligor of any of the Obligations, which recovery is obtained under this Agreement or any other guaranty or indemnity executed in connection with the Loan (provided that in no event shall Guarantor be liable hereunder for any Obligations which have already been satisfied by Borrower or another Person); or

(ix)         any accuracy or inaccuracy of any representations or warranties made by Borrower, Guarantor or any other Person in any of the Loan Documents.

(c)  Waiver.  Guarantor hereby expressly and irrevocably waives all defenses in an action brought by Agent to enforce this Agreement based on claims of waiver, release, surrender, alteration or compromise and all setoffs, reductions, or impairments, whether arising hereunder or otherwise.

(d)  Agent’s and Lenders’ Ability to Act.  Agent and Lenders may deal with Borrower, Affiliates of Borrower and the Collateral in the same manner and as freely as if this Agreement did not exist and shall be entitled, among other things, to grant Borrower or any other Person such extension or extensions of time to perform any act or acts as may be deemed advisable by Agent, at any time and from time to time, without terminating, affecting or impairing the validity of this Agreement or the obligations of Guarantor hereunder.

(e)  Changes to Loan Documents and Other Documents.  No compromise, alteration, amendment, modification, extension, renewal, release or other change of, or waiver, consent, delay, omission, failure to act or other action with respect to, any liability or obligation under or with respect to, or of any of the terms, covenants or conditions of, the Note, the Loan Agreement, any Mortgage or the other Loan Documents shall in any way alter, impair or affect any of the obligations of Guarantor hereunder.

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(f)  Agent’s Remedies. Agent may proceed to protect and enforce any or all of its rights under this Agreement by suit in equity or action at law against Guarantor, whether for the specific performance of any covenants or agreements contained in this Agreement or otherwise, or to take any action authorized or permitted under applicable law, and shall be entitled to require and enforce the performance of all acts and things required to be performed hereunder by Guarantor.  All rights, remedies, powers and privileges conferred by the other Loan Documents are cumulative of all other rights, remedies, powers and privileges herein or by law or in equity provided, or provided in any other Loan Document, and shall not be deemed to deprive Agent of any such other legal or equitable rights, remedies, powers and privileges to enforce the conditions, covenants and terms of this Agreement or the other Loan Documents by judicial proceedings or otherwise, and the employment of any rights, remedies, powers and privileges hereunder or otherwise, shall not prevent the concurrent or subsequent employment of any other appropriate rights, remedies, powers and privileges.

(g)  Actions. At the option of Agent, Guarantor may be joined in any action or proceeding commenced by Agent against Borrower in connection with or based upon the Note, the Loan Agreement, the Mortgage or any other Loan Documents and recovery may be had against Guarantor in such action or proceeding or in any independent action or proceeding against Guarantor to the extent of Guarantor’s liability hereunder, without any requirement that Agent first assert, prosecute or exhaust any remedy or claim against Borrower or any other Person, or any security for the obligations of Borrower or any other Person.  Any demand by Agent for payments, or performance of the obligations under, this Agreement upon Guarantor shall not be and shall not be construed to be a release or waiver by Agent of any other obligor with respect to such payment or obligation.

(h)  Continuance or Reinstatement of Agreement  Notwithstanding anything to the contrary contained in this Agreement, Guarantor agrees that this Agreement shall continue to be effective or shall be reinstated, as the case may be, if at any time any payment is made by Guarantor to Agent or any Lender and such payment is rescinded or must otherwise be returned by Agent or such Lender upon insolvency, bankruptcy, liquidation, reorganization, readjustment, composition, dissolution, receivership, conservatorship, winding up or other similar proceeding involving or affecting Guarantor, all as though such payment had not been made.  Agent may, but shall not be required to, litigate or otherwise dispute such rescission or its obligation to make such repayments.

(i)   Payments to Guarantor; Subrogation.  In the event that Guarantor shall advance or become obligated to pay any sums under this Agreement, or in the event that for any reason whatsoever Borrower or any subsequent owner of the Collateral or any part thereof is now, or shall hereafter become, indebted to Guarantor, Guarantor agrees that (i) the amount of such sums and of such indebtedness and all interest thereon shall at all times be subordinate as to lien, the time of payment and in all other respects to all Obligations, including principal and interest and other amounts, at any time owed to Agent and/or Lenders under the Loan Documents, and (ii) Guarantor shall not be entitled to enforce or receive payment thereof until the actual and irrevocable receipt by Agent of payment in full of all Obligations.  Nothing herein contained is intended or shall be construed to give Guarantor any right of subrogation in or under the Loan Documents or any right to participate in any way therein, or in the right, title or interest of Agent or any Lender in or to the Collateral, notwithstanding any payments made by Guarantor under this Agreement, all such rights of subrogation and participation, if any, being hereby expressly postponed until the actual and irrevocable receipt by Agent of payment in full of all Obligations.  If any amount shall be paid to Guarantor by reason of the payment of sums by Guarantor under this Agreement at any time when any such sums due and owing to Agent and/or Lenders shall not have been fully paid, such amount shall be paid by Guarantor to Agent for credit and application against such sums due and owing to Agent and/or Lenders.

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(j)  Effect of Foreclosure, Exercise of Remedies. Guarantor’s obligations hereunder shall continue notwithstanding a foreclosure, deed in lieu of foreclosure or similar proceeding or transaction involving the Mortgaged Property or any part thereof or other exercise by Agent of the other remedies under the Loan Documents, at law or in equity.

Section 10.  Intentionally Omitted.

Section 11.  Rights of Agent.  Unless expressly provided to the contrary in any particular instance, with respect to any and all rights of Agent to (a) give or withhold any consent, approval or other authorization requested by Guarantor with respect to this Agreement, (b) make any election or exercise any option granted herein, (c) make any decision, judgment or determination with respect hereto, (d) modify or amend this Agreement or waive any obligation of Guarantor hereunder or grant any extension of time for performance of the same or (e) take or omit to take any other action of any kind whatsoever, Agent shall, to the maximum extent permitted by law, have the right, and Guarantor expressly acknowledges Agent’s right, in each instance, to make or give the same or take such action or to omit to take such action, as the case may be, in its sole and absolute discretion.

Section 12.  Further Assurances.  Guarantor promptly shall make, execute or endorse, and acknowledge and deliver or file or cause the same to be done, all such vouchers, invoices, notices, certifications, instruments, additional agreements, undertakings, conveyances, deeds of trust, mortgages, transfers, assignments, financing statements or other assurances, and take all such other action, as Agent may, from time to time, reasonably determine to be necessary or proper in connection with this Agreement or any of the other Loan Documents, the obligations of Guarantor hereunder or thereunder, or for better assuring and confirming unto Agent and Lenders the full benefits and rights granted or purported to be granted by this Agreement or the other Loan Documents; provided that none of the foregoing shall increase the obligations or liabilities of Guarantor or any of its respective Affiliates hereunder or under the other Loan Documents in excess of the obligations or liabilities intended to be provided herein or in the other Loan Documents or decrease such Person’s rights hereunder or under the other Loan Documents to less than what they were prior to the execution of such documents, instruments or agreements.

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Section 13.  Amendment, Waivers, Consents and Approvals.  No failure or delay of Agent in exercising any power or right hereunder or to demand payment for any sums due pursuant to this Agreement or any other Loan Document, shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power.  No waiver of any provision of this Agreement or in any of the other Loan Documents or consent to any departure by Guarantor or any other Person therefrom shall in any event be effective unless signed in writing by Agent, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.  Consents, approvals and waivers granted by Agent for any matters covered under this Agreement or any Loan Document shall not be effective unless signed in writing by Agent, and such consents, approvals and waivers shall be narrowly construed to cover only the parties and facts identified in any such consent, approval or waiver.  No notice or demand on Guarantor or any other Person in any case shall entitle Guarantor or such Person to any other or further notice or demand in similar or other circumstances.  Unless expressly provided to the contrary, any consents, approvals or waivers of Agent or Lenders pursuant to this Agreement or any other Loan Documents shall be granted or withheld in Agent’s or Lenders’ sole discretion, as the case may be.  No amendment, modification or termination of any provision of this Agreement shall be effective unless in writing and signed by Guarantor and Agent.

Section 14.  Binding Effect.  This Agreement shall be binding upon Guarantor and its heirs, legatees, personal representatives, successors and assigns, and shall inure to the benefit of and shall be enforceable by Agent, Lenders and their respective successors and assigns.

Section 15.   Counterparts.  This Agreement may be executed in any number of counterparts each of which shall be deemed an original, and all of which when taken together shall be one and the same Agreement.

Section 16.   Notices.  Any notice, demand, request, consent, approval or other communication, which any party hereto may be required or may desire to give hereunder, shall be made in accordance with Section 12.12 of the Loan Agreement to the party to whom notice is being given, in any of the foregoing cases, at the address set forth below:

Agent:	PB Capital Corporation
230 Park Avenue, 19th Floor
New York, New York  10169
Attention:  Real Estate Portfolio Management

with a copy to:

Kaye Scholer LLP
425 Park Avenue
New York, New York  10022
Attention:  Warren J. Bernstein, Esq.

Borrower	First States Investors 3300 B, L.P.
c/o American Financial Realty Trust
c/o Gramercy Capital Corp.
420 Lexington Avenue, 19th Floor
New York, NY  10170
Attention:  Marc Holliday

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with copies to:

First States Investors 3300 B, L.P.
c/o American Financial Realty Trust
c/o Gramercy Capital Corp.
420 Lexington Avenue, 19th Floor
New York, NY  10170
Attention:  Office of the General Counsel

and

Greenberg Traurig, LLP
200 Park Avenue
New York, New York  10116
Attention:  Robert J. Ivanhoe, Esq.

Guarantor:	Gramercy Capital Corp.
420 Lexington Avenue
New York, NY  10170
Attention:  Office of the General Counsel

with a copy to:

Greenberg Traurig, LLP
200 Park Avenue
New York, NY  10116
Attention:  Robert Ivanhoe, Esq.

Any party may change its address for purposes of this Agreement by giving notice of such change to the other parties pursuant to this Section 16.  All such notices, certificates, demands, requests, approvals, waivers and other communications given pursuant to this Section 16 shall be effective when received or refused at the address specified as aforesaid.

Section 17.  Severability.  In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect in a particular jurisdiction or as to particular Persons or circumstances, the validity, legality and enforceability of the remaining provisions contained herein (or the effectiveness of the invalid, illegal or unenforceable provision in a different jurisdiction or as to different Persons or circumstances) shall not in any way be affected or impaired thereby.  The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

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Section 18.  Captions.  The captions, headings and arrangements used in this Agreement are for convenience only and do not in any way affect, limit, amplify or modify the terms and provisions hereof.

Section 19.  Governing Law; Choice of Forum; Consent to Service of Process and Jurisdiction; Waiver of Trial by Jury.  This Agreement shall be governed by, and construed in accordance with, the substantive and procedural laws of the State of New York.  Guarantor irrevocably (a) agrees that any suit, action or other legal proceeding arising out of or relating to this Agreement, the Note or the other Loan Documents may be brought in (i) the courts of the United States of America located in the Southern District of New York or the District where any Property is located or (ii) in the state courts of the State and County of New York or the state courts of the State and County where any Property is located, (b) consents to the jurisdiction of each such court in any such suit, action or proceeding and (c) waives any objection which it may have to the laying of venue of any such suit, action or proceeding in any of such courts and any claim that any such suit, action or proceeding has been brought in an inconvenient forum.  Guarantor irrevocably consents to the service of any and all process in any such suit, action or proceeding by service of copies of such process to Guarantor at its address provided in Section 16 hereof, as the same may be changed pursuant to Section 16 hereof.  Nothing in this Section 19, however, shall affect the right of Agent to serve legal process in any other manner permitted by law or affect the right of Agent to bring any suit, action or proceeding against Guarantor or its property in the courts of any other jurisdiction.  EACH OF GUARANTOR AND LENDER (BY ITS ACCEPTANCE OF THIS AGREEMENT) HEREBY WAIVES, AND AGENT, BY ACCEPTANCE OF THIS AGREEMENT HEREBY WAIVES TRIAL BY JURY IN ANY SUIT, ACTION OR PROCEEDING BROUGHT IN CONNECTION WITH THIS AGREEMENT, WHICH WAIVER IS INFORMED AND VOLUNTARY.

Section 20.   Definitional Provisions.  For purposes of this Agreement, (a) defined terms used in the singular shall import the plural and vice-versa; (b) the words “hereof,” “herein,” “hereunder” and similar terms when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; (c) the words “include” and “including” wherever used in this Agreement shall be deemed to be followed by the words “without limitation” and (d) all of the agreements or instruments referred to in this Agreement shall mean such agreements or instruments as the same may, from time to time, be modified, supplemented or amended, or the terms thereof waived or modified to the extent permitted by, and in accordance with, the terms and conditions thereof and of this Agreement and the other Loan Documents.

Section 21.    No Other Party Beneficiary.  This Agreement is for the sole benefit of Agent, Lenders and their successors and assigns, and is not for the benefit of any other party.  Nothing contained in this Agreement shall be deemed to confer upon anyone other than Agent, Lenders and their successors and assigns any right to insist upon or to enforce the performance or observance of any of the obligations contained herein.

Section 22.     Entire Agreement.  This Agreement and the other Loan Documents constitute the entire agreement between the parties hereto with respect to the subject matter hereof and supersede all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter contained in this Agreement.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

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IN WITNESS WHEREOF, Guarantor has executed this instrument the day and year first above written.

GUARANTOR:

GRAMERCY CAPITAL CORP.,
a Maryland corporation

By:
	Name:	Andrew S. Levine
	Title:	Vice President

Exhibit N-2

(See Attached)

The parties to this Agreement acknowledge that the final guaranty to be entered into based upon and in substantially the same form as the exhibit that follows, will be modified to be applicable for liabilities arising from events first occurring after the date such guaranty is executed.

INTEREST RATE PROTECTION GUARANTY

made by

GRAMERCY CAPITAL CORP.,
as Guarantor,

in favor of

PB CAPITAL CORPORATION,
as Agent for Lenders,

and

LENDERS

INTEREST RATE PROTECTION GUARANTY

This INTEREST RATE PROTECTION GUARANTY (this “Guaranty”), dated as of April 1, 2008, made by GRAMERCY CAPITAL CORP., a Maryland corporation, having an address at 420 Lexington Avenue, New York, New York 10170 (“Guarantor”), in favor of PB CAPITAL CORPORATION, a Delaware corporation, having an address at 230 Park Avenue, 19th Floor, New York, New York 10169, as agent (in such capacity, “Agent”) for Lenders as more particularly set forth in the Loan Agreement (as hereinafter defined), and said Lenders.  All capitalized terms used but not otherwise defined herein shall have the respective meanings set forth in the Loan Agreement.

WITNESSETH:

WHEREAS, First States Investors 3300 B, L.P., a Delaware limited partnership (“Borrower”), Agent and Lenders have, concurrently with the execution and delivery of this Guaranty, entered into that certain Loan Agreement dated as of the date hereof (the “Loan Agreement”) pursuant to which Lenders have agreed to make, and Agent has agreed to administer, a loan to Borrower in the maximum principal amount of $240,000,000 (the “Loan”), upon the terms and conditions set forth in the Loan Agreement;

WHEREAS, the execution and delivery of this Guaranty by Guarantor is a condition precedent to the obligation of Lenders to make, and Agent to administer, the Loan;

WHEREAS, Guarantor acknowledges that it will materially benefit from Lenders making, and Agent administering, the Loan to Borrower; and

WHEREAS, to induce Lenders to make, and Agent to administer, the Loan, Guarantor has agreed to execute and deliver this Guaranty.

NOW, THEREFORE, in consideration of the premises and of the mutual conditions contained herein, including Agent’s and Lenders’ entering into the Loan Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Guarantor hereby agrees as follows:

SECTION 1.  Guaranty.

(a)  Guaranteed Obligations. Guarantor hereby absolutely and unconditionally guarantees to Agent and Lenders the payment and performance by Borrower of its obligations under Section 2.7 of the Loan Agreement as and when required thereunder and, without limiting the foregoing, Guarantor hereby agrees to pay to Agent promptly any costs and expenses from time to time actually incurred by Agent and Lenders in the event that Borrower fails to pay and/or perform said obligations pursuant to Section 2.7 of the Loan Agreement, including (i) costs and expenses incurred by Agent and Lenders if Agent exercises its remedies pursuant to Section 2.7(d) of the Loan Agreement, (ii) all sums payable by Borrower pursuant to any Interest Rate Protection Agreement following an Event of Default, including in connection with any termination thereof, and (iii) all sums that any counterparty to an Interest Rate Protection Agreement required to have been entered into pursuant to Section 2.7 of the Loan Agreement would have been required to pay to Borrower or Agent thereunder had such Interest Rate Protection Agreement been entered into in accordance with the Loan Agreement (e.g., interest that accrues at the LIBOR Rate applicable to a LIBOR Rate Period of one (1) month in excess of six and one-quarter of one percent (6.25%) per annum).

(b)  Termination. The obligations of Guarantor under this Guaranty shall, except to the extent that any obligations exist and are unpaid or not performed in full on such date, terminate automatically upon the actual receipt by Agent of indefeasible payment in full of all principal, Interest, Additional Interest, all other Obligations and sums payable to Agent and Lenders pursuant to this Guaranty and the other Loan Documents. Notwithstanding the foregoing, Agent shall promptly execute and deliver an instrument at Guarantor’s sole cost and expense evidencing such termination.

SECTION 2.  Intentionally Omitted.

SECTION 3.  Representations and Warranties. Guarantor hereby represents and warrants to Agent and Lenders as follows (which representations and warranties shall be given as of the date hereof and shall survive the execution and delivery of this Guaranty):

(a)  Organization.  Guarantor is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland and is qualified to do business in each other jurisdiction where such qualification is necessary to carry on its business.  Guarantor has all necessary power and authority to own its properties and to conduct its business as presently conducted or proposed to be conducted.  Guarantor has all necessary power and authority to enter into and perform its obligations under this Guaranty.

(b)  Authority.  This Guaranty has been duly executed and delivered, and all necessary actions have been taken to authorize Guarantor to perform its obligations hereunder and thereunder.

(c)  Valid and Binding Obligation.  This Guaranty constitutes the legal, valid and binding obligation of Guarantor, enforceable against Guarantor in accordance with its terms, subject only to applicable bankruptcy, insolvency or similar laws generally affecting the enforcement of creditor’s rights.

(d)  No Violation.  The consummation of the transactions herein contemplated, the execution and delivery of this Guaranty, and the performance by Guarantor of its obligations hereunder, do not and will not (a) violate any Legal Requirement, (b) result in a breach of any of the terms, conditions or provisions of, or constitute a default under any mortgage, deed of trust, indenture, agreement, permit, franchise, license, note or instrument to which Guarantor is a party or by which Guarantor or any of the Collateral bound, (c) result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the Collateral (except as contemplated by the other Loan Documents), or (d) violate any provision of the organizational documents of Guarantor.  Guarantor is not in default with respect to any Legal Requirement relating to its formation or organization, to the extent such default would reasonably be expected to have a Material Adverse Effect.

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(e)  Litigation.  There are no actions, suits, or proceedings at law or in equity, pending or, to Guarantor’s knowledge, threatened, before or by any Governmental Authority or other Person against or affecting Guarantor, which, if determined adversely, has had or would reasonably be expected to have a Material Adverse Effect.  To Guarantor’s knowledge, there are no actions, suits or proceedings at law or in equity, pending or threatened, before any Governmental Authority or other Person against or affecting, the Collateral or any party thereof, which, if determined adversely, has had or would reasonably be expected to have a Material Adverse Effect.

(f)  No Offsets or Defenses.  Guarantor has no offsets, defenses or counterclaims against its obligations hereunder.  Guarantor waives any and all such offsets, defenses and counterclaims, if any, of Guarantor.

(g)  Consents.  All consents, approvals, orders or authorizations of, or registrations, declarations or filings with, or other actions with respect to or by, any Governmental Authorities that are required in connection with the valid execution, delivery and performance by Guarantor of this Guaranty have been obtained and are in full force and effect.

(h)  Financial Statements and Other Information.  To Guarantor’s knowledge, all statements of financial condition and related schedules of Guarantor, if any, heretofore delivered to Agent are true, correct and complete in all material respects, fairly present the financial conditions of the subjects thereof as of the respective dates thereof and have been prepared in accordance with GAAP (except as may be disclosed therein).  To Guarantor’s knowledge, the aforesaid statements of financial condition and related schedules reflect all direct and contingent liabilities of Guarantor as of the date thereof.  To Guarantor’s knowledge, neither the aforesaid statements of financial condition and related schedules nor any certificate, statement, document or information furnished to Agent, Agent’s Counsel or to any other Person at the request of Agent by or on behalf of Guarantor in connection with or related to the transactions contemplated hereby, nor any representation nor warranty in this Guaranty, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained therein or herein not misleading in any material respect.  Guarantor is not the subject of, or has ever been the subject of, any bankruptcy, insolvency, debt relief, reorganization, liquidation, receivership or similar proceeding, or any proceeding seeking the appointment of a conservator, custodian, trustee or similar person or a readjustment of debt or marshalling of assets and liabilities and, to Guarantor’s knowledge, no such proceeding is threatened or imminent.  Both before and immediately after entering into each of the Loan Documents to which Guarantor is a party, Guarantor is able to pay its debts and other obligations when due and has a positive net worth.

(i)  Disclosure of Material Fact.  To Guarantor’s knowledge, there is no material fact pertaining to Guarantor that Guarantor has not disclosed to Agent prior to the date hereof that would reasonably be expected to have a Material Adverse Effect.

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SECTION 4.  Unconditional Character of Obligations of Guarantor.

(a)  Obligations. The obligations of Guarantor hereunder shall be absolute and unconditional, irrespective of the validity, regularity or enforceability, in whole or in part, of the Note, the Loan Agreement, any Mortgage or the other Loan Documents or any provision thereof, or the absence of any action to enforce the same, any waiver or consent with respect to any provision thereof, the recovery of any judgment against Borrower or any other Person or any action to enforce the same, any failure or delay in the enforcement of the obligations of Borrower, Guarantor or any other Person under any Loan Document, or any setoff, counterclaim, recoupment, limitation or termination, and irrespective of any other circumstances which might otherwise limit recourse against Guarantor by Agent or constitute a legal or equitable discharge or defense of a guarantor or surety.  Agent may enforce the obligations of Guarantor under this Guaranty by a proceeding at law, in equity or otherwise, independent of any loan foreclosure or similar proceeding or any deficiency action against Borrower or any other Person at any time, and either before or after an action against the Collateral or any part thereof, Borrower or any other Person.  This Guaranty is a guaranty of payment and performance and is not a guaranty of collection.  Guarantor waives diligence, notice of acceptance of this Guaranty, filing of claims with any court, any proceeding to enforce any provision of the Note, the Loan Agreement, any Mortgage or any other Loan Documents against Borrower or any other Person, any right to require a proceeding first against Borrower or any other Person, or to exhaust any security (including the Collateral) for the performance of the obligations of Borrower or any other Person, or to cause a marshalling of the assets of any Person, and any protest, presentment, notice of default or other notice or demand whatsoever, and Guarantor hereby covenants and agrees that Guarantor shall not be discharged of its obligations until they are terminated in accordance with Section 1(b) hereof.

(b)  Guaranty and Collateral. Without limiting the generality of the provisions of Section 4(a) hereof and except as otherwise limited by applicable law, the obligations of Guarantor under this Guaranty, and the rights of Agent to enforce the same by proceedings, whether by action at law, suit in equity or otherwise, shall not be in any way affected by any of the following:

(i)           any insolvency, bankruptcy, liquidation, reorganization, readjustment, composition, dissolution, receivership, conservatorship, winding up or other similar proceeding involving or affecting Borrower, Guarantor or any other Person or the Collateral or any part thereof, including any automatic stay granted pursuant to any provision of a bankruptcy or similar law;

(ii)          any failure by Agent, any Lender or any other Person, whether or not without fault on its part, to perform or comply with any of the terms of the Loan Agreement, or any other Loan Documents or any document or instrument relating thereto;

(iii)         the sale, transfer or conveyance of the Collateral or any interest therein to any Person, whether now or hereafter having or acquiring an interest in the Collateral or any interest therein and whether or not pursuant to any foreclosure, trustee sale or similar proceeding against Borrower or the Collateral or any part thereof;

(iv)         the conveyance to Agent, any Lender, any Affiliate of Agent or any Lender or Agent’s or any Lender’s nominee of the Collateral or any interest therein by a deed in lieu of foreclosure;

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(v)          the release of Borrower, Guarantor or any other Person from the performance or observance of any of the agreements, covenants, terms or conditions contained in any of the Loan Documents by operation of law or otherwise;

(vi)         the release in whole or in part of the Collateral;

(vii)        any failure by Agent to record, register or file any Mortgage, any UCC financing statements or other security document or to otherwise perfect, protect, secure or insure any security interest or lien given as security for the Obligations;

(viii)       any recovery from Guarantor or any other obligor of any of the Obligations, which recovery is obtained under this Guaranty or any other guaranty or indemnity executed in connection with the Loan (provided that in no event shall Guarantor be liable hereunder for any Obligations which have already been satisfied by Borrower or another Person); or

(ix)         any accuracy or inaccuracy of any representations or warranties made by Borrower, Guarantor or any other Person in any of the Loan Documents.

(c)  Waiver. Guarantor hereby expressly and irrevocably waives all defenses in an action brought by Agent to enforce this Guaranty based on claims of waiver, release, surrender, alteration or compromise and all setoffs, reductions, or impairments, whether arising hereunder or otherwise.

(d)  Agent’s and Lenders’ Ability to Act. Agent and Lenders may deal with Borrower, Affiliates of Borrower and the Collateral in the same manner and as freely as if this Guaranty did not exist and shall be entitled, among other things, to grant Borrower or any other Person such extension or extensions of time to perform any act or acts as may be deemed advisable by Agent, at any time and from time to time, without terminating, affecting or impairing the validity of this Guaranty or the obligations of Guarantor hereunder.

(e)  Changes to Loan Documents and Other Documents. No compromise, alteration, amendment, modification, extension, renewal, release or other change of, or waiver, consent, delay, omission, failure to act or other action with respect to, any liability or obligation under or with respect to, or of any of the terms, covenants or conditions of, the Note, the Loan Agreement, the Mortgages or the other Loan Documents shall in any way alter, impair or affect any of the obligations of Guarantor hereunder.

(f)  Agent’s Remedies. Agent may proceed to protect and enforce any or all of its rights under this Guaranty by suit in equity or action at law against Guarantor, whether for the specific performance of any covenants or agreements contained in this Guaranty or otherwise, or to take any action authorized or permitted under applicable law, and shall be entitled to require and enforce the performance of all acts and things required to be performed hereunder by Guarantor.  All rights, remedies, powers and privileges conferred by the other Loan Documents are cumulative of all other rights, remedies, powers and privileges herein or by law or in equity provided, or provided in any other Loan Document, and shall not be deemed to deprive Agent of any such other legal or equitable rights, remedies, powers and privileges to enforce the conditions, covenants and terms of this Guaranty or the other Loan Documents by judicial proceedings or otherwise, and the employment of any rights, remedies, powers and privileges hereunder or otherwise, shall not prevent the concurrent or subsequent employment of any other appropriate rights, remedies, powers and privileges.

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(g)  Actions. At the option of Agent, Guarantor may be joined in any action or proceeding commenced by Agent against Borrower or any other Person in connection with or based upon the Note, the Loan Agreement, any Mortgage or any other Loan Documents and recovery may be had against Guarantor in such action or proceeding or in any independent action or proceeding against Guarantor to the extent of Guarantor’s liability hereunder, without any requirement that Agent first assert, prosecute or exhaust any remedy or claim against Borrower or any other Person, or any security for the obligations of Borrower or any other Person.  Any demand by Agent for payments, or performance of the obligations under, this Guaranty upon Guarantor shall not be and shall not be construed to be a release or waiver by Agent of any other obligor with respect to such payment or obligation.

(h)  Continuance or Reinstatement of Guaranty.  Notwithstanding anything to the contrary contained in this Guaranty, Guarantor agrees that this Guaranty shall continue to be effective or shall be reinstated, as the case may be, if at any time any payment is made by Borrower or Guarantor to Agent or any Lender and such payment is rescinded or must otherwise be returned by Agent or such Lender upon insolvency, bankruptcy, liquidation, reorganization, readjustment, composition, dissolution, receivership, conservatorship, winding up or other similar proceeding involving or affecting Borrower or Guarantor, all as though such payment had not been made.  Agent may, but shall not be required to, litigate or otherwise dispute such rescission or its obligation to make such repayments.

(i)  Payments to Guarantor; Subrogation. In the event that Guarantor shall advance or become obligated to pay any sums under this Guaranty, or in the event that for any reason whatsoever Borrower or any subsequent owner of the Collateral or any part thereof is now, or shall hereafter become, indebted to Guarantor, Guarantor agrees that (i) the amount of such sums and of such indebtedness and all interest thereon shall at all times be subordinate as to lien, the time of payment and in all other respects to all Obligations, including principal and interest and other amounts, at any time owed to Agent and/or Lenders under the Loan Documents, and (ii) Guarantor shall not be entitled to enforce or receive payment thereof until the actual and irrevocable receipt by Agent of payment in full of all Obligations.  Nothing herein contained is intended or shall be construed to give Guarantor any right of subrogation in or under the Loan Documents or any right to participate in any way therein, or in the right, title or interest of Agent or any Lender in or to the Collateral, notwithstanding any payments made by Guarantor under this Guaranty, all such rights of subrogation and participation, if any, being hereby expressly postponed until the actual and irrevocable receipt by Agent of payment in full of all Obligations.  If any amount shall be paid to Guarantor by reason of the payment of sums by Guarantor under this Guaranty at any time when any such sums due and owing to Agent and/or Lenders shall not have been fully paid, such amount shall be paid by Guarantor to Agent for credit and application against such sums due and owing to Agent and/or Lenders.

(j)  Effect of Foreclosure, Exercise of Remedies.  Guarantor’s obligations hereunder shall continue notwithstanding a foreclosure, deed in lieu of foreclosure or similar proceeding or transaction involving the Mortgaged Property or any part thereof or other exercise by Agent of the other remedies under the Loan Documents, at law or in equity.

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SECTION 5.  Financial Covenants.  Guarantor hereby covenants and agrees that at all times, the Tangible Net Worth (as hereinafter defined) of Guarantor shall not be less than the Required Net Worth (as hereinafter defined) and the Liquidity of Guarantor shall not be less than the Required Liquidity (as hereinafter defined), in each case on a consolidated basis in accordance with GAAP.  For purposes of this Section 5, the following terms are defined as follows:

(a)  “Cash or Cash Equivalents” means (i) cash, (ii) marketable securities issued or directly and fully guaranteed or insured by the United States or any agency or instrumentality thereof (provided, that the full faith and credit of the United States is pledged in support thereof) having maturities of not more than one (1) year from the date of acquisition, (iii) time deposits and certificates of deposit of any commercial bank having, or which is the principal banking subsidiary of a bank holding company organized under the laws of the United States or any State thereof having, capital, surplus and undivided profits aggregating in excess of $200,000,000, with maturities of not more than one (1) year from the date of acquisition by Guarantor, (iv) commercial paper issued by any Person incorporated in the United States rated at least A-1 or the equivalent thereof by Standard & Poor’s Corporation or at least P-1 or the equivalent thereof by Moody’s Investors Service, Inc. and in each case maturing not more than one (1) year after the date of acquisition by Guarantor and (v) investments in money market or mutual funds substantially all of whose assets are comprised of securities of the types described in clauses (i) through (iv) above.

(b)  “Liquidity” shall mean (i) unrestricted and unencumbered Cash or Cash Equivalents and (ii) funds available to Guarantor through an undisbursed (in whole or in part), committed (without conditions other than for customary ministerial requirements, such as notices of drawing) line of credit to Guarantor from a banking or other financial institution reasonably acceptable to Agent that shall not expire or mature prior to, and shall otherwise be available to Guarantor through, the next succeeding date on which Guarantor’s Required Liquidity and Required Net Worth are required to be tested, provided that Guarantor delivers to Agent evidence reasonably satisfactory to Agent of the foregoing together with the Guarantor Financial Statements required pursuant to Section 6(a) hereof (including evidence that such line of credit shall not expire or mature prior to the next succeeding date on which Guarantor’s Required Liquidity and Required Net Worth are required to be tested, e.g., if such certificates and statements required pursuant to Section 6(a) hereof are delivered with respect to the semi-annual period ending on December 31, such line of credit shall extend through the following June 30).

(c)  “Required Liquidity” shall mean Liquidity tested on a date which is forty-five (45) days after the end of each Calendar Half equal to Fifty Million Dollars ($50,000,000) .

(d)  “Required Net Worth” shall mean Tangible Net Worth tested on a date which is forty-five (45) days after the end of each Calendar Half equal to Five Hundred Million Dollars ($500,000,000).

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(e)  “Tangible Net Worth” means, as of any date, (i) the aggregate amount of (y) all assets of Guarantor which would be reflected on a balance sheet or personal financial statements, plus (z) accumulated depreciation (but excluding therefrom (A) capitalized interest, debt discount and expense, goodwill, patents, trademarks, service marks, tradenames, copyrights, franchises, licenses, amounts due from Affiliates and any other items which would be treated as intangibles under GAAP, (B) write-ups in book value of any asset and (C) any amount, however designated on the balance sheet, representing the excess of the purchase price paid for assets or stock acquired over the value assigned thereto on the books of Guarantor), less (ii) the aggregate amount of all liabilities of Guarantor, including contingent liabilities, which would be reflected on a balance sheet, in each case prepared in accordance with GAAP.

SECTION 6.  Financial Reporting.  Guarantor shall deliver, at Guarantor’s expense, to Agent the reports set forth in Section 8.1 of the Loan Agreement (collectively, the “Guarantor Financial Statements”).

Guarantor acknowledges that pursuant to Section 10.3 of the Loan Agreement, Agent and Lenders have the right to distribute to actual and prospective Lenders and Participants financial and other information with respect to Guarantor, in accordance with said Section 10.3 of the Loan Agreement.

SECTION 7.  Additional Covenants.

(a)  Books and Records.  Guarantor shall at all times keep complete and accurate books, records and accounts of its transactions.  At Guarantor’s expense, Guarantor shall permit any representative of Agent, at all times during normal business hours upon reasonable notice, to examine and copy the books and records of Guarantor.

(b)  No Transfers. Guarantor shall not make any Transfer in violation of the Loan Agreement.

SECTION 8.  Further Assurances.  Guarantor promptly shall make, execute or endorse, and acknowledge and deliver or file or cause the same to be done, all such vouchers, invoices, notices, certifications, instruments, additional agreements, undertakings, conveyances, deeds of trust, mortgages, transfers, assignments, financing statements or other assurances, and take all such other action, as Agent may, from time to time, reasonably determines to be necessary or proper in connection with this Guaranty or any of the other Loan Documents, the obligations of Guarantor hereunder or thereunder, or for better assuring and confirming unto Agent and Lenders the full benefits and rights granted or purported to be granted by this Guaranty or the other Loan Documents; provided that none of the foregoing shall increase the obligations or liabilities of Guarantor of any of their respective Affiliates hereunder or under the other Loan Documents in excess of the obligations or liabilities intended to be provided herein or in the other Loan Documents or decrease such Person’s rights hereunder or under the other Loan Documents to less than what they were prior to the execution of such documents, instruments or agreements.

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SECTION 9.  Amendments, Waivers, Consents and Approvals.  No failure or delay of Agent in exercising any power or right hereunder or to demand payment for any sums due pursuant to this Guaranty or any other Loan Document, shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power.  No waiver of any provision of this Guaranty or in any of the other Loan Documents or consent to any departure by Guarantor or any other Person therefrom shall in any event be effective unless signed in writing by Agent, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.  Consents, approvals and waivers granted by Agent for any matters covered under this Guaranty or any Loan Document shall not be effective unless signed in writing by Agent, and such consents, approvals and waivers shall be narrowly construed to cover only the parties and facts identified in any such consent, approval or waiver.  No notice or demand on Guarantor or any other Person in any case shall entitle Guarantor or such Person to any other or further notice or demand in similar or other circumstances.  Unless expressly provided to the contrary, any consents, approvals or waivers of Agent or Lenders pursuant to this Guaranty or any other Loan Documents shall be granted or withheld in Agent’s or Lenders’ sole discretion, as the case may be.  No amendment, modification or termination of any provision of this Guaranty shall be effective unless in writing and signed by Guarantor and Agent.

SECTION 10.  Binding Effect.  This Guaranty shall be binding upon Guarantor and its heirs, legatees, personal representatives, successors and assigns, and shall inure to the benefit of Agent, Lenders and their respective successors and assigns.

SECTION 11.  Notices.  Any notice, demand, request, consent, approval or other communication, which any party hereto may be required or may desire to give hereunder, shall be made in accordance with Section 12.12 of the Loan Agreement to the party to whom notice is being given, in any of the foregoing cases at the address set forth below:

Agent:	PB Capital Corporation
230 Park Avenue, 19th Floor
New York, New York  10169
Attention:  Real Estate Portfolio Management

with a copy to

Kaye Scholer LLP
425 Park Avenue
New York, New York  10022
Attention:  Warren J. Bernstein, Esq.

Guarantor:	Gramercy Capital Corp.
420 Lexington Avenue
New York, NY 10170
Attention: Office of the General Counsel

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with a copy to:

Greenberg Traurig, LLP
200 Park Avenue
New York, NY  10116
Attention:  Robert J. Ivanhoe, Esq.

Any party may change its address for purposes of this Guaranty by giving notice of such change to the other parties pursuant to this Section 11.  All such notices, certificates, demands, requests, approvals, waivers and other communications given pursuant to this Section 11 shall be effective when received or refused at the address specified as aforesaid.

Notwithstanding any provision contained herein or in any of the other Loan Documents to the contrary, in the event that Agent shall fail to give any notice to Guarantor under this Guaranty, the sole and exclusive remedy for such failure shall be to seek appropriate equitable relief to enforce this Guaranty to give such notice and to have any action of Guarantor postponed or revoked and any proceedings in connection therewith delayed or terminated pending the giving of such notice by Agent, and no Guarantor shall have any right to damages (whether actual or consequential) or any other type of relief against Agent not specifically provided for herein, all of which damages or other relief are hereby expressly waived.  The foregoing is not intended and shall not be deemed under any circumstances to require Agent to give notice of any type or nature to Guarantor as expressly required hereby.

SECTION 12.  Severability.  In the event any one or more of the provisions contained in this Guaranty should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein (or the effectiveness of the invalid, illegal or unenforceable provision in a different jurisdiction or as to different Persons or circumstances) shall not in any way be affected or impaired thereby.  The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 13.  Captions.  The captions, headings and arrangements used in this Guaranty are for convenience only and do not in any way affect, limit, amplify or modify the terms and provisions hereof.

SECTION 14.  Governing Law; Choice of Forum; Consent to Service of Process and Jurisdiction; Waiver of Trial by Jury.  This Guaranty shall be governed by, and construed in accordance with, the substantive and procedural laws of the State of New York.  Guarantor irrevocably (a) agrees that any suit, action or other legal proceeding arising out of or relating to this Guaranty, the Note or the other Loan Documents may be brought in (i) the courts of the United States of America located in the Southern District of New York or the District where any Property is located or (ii) in the state courts of the State and County of New York or the state courts of the State and County where any Property is located, (b) consents to the jurisdiction of each such court in any such suit, action or proceeding and (c) waives any objection which it may have to the laying of venue of any such suit, action or proceeding in any of such courts and any claim that any such suit, action or proceeding has been brought in an inconvenient forum.  Guarantor irrevocably consents to the service of any and all process in any such suit, action or proceeding by service of copies of such process to Guarantor at its address provided in Section 11 hereof, as the same may be changed pursuant to Section 11 hereof.  Nothing in this Section 14 however, shall affect the right of Agent to serve legal process in any other manner permitted by law or affect the right of Agent to bring any suit, action or proceeding against Guarantor or its property in the courts of any other jurisdiction.  EACH OF GUARANTOR AND LENDER (BY ITS ACCEPTANCE OF THIS GUARANTY) HEREBY WAIVES, AND AGENT, BY ACCEPTANCE OF THIS GUARANTY, HEREBY WAIVES TRIAL BY JURY IN ANY SUIT, ACTION OR PROCEEDING BROUGHT IN CONNECTION WITH THIS GUARANTY, THE NOTE OR ANY OF THE OTHER LOAN DOCUMENTS, WHICH WAIVER IS INFORMED AND VOLUNTARY.

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SECTION 15.  Definitional Provisions.  For purposes of this Guaranty, (a) defined terms used in the singular shall import the plural and vice-versa; (b) the words “hereof,” “herein,” “hereunder” and similar terms when used in this Guaranty shall refer to this Guaranty as a whole and not to any particular provision of this Guaranty; (c) the words “include” and “including” wherever used in this Guaranty shall be deemed to be followed by the words “without limitation” and (d) all of the agreements or instruments referred to in this Guaranty shall mean such agreements or instruments as the same may, from time to time, be modified, supplemented or amended, or the terms thereof waived or modified to the extent permitted by, and in accordance with, the terms and conditions thereof and of this Guaranty and the other Loan Documents.

SECTION 16.  No Other Party Beneficiary.  This Guaranty is for the sole benefit of Agent, Lenders and their successors and assigns, and is not for the benefit of any other party.  Nothing contained in this Guaranty shall be deemed to confer upon anyone other than Agent, Lenders and their successors and assigns any right to insist upon or to enforce the performance or observance of any of the obligations contained herein.

SECTION 17.  Entire Agreement.  This Guaranty and the other Loan Documents constitute the entire agreement between the parties hereto with respect to the subject matter hereof and supersede all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter contained in this Guaranty.

SECTION 18.  Enforcement Costs. Without limiting the provisions of Section 1 hereof, or the obligations of and indemnities by Borrower and any other Persons pursuant to the other Loan Documents, Guarantor hereby agrees to pay all reasonable costs, charges and expenses, including Agent’s Counsel Fees, that may be incurred by Agent and Lenders in enforcing the covenants and agreements of Guarantor under this Guaranty.

SECTION 19.  Default Rate. Any amount payable by Guarantor hereunder that is not paid by Guarantor within five (5) Business Days after demand by Agent shall bear interest from the date of such demand until paid to Agent at the Default Rate.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

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IN WITNESS WHEREOF, Guarantor has executed this Guaranty as of the date first above written.

GUARANTOR:

GRAMERCY CAPITAL CORP., a Maryland
corporation

By:
	Name:	Andrew S. Levine
	Title:	Vice President

Exhibit N-3

(See Attached)

The parties to this Agreement acknowledge that the final guaranty to be entered into based upon and in substantially the same form as the exhibit that follows, will be modified to be applicable for liabilities arising from events first occurring after the date such guaranty is executed.

ENVIRONMENTAL INDEMNITY

This ENVIRONMENTAL INDEMNITY (this “Indemnity”) is made as of April 1, 2008 by GRAMERCY CAPITAL CORP., a Maryland corporation, having an address at 420 Lexington Avenue, New York, New York 10170 (“Guarantor”), and FIRST STATES INVESTORS 3300 B, L.P., a Delaware limited partnership, having an address at c/o Gramercy Capital Corp., 420 Lexington Avenue, New York, New York 10170 (“Borrower”; Borrower and Guarantor, individually and collectively, “Indemnitor”), to and for the benefit of PB CAPITAL CORPORATION, a Delaware corporation, having an address at 230 Park Avenue, 19th Floor, New York, New York 10169, as agent (in such capacity, “Agent”) for Lenders as more particularly set forth in the Loan Agreement (as hereinafter defined).  All capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Loan Agreement.

WITNESSETH:

WHEREAS, Indemnitor has requested that Lenders make, and Agent administer, a loan in the original principal amount of $240,000,000 to Borrower (the “Loan”) pursuant to that certain Loan Agreement (the “Loan Agreement”) dated as of the date hereof among Borrower, Agent and Lenders, which Loan is evidenced by that certain Promissory Note (the “Note”) dated as of the date hereof in the same amount by Borrower to Agent and secured by, among other things, those certain mortgages, deeds of trust and deeds to secure debt (each, a “Mortgage”, and collectively, the “Mortgages”) dated as of the date hereof by Borrower in favor of Agent encumbering, inter alia, forty-eight (48) parcels of real property and the improvements therein, which are located at the respective addresses set forth on Exhibit A of the Loan Agreement (each a “Property” and collectively, the “Properties”);

WHEREAS, as a result of Lenders making, and Agent administering, the Loan, Agent and/or Lenders may hereafter incur or suffer certain Environmental Losses (as hereinafter defined);

WHEREAS, Guarantor is an Affiliate of Borrower and will obtain substantial benefits from Lenders making, and Agent administering, the Loan; and

WHEREAS, to induce Lenders to make, and Agent to administer, the Loan, Indemnitor has agreed to execute and deliver this Indemnity and to indemnify Agent and Lenders for such Environmental Losses as hereinafter set forth.

NOW, THEREFORE, for and in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged by all parties, Indemnitor hereby agrees as follows:

Section 1.   Definitions.  The following terms used in this Indemnity shall have the meanings indicated:

“Acceptable Phase I Environmental Assessment” means with respect to a Property, a Phase I environmental report prepared substantially in compliance with the American Society for the Testing of Materials (“ASTM”) E1527-05 standard for audits and is performed by an environmental firm reasonably satisfactory to Agent and is otherwise in a form reasonably acceptable to Agent, and such Phase I report does not identify any Recognized Environmental Conditions as defined in ASTM E1527-05 that require any remediation or violate any Environmental Law, any other violation of Environmental Law at such Property or any other Hazardous Substance Activity or Hazardous Substance at such Property except for the storage, handling and disposal of Hazardous Substances in amounts necessary to operate such Property in the ordinary course of business and in compliance with Environmental Laws and such Phase I report describes the environmental condition of such Property as of a date which is not more than sixty (60) days prior to, and is provided to or obtained by Agent, or describes the environmental condition of such Property as of a date which is after, and is provided to or obtained by Agent at any time after repayment of the Obligations and all other sums due and payable under the Loan Documents in full.

“CERCLA” means the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (42 U.S.C. § 9601, et seq.), as heretofore or hereafter amended from time to time.

“Environmental Laws” collectively means and includes all present and future laws and any and all amendments (whether common law, statute, rule, order, decree, regulation, ordinance, resolution, code or otherwise), permits, and other requirements or guidelines of governmental authorities, whether federal, state or local, applicable to any Property or Indemnitor and relating to the environment and environmental conditions or to any Hazardous Substance or Hazardous Substance Activity (including CERCLA, the Federal Resource Conservation and Recovery Act of 1976, 42 U.S.C. § 6901, et seq., the Hazardous Materials Transportation Act, 49 U.S.C. § 5101, et seq., the Federal Water Pollution Control Act, 33 U.S.C. § 1251, et seq., the Clean Water Act, 33 U.S.C. § 1251, et seq., the Clean Air Act, 42 U.S.C. § 7401, et seq., the Toxic Substances Control Act, 15 U.S.C. § 2601-2629, the Safe Drinking Water Act, 42 U.S.C. § 300f-300j, the Emergency Planning and Community Right-To-Know Act, 42 U.S.C. § 11001, et seq., and any so-called “Super Fund” or “Super Lien” law, environmental laws administered by the Environmental Protection Agency, any similar state and local laws and regulations, all amendments thereto and all regulations, orders, decisions, and decrees now or hereafter promulgated thereunder).

“Environmental Losses” means Losses suffered or incurred by any Indemnified Party arising out of or as a result of:  (i) the occurrence of any Hazardous Substance Activity; (ii) any violation of any applicable Environmental Laws; (iii) any investigation, inquiry, order, hearing, action, or other proceeding by or before any governmental agency in connection with any Hazardous Substance Activity; (iv) any breach by Indemnitor of any of the representations, warranties, covenants or obligations under this Indemnity, or (v) any claim, demand or cause of action, or any action or other proceeding brought or asserted by any party, whether meritorious or not, against any Indemnified Party, regardless of when such claim, demand, or cause of action or other proceeding is brought or asserted, which directly or indirectly relates to, arises from or is based on any of the matters described in clause (i), (ii), (iii) or (iv) above or any allegation of any such matters.  Notwithstanding the foregoing, “Environmental Losses” shall not include (x) special and consequential damages and (y) any Losses arising solely from any Hazardous Substance Activity that are first present, used and stored at, on or under the affected Property after such Property have been transferred to an Indemnified Party or any third party purchaser by foreclosure, deed in lieu of foreclosure or similar transaction.

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“Hazardous Substance” means, at any time, (i) asbestos and any asbestos containing material, (ii) any substance that is then defined or listed in, or otherwise classified pursuant to, any Environmental Laws or any applicable laws or regulations as a “hazardous substance”, “hazardous material”, “hazardous waste”, “infectious waste”, “toxic substance”, “toxic pollutant” or any other formulation intended to define, list, or classify substances by reason of deleterious properties such as ignitability, corrosivity, reactivity, carcinogenicity, toxicity, reproductive toxicity, or “EP toxicity”, (iii) any petroleum and drilling fluids, produced waters, and other wastes associated with the exploration, development, processing or production of crude oil, natural gas, or geothermal resources and (iv) petroleum products, polychlorinated biphenyls, urea formaldehyde, radon gas, radioactive matter, medical waste, mold and mildew, provided that “Hazardous Substances” shall not include substances of kinds and in amounts which may ordinarily and customarily be used or stored in properties of a similar type and quality to the applicable Property for the purposes of cleaning or other maintenance or operations or otherwise ordinarily found in properties of a similar type and quality to the Buildings provided such Hazardous Substances are used, stored and disposed of in compliance in all material respects with all Environmental Laws.

“Hazardous Substance Activity” means any use, packaging, labeling, treatment, leaching, presence, possession, spill, cleanup, storage, holding, existence, release, emission, discharge, generation, processing, refining, abatement, removal, disposition, handling, transferring or transportation of any Hazardous Substance from, in, under, above, into or on any Property or any other Collateral, or any property surrounding any Property, or otherwise being in the possession of Borrower, whether or not known to Indemnitor, whether foreseeable or unforeseeable, and regardless of the source or time of occurrence of such actual or alleged use, packaging, labeling, treatment, leaching, presence, possession, spill, cleanup, storage, holding, existence, release, emission, discharge, generation, processing, refining, abatement, removal, disposition, handling, transferring or transportation.

“Indemnified Parties” means, collectively, Agent, any Lender, any of their participants, any successor to any interest of Agent or Lenders in or to any Property (including any Affiliate, nominee or designee of Agent or Lenders that acquires all or part of any of the Properties by any sale, assignment, foreclosure or other exercise of remedies under the Mortgage or other Loan Documents or by conveyance in lieu thereof) and any officers, directors, shareholders, agents and/or employees of any of the foregoing (together with their successors and assigns), excluding, any successor to any interest of Agent or Lenders in or to any Property that acquires all or part of such Property by any sale, assignment, foreclosure or other exercise of remedies under the Mortgage or other Loan Documents or by conveyance in lieu thereof that is not Agent, any Lender, any of their participants or an Affiliate, nominee or designee of Agent or Lenders.

“Indemnitor” has the meaning set forth in the first paragraph of this Indemnity.  In amplification of the foregoing, all representations, warranties, covenants, certifications and acknowledgements made by Indemnitor shall be deemed made by each Indemnitor individually and all Indemnitors collectively.

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“Losses” means any and all losses, liabilities, obligations, damages, demands, claims, actions, judgments, causes of action, assessments, penalties, fines, fees, settlements, costs and expenses of any and every kind, known or unknown, fixed or contingent, whether indirectly or directly incurred by or asserted against any Indemnified Party, including (a) all costs and expenses actually incurred in evaluating and defending against actual or threatened claims, actions, proceedings or notices of violation, (b) all amounts paid or contributed for Remedial Actions arising in connection with an actual or threatened claim, action or proceeding or notice of violation, (c) the reasonable out-of-pocket fees and disbursements of legal counsel, environmental experts, consultants and accountants in connection with any of the foregoing and (d) any diminution in the value of any Property as a result of Hazardous Substance Activity (to the extent that Indemnitor has refused or failed to perform or cause to be performed Remedial Actions in accordance with this Indemnity after being provided a reasonable opportunity to do so).

“Remedial Actions” means all investigation, monitoring, testing, remediation, response action, removal, containment, restoration, permit acquisition and disposal of or with respect to any Hazardous Substances.

Section 2.   Indemnification.  (a)     Subject to the remaining provisions of this Section 2, Indemnitor hereby irrevocably, unconditionally and absolutely, agrees to indemnify and keep indemnified each Indemnified Party and to defend, hold and save each Indemnified Party harmless from and against, any and all Environmental Losses.

(b)      Within five (5) Business Days of demand by any Indemnified Party, Indemnitor shall commence to defend, and shall thereafter diligently pursue defense of, any investigation, action or proceeding in connection with any claim or liability, or alleged claim or liability, that would, if determined adversely to such Indemnified Party, be covered by the indemnification provisions contained herein, such defense to be at the sole cost and expense of Indemnitor and by counsel selected by Indemnitor and reasonably approved by such Indemnified Party, which counsel may, without limiting the rights of an Indemnified Party pursuant to the next succeeding sentence of this Section 2(b), also represent Indemnitor in such investigation, action or proceeding.  Nothing contained herein shall be construed as requiring any Indemnified Party to expend funds or incur costs to defend any claim in connection with the matters contained herein.

(c)      The obligations of Indemnitor hereunder shall specifically include the obligation to expend its own funds, to incur costs in its own name and to perform all actions (including, completing Remedial Actions in a timely manner) as may be necessary to protect the Indemnified Parties from the necessity of expending their own funds, incurring costs or performing any actions in connection with the matters contained herein.

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(d)      Without limiting any other provision of this Indemnity, the obligations of Indemnitor hereunder shall apply to all Environmental Losses that arise out of or are attributable to, whether directly or indirectly, in whole or in part, any claim or allegation against an Indemnified Party relating to any act or omission of such Indemnified Party in respect of the Loan or any Property, or in connection with any exercise of such Indemnified Party’s rights under any of the Loan Documents, unless the same shall result solely from any Indemnified Party’s acts consituting gross negligence or willful misconduct, in which case such acts or omissions and any loss or damage resulting therefrom shall not be covered by this Indemnity.  The rights and remedies of the Indemnified Parties under this Indemnity shall be in addition to any other rights and remedies of such Indemnified Parties under any guaranty or any other document or instrument now or hereafter executed in connection with the Loan or at law or in equity.

Section 3.   Representations and Warranties.  Indemnitor represents and warrants to Agent and Lenders (which representations and warranties shall be given as of the date hereof and shall survive the execution and delivery of this Indemnity) that:

(a)      Each Indemnitor is duly organized, validly existing and in good standing under the laws of the state first written above and are duly qualified to do business in each jurisdiction where such qualification is necessary to carry on business.  Each Indemnitor has all necessary power and authority to own its properties and to conduct its business as presently conducted or proposed to be conducted.  Each Indemnitor has all necessary power and authority to enter into and perform its obligations under this Indemnity and all other agreements and instruments to be executed by Indemnitor Liability Party in connection herewith and therewith.

(b)      Each Indemnitor is duly authorized to execute and deliver this Agreement and perform its obligations under this Indemnity.

(c)      This Indemnity constitutes the legal, valid and binding obligation of each Indemnitor, enforceable against each Indemnitor in accordance with its terms, subject only to applicable bankruptcy, insolvency or similar laws generally affecting the enforcement of creditor’s rights

(d)      The consummation of the transactions herein contemplated, the execution and delivery of this Indemnity, the other Loan Documents to which each Indemnitor is a party and all other agreements and instruments to be executed by each Indemnitor in connection herewith and therewith, and the performance by each Indemnitor of their respective obligations hereunder and thereunder, do not and will not (a) violate any Legal Requirement, (b) result in a breach of any of the terms, conditions or provisions of, or constitute a default under any mortgage, deed of trust, indenture, agreement, permit, franchise, license, note or instrument to which Indemnitor is a party or by which Indemnitor or any of the Collateral bound, (c) result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the Collateral (except as contemplated by this Agreement and by the other Loan Documents), or (d) violate any provision of each Indemnitor organizational documents.  Neither Indemnitor is in default with respect to any Legal Requirement relating to its formation or organization.

(e)      All consents, approvals, authorizations or orders of any Person, court or Governmental Authority or any third party that are required in connection with the execution and delivery by Indemnitor of this Indemnity or to consummate the transactions contemplated hereby have been obtained and are in full force and effect.  To Indemnitor’s knowledge, Indemnitor is not in default with respect to any law, statute, rule, regulation, judgment, license, permit, order, writ, injunction or decree of any court or Governmental Authority applicable to Indemnitor, in each case when such defaults would have a Material Adverse Effect.

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(f)      There are no actions, suits, or proceedings at law or in equity, pending or, to Indemnitor’s knowledge, threatened, before or by any Governmental Authority or other Person against or affecting any Indemnitor, which, if determined adversely, has had or would reasonably be expected to have a Material Adverse Effect.  To Indemnitor’s knowledge, there are no actions, suits or proceedings at law  or in equity, pending or threatened, before any Governmental Authority or other Person  against or affecting the Collateral  or any  party thereof, which, if determined adversely, has had or would reasonably be expected to have a Material Adverse Effect.

(g)      To Indemnitor’s knowledge, all statements of financial condition and related schedules of any Indemnitor, if any, heretofore delivered to Agent are true, correct and complete in all material respects, fairly present the financial conditions of the subjects thereof as of the respective dates thereof and have been prepared in accordance with GAAP (except as disclosed therein).  To Indemnitor’s knowledge, the aforesaid statements of financial condition and related schedules reflect all direct and contingent liabilities of each Indemnitor as of the date thereof.  Neither the aforesaid statements of financial condition and related schedules nor any certificate, statement, document or information furnished in writing to Agent, Agent’s Counsel or to any other Person at the request of Agent by or on behalf of either Indemnitor in connection with or related to the transactions contemplated hereby, nor any representation nor warranty in this Indemnity or any other Loan Document, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained therein or herein not misleading in any material respect.  Each Indemnitor is not the subject of, or has ever been the subject of, any bankruptcy, insolvency, debt relief, reorganization, liquidation, receivership or similar proceeding, or any proceeding seeking the appointment of a conservator, custodian, trustee or similar person or a readjustment of debt or marshalling of assets and liabilities, and to Indemnitor’s knowledge, no such proceeding is threatened or imminent.  Both before and immediately after entering into each of the Loan Documents to which they are a party, each Indemnitor is able to pay its debts and other obligations when due and has a positive net worth.

(h)      Indemnitor does not have any offsets, defenses or counterclaims against its obligations under the Loan Documents.  Indemnitor waives any and all such offsets, defenses and counterclaims, if any, of Indemnitor.

(i)      To Indemnitor’s knowledge, there is no material fact pertaining to any Indemnitor, any Property or the other Collateral that Indemnitor has not disclosed to Agent prior to the date hereof that would reasonably be expected to have a Material Adverse Effect.

(j)      To Indemnitor’s actual knowledge, except as disclosed in the Environmental Report, the Properties are not now used, nor, to Indemnitor’s knowledge, have the Properties ever been used by any previous owner, tenant, occupant or user of any of the Properties, to generate, manufacture, refine, transport, treat, store, handle, dispose, transfer, produce, process or in any manner deal with Hazardous Substances (except in compliance with Environmental Laws), and no Hazardous Substances are installed, placed, handled or in any manner dealt with on any Property except in compliance with Environmental Laws.

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(k)      To Indemnitor’s actual knowledge, except as disclosed in the Environmental Report, no previous owner, tenant, occupant or user of any Property, has received any notice, order or request from any Governmental Authority or third party concerning the presence or suspected presence of any Hazardous Substances on, under, in or about any Property or the presence or suspected presence of any Hazardous Substances on, under, in or about any real property adjoining any Property other than, in each case, in compliance with Environmental Laws.

(l)      To Indemnitor’s actual knowledge, except as disclosed in the Environmental Report, each Property and its actual and intended uses, including all permitted uses under all Leases, comply with all Environmental Laws, and all permits, licenses, approvals, identification numbers and other authorizations required by all Environmental Laws have been obtained and are in effect for the operations conducted on such Property.

(m)     To Indemnitor’s actual knowledge, except as disclosed in the Environmental Report, no underground storage tanks, whether or not containing Hazardous Substances or any other substance, are located on or under any Property.

(n)      To Indemnitor’s actual knowledge, except as disclosed in the Environmental Report, no above-ground storage tanks containing any Hazardous Substances are located on any Property.

(o)      To Indemnitor’s actual knowledge, except as disclosed in the Environmental Report, no lead-based paint, asbestos or asbestos-containing materials are present in any Property other than in a condition that is in material compliance with the Environmental Laws.

Section 4.   Compliance with Environmental Laws.  Indemnitor shall comply in all material respects with all Environmental Laws in effect from time to time.  To the extent required by any Environmental Law, Indemnitor shall promptly commence and remove and dispose of any Hazardous Substances found on, in, under, about or affecting any Property, and all such removals and disposals shall be undertaken and performed in compliance with all Environmental Laws in all material respects.  Except for the storage, handling and disposal of Hazardous Substances in amounts necessary for operating any Property in the ordinary course of business and in compliance with all Environmental Laws in all material respects, Indemnitor shall not (a) release, or knowingly permit, allow or suffer any release of any Hazardous Substances in contravention of any Environmental Laws into, on, in, under, about or affecting any Property or from any Property onto, into or under any properties adjacent to any Property, or any waterways located upon or near any Property; (b) generate, manufacture, refine, transport, treat, handle, dispose or in any other manner deal with any Hazardous Substances or permit, allow or suffer any such activities from, into, on, in, under or about any Property, surrounding property or any waterways located upon or near any Property; or (c) store or permit, allow or suffer Hazardous Substances to be stored on, in, under or about any Property.  In the event Indemnitor shall fail to comply with any such Environmental Laws, Agent may, but shall not be obligated to, cause any Property, the surrounding property or any waterways located upon or near any Property to be freed from Hazardous Substances or take other Remedial Actions.  The cost of any action taken by Agent pursuant to the immediately preceding sentence shall be payable by Indemnitor within five (5) Business Days after Agent’s demand therefore, which demand shall include bills, invoices or other evidence of such cost.  Subject to the rights of Lessees, therefore,  Indemnitor shall give Agent and its agents and employees such access to such Property as Agent shall reasonably determine to be necessary or desirable to cause such removal of Hazardous Substances.

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Section 5.   Notification of Hazardous Substances and Actions.  Indemnitor shall within ten (10) days notify Agent, or cause Agent to be promptly notified, if (a) Indemnitor has actual knowledge that there are any Hazardous Substances in, on or under any Property, or in the soil, groundwater or soil vapor on, over or under any Property that are in violation of Environmental Laws, in any material respect, (b) written notice is delivered to Borrower of, or Indemnitor otherwise has actual knowledge of, any action by any Governmental Authority is instituted or threatened under any Environmental Laws affecting Indemnitor or any Property, including any notice of inspection, abatement or noncompliance or (c) written notice is delivered to Borrower of, or Indemnitor otherwise has knowledge of, any claim is made or threatened by any third party against Indemnitor or any Property relating to any Hazardous Substances which, if determined adversely to Indemnitor, would reasonably be expected to have a Material Adverse Effect or a violation of any Environmental Laws.

Section 6.   Environmental Audits.  Subject to the rights of Lessees, Agent shall have the right (but not the obligation), from time to time, to conduct an environmental audit of any Property (a) to confirm completion of Remedial Actions and compliance with Environmental Laws in connection therewith, or (b) there is a reasonable basis for the belief that a breach of Environmental Laws has occurred or a Hazardous Substance has been released in, on or under such Property, in each case if such event would reasonably be likely to result in a Material Adverse Effect.  Indemnitor shall cooperate in the conduct of all such environmental audits and pay the costs of any such audits.  Agent shall use commercially reasonable efforts to conduct any such audit in a manner that will not unreasonably interfere with the use or occupancy of such Property by any Lessee.

Section 7.   Liability Not Limited.  Indemnitor agrees that the indemnities made and given in this Indemnity are separate and distinct from, independent of and in addition to Indemnitor’s other undertakings under the Loan Documents.  Indemnitor agrees that to the extent permitted by applicable law, a separate action may be brought to enforce the provisions of this Indemnity, which shall in no way be deemed to be an action on the Note or on any of the other Loan Documents.  The obligations hereunder are secured by the Mortgage.  Agent shall have the right to waive all or any portion of its Liens against the Collateral or any portion thereof, whether fixtures or personal property, to the extent such property is found to be environmentally impaired and to exercise any and all rights and remedies of an unsecured creditor against Indemnitor and all of Indemnitor’s assets and property for the recovery of any amount due hereunder.  Indemnitor acknowledges and agrees that notwithstanding any term or provision contained herein or in the Loan Documents, all judgments and awards entered against Indemnitor pursuant to this Indemnity shall be exceptions to any nonrecourse or exculpatory provision of the Loan Documents, and Indemnitor shall be fully and personally liable for all judgments and awards entered against Indemnitor hereunder and such liability shall not be limited to the original principal amount of the obligations secured by the Mortgages.  Indemnitor hereby waives the defense of laches and any applicable statute of limitations.

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Section 8.   Independent Obligations.  The obligations of Indemnitor under this Indemnity are independent of, and shall not be measured, limited or otherwise affected by (a) any amounts at any time owing under the Loan or secured by the Mortgage, (b) the sufficiency or insufficiency of any Collateral (including the Mortgaged Property) given to Agent to secure repayment of the Loan, (c) the consideration given by Agent or any other party in order to acquire any Property or the Collateral or any portion thereof, (d) the expiration or termination of any of the other Loan Documents or (e) the discharge or repayment in full of the Loan (whether by amounts paid or credit bid at a foreclosure sale or by discharge in connection with a deed in lieu of foreclosure, or otherwise).

Section 9.    Unconditional Character of Obligations of Indemnitor.

(a)      Obligations. The obligations of Indemnitor hereunder shall be absolute and unconditional, irrespective of the validity, regularity or enforceability, in whole or in part, of the Note, the Loan Agreement, the Mortgage or the other Loan Documents or any provision thereof, or the absence of any action to enforce the same, any waiver or consent with respect to any provision thereof, the recovery of any judgment against Borrower or any other Person or any action to enforce the same, any failure or delay in the enforcement of the obligations of Borrower or any other Person under any Loan Document, or any setoff, counterclaim, recoupment, limitation or termination, and irrespective of any other circumstances which might otherwise limit recourse against Indemnitor by Agent or constitute a legal or equitable discharge or defense of a guarantor or surety.  Agent may enforce the obligations of Indemnitor hereunder by a proceeding at law, in equity or otherwise, independent of any foreclosure or similar proceeding or any deficiency action against Borrower or any other Person at any time, and either before or after an action against the Collateral or any part thereof, Borrower or any other Person.  Indemnitor waives diligence, filing of claims with any court, any proceeding to enforce any provision of the Note, the Loan Agreement, the Mortgage or any other Loan Documents against Borrower or any other Person, any right to require a proceeding first against Borrower or any other Person (or, if Indemnitor consists of more than one Person, to proceed against the Persons constituting Indemnitor in any particular order), or to exhaust any security (including the Collateral) for the performance of the obligations of Borrower or any other Person, or to cause a marshalling of Borrower’s assets, and any protest, presentment, notice of default or other notice or demand whatsoever.

(b)      Indemnity and Collateral. Subject to the terms of  Section 9(a) hereof and except as otherwise limited by applicable law, the obligations of Indemnitor under this Indemnity, and the rights of Agent to enforce the same by proceedings, whether by action at law, suit in equity or otherwise, shall not be in any way affected by any of the following:

(i)           any insolvency, bankruptcy, liquidation, reorganization, readjustment, composition, dissolution, receivership, conservatorship, winding up or other similar proceeding involving or affecting, Borrower or any other Person or the Collateral or any part thereof, including any automatic stay granted pursuant to any provision of a bankruptcy or similar law;

(ii)          any failure by Agent, any Lender or any other Person, whether or not without fault on its part, to perform or comply with any of the terms of the Loan Agreement, or any other Loan Documents or any document or instrument relating thereto;

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(iii)         the sale, transfer or conveyance of the Collateral or any interest therein to any Person, whether now or hereafter having or acquiring an interest in the Collateral or any interest therein and whether or not pursuant to any foreclosure, trustee sale or similar proceeding against Borrower or the Collateral or any part thereof;

(iv)         the conveyance to Agent, any Lender, any Affiliate of Agent or any Lender or Agent’s or any Lender’s nominee of the Collateral or any interest therein by a deed in lieu of foreclosure;

(v)          the release of Borrower, Indemnitor or any other Person from the performance or observance of any of the agreements, covenants, terms or conditions contained in any of the Loan Documents by operation of law or otherwise;

(vi)         the release in whole or in part of the Collateral;

(vii)       any failure by Agent to record, register or file any Mortgage, any UCC financing statements or other security document or to otherwise perfect, protect, secure or insure any security interest or lien given as security for the Obligations;

(viii)       any recovery from Indemnitor or any other obligor of any of the Obligations, which recovery is obtained under this Indemnity or any other guaranty or indemnity executed in connection with the Loan; or

(ix)          any accuracy or inaccuracy of any representations or warranties made by Borrower, Indemnitor or any other Person in any of the Loan Documents.

(c)      Waiver. Indemnitor hereby expressly and irrevocably waives all defenses in an action brought by Agent to enforce this Indemnity based on claims of waiver, release, surrender, alteration or compromise and all setoffs, reductions, or impairments, whether arising hereunder or otherwise.

(d)      Agent’s and Lenders’ Ability to Act. Agent and Lenders may deal with Borrower, Affiliates of Borrower and the Collateral in the same manner and as freely as if this Indemnity did not exist and shall be entitled, among other things, to grant Borrower or any other Person such extension or extensions of time to perform any act or acts as may be deemed advisable by Agent, at any time and from time to time, without terminating, affecting or impairing the validity of this Indemnity or the obligations of Indemnitor hereunder.

(e)      Changes to Loan Documents and Other Documents. No compromise, alteration, amendment, modification, extension, renewal, release or other change of, or waiver, consent, delay, omission, failure to act or other action with respect to, any liability or obligation under or with respect to, or of any of the terms, covenants or conditions of, the Note, the Loan Agreement, any Mortgage or the other Loan Documents shall in any way alter, impair or affect any of the obligations of Indemnitor hereunder.

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(f)      Agent’s Remedies. Agent may proceed to protect and enforce any or all of its rights under this Indemnity by suit in equity or action at law against Indemnitor, whether for the specific performance of any covenants or agreements contained in this Indemnity or otherwise, or to take any action authorized or permitted under applicable law, and shall be entitled to require and enforce the performance of all acts and things required to be performed hereunder by Indemnitor.  All rights, remedies, powers and privileges conferred by the other Loan Documents are cumulative of all other rights, remedies, powers and privileges herein or by law or in equity provided, or provided in any other Loan Document, and shall not be deemed to deprive Agent of any such other legal or equitable rights, remedies, powers and privileges to enforce the conditions, covenants and terms of this Indemnity or the other Loan Documents by judicial proceedings or otherwise, and the employment of any rights, remedies, powers and privileges hereunder or otherwise, shall not prevent the concurrent or subsequent employment of any other appropriate rights, remedies, powers and privileges.

(g)      Actions. At the option of Agent, Indemnitor may be joined in any action or proceeding commenced by Agent against Borrower or any other Person in connection with or based upon the Note, the Loan Agreement, any Mortgage or any other Loan Documents and recovery may be had against Indemnitor in such action or proceeding or in any independent action or proceeding against Indemnitor to the extent of Indemnitor’s liability hereunder, without any requirement that Agent first assert, prosecute or exhaust any remedy or claim against Borrower or any other Person, or any security for the obligations of Borrower or any other Person.  Any demand by Agent for payments, or performance of the obligations under, this Indemnity upon Indemnitor shall not be and shall not be construed to be a release or waiver by Agent of any other obligor with respect to such payment or obligation.

(h)      Continuance or Reinstatement of Indemnity.  Notwithstanding anything to the contrary contained in this Indemnity, Indemnitor agrees that this Indemnity shall continue to be effective or shall be reinstated, as the case may be, if at any time any payment is made by Indemnitor to Agent or any Lender and such payment is rescinded or must otherwise be returned by Agent or such Lender upon insolvency, bankruptcy, liquidation, reorganization, readjustment, composition, dissolution, receivership, conservatorship, winding up or other similar proceeding involving or affecting Indemnitor, all as though such payment had not been made.  Agent may, but shall not be required to, litigate or otherwise dispute such rescission or its obligation to make such repayments.

(i)      Payments to Indemnitor; Subrogation. In the event that Indemnitor shall advance or become obligated to pay any sums under this Indemnity, or in the event that for any reason whatsoever, Borrower or any subsequent owner of the Collateral or any part thereof is now, or shall hereafter become, indebted to Indemnitor, Indemnitor agrees that (i) the amount of such sums and of such indebtedness and all interest thereon shall at all times be subordinate as to lien, the time of payment and in all other respects to all Obligations, including principal and interest and other amounts, at any time owed to Agent and/or Lenders under the Loan Documents, and (ii) Indemnitor shall not be entitled to enforce or receive payment thereof until the actual and irrevocable receipt by Agent of payment in full of all Obligations.  Nothing herein contained is intended or shall be construed to give Indemnitor any right of subrogation in or under the Loan Documents or any right to participate in any way therein, or in the right, title or interest of Agent or any Lender in or to the Collateral, notwithstanding any payments made by Indemnitor under this Indemnity, all such rights of subrogation and participation, if any, being hereby expressly postponed until the actual and irrevocable receipt by Agent of payment in full of all Obligations.  If any amount shall be paid to Indemnitor by reason of the payment of sums by Indemnitor under this Indemnity at any time when any such sums due and owing to Agent and/or Lenders shall not have been fully paid, such amount shall be paid by Indemnitor to Agent for credit and application against such sums due and owing to Agent and/or Lenders.

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(j)      Effect of Foreclosure, Exercise of Remedies.  Except as otherwise provided in Section 11 hereof, Indemnitor’s obligations hereunder shall continue notwithstanding a foreclosure, deed in lieu of foreclosure or similar proceeding or transaction involving any Mortgaged Property or any part thereof or other exercise by Agent of the other remedies under the Loan Documents, at law or in equity, until five (5) years after the satisfaction in full of the Obligations or a transfer of any Mortgaged Property due to a foreclosure or deed-in-lieu of foreclosure; provided, however, that any claims made or asserted prior to the expiration of such time period shall survive beyond such time period.

Section 10.    Financial Covenants.  Guarantor hereby covenants and agrees that at all times, the Tangible Net Worth (as hereinafter defined) of Guarantor shall not be less than the Required Net Worth (as hereinafter defined) and the Liquidity of Guarantor shall not be less than the Required Liquidity (as hereinafter defined), in each case on a consolidated basis in accordance with GAAP.  The obligations of Guarantor under this Section 10 shall terminate automatically upon the actual and irrevocable receipt by Agent of payment in full of all of the Obligations; provided, however, with the exception of the obligations of Guarantor under this Section 10, all the obligations of Guarantor under this Agreement shall remain in full force and effect.  For purposes of this Section 10, the following terms are defined as follows:

(a)      “Cash or Cash Equivalents” means (i) cash, (ii) marketable securities issued or directly and fully guaranteed or insured by the United States or any agency or instrumentality thereof (provided, that the full faith and credit of the United States is pledged in support thereof) having maturities of not more than one (1) year from the date of acquisition, (iii) time deposits and certificates of deposit of any commercial bank having, or which is the principal banking subsidiary of a bank holding company organized under the laws of the United States or any State thereof having, capital, surplus and undivided profits aggregating in excess of $200,000,000, with maturities of not more than one (1) year from the date of acquisition by Guarantor, (iv) commercial paper issued by any Person incorporated in the United States rated at least A-1 or the equivalent thereof by Standard & Poor’s Corporation or at least P-1 or the equivalent thereof by Moody’s Investors Service, Inc. and in each case maturing not more than one (1) year after the date of acquisition by Guarantor and (v) investments in money market or mutual funds substantially all of whose assets are comprised of securities of the types described in clauses (i) through (iv) above.

(b)      “Liquidity” shall mean (i) unrestricted and unencumbered Cash or Cash Equivalents and (ii) funds available to Guarantor through an undisbursed (in whole or in part), committed (without conditions other than for customary ministerial requirements, such as notices of drawing) line of credit to Guarantor from a banking or other financial institution reasonably acceptable to Agent that shall not expire or mature prior to, and shall otherwise be available to Guarantor through, the next succeeding date on which Guarantor’s Required Liquidity and Required Net Worth are required to be tested.

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(a)      “Required Liquidity” shall mean Liquidity tested on a date which is forty-five (45) days after the end of each Calendar Half equal to Fifty Million Dollars ($50,000,000) .

(b)      “Required Net Worth” shall mean Tangible Net Worth tested on a date which is forty-five (45) days after the end of each Calendar Half equal to Five Hundred Million Dollars ($500,000,000).

(c)      “Tangible Net Worth” means, as of any date, (i) the aggregate amount of (y) all assets of Guarantor which would be reflected on a balance sheet or personal financial statements, plus (z) accumulated depreciation (but excluding therefrom (A) capitalized interest, debt discount and expense, goodwill, patents, trademarks, service marks, tradenames, copyrights, franchises, licenses, amounts due from Affiliates and any other items which would be treated as intangibles under GAAP, (B) write-ups in book value of any asset and (C) any amount, however designated on the balance sheet, representing the excess of the purchase price paid for assets or stock acquired over the value assigned thereto on the books of Guarantor), less (ii) the aggregate amount of all liabilities of Guarantor, including contingent liabilities, which would be reflected on a balance sheet, in each case prepared in accordance with GAAP.

Section 11.  Survival.  The obligations and liabilities of Indemnitor under this Indemnity shall survive the repayment in full of all Obligations and other sums due and payable under the Loan Documents, notwithstanding any termination, satisfaction, assignment, entry of a judgment of foreclosure, exercise of any power of sale, or delivery of a deed in lieu of foreclosure for any Mortgage without repayment in full of said Obligations and sums; provided, however, that upon (i) the repayment in full of all Obligations and other sums due and payable under the Loan Documents and (ii) the delivery by Indemnitor to Agent of an Acceptable Phase I Environmental Assessment with respect to a Property concurrently with, or within one hundred eighty (180) days after such repayment, Indemnitor shall not have any obligations or liabilities under this Indemnity with respect to such Property for any Environmental Losses sustained after the date which is two (2) years after the date of  the repayment in full of all Obligations and other sums due and payable under the Loan Documents.  Additionally, following the repayment in full of all Obligations and other sums due and payable under the Loan Documents and if no claim is made by any Indemnified Party under this Indemnity with respect to any Property on or prior to the date which is five (5) years after the date of such repayment then Indemnitor shall not have any obligations or liabilities under this Indemnity with respect to such Property.  Nothing herein shall be deemed to limit the survival of the Obligations under this Indemnity with respect to (a) any Property for which an Acceptable Phase I Environmental Site Assessment was not received and (b) any Property which is the subject of any claim under this Indemnity during the five (5) year period following repayment of the Obligations and other sums due under the Loan Documents.

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Section 12.   Rights of Agent.  Unless expressly provided to the contrary in any particular instance, with respect to any and all rights of Agent to (a) give or withhold any consent, approval or other authorization requested by Indemnitor with respect to this Indemnity, (b) make any election or exercise any option granted herein, (c) make any decision, judgment or determination with respect hereto, (d) modify or amend this Indemnity or waive any obligation of Indemnitor hereunder or grant any extension of time for performance of the same or (e) take or omit to take any other action of any kind whatsoever, Agent shall, to the maximum extent permitted by law, have the right, and Indemnitor expressly acknowledges Agent’s right, in each instance, to make or give the same or take such action or to omit to take such action, as the case may be, in its sole and absolute discretion.

Section 13.  Further Assurances.  Indemnitor promptly shall make, execute or endorse, and acknowledge and deliver or file or cause the same to be done, all such vouchers, invoices, notices, certifications, instruments, additional agreements, undertakings, conveyances, deeds of trust, mortgages, transfers, assignments, financing statements or other assurances, and take all such other action, as Agent may, from time to time, reasonably determine to be necessary or proper in connection with this Indemnity or any of the other Loan Documents, the obligations of Indemnitor hereunder or thereunder, or for better assuring and confirming unto Agent and Lenders the full benefits and rights granted or purported to be granted by this Indemnity or the other Loan Documents; provided that none of the foregoing shall increase the obligations or liabilities of Indemnitor or any of its respective Affiliates hereunder or under the other Loan Documents in excess of the obligations or liabilities intended to be provided herein or in the other Loan Documents or decrease such Person’s rights hereunder or under the other Loan Documents to less than what they were prior to the execution of such documents, instruments or agreements.

Section 14.  Amendments, Waivers, Consents and Approvals.  No failure or delay of Agent in exercising any power or right hereunder or to demand payment for any sums due pursuant to this Indemnity or any other Loan Document, shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power.  No waiver of any provision of this Indemnity or consent to any departure by Indemnitor shall in any event be effective unless signed in writing by Agent, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.  Consents, approvals and waivers granted by Agent for any matters covered under this Indemnity shall not be effective unless signed in writing by Agent, and such consents, approvals and waivers shall be narrowly construed to cover only the parties and facts identified in any such consent, approval or waiver.  No notice or demand on Indemnitor or any other Person in any case shall entitle Indemnitor or such Person to any other or further notice or demand in similar or other circumstances.  Unless expressly provided to the contrary, any consents, approvals or waivers of Agent or Lenders pursuant to this Indemnity shall be granted or withheld in Agent’s or Lenders’ sole discretion, as the case may be.  No amendment, modification or termination of any provision of this Indemnity shall be effective unless in writing and signed by Indemnitor and Agent.

Section 15.   Binding Effect.  This Indemnity shall be binding upon Indemnitor and its heirs, legatees, personal representatives, successors and assigns, and shall inure to the benefit of and shall be enforceable by Agent, Lenders and their respective successors and assigns.

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Section 16.   Counterparts.  This Indemnity may be executed in any number of counterparts, each of which shall be deemed an original, and all of which when taken together shall be one and the same Indemnity.

Section 17.  Notices.  Any notice, demand, request, consent, approval or other communication, which any party hereto may be required or may desire to give hereunder, shall be made in accordance with Section 12.12 of the Loan Agreement to the party to whom notice is being given, in any of the foregoing cases at the address set forth below:

Agent:	PB Capital Corporation
230 Park Avenue, 19th Floor
New York, New York 10169
Attention: Real Estate Portfolio Management

with a copy to:

Kaye Scholer LLP
425 Park Avenue
New York, New York 10022
Attention: Warren J. Bernstein, Esq.

Guarantor:	Gramercy Capital Corp.
420 Lexington Avenue
New York, NY 10170
Attention: Office of the General Counsel

with a copy to:

Greenberg Traurig, LLP
200 Park Avenue
New York, NY 10116
Attention: Robert J. Ivanhoe, Esq.

Borrower:	First States Investors 3300 B, L.P.
c/o American Financial Realty Trust
c/o Gramercy Capital Corp.
420 Lexington Avenue, 19th Floor
New York, NY  10170
Attention:  Marc Holliday

with copies to:

First States Investors 3300 B, L.P.
c/o American Financial Realty Trust
c/o Gramercy Capital Corp.
420 Lexington Avenue, 19th Floor

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New York, NY  10170
Attention:  Office of the General Counsel

and

Greenberg Traurig, LLP
200 Park Avenue
New York, New York 10116
Attention: Robert J. Ivanhoe, Esq.

Any party may change its address for purposes of this Indemnity by giving notice of such change to the other parties pursuant to this Section 17.  All such notices, certificates, demands, requests, approvals, waivers and other communications given pursuant to this Section 17 shall be effective when received or refused at the address specified as aforesaid.

Notwithstanding any provision contained herein or in any of the other Loan Documents to the contrary, in the event that Agent shall fail to give any notice to Indemnitor under this Indemnity, the sole and exclusive remedy for such failure shall be to seek appropriate equitable relief to enforce this Indemnity to give such notice and to have any action of Indemnitor postponed or revoked and any proceedings in connection therewith delayed or terminated pending the giving of such notice by Agent, and no Indemnitor shall have any right to damages (whether actual or consequential) or any other type of relief against Agent not specifically provided for herein, all of which damages or other relief are hereby expressly waived.  The foregoing is not intended and shall not be deemed under any circumstances to require Agent to give notice of any type or nature to Indemnitor as expressly required hereby.

Section 18.   Severability.  In the event any one or more of the provisions contained in this Indemnity should be held invalid, illegal or unenforceable in any respect in a particular jurisdiction or as to particular Persons or circumstances, the validity, legality and enforceability of the remaining provisions contained herein (or the application of the invalid, illegal or unenforceable provision in a different jurisdiction or to other Persons or circumstances) shall not in any way be affected or impaired thereby.  The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

Section 19.   Captions.  The captions, headings and arrangements used in this Indemnity are for convenience only and do not in any way affect, limit, amplify or modify the terms and provisions hereof.

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Section 20.   Governing Law; Choice of Forum; Consent to Service of Process and Jurisdiction; Waiver of Trial by Jury.  This Indemnity shall be governed by, and construed in accordance with, the substantive and procedural laws of the State of New York.  Each of Indemnitor and Agent (by its acceptance of this Indemnity) irrevocably (a) agrees that any suit, action or other legal proceeding arising out of or relating to this Indemnity, the Note or the other Loan Documents may be brought in (i) the courts of the United States of America located in the Southern District of New York or the District where any Property is located or (ii) in the state courts of the State and County of New York or the state courts of the State and County where any Property is located, (b) consents to the jurisdiction of each such court in any such suit, action or proceeding and (c) waives any objection which it may have to the laying of venue of any such suit, action or proceeding in any of such courts and any claim that any such suit, action or proceeding has been brought in an inconvenient forum.  Indemnitor irrevocably consents to the service of any and all process in any such suit, action or proceeding by service of copies of such process to Indemnitor at its address provided in Section 17 hereof, as the same may be changed pursuant to Section 17 hereof.  Nothing in this Section 20, however, shall affect the right of Agent to serve legal process in any other manner permitted by law or affect the right of Agent to bring any suit, action or proceeding against Indemnitor or its property in the courts of any other jurisdiction.  EACH OF INDEMNITOR AND AGENT (BY ITS ACCEPTANCE OF THIS INDEMNITY) HEREBY WAIVES, AND AGENT, BY ACCEPTANCE OF THIS INDEMNITY, HEREBY WAIVES TRIAL BY JURY IN ANY SUIT, ACTION OR PROCEEDING BROUGHT IN CONNECTION WITH THIS INDEMNITY, WHICH WAIVER IS INFORMED AND VOLUNTARY.

Section 21.   Definitional Provisions.  For purposes of this Indemnity, (a) defined terms used in the singular shall import the plural and vice-versa; (b) the words “hereof,” “herein,” “hereunder” and similar terms when used in this Indemnity shall refer to this Indemnity as a whole and not to any particular provision of this Indemnity; (c) the words “include” and “including” wherever used in this Indemnity shall be deemed to be followed by the words “without limitation” and (d) all of the agreements or instruments referred to in this Indemnity shall mean such agreements or instruments as the same may, from time to time, be modified, supplemented or amended, or the terms thereof waived or modified to the extent permitted by, and in accordance with, the terms and conditions thereof and of this Indemnity and the other Loan Documents.

Section 22.   No Other Party Beneficiary.  This Indemnity is for the sole benefit of Agent, Lenders and their successors and assigns, and is not for the benefit of any other party.  Nothing contained in this Indemnity shall be deemed to confer upon anyone other than Agent, Lenders and their successors and assigns any right to insist upon or to enforce the performance or observance of any of the obligations contained herein.

Section 23.   Joint and Several Obligations.  The obligations of Indemnitor under this Indemnity shall be joint and several.

Section 24.   Entire Agreement.  This Indemnity and the other Loan Documents constitute the entire agreement between the parties hereto with respect to the subject matter hereof and supersede all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter contained in this Indemnity.

Section 25.   Default Rate.  Any amount payable hereunder by Indemnitor that is not paid by Indemnitor within five (5) Business Days after demand therefor by Agent shall bear interest from the date of such written demand at the Default Rate.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

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IN WITNESS WHEREOF, Indemnitor has given this Indemnity as of the date first written above.

BORROWER:

FIRST STATES INVESTORS 3300 B, L.P.,
a Delaware limited partnership

By:
Name: Andrew S. Levine
Title: Executive Vice President

GUARANTOR:

GRAMERCY CAPITAL CORP.,
a Maryland corporation

By:
Name: Andrew S. Levine
Title: Vice President

Exhibit O

(See Attached)

EXHIBIT O
AMENDED AND RESTATED GUARANTY

THIS AMENDED AND RESTATED GUARANTY (this “Guaranty”) is executed as of September 1, 2011, by and among GRAMERCY CAPITAL CORP., a Maryland corporation (the “Guarantor”), KBS DEBT HOLDINGS MEZZ HOLDER, LLC, a Delaware limited liability company, KBS GKK PARTICIPATION HOLDINGS I, LLC, a Delaware limited liability company, KBS GKK PARTICIPATION HOLDINGS II, LLC, a Delaware limited liability company, KBS ACQUISITION SUB, LLC, a Delaware limited liability company, and KBS ACQUISITION HOLDINGS, LLC, a Delaware limited liability company (collectively, and together with their respective successors and assigns, including any lawful holder of any portion of the Loan (as hereinafter defined) collectively, “Lender”).

WITNESSETH:

WHEREAS, the entities listed on Schedule A hereto (collectively, “Borrower”) and Lender (as successor to Goldman Sachs Mortgage Company, a New York limited partnership (“Goldman”), Citicorp North American, Inc., a New York corporation (“Citi”), and SL Green Realty Corp., a Maryland corporation (together with Goldman and Citi, “Original Lender”)), are parties to that certain Amended and Restated Senior Mezzanine Loan Agreement, effective as of August 22, 2008, as amended by that certain Amendment to Amended and Restated Loan Agreement, dated as of March 9, 2010, that certain extension agreement dated March 13, 2011, that certain extension agreement dated April 18, 2011, and that certain extension agreement dated April 29, 2011 (as amended, the “Loan Agreement”; and the loan described therein, the “Loan”; unless otherwise provided, all capitalized terms used but not defined herein shall have the respective meanings assigned to them in the Loan Agreement).

WHEREAS, Lender required as a condition to making the Loan that Guarantor agreed to unconditionally guaranty for the benefit of Original Lender and its successors and assigns, the full and timely payment and performance of certain obligations pursuant to that certain Guaranty, dated April 1, 2008 (the “Original Guaranty”), from Guarantor to Original Lender (as predecessors in interest to Lender);

WHEREAS, in connection with that certain Collateral Transfer and Settlement Agreement, dated as of September 1, 2011 (the “Settlement Agreement”), by and between GKK Stars Acquisition LLC (“GKK Stars”) and Lender, the Guarantor and Lender desire to amend and restate the Original Guaranty in its entirety;

WHEREAS, Guarantor, as the 100% indirect owner of GKK Stars, and Lender have each derived a substantial economic benefit by the entry into and consummation of the transactions contemplated by the Settlement Agreement;

WHEREAS, Guarantor and Lender have agreed to execute and deliver this Guaranty to amend and restate the Original Guaranty in order to induce each other to enter into and consummate the Settlement Agreement.

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NOW, THEREFORE, in consideration for, and as an inducement to, Guarantor and Lender each entering into the Settlement Agreement and consummating the transactions contemplated thereby, and for other good and valuable consideration the legal sufficiency of which and receipt thereof are hereby acknowledged, effective on the Release Effective Date (as such term is defined in the Settlement Agreement), and not until the Release Effective Date, that the parties hereby agree that the Original Guaranty shall be amended and restated in its entirety as follows:

ARTICLE I

NATURE AND SCOPE OF GUARANTY

1.1           Guaranty of Obligations.  Guarantor hereby absolutely, irrevocably and unconditionally guarantees to Lender the full and timely payment and performance of all of the Guaranteed Obligations as and when the same shall be due and payable, whether by lapse of time, by acceleration of maturity or otherwise; provided, however, that Guarantor shall have no obligations or liability hereunder unless there shall have occurred a Breach Event (as defined in the Settlement Agreement) pursuant to Section 9.1(e) of the Settlement Agreement which has not been deemed waived pursuant to the second sentence of Section 9.3 of the Settlement Agreement.  Guarantor hereby absolutely, irrevocably and unconditionally covenants and agrees that it is liable for the Guaranteed Obligations as primary obligor; provided that Guarantor’s liability under this Guaranty shall in no event exceed the difference between (i) the principal balance outstanding under the KBS Master Repurchase Agreement (as defined in the Settlement Agreement) as of the Release Effective Date, and (ii) all principal amounts indefeasibly repaid by Lender or its affiliates under the KBS Master Repurchase Agreement (such difference being the “Outstanding Principal Amount”).

1.2           Definitions of Guaranteed Obligations.  As used herein, the term “Guaranteed Obligations” means all obligations and liabilities of Borrower under the last paragraph of Section 9.19(b) of the Loan Agreement, other than clauses (x)(i) and (y) of such paragraph, provided however, that if the obligations and liabilities of the Borrower under the Loan Agreement are less than the Outstanding Principal Amount, the amount of the Guaranteed Obligations shall be equal to the Outstanding Principal Amount.

1.3           Nature of Guaranty.  This Guaranty is an irrevocable, absolute and continuing guaranty of payment and not a guaranty of collection.  No exculpatory language contained in any of the other Loan Documents shall in any event or under any circumstances modify, qualify or affect the personal recourse obligations and liabilities of Guarantor hereunder.  This Guaranty may not be revoked by Guarantor and shall continue to be effective with respect to the Guaranteed Obligations arising or created after any attempted revocation by Guarantor and, if Guarantor is a natural person, after Guarantor’s death, in which event this Guaranty shall be binding upon Guarantor’s estate and Guarantor’s legal representatives and heirs.  It is the intent of Guarantor and Lender that the obligations and liabilities of Guarantor hereunder are absolute and unconditional under any and all circumstances and that so long as any portion of the Indebtedness shall be outstanding, such obligations and liabilities shall not be discharged or released in whole or in part, by any act or occurrence (including, without limitation, the fact that at any time or from time to time the Indebtedness or the Guaranteed Obligations may be increased or reduced) which might, but for the provisions of this Guaranty, be deemed a legal or equitable discharge or release of Guarantor.  Subject to Section 5.1 hereof, this Guaranty may be enforced by Lender and any subsequent holder of the Note or any part thereof and shall not be discharged by the assignment or negotiation of all or any part of the Note.

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Notwithstanding any other provision of this Guaranty to the contrary, the Guaranteed Obligations shall not include any obligations and liabilities of Borrower arising solely as a result of the exercise by Lender or an affiliate of any remedies provided in the Loan Documents or the Settlement Agreement.

1.4           Guaranteed Obligations Not Reduced by Set-Off.  The Guaranteed Obligations and the liabilities and obligations of Guarantor to Lender hereunder shall not be reduced, discharged or released because or by reason of any existing or future set-off, offset, claim or defense of any kind or nature, other than the defense that such Guaranteed Obligations have been paid in full by Borrower in accordance with the Loan Documents, or the outstanding amounts under the KBS Master Repurchase Agreement have been indefeasibly paid in full, which Borrower, Guarantor or any other Person has or may hereafter have against Lender or against payment of the Indebtedness or the Guaranteed Obligations, whether such set-off, offset, claim or defense arises in connection with the Guaranteed Obligations or otherwise.

1.5           No Duty to Pursue Others; No Duty to Mitigate.  It shall not be necessary for Lender (and Guarantor hereby waives any rights which Guarantor may have to require Lender) to take any action, obtain any judgment or file any claim prior to enforcing this Guaranty, including, without limitation, to (i) institute suit or otherwise enforce Lender’s rights, or exhaust its remedies, against Borrower or any other Person liable on all or any part of the Indebtedness or the Guaranteed Obligations, or against any other Person, (ii) enforce Lender’s rights, or exhaust any remedies available to Lender, against any collateral which shall ever have been given to secure all or any part of the Indebtedness or the Guaranteed Obligations, (iii) join Borrower or any other Person liable on the Guaranteed Obligations in any action seeking to enforce this Guaranty or (iv) resort to any other means of obtaining payment of all or any part of the Indebtedness or the Guaranteed Obligations.  Lender shall not be required to mitigate damages or take any other action to reduce, collect or enforce the Guaranteed Obligations.

1.6           Payment by Guarantor.  If all or any part of the Guaranteed Obligations shall not be punctually paid or performed when due, whether at demand or otherwise, Guarantor shall promptly, upon written demand (made in accordance with Section 5.14), but in any event within 5 Business Days from the date such demand is made by Lender and without presentment, protest, notice of protest, notice of non-payment, notice of intention to accelerate the maturity, notice of acceleration of the maturity or any other notice whatsoever, pay in lawful money of the United States of America, the amount due thereon to Lender.  Amounts not paid when due hereunder shall accrue interest at the Default Rate, unless such amounts already include interest at the Default Rate pursuant to the terms of the other Loan Documents.  Such demands may be made at any time coincident with or after the time for payment of all or any part of the Guaranteed Obligations and may be made from time to time with respect to the same or different Guaranteed Obligations.

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1.7           Application of Payments.  If, at any time, there is any Indebtedness or obligations of Borrower to Lender which is not guaranteed by Guarantor, Lender, without in any manner impairing its rights hereunder, may, at its option, apply all amounts realized by Lender from any collateral or security held by Lender first to the payment of such unguaranteed Indebtedness or obligations, with the remaining amounts, if any, to then be applied to the payment of the Indebtedness or obligations guaranteed by Guarantor.

1.8           Waivers.

(a)           Guarantor hereby assents to all of the terms and agreements heretofore or hereafter made by Borrower with Lender (including, without limitation, the provisions of the Loan Documents) and hereby waives diligence, presentment, protest, demand on Borrower for payment or otherwise, filing of claims, requirement of a prior proceeding against Borrower and all notices (other than notices expressly provided for hereunder or required to be delivered under applicable law), including, without limitation, notice of:

(i)           the acceptance of this Guaranty;

(ii)          any amendment, modification, replacement or extension of any of the Loan Documents;

(iii)         the execution and delivery by Borrower and Lender of any other loan or credit agreement or of Borrower’s execution and delivery of any promissory note or other documents arising under the Loan Documents or in connection with the Property;

(iv)         Lender’s transfer, participation, componentization or other disposition of all or any part of the Loan or this Guaranty, or an interest therein;

(v)          the sale or foreclosure (or posting or advertising for sale or foreclosure), or assignment-in-lieu of foreclosure, of any collateral for the Guaranteed Obligations;

(vi)         any protest, proof of non-payment or default by Borrower, or the occurrence of a breach or an Event of Default, or the intent to accelerate or of acceleration in relation to any instrument relating to the Indebtedness or the Guaranteed Obligations;

(vii)        the obtaining or release of any guaranty or surety agreement, pledge, assignment or other security for the Indebtedness or the Guaranteed Obligations, or any part thereof; or

(viii)       any other action at any time taken or omitted to be taken by Lender generally and any and all demands and notices of every kind in connection with this Guaranty, the other Loan Documents and any other documents or agreements evidencing, securing or relating to the Indebtedness or the Guaranteed Obligations, or any part thereof.

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(b)           Guarantor hereby waives any and all rights it may now or hereafter have to, and covenants and agrees that it shall not at any time, insist upon, plead or in any manner whatsoever claim or take the benefit or advantage of, any and all appraisal, valuation, stay, extension, marshaling-of-assets or redemption laws, or right of homestead or exemption, whether now or at any time hereafter in force, that may delay, prevent or otherwise affect the performance by Guarantor of its obligations under, or the enforcement by Lender of, this Guaranty.  Guarantor hereby further waives any and all rights it may now or hereafter have to, and covenants and agrees that it shall not, set up or claim any defense, counterclaim, cross-claim, set-off, offset, right of recoupment or other objection of any kind to any action, suit or proceeding in law, equity or otherwise, or to any demand or claim that may be instituted or made by Lender hereunder, except for the defense of the actual timely performance of the Guaranteed Obligations hereunder.

(c)           Guarantor specifically acknowledges and agrees that the waivers made by it in this Section and in the other provisions of this Guaranty are of the essence of the Loan transaction and Settlement Agreement and that, but for this Guaranty and such waivers, Lender would not enter into and consummate the Settlement Agreement with GKK Stars.

1.9           Waiver of Subrogation, Reimbursement and Contribution.  Notwithstanding anything to the contrary contained herein, Guarantor hereby unconditionally and irrevocably waives, releases and abrogates any and all rights it may now or hereafter have under any agreement, at law or in equity (including, without limitation, any law subrogating the Guarantor to the rights of Lender), to assert any claim against or seek contribution, indemnification or any other form of reimbursement from Borrower or any other Person liable for payment of any or all of the Guaranteed Obligations for any payment made by Guarantor under or in connection with this Guaranty or otherwise.

1.10           Reinstatement; Effect of Bankruptcy.  Guarantor agrees that if at any time all or any part of any payment at any time received by Lender from, or on behalf of, Borrower or Guarantor under or with respect to this Guaranty is held to constitute a Preferential Payment (as defined in Section 4.4 hereof), or if Lender is required to rescind, restore or return all or part of any such payment or pay the amount thereof to another Person for any reason (including, without limitation, the insolvency, bankruptcy reorganization, receivership or other debtor relief law or any judgment, order or decision thereunder), then the Guaranteed Obligations hereunder shall, to the extent of the payment rescinded, restored or returned, be deemed to have continued in existence notwithstanding such previous receipt by Lender, and the Guaranteed Obligations hereunder shall continue to be effective or reinstated, as the case may be, as to such payment as though such previous payment to Lender had never been made.

ARTICLE II

EVENTS AND CIRCUMSTANCES NOT REDUCING OR DISCHARGING GUARANTOR’S OBLIGATIONS

2.1           Events and Circumstances Not Reducing or Discharging Guarantor’s Obligations.  Guarantor hereby consents and agrees to each of the following and agrees that Guarantor’s obligations under this Guaranty shall not be released, diminished, impaired, reduced or adversely affected in any way by any of the following, although without notice to or the further consent of Guarantor, and waives any common law, equitable, statutory or other rights (including, without limitation, rights to notice) or defenses which Guarantor might otherwise have as a result of or in connection with any of the following:

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(a)           Modifications.  Any change in the time, manner or place of payment of all or any part of the Indebtedness or the Guaranteed Obligations, or in any other term thereof, or any renewal, extension, increase, alteration, rearrangement, amendment or other modification to any provision of any of the Loan Documents or any other document, instrument, contract or understanding between Borrower and Lender or any other Person pertaining to the Indebtedness or the Guaranteed Obligations.

(b)           Adjustment.  Any adjustment, indulgence, forbearance, waiver, consent or compromise that Lender might extend, grant or give to Borrower, Guarantor or any other Person with respect to any provision of this Guaranty or any of the other Loan Documents.

(c)           Condition of Borrower or Guarantor.  Any Borrower’s, any Mortgaged Property Owner’s, or Guarantor’s voluntary or involuntary liquidation, dissolution, sale of all or substantially all of their respective assets and liabilities, appointment of a trustee, receiver, liquidator, sequestrator or conservator for all or any part of any Borrower’s, any Mortgaged Property Owner’s, or Guarantor’s assets, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, consolidation, merger arrangement, composition, readjustment or the commencement of any other similar proceedings affecting any Borrower, any Mortgaged Property Owner, or Guarantor or any of the assets of any of them, including, without limitation, (A) the release or discharge of Borrower from the payment and performance of its obligations under any of the Loan Documents by operation of law, (B) the release or discharge of any Mortgaged Property Owner from the payment and performance of its obligations under any of the Mortgaged Property Debt Documents by operation of law, (C) the impairment, limitation or modification of the liability of any Borrower, the partners of any Borrower or Guarantor, or of any remedy for the enforcement of Lender’s rights, under this Guaranty or any of the other Loan Documents resulting from the operation of any present or future provisions of the Bankruptcy Code or other present or future federal, state or applicable statute of law or from the decision in any court or (D) the impairment, limitation or modification of the liability of any Mortgaged Property Owner, the partners of any Mortgaged Property Owner or Guarantor, or of any remedy for the enforcement of Mortgage Lender’s rights, under any of the Mortgage Loan Documents, resulting from the operation of any present or future provisions of the Bankruptcy Code or other present or future federal, state or applicable statute of law or from the decision in any court .

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(d)           Invalidity of Guaranteed Obligations.  The invalidity, illegality, irregularity or unenforceability of all or any part of this Guaranty, the Mortgage Loan Documents, or of any of the Loan Documents, or of any other document or agreement executed in connection with the Indebtedness, the indebtedness under the Mortgage Loan or the Guaranteed Obligations for any reason whatsoever, including, without limitation, the fact that (i) the Indebtedness, the indebtedness under the Mortgage Loan or the Guaranteed Obligations, or any part thereof, exceeds the amount permitted by law, (ii) the act of creating the Indebtedness, the indebtedness under the Mortgage Loan or the Guaranteed Obligations, or any part thereof, is ultra vires, (iii) the officers or representatives executing the Loan Documents or the Mortgage Loan Documents or any other document or agreement executed in connection with the creating of the Indebtedness, the indebtedness under the Mortgage Loan or the Guaranteed Obligations, or any part thereof, acted in excess of their authority, (iv) the Indebtedness, the indebtedness under the Mortgage Loan or the Guaranteed Obligations, or any part thereof, violates applicable usury laws, (v) any Borrower, any Mortgaged property Owner or Guarantor has valid defenses, claims or offsets (whether at law, in equity or by agreement) which render the Indebtedness, the indebtedness under the Mortgage Loan or the Guaranteed Obligations wholly or partially uncollectible, (vi) the creation, performance or repayment of the Indebtedness, the indebtedness under the Mortgage Loan or the Guaranteed Obligations, or any part thereof (or the execution, delivery and performance of any document or instrument representing the Indebtedness, the indebtedness under the Mortgage Loan or the Guaranteed Obligations, or any part thereof, or executed in connection with the Indebtedness, the indebtedness under the Mortgage Loan or the Guaranteed Obligations, or given to secure the repayment of the Indebtedness, the indebtedness under the Mortgage Loan or the Guaranteed Obligations, or any part thereof), is illegal, uncollectible, legally impossible or unenforceable or (vii) any of the Loan Documents or Mortgage Loan Documents or any other document or agreement executed in connection with the Indebtedness, the indebtedness under the Mortgage Loan or the Guaranteed Obligations, or any part thereof, has been forged or otherwise are irregular or not genuine or authentic.

(e)           Release of Obligors.  Any compromise or full or partial release of the liability of any Borrower or any other Person now or hereafter liable, whether directly or indirectly, jointly, severally, or jointly and severally, to pay, perform, guarantee or assure the payment of the obligations under this Guaranty or any of the other Loan Documents.

(f)            Release of Collateral; Other Collateral.  Any release, surrender, exchange, subordination, deterioration, waste, loss or impairment by Lender or Mortgage Lender(including, without limitation, negligent, willful, unreasonable or unjustifiable impairment) of, or failure to perfect or obtain protection of, any collateral, property or security at any time existing in connection with, or assuring or securing payment of, all or any part of the Indebtedness, the indebtedness under the Mortgage Loan or the Guaranteed Obligations; or the taking or accepting of any other security, collateral or guaranty or other assurance of payment for all or any part of the Indebtedness, the indebtedness under the Mortgage Loan or the Guaranteed Obligations.

(g)           Offset.  Any existing or future right of set-off, offset, claim, counterclaim or defense of any kind or nature against Lender or any other Person, which may be available to or asserted by Guarantor or Borrower.

(h)           Change in Law.  Any change in the laws, rules or regulations of any jurisdiction or any present or future action of any Governmental Authority or court amending, varying, reducing or otherwise affecting, or purporting to amend, vary, reduce or otherwise affect, any of the obligations of any Borrower under any of the Loan Documents, any Mortgaged Property Owner under the Mortgage Loan Documents or Guarantor under this Guaranty.

(i)            Event of Default.  The occurrence of any Event of Default or any potential Event of Default under any of the Loan Documents or any of the Mortgage Loan Documents, whether or not Lender or Mortgage Lender has exercised any of its rights and remedies under the Loan Documents or the Mortgage Loan Documents, as the case may be, upon the happening of any such Event of Default or potential Event of Default.

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(j)            Actions Omitted.  The absence of any action to enforce any of Lender’s rights under the Loan Documents or Mortgage Lender’s rights under the Mortgage Loan Documents, or available to Lender or Mortgage Lender at law, equity or otherwise, to recover any judgment against Borrower or any Mortgaged Property Owner or to enforce a judgment against Borrower or any Mortgaged Property Owner under any of the Loan Documents or Mortgage Loan Documents, as the case may be.

(k)           Other Circumstances.  Any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor generally, it being the unambiguous and unequivocal intention of Guarantor and Lender that the liability of Guarantor hereunder shall be direct and immediate and that Guarantor shall be obligated to pay the Guaranteed Obligations when due, notwithstanding any occurrence, circumstance, event, action, or omission whatsoever, whether contemplated or uncontemplated, and whether or not otherwise or particularly described herein, except for the full and final payment and satisfaction of the Guaranteed Obligations.

2.2           Indebtedness or Other Obligations of Guarantor.  If Guarantor is or becomes liable for any Indebtedness owed by Borrower to Lender by endorsement or otherwise than under this Guaranty such liability shall not be in any manner impaired or affected by this Guaranty and the rights of Lender hereunder shall be cumulative of any and all other rights that Lender may ever have against Guarantor.  The exercise by Lender of any right or remedy hereunder or under any other instrument or at law or in equity shall not preclude the concurrent or subsequent exercise of any right or remedy under any other instrument or at law or in equity, including the making of multiple demands hereunder.  Further, without in any way diminishing or limiting the generality of the foregoing, it is specifically understood and agreed that this Guaranty is given by Guarantor as an additional guaranty to any and all guarantees as may heretofore have been or may hereafter be executed and delivered by Guarantor in favor of Lender, whether relating to the obligations of Borrower under the Loan Documents or otherwise, and nothing herein shall ever be deemed to replace or be in-lieu of any other such previous or subsequent guarantees.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

3.1           Representations and Warranties.  To induce Lender to enter into the Settlement Agreement, Guarantor hereby represents and warrants to Lender that, on the date hereof and during the duration of this Guaranty:

(a)           Due Formation, Authorization and Enforceability.  Guarantor is duly organized and validly existing under the laws of the jurisdiction of its incorporation or formation, as the case may be, and has full power and legal right to execute and deliver this Guaranty and to perform under this Guaranty and the transactions contemplated hereunder.  Guarantor has taken all necessary action to authorize the execution, delivery and performance of this Guaranty and the transactions contemplated hereunder.  This Guaranty has been duly authorized, executed and delivered by Guarantor and constitutes a legal, valid and binding obligation of Guarantor, enforceable against Guarantor in accordance with its terms.

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(b)           Benefit to Guarantor.  Guarantor hereby acknowledges that Lender would not enter into the Settlement Agreement but for the personal liability undertaken by Guarantor under this Guaranty.  Guarantor (i) is an affiliate of GKK Stars, (ii) has received, or will receive, direct and/or indirect benefit from the entry into the Settlement Agreement by GKK Stars and Lender and (iii) has received, or will receive, direct and/or indirect benefit from the making of this Guaranty with respect to the Guaranteed Obligations.

(c)           Familiarity and Reliance.  Guarantor is familiar with, and has independently reviewed books and records regarding, the financial condition of GKK Stars and Borrower and is familiar with the value of any and all collateral granted, or intended to be granted, as security for the Indebtedness or the Guaranteed Obligations; provided, however, Guarantor is not relying on such financial condition or such collateral as an inducement to enter into this Guaranty.

(d)           No Representation by Lender.  Except as set forth in the Settlement Agreement, neither Lender nor any other Person has made any representation, warranty or statement to Guarantor or to any other Person in order to induce the Guarantor to execute this Guaranty.

(e)           Solvency.  Guarantor has not entered into this Guaranty with the actual intent to hinder, delay or defraud any creditor.  Guarantor received reasonably equivalent value in exchange for the Guaranteed Obligations.  Guarantor is not presently insolvent, and the execution and delivery of this Guaranty will not render Guarantor insolvent.

(f)            No Conflicts.  The execution and delivery of this Guaranty by Guarantor, and the performance of transactions contemplated hereunder do not and will not (i) conflict with or violate any Legal Requirements or any governmental statutes, laws, rules, orders, regulations, ordinances, judgments, decrees and injunctions of Governmental Authorities (including Environmental Laws) affecting Guarantor or any of its assets or property, (ii) conflict with, result in a breach of, or constitute a default (including any circumstance or event which would be a default but for the lack of due notice or lapse of time or both) under any of the terms, conditions or provisions of any of Guarantor’s organizational documents or any agreement or instrument to which Guarantor is a party, or by which Guarantor or its assets or property are bound or (iii) result in the creation or imposition of any Lien on any of Guarantor’s assets or property.

(g)           Litigation.  There is no action, suit, proceeding, arbitration or investigation pending or, to Guarantor’s knowledge after due and diligent inquiry, threatened against Guarantor in any court or by or before any other Governmental Authority, in each case, which is reasonably likely to have consequences that would materially and adversely affect the performance of Guarantor’s obligations and duties under this Guaranty.  There are no outstanding or unpaid judgments against Guarantor.

(h)           Consents.  To Guarantor’s knowledge, no consent, approval, authorization, order or filings of or with any court or Governmental Authority is required for the execution, delivery and performance by Guarantor of, or compliance by Guarantor with, this Guaranty or the consummation of the transactions contemplated hereunder, other than those which have been obtained by Guarantor.

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(i)            Compliance.  To Guarantor’s knowledge, Guarantor is not in default or violation of any regulation, order, writ, injunction, decree or demand of any Governmental Authority, the violation or default of which might have consequences that are reasonably likely to materially and adversely affect the condition (financial or otherwise) or business of Guarantor or would reasonably likely have consequences that would materially and adversely affect its performance hereunder.

(j)            No Defenses.  This Guaranty and the obligations of Guarantor hereunder are not subject to, and Guarantor has not asserted, any right of rescission, offset, counterclaim, cross-claim, recoupment or affirmative or other defense of any kind and neither the operation of any of the terms of this Guaranty nor the exercise of any right hereunder will render the Guaranty unenforceable in whole or in part.

(k)           Tax Filings.  Guarantor has filed (or has obtained effective extensions for filing) all federal, state and local tax returns required to be filed and has paid, or has made adequate provision for the payment of, all federal, state and local taxes, charges and assessments payable by Guarantor.  Guarantor reasonably believes that its tax returns properly reflect the incomes and taxes of Guarantor for the periods covered thereby.

(l)            No Bankruptcy Filing.  Guarantor is not a debtor in any state or federal bankruptcy, insolvency or similar proceeding.  Guarantor is contemplating neither the filing of a petition under any state or federal bankruptcy or insolvency laws nor the liquidation of its assets or property and Guarantor does not have any knowledge (after due and diligent inquiry) of any Person contemplating the filing of any such petition against it.

(m)          Embargoed Person.  To Guarantor’s knowledge, (i) none of the funds or other assets of Guarantor constitute property of, or are beneficially owned, directly or indirectly, by any Embargoed Person; (ii) no Embargoed Person has any interest of any nature whatsoever in Guarantor (whether directly or indirectly) and (iii) none of the funds of Guarantor have been derived from any unlawful activity.  Notwithstanding anything to the contrary contained herein, the representations and warranties contained in this subsection shall survive in perpetuity.

(n)           Compliance with Anti-Terrorism, Embargo, Sanctions and Anti-Money Laundering Laws.  Guarantor, and to the best of Guarantor's knowledge after due and diligent inquiry, each Person owning an interest in Guarantor:  (a) is not currently identified on the OFAC List and (b) is not a Person with whom a citizen of the United States is prohibited to engage in transactions by any trade embargo, economic sanction, or other prohibition of any Legal Requirement.  Guarantor has implemented procedures, and will consistently apply such procedures throughout the term of the Loan and the existence of this Guaranty, to ensure the foregoing representations and warranties remain true and correct during the term of the Loan and the existence of this Guaranty.

(o)           Survival.  All representations and warranties made by Guarantor herein shall survive the execution hereof.

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ARTICLE IV

SUBORDINATION OF CERTAIN INDEBTEDNESS

4.1           Subordination of Guarantor’s Conditional Rights.  As used herein, the term “Guarantor’s Conditional Rights” shall mean any and all debts and liabilities of Borrower owed to Guarantor, whether such debts and liabilities now exist or are hereafter incurred or arise, or whether the obligations of Borrower thereon be direct, contingent, primary, secondary, several, joint and several or otherwise, and irrespective of whether such debts or liabilities be evidenced by note, contract, open account or otherwise, and irrespective of the Person or Persons in whose favor such debts or liabilities may, at their inception, have been or may hereafter be created or the manner in which they have been or may hereafter be acquired by Guarantor.  The Guarantor’s Conditional Rights shall include, without limitation, all rights and claims of Guarantor for subrogation, reimbursement, exoneration, contribution or indemnification, any right to participate in any claim or remedy of Lender against Borrower or any security or collateral which Lender now has or may hereafter acquire, whether or not such claim, remedy or right arises in equity or under contract, statute (including the Bankruptcy Code or any successor or similar statute) or common law, by any payment made hereunder or otherwise, including, without limitation, the right to take or receive from Borrower, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim or other rights, against Borrower, as a result of Guarantor’s payment of all or any portion of the Guaranteed Obligations or otherwise.

4.2           Liens Subordinate; Standstill.  Notwithstanding any other provision of this Guaranty to the contrary, as long as any portion of the Indebtedness remains outstanding, Guarantor hereby agrees that, except as set forth in the Settlement Agreement (i) all Guarantor’s Conditional Rights and any and all liens, security interests, judgment liens, charges or other encumbrances upon Borrower’s assets securing payment of the Guarantor’s Conditional Rights shall be and remain, at all times, inferior and subordinate in all respects to the payment and performance in full of the Indebtedness and any and all liens, security interests, judgment liens, charges or other encumbrances upon Borrower’s assets securing payment of the Indebtedness, regardless of whether such encumbrances in favor of Guarantor or Lender presently exist or are hereafter created or attach, (ii) Guarantor shall not be entitled to, and shall not, receive or collect, directly or indirectly, from Borrower or any other Person any amount pursuant to or in satisfaction of any of the Guarantor’s Conditional Rights and (iii) Guarantor shall not, without the prior written consent of Lender, (x) exercise or enforce any creditor’s right it may have against Borrower in respect of any of the Guarantor’s Conditional Rights or (y) foreclose, repossess, sequester or otherwise take steps or institute any action or proceedings (judicial or otherwise, including, without limitation, the commencement of, or joinder in, any liquidation, bankruptcy, rearrangement, debtor’s relief or insolvency proceeding) to enforce any liens, mortgages, deeds of trust, security interests, collateral rights, judgments or other encumbrances on assets of Borrower held by Guarantor.

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4.3           Claims in Bankruptcy.  In the event of receivership, bankruptcy, reorganization, arrangement, debtor’s relief or other insolvency proceedings involving Guarantor as debtor, Lender shall have the right and authority, either in its own name or as an attorney-in-fact for Guarantor, to prove its claim in any such proceeding and to take such other steps as may be necessary so as to establish its rights hereunder and receive directly from the receiver, trustee or other court custodian, dividends and payments which would otherwise be payable pursuant to or in satisfaction of any of the Guarantor’s Conditional Rights.  Guarantor hereby assigns any and all such dividends and payments to Lender.  Should Lender receive, for application against the Guaranteed Obligations, any dividend or payment which is otherwise payable to Guarantor and which, as between Borrower and Guarantor, shall constitute a credit against any of the Guarantor’s Conditional Rights, then, upon payment and performance in full of the Indebtedness and the Guaranteed Obligations, Guarantor shall become subrogated to the rights of Lender to the extent that such payments to Lender with respect to, or in satisfaction of, such Guarantor’s Conditional Rights have contributed toward the liquidation of the Guaranteed Obligations and such subrogation shall be with respect to that proportion of the Guaranteed Obligations which would have remained unpaid had Lender not received such dividends or payments upon the Guarantor’s Conditional Rights.

4.4           Payments Held in Trust.  In the event that, notwithstanding anything to the contrary in this Guaranty, Guarantor should receive any funds, payment, claim or distribution which is prohibited by this Guaranty on account of any of the Guarantor’s Conditional Rights and either (i) such amount is paid to Guarantor at any time when any part of the Indebtedness or the Guaranteed Obligations shall not have been paid or performed in full or, (ii) regardless of when such amount is paid to Guarantor, any payment made by, or on behalf of, Borrower to Lender is subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid by Lender or paid over to a trustee, receiver or any other Person, whether under any bankruptcy act or otherwise (such payment, a “Preferential Payment”), then such amount paid to Guarantor shall be held in trust for the benefit of Lender and shall forthwith be paid to Lender to be credited and applied upon the Indebtedness or the Guaranteed Obligations, whether matured or unmatured, in such order as Lender, in its sole and absolute discretion, shall determine.  To the extent that any of the provisions of this Article 4 shall not be enforceable, Guarantor agrees that until such time as the Indebtedness and the Guaranteed Obligations have been paid and performed in full and the period of time has expired during which any payment made by Borrower to Lender may be determined to be a Preferential Payment, all of the Guarantor’s Conditional Rights, to the extent not validly waived, shall be subordinate to Lender’s right to full payment and performance of the Indebtedness and the Guaranteed Obligations and Guarantor shall not enforce any of the Guarantor’s Conditional Rights during such period.

ARTICLE V

MISCELLANEOUS

5.1           Lender’s Benefit; No Impairment of Loan Documents.  This Guaranty is for the benefit of Lender and its successors and assigns and nothing contained herein shall impair, as between Borrower and Lender, the obligations of Borrower under the Loan Documents.  Notwithstanding anything to the contrary contained herein, the rights of Lender hereunder may not be assigned, transferred or otherwise conveyed, whether directly or indirectly, by Lender, other than to Goldman or Citi or their successors and assigns with respect to the KBS Master Repurchase Agreement (or any replacement financing facility with respect to the Transferred Interest (as defined in the Settlement Agreement) provided by Goldman or Citi).

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5.2           Successors and Assigns; Binding Effect.  This Guaranty shall be binding upon Guarantor and its heirs, executors, legal representatives, successors and assigns, whether by voluntary action of the parties or by operation of law.  Notwithstanding anything to the contrary herein, Guarantor may in no event delegate or transfer its obligations under, or be released from, this Guaranty, except in accordance with the terms of the Loan Agreement and this Guaranty.

5.3           Borrower.  The term “Borrower” as used herein shall include any new or successor corporation, association, partnership (general or limited), limited liability company, joint venture, trust or other individual or organization formed as a result of any merger, reorganization, sale, transfer, devise, gift or bequest of or by Borrower or any interest in Borrower.

5.4           Costs and Expenses.  If Guarantor should breach or fail to timely perform any provision of this Guaranty, Guarantor shall promptly, upon written demand, but in any event within 5 Business Days from the date such demand is made by Lender, pay to Lender any and all costs and expenses (including court costs and attorneys’ fees and expenses) incurred by Lender in connection with the enforcement hereof or the preservation of Lender’s rights hereunder.  The covenant contained in this Section shall survive the payment and performance of the Guaranteed Obligations.

5.5           Not a Waiver; No Set-Off.  The failure of any party to enforce any right or remedy hereunder, or to promptly enforce any such right or remedy, shall not constitute a waiver thereof, nor give rise to any estoppel against such party, nor excuse any other party from its obligations hereunder, nor shall a single or partial exercise thereof preclude any other future exercise, or the exercise of any other right, power, remedy or privilege.  In particular, and not by way of limitation, by accepting payment after the due date of any amount payable under this Guaranty, Lender shall not be deemed to have waived any right either to require prompt payment when due of all other amounts due under this Guaranty or to declare a default for failure to effect prompt payment of any such other amount.  Lender shall not be required to mitigate damages or take any other action to reduce, collect or enforce any of the Indebtedness or the Guaranteed Obligations.  No set-off, counterclaim (other than compulsory counterclaims), reduction, diminution of any obligations or any defense of any kind or nature which Guarantor has or may hereafter have against Borrower or Lender shall be available hereunder to Guarantor.

5.6           PRIOR AGREEMENTS.  THIS GUARANTY AND THE SETTLEMENT AGREEMENT CONTAINS THE ENTIRE AGREEMENT OF THE PARTIES HERETO IN RESPECT OF THE GUARANTY DESCRIBED HEREIN, AND ALL PRIOR AGREEMENTS AMONG OR BETWEEN SUCH PARTIES, WHETHER ORAL OR WRITTEN, INCLUDING ANY TERM SHEETS, CONFIDENTIALITY AGREEMENTS AND COMMITMENT LETTERS, ARE SUPERSEDED BY THE TERMS OF THIS GUARANTY AND THE SETTLEMENT AGREEMENT AS THEY RELATE TO THE GUARANTY DESCRIBED HEREIN.

5.7           No Oral Change.  No modification, amendment, extension, discharge, termination or waiver of any provision of this Guaranty, nor consent to any departure by Guarantor therefrom, shall in any event be effective unless the same shall be in a writing signed by Lender, and then such waiver or consent shall be effective only in the specific instance, and for the purpose, for which given.  Except as otherwise expressly provided herein, no notice to, or demand on, Guarantor, shall entitle Guarantor to any other or future notice or demand in the same, similar or other circumstances.

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5.8           Separate Remedies.  Each and all of Lender’s rights and remedies under this Guaranty and each of the other Loan Documents are intended to be distinct, separate and cumulative and no such right or remedy herein or therein mentioned is intended to be in exclusion of or a waiver of any other right or remedy available to Lender.

5.9           Severability.  Wherever possible, each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

5.10         Number and Gender.  All references to sections and exhibits are to sections and exhibits in or to this Guaranty unless otherwise specified.  Unless otherwise specified, the words “hereof,” “herein,” “hereby,” “hereunder” and words of similar import when used in this Guaranty shall refer to this Guaranty as a whole and not to any particular provision, article, section or other subdivision of this Guaranty.  Unless otherwise specified, all meanings attributed to defined terms herein shall be equally applicable to both the singular and plural forms of the terms so defined.  Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms and the singular form of nouns and pronouns shall include the plural and vice versa.

5.11         Headings.  The Section headings in this Guaranty are included in this Guaranty for convenience of reference only and shall not constitute a part of this Guaranty for any other purpose.

5.12         Recitals.  The recitals and introductory paragraphs of this Guaranty are incorporated herein, and made a part hereof, by this reference.

5.13         Counterparts.  This Guaranty may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

5.14         Notices.  Each notice, demand, election or request provided for or permitted to be given pursuant to this Agreement (a “Notice”) must be in writing and shall be deemed to have been properly given or served by personal delivery or by sending same by overnight courier or by depositing same in the United States Mail, postage prepaid and registered or certified, return receipt requested, or by telecopy and addressed as follows:

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If to Lender:

c/o KBS Capital Advisors LLC
620 Newport Center Drive, Suite 1300
Newport Beach, CA 92660
Attention:  Mr. Keith Hall and Mr. David Snyder
Facsimile No.:  (949) 417-6518

with a copy to:

Greenberg Traurig, LLP
3161 Michelson Drive
Suite 1000
Irvine, CA 92612
Attention: L. Bruce Fischer, Esq.
Facsimile No.: (949) 732-6501

If to Guarantor:

Gramercy Capital Corp.
420 Lexington Avenue, 19th Floor
New York, New York 10170
Attention:  Roger M. Cozzi and Jon Clark
Facsimile No.: (212) 297-1090

with a copy to:

Skadden, Arps, Slate, Meagher & Flom LLP
Four Times Square
New York, New York 10036
Attention: Harvey R. Uris, Esq.
Facsimile No.: (917) 777-2212

Each Notice shall be effective upon being personally delivered or upon being sent by overnight courier, telecopy, email or upon being deposited in the United States Mail as aforesaid.

5.15         GOVERNING LAW.  (A) THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

(B) ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST GUARANTOR ARISING OUT OF OR RELATING TO THIS GUARANTY OR ANY OF THE OTHER LOAN DOCUMENTS (OTHER THAN ANY ACTION IN RESPECT OF THE CREATION, PERFECTION OR ENFORCEMENT OF A LIEN OR SECURITY INTEREST CREATED PURSUANT TO ANY LOAN DOCUMENTS NOT GOVERNED BY THE LAWS OF THE STATE OF NEW YORK) MAY BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN NEW YORK, NEW YORK.  GUARANTOR HEREBY (i) IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM AND (ii) IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUCH SUIT, ACTION OR PROCEEDING.

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5.16         TRIAL BY JURY.  GUARANTOR, TO THE FULLEST EXTENT THAT IT MAY LAWFULLY DO SO, HEREBY AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THIS GUARANTY, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH.  THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY GUARANTOR AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE.  LENDER IS HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY GUARANTOR.

5.17         Intentionally Deleted.

5.18         Joint and Several Liability.  If Guarantor is comprised of more than one Person, the obligations and liabilities of each such Person hereunder are joint and several.

5.19         Release of Guarantor upon Certain Events.  Subject to any provision hereof that provides for the reinstatement of the Guarantor’s obligations hereunder, the obligations of Guarantor hereunder shall not terminate until such time as the Outstanding Principal Amount equals zero.

5.20         Impairment of Subrogation Rights; Waivers of Rights Under the Anti-Deficiency Rules.  Without limiting any of the other waivers and provisions set forth in this Guaranty, Guarantor hereby irrevocably and unconditionally waives all rights and defenses that Guarantor may have because the Indebtedness or the Guaranteed Obligations are secured in whole or in part by real property, including, without limitation, any rights or defenses that Guarantor may have or be entitled to assert based on or arising out of any one or more of California Code of Civil Procedure Sections 580a, 580b, 580d or 726 or California Civil Code Section 2848.  This means, among other things that:

(a)           Guarantor hereby agrees that upon the occurrence and during the continuation of an Event of Default, Lender may elect to foreclose either judicially or nonjudicially against any real or personal property collateral or security it holds for all or any part of the Indebtedness or the Guaranteed Obligations, or accept an assignment of any such collateral or security in-lieu of foreclosure, or compromise or adjust any part of such obligations, or make any other accommodation with Borrower or Guarantor, or exercise any other remedy against Borrower, Guarantor or any collateral or security.  No such action by Lender will release or limit the liability of Guarantor to Lender, who shall remain liable under this Guaranty after any such action, even if the effect of any such action is to deprive Guarantor of the right to collect reimbursement from Borrower or any other Person for any sums paid to Lender or of its rights of subrogation, contribution or indemnity against Borrower or any other Person.

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Without limiting the foregoing, Guarantor hereby waives all rights and defenses arising out of an election of remedies by Lender, even though such an election of remedies, such as nonjudicial foreclosure with respect to security for any of the Guaranteed Obligations, has impaired or destroyed any right or ability that Guarantor may have to seek reimbursement, contribution, or indemnification for any amounts paid by Guarantor under this Guaranty, by the operation of Section 580d of the California Code of Civil Procedure.  Guarantor further understands and acknowledges that in the absence of this waiver such potential impairment or destruction of Guarantor’s rights, if any, may entitle Guarantor to assert a defense to this Guaranty based on California Code of Civil Procedure Section 580d as interpreted in Union Bank v. Gradsky, 265 Cal. App. 2d 40, 71 Cal. Rptr. 64 (1968), on the grounds, among others, that Lender should be estopped from pursuing Guarantor because Lender’s election to foreclose may have impaired or destroyed such subrogation, reimbursement, contribution, or indemnification rights of Guarantor.  By execution of this Guaranty, Guarantor hereby intentionally, freely, irrevocably, and unconditionally waives and relinquishes any such defense and agrees that (i) Guarantor will be liable under this Guaranty even though Lender has foreclosed judicially or nonjudicially against any real or personal property collateral or security for Borrower’s obligations, (ii) Guarantor will not assert any such defense in any action or proceeding which Lender may begin to enforce this Guaranty and (iii) Guarantor shall in no event be deemed to have any right, title, interest or claim under any circumstance in or to any real or personal property held by Lender or any third party following any foreclosure or assignment-in-lieu thereof of any such collateral or security.

(b)           Guarantor hereby intentionally, freely, irrevocably and unconditionally waives and relinquishes all rights which may be available to Guarantor under any provision of California law or under any California judicial decision, including, without limitation, Sections 580a and 726(b) of the California Code of Civil Procedure, to limit the amount of any deficiency judgment or other judgment which may be obtained against Guarantor under this Guaranty to not more than the amount by which the unpaid Guaranteed Obligations, plus all other Indebtedness due from Borrower under the Loan Documents, exceeds the fair market value or fair value of any real or personal property securing such obligations, and any other Indebtedness due from Borrower under the Loan Documents including, without limitation, all rights to an appraisement of, judicial or other hearing on, or other determination of the value of such property.  Guarantor understands and agrees that, as a result of the waiver of the foregoing rights, privileges, benefits and defenses, and without limiting the effect of the foregoing waiver, (i) Lender may have the ability to pursue Guarantor or any other guarantor for a judgment on the Guaranteed Obligations without having first foreclosed on the real or personal property collateral or security for all or any part of the Indebtedness or the Guaranteed Obligations, (ii) Lender may have the ability to sue Guarantor or any other guarantor for a deficiency judgment on the Indebtedness or the Guaranteed Obligations after a non-judicial foreclosure sale or, regardless of any election of remedies by Lender, if the Guaranteed Obligations or any of the other Indebtedness of Borrower to Lender under the Loan Documents is considered to have been provided by a vendor to a buyer and to evidence part of the purchase price for the real or personal property collateral or security and (iii) Lender may be entitled to recover from Guarantor an amount which, when combined with the value of any real or personal property foreclosed upon by Lender (or the proceeds of the sale of which have been received by Lender) and any sums collected by Lender from Borrower or other Person, might exceed the amount of the Guaranteed Obligations, plus all other Indebtedness due from Borrower under the Loan Documents.

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(c)           Notwithstanding the foregoing, nothing contained in this Section shall in any way be deemed to imply that California law or any other state’s law other than New York shall govern this Guaranty or any of the Loan Documents in any respect, except as may be expressly set forth therein, including with respect to the exercise of Lender’s remedies under the Loan Documents.

(d)           This Guaranty amends and restates the Original Guaranty in its entirety but does not constitute a novation thereof.  Notwithstanding anything stated to the contrary in this Guaranty, this Guaranty shall not amend and restate the Original Guaranty until and unless, and not be effective until, the Release Effective Date, and shall not until the Release Effective Date, impair, effect, or limit any of the rights of Lender, or any of the obligations of Guarantor, under the Original Guaranty.

[No Further Text on this Page; Signature Page Follows]

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IN WITNESS WHEREOF, the undersigned has executed this Guaranty all as of the day and year first above written.

GUARANTOR:

GRAMERCY CAPITAL CORP., a Maryland corporation

By:
Name:
Title:

[Signatures Continue on Next Page]

LENDER:

KBS DEBT HOLDINGS MEZZ HOLDER, LLC,
a Delaware limited liability company

By:	KBS DEBT HOLDINGS, LLC,
a Delaware limited liability company,
its sole member

	By:	KBS LIMITED PARTNERSHIP,
a Delaware limited partnership,
its manager

		By:	KBS REAL ESTATE INVESTMENT TRUST, INC.,
a Maryland corporation,
its sole general partner

By:
David E. Snyder
Chief Financial Officer

SCHEDULE A

American Financial TRS, Inc. (DE)
First States Group, LLC (DE)
First States Investors 104 Holdings, L.P. (DE)
First States Investors 240 Holdings, LLC (DE)
First States Investors 241 Holdings, LLC (DE)
First States Investors 3300 Holdings, LLC (DE)
First States Investors 4000A, L.P. (DE)
First States Investors 4100, LLC (DE)
First States Investors 4600 Holdings, LLC (DE)
First States Investors 5000, LLC (DE)
First States Investors 6000, LLC
First States Investors 801, L.P. (PA)
First States Investors 923 Holdings, L.P.
First States Investors 927 Holdings, LLC
First States Investors Asset Group A, L.P.
First States Investors GS Pool A Holdings, LLC (DE)
First States Investors GS Pool B Holdings, LLC (DE)
First States Investors, L.P. (DE)
First States Partners III, L.P. (DE)
First States Partners, L.P.
First States Properties, L.P. (PA)
First States Wilmington JV, L.P.

Exhibit P

(See Attached)

[•], 2011

Wells Fargo Bank, N.A.
[Address]

Re:  Irrevocable Standby Letter of Credit No. SM208791W (“Letter of Credit”)

Gentlemen:

Reference is made to the Letter of Credit issued by Wells Fargo Bank, N.A. (“Wells”), as successor to Wachovia Bank, National Association, for the benefit of Charles Schwab & Co., Inc. (“Beneficiary”) for the account of Gramercy Capital Corp. (“Applicant”), as successor applicant to First States Investors Realty, LLC (“FSIR”).

On June 23, 2004, FISR caused the Letter of Credit to be issued to Beneficiary as security for performance by FSIR, Applicant’s wholly owned subsidiary, of FSIR’s obligations to Beneficiary under that certain Master Sublease and that certain Master Sublease Administration Agreement each dated as of June 24, 2004.

Please be advised that, effective as of the date hereof, Applicant has assigned to [KBS ENTITY NAME] (“Assignee”) all of Applicant’s right title and interest in FSIR, the Letter of Credit and the $51,569,000.00 cash collateral pledged by Applicant to Wells to secure the Letter of Credit (“Cash Collateral”).

Applicant hereby irrevocably authorizes and directs Wells to release, refund and pay over to Assignee, and not to Applicant, the Cash Collateral as and when, if ever, the same would otherwise become released, returnable or payable, in whole or in part, to Applicant upon the expiration or earlier cancellation of the Letter of Credit.

Thank you for your consideration.

Sincerely,

Gramercy Capital Corp.

By:
Name:
Title:

Exhibit R

(See Attached)

FIRST AMENDMENT TO SUBSTITUTE LOAN AGREEMENT A

THIS FIRST AMENDMENT TO SUBSTITUTE LOAN AGREEMENT A (this “Amendment”) is made and entered into as of the 1st day of September, 2011 (the “Effective Date”), by and among FIRST STATES INVESTORS DB I, L.P., a Delaware limited partnership (“DB I, L.P.”) and FIRST STATES INVESTORS DB I B, L.P., a Delaware limited partnership (“DB I B, L.P.” and DB I, L.P., individually or collectively, as applicable, the “Holding Company Borrower”) and FIRST STATES INVESTORS 4200, LLC, a Delaware limited liability company (“4200, LLC”), FIRST STATES INVESTORS DB I SP, L.P., a Delaware limited partnership (“DB I SP, L.P.”), and FIRST STATES INVESTORS DB I TRS, L.P., a Delaware limited partnership (“DB I TRS, L.P.” and 4200, LLC and DB I SP, L.P., individually or collectively, as applicable, the “Property Owing Borrower”) (each Holding Company Borrower and each Property Owning Borrower, a “Borrower” and collectively, the “Borrowers”), GRAMERCY INVESTMENT TRUST, a Maryland real estate investment trust (as successor-in-interest to Deutsche Bank AG, Cayman Islands Branch) (together with its successors and assigns, hereinafter referred to as “Lender”), GRAMERCY INVESTMENT TRUST, a Maryland real estate investment trust (as successor-in-interest to Deutsche Bank AG, Cayman Islands Branch), as agent for the Lender (in such capacity, together with its successors and assigns, hereinafter referred to as “Agent”), and LASALLE BANK NATIONAL ASSOCIATION, a national banking association, as collateral agent for Lender (in such capacity, together with its successors and assigns, hereinafter referred to as “Collateral Agent”).

WHEREAS, Borrowers are the borrowers of a loan from Lender in the aggregate principal amount not exceeding SIXTY NINE MILLION EIGHT HUNDRED SIXTY EIGHT THOUSAND FOUR HUNDRED TWENTY ONE AND 05/100 DOLLARS ($69,868,421.05) (the “Loan”);

WHEREAS, the Loan is evidenced by that certain Substitute Promissory Note A, dated as of September 11, 2008 (the “Note”), executed by Borrowers in favor of Lender’s predecessor-in-interest in the aggregate principal amount of the Loan;

WHEREAS, the Loan was made pursuant to that certain Substitute Loan Agreement A, dated as of September 11, 2008 (as amended, modified or supplemented from time to time, the “Loan Agreement”), by and between Borrowers, Lender’s predecessor-in-interest, Agent’s predecessor-in-interest and Collateral Agent (all capitalized terms and phrases in this Amendment shall, unless defined in this Amendment, have the meanings ascribed to them in the Loan Agreement, as amended);

WHEREAS, Borrowers’ obligations are secured by, among other things, each Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing made by the applicable Property-Owning Borrower (or each Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing made by the applicable Property-Owning Borrower to a trustee, as the case may be) in favor of Agent with respect to a Property (as amended from time to time, each a “Mortgage” and collectively, the “Mortgages”);

WHEREAS, pursuant to that certain Collateral Transfer and Settlement Agreement (the “Settlement Agreement”), dated as of September 1, 2011, by and among various parties, including, without limitation, GKK Stars Acquisition LLC, a Delaware limited liability company (the entity which is the indirect 100% equity owner of the Borrowers) (the “Current Equity Owner”), the Current Equity Owner is required to cause each of First States Group, L.P., a Delaware limited partnership (“FSG”) (the entity which is (i) the direct 100% equity owner of DB I, L.P. and First States Investors DB I GP, LLC, and (ii) the indirect 100% equity owner of DB I SP, L.P., First States Investors DB I SP GP, LLC (“DB I SP GP, LLC”), 4200, LLC, and First States Investors 4200 Holdings, LLC (“4200 Holdings, LLC”) (collectively, the “FSG Entities”)), and American Financial TRS, Inc., a Delaware corporation (“AFTRS”) (the entity which is (i) the direct 100% equity owner of DB I B, L.P. and First States Investors DB I B GP, LLC, and (ii) the indirect 100% equity owner of DB I TRS, L.P. and First States Investors DB I TRS GP, LLC (collectively, the “AFTRS Entities”; and together with the FSG Entities, the “FSI Loan Entities”)), to transfer their 100% direct equity interests in the FSI Loan Entities (the “Equity Transfer”) to KBS Acquisition Sub-Owner 4, LLC, a Delaware limited liability company (the “New Equity Owner”);

WHEREAS, the Current Equity Owner and the New Equity Owner desire that Agent consent to the Equity Transfer, and the New Equity Owner desires that Agent modify and amend the Loan Documents to, among other things, extend the Maturity Date of the Loan and provide for an option to further extend the Maturity Date of the Loan;

WHEREAS, Agent is willing to consent to the Equity Transfer and to modify and amend the Loan in certain respects as described in this Amendment in consideration of, among other things, the following enumerated entities: (i) 4200 Holdings, LLC; (ii) DB I, L.P.; (iii) DB I SP GP, LLC; (iv) DB I B, L.P.; and (v) First States Investors DB I TRS GP, LLC (such enumerated entities, collectively, “Pledgors”), pledging to Agent, as additional collateral for the Loan, 100% of their respective direct and indirect equity interests in the Property Owning Borrower;

WHEREAS, Gramercy Capital Corp. (the “Original Guarantor”) previously guaranteed Borrower’s obligations pursuant to that certain Amended and Restated Guaranty, dated as of September 11, 2008, in favor of Agent (the “Original Guaranty”), and that certain Second Amended and Restated Environmental Indemnity Agreement, dated as of September 11, 2008, in favor of Agent (the “Original Environmental Indemnity”; the Original Guaranty and the Original Environmental Indemnity are collectively referred to herein as the “Original Guaranties”);

WHEREAS, concurrently with the execution and delivery of this Amendment, Original Guarantor desires to be released from all of its obligations under the Original Guaranty in its entirety and further desires to be released from all of its obligations under the Original Environmental Indemnity first arising or accruing on or after the Effective Date and for which are not otherwise assumed by any future guarantor, and simultaneous with such release, KBS Acquisition Holdings, LLC, a Delaware limited liability company (“Guarantor”) has agreed to provide to Agent replacement guarantees for obligations accruing and applicable to the period after the Effective Date; and

WHEREAS, Agent is prepared to release Original Guarantor from certain of its obligations under the Original Guaranties in consideration of Guarantor executing replacement guarantees acceptable to Agent in its sole discretion.

NOW, THEREFORE, for and in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrowers, Lender, Agent and Collateral Agent do hereby agree as follows:

1.           The preambles to this Amendment are fully incorporated herein by this reference thereto with the same force and effect as though restated herein.

2.           The following definitions in Section 1.1 of the Loan Agreement are hereby deleted in their entirety and replaced with the following:

“Environmental Indemnity Agreement” means that certain Environmental Indemnity Agreement, dated as of September 1, 2011, by Guarantor for the benefit of Agent.

“General Partner” means, individually or collectively, as applicable, (i) First States Investors DB I GP, LLC, a Delaware limited liability company, as general partner of First States Investors DB I, L.P., (ii) First States Investors DB I B GP, LLC, a Delaware limited liability company, as general partner of First States Investors DB I B, L.P., (iii) First States Investors DB I TRS GP, LLC, a Delaware limited liability company, as general partner of First States Investors DB I TRS, L.P., and (iv) First States Investors DB I SP GP, LLC, a Delaware limited liability company, as general partner of First States Investors DB I SP, L.P.

“Guarantor” means KBS Acquisition Holdings, LLC, a Delaware limited liability company.

“Guaranty” means that certain Guaranty, dated as of September 1, 2011, by Guarantor for the benefit of Agent.

“Intercreditor Agreement” means that certain Intercreditor Agreement of even date herewith between Lender and Mezzanine Lender.

“Management Agreement” means, with respect to each Property, the related property management agreement entered into between the related Property-Owning Borrower (or its direct or indirect owners) and the related Manager in existence as of the Effective Date, or in such other form as may be reasonably approved by Agent, which approval shall not be unreasonably withheld or delayed, as such agreement may be amended, modified, supplemented or replaced, and in effect from time to time, as permitted hereunder.

“Manager” means, with respect to each Property or if managed by only one Manager then one management agreement for all Properties secured by the mortgages, the property manager for such Property pursuant to a Management Agreement, which shall be First States Management Corp., L.P. or any other entity affiliated with, or subsidiary of Gramercy Capital Corp. or a replacement Manager, reasonably satisfactory to Agent, which satisfies the criteria set forth in Section 5.1(q).  Notwithstanding anything stated to the contrary herein or in Section 5.1(q), Agent hereby approves any of the following as managers for the Property:  CB Richard Ellis, Jones Lang LaSalle, PM Realty Group and Transwestern.

“Maturity Date” means the earlier of (a) the Original Maturity Date or if Borrower exercises the Extension Option pursuant to Section 3.22, the First Extended Maturity Date, or (b) such earlier date on which the entire Loan is required to be paid in full, by acceleration or otherwise under this Agreement or any of the other Loan Documents.

“Mezzanine Equity Interest” shall mean the pledges of equity interests as described on Exhibit G, attached hereto.

“Mezzanine Lender” shall mean Goldman Sachs Mortgage Company, a New York limited partnership and Citigroup Financial Products Inc., a Delaware corporation or any successor or assign, provided such successor or assign meets the requirements of the Intercreditor Agreement.

“Mezzanine Loan” shall mean the indebtedness under the Mezzanine Loan Agreement in the approximate amount of One Hundred Eighty Million and 00/100 Dollars ($180,000,000.00)  (or any replacement indebtedness in compliance with Section 4 of the Intercreditor Agreement), which may be increased to Two Hundred Million and 00/100 Dollars ($200,000,000.00) in accordance with the terms of the Settlement Agreement.

“Mezzanine Loan Agremeent”  shall mean that certain (i) Amended and Restated Master Repurchase Agreement dated as of April 28, 2011 (as amended, modified, restructured or refinanced from time to time, the “GSMC Repurchase Agreement”), by and between Goldman Sachs Mortgage Company, a New York limited partnership, as buyer, and KBS GKK Participation Holdings I, LLC, as seller, and (ii) Amended and Restated Master Repurchase Agreement dated as of April 28, 2011, by and between Citigroup Financial Products Inc., a Delaware corporation, as buyer, and KBS GKK Participation Holdings II, LLC, as seller, as the same may be amended, modified or replaced from time to time in compliance with the Intercreditor Agreement.

“Original Maturity Date” means June 11, 2012, or if Borrower elects to exercise the 30-Day Option, July 11, 2012.

“Permitted Transfers” means any of the following transfers:

(a)          any Transfer (or the pledge or encumbrance) of equity interests or other interests in New Equity Owner, or in any of the direct or indirect owners of New Equity Owner, provided that:

(i)           Key Principal shall continue to Control (or Mezzanine Lender shall Control) and own at least 51% of all equity interests (direct or indirect) in Borrower;

(ii)          no Default or Event of Default shall then exist;

(iii)         Borrower shall give Agent notice of such Transfer together with copies of all instruments effecting such Transfer not less than five (5) days prior to the date of such Transfer; and

(iv)         each of Borrower and transferee complies with Lender’s then current “know your customer” requirements.

(b)           the pledge, of the Mezzanine Equity Interests to Mezzanine Lender pursuant to the Mezzanine Loan Documents as security for the Mezzanine Loan and any transfer of such Mezzanine Equity Interests to the Mezzanine Lender in connection with the exercise of remedies under the Mezzanine Loan Documents; provided, however, that such transfer shall be conditioned on a replacement guarantor, satisfactory to the Agent in its sole discretion, executing and delivering to Agent a replacement Guaranty in a form substantially similar to the Guaranty executed by the Guarantor prior to the date of such transfer, pursuant to which such replacement guarantor shall undertake the obligations set forth therein (it being agreed by Lender that so long as KBS Acquisition Sub, LLC, a Delaware limited liability company (“Acq Sub”) is owned one hundred percent (100%), directly or indirectly, by Mezzanine Lender, Acq Sub shall be an acceptable replacement guarantor hereunder);

(c)           a Lease entered into in accordance with the Loan Documents;

(d)           a Permitted Encumbrance; or

(e)           the pledge of the partnership interests or limited liability company interests by Pledgors in 100% of their respective direct and indirect equity interests in the Property Owning Borrower as more fully described the Equity Pledge as security for the Loan and any Transfer of such equity interests to Agent in connection with the exercise of remedies under the Loan Documents.

“Reserve Account” means the Cash Trap Account, the Real Estate Taxes Escrow Account and the Insurance Escrow Account, collectively, and any successor accounts to any of the foregoing.

“Transfer” means (i) any sale, conveyance, transfer, lease, assignment or preferred equity investment, or the entry into any agreement to sell, convey, transfer, lease or assign, whether by law or otherwise, of, on, in or affecting (x) all or part of the Property (including any legal or beneficial direct or indirect interest therein), (y) any direct or indirect interest in Borrower (including any profit interest), or (z) any direct or indirect interest in General Partner or 4200 Holdings, or (ii) any change of Control of Borrower, General Partner or 4200 Holdings.  For purposes hereof, (i) a Transfer of an interest in Borrower, General Partner or 4200 Holdings shall be deemed to include (A) if Borrower, General Partner or 4200 Holdings or controlling shareholder of Borrower, General Partner or 4200 Holdings is a corporation, the voluntary or involuntary sale, conveyance or transfer of such corporation’s stock (or the stock of any corporation directly or indirectly controlling such corporation by operation of law or otherwise) or the creation or issuance of new stock in one or a series of transactions by which an aggregate of more than 10% of such corporation’s stock shall be vested in a party or parties who are not now stockholders or any change in the control of such corporation and (B) if Borrower, General Partner or 4200 Holdings or controlling shareholder of Borrower, General Partner or 4200 Holdings is a limited or general partnership, joint venture or limited liability company, the change, removal, resignation or addition of a general partner, managing partner, limited partner, joint venturer or member or the transfer of the partnership interest of any general partner, managing partner or limited partner or the transfer of the interest of any joint venturer or member; and (ii) a change of Control of Borrower, General Partner or 4200 Holdings shall be deemed to have occurred if (A) there is any change in the identity of any individual or entity or any group of individuals or entities who have the right, by virtue of any partnership agreement, articles of incorporation, by-laws, articles of organization, operating agreement or any other agreement, with or without taking any formative action, to cause Borrower (or General Partner or 4200 Holdings) to take some action or to prevent, restrict or impede Borrower (or General Partner or 4200 Holdings) from taking some action which, in either case, Borrower (or General Partner or 4200 Holdings) could take or could refrain from taking were it not for the rights of such individuals, or (B) the individual or entity or group of individuals or entities that Control Borrower (and General Partner or 4200 Holdings) as described in clause (A) ever cease to own at least fifty percent (50%) of all equity interests (direct or indirect) in Borrower (and General Partner or 4200 Holdings).

3.           The following definitions are hereby added to Section 1.1 of the Loan Agreement:

“30-Day Option” means Borrower’s right to extend the Original Maturity Date by thirty (30) days from June 11, 2012 to July 11, 2012 by giving written notice of such extension to Agent at least five (5) Business Days prior to June 11, 2012, provided that Borrower shall pay interest to Agent at a rate equal to the Default Rate during such thirty-day extension period.

“Approved Property Expenses” means actually incurred monthly property expenses with respect to the ownership and operation of the Properties, excluding payments to Affiliates, corporate overhead, income taxes, executive salaries and other non-recurring or extraordinary expenses not related to the ownership and operation of the Properties.

“Cash Trap Account” has the meaning set forth in Section 3.13(c).

“Control” means with respect to any Person, either (i) ownership directly or indirectly of 51% or more of all equity interests in such Person or (ii) the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, through the ownership of voting securities, by contract or otherwise.

“Equity Pledge” means that certain Pledge and Security Agreement, dated as of September 1, 2011, by First States Investors DB I, L.P., First States Investors 4200 Holdings, LLC, First States Investors DB I SP GP, LLC, First States Investors DB I B, L.P. and First States Investors DB I TRS GP, LLC in favor of Agent.

“Key Principal” means KBS Real Estate Investment Trust, Inc., a Maryland corporation.

“Rating Agency” means each of Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”), and Fitch, Inc., a division of Fitch Ratings Ltd. or any other nationally-recognized statistical rating organization.

4.           The definition of “Loan Documents” in Section 1.1 of the Loan Agreement shall be amended to include the Equity Pledge, and the Omnibus Amendment.

5.           The following definitions are hereby deleted from Section 1.1 of the Loan Agreement: (i) WCT Loan Agreement, (ii) WCT Loan Documents, (iii) WCT Property, (iv) Permitted Guarantor Transfer, (iv) Memorandum of Negative Pledge; and (v) Regions Master License, and any terms and conditions based upon the usage of the foregoing terms in the Loan Agreement and any other Loan Documents shall be construed to be ineffective.

6.           Section 3.12(b) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

(b)         Distribution of Cash.  So long as the Collateral Agent shall not have received written notice from Agent on behalf of Lenders that an Event of Default has occurred and is continuing, the Collateral Agent shall hold uninvested for Borrower or the Lenders in an Eligible Account at LaSalle Bank National Association the funds on deposit in the Collection Account as of the close of business on the Business Day immediately preceding each Payment Date and shall apply such funds on the related Payment Date, in each case to the extent of the amounts set forth in the related Payment Date Statement delivered by the Collateral Agent, as follows:

first, to the Real Estate Taxes Escrow Account and the Insurance Escrow Account, in that order, in the respective amounts required to be deposited therein as described in Section 3.13(b);

second, to the payment to the Agent of (i) the interest then due and payable on the Note with respect to the related Interest Accrual Period and (ii) the Principal Indebtedness in an amount equal to any amount to which the Agent is then entitled pursuant to Section 3.7 of this Agreement;

third, to the payment to the Collateral Agent of its fees then due and payable pursuant to the Fee Letter;

fourth, to Borrower in an amount equal to the Approved Property Expenses for the month immediately preceding the month in which the Payment Date occurs;

fifth, fifty percent (50%) of all funds remaining from the Collection Account after application of items first through fourth above, inclusive, to the Cash Trap Account;

sixth, to the payment of any outstanding indemnification payment to which an Indemnified Party is then entitled pursuant to Sections 5.1(i) and 5.1(j); and

seventh, to Borrower in an amount equal to remaining available funds, if any.

7.           Section 3.13(a) of the Loan Agreement is hereby deleted in its entirety.

8.           Section 3.13(b) of the Loan Agreement is reinstituted in its entirety as if it was never amended by that certain Omnibus Amendment to Loan Documents, dated as of September 11, 2008, by and among, in part, Borrower, Lender, Agent and Collateral Agent (the “Omnibus Amendment”), and Section 3(l) of the Omnibus Amendment is hereby amended as of the Effective Date to exclude its applicability to the Collection Account, the Real Estate Taxes Escrow Account and the Insurance Escrow Account.  In furtherance of the foregoing and on the Effective Date, the Borrowers agree to fund (or cause to be funded) the amount of One Million Two Hundred Fifty Thousand and 00/100 Dollars ($1,250,000.00) into the Real Estate Taxes Escrow Account and the amount of Two Hundred Fifty Thousand and 00/100 Dollars ($250,000.00) into the Insurance Escrow Account.

9.           Section 3.13(c) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

(c)         Cash Trap Account.  Borrower shall establish and maintain with the Collateral Agent an account to hold excess cash as additional collateral for the Loan, which shall be an Eligible Account and shall be a sub-account of the Collection Account, for the benefit of the Lenders until the Indebtedness is paid in full.  The account shall be designated the Cash Trap Account (the “Cash Trap Account”).  All such excess cash required  to be deposited pursuant to the fifth clause of Section 3.12(b) and  pursuant to Section 5.1(gg), together with any Permitted Investments in which such Moneys are or will be invested or reinvested during the term of this Agreement, shall be held in the Cash Trap Account.  In the event Borrower satisfies the outstanding Indebtedness in full, any and all funds in the Cash Trap Account shall be released to Borrower pursuant to Section 3.11(b).  Upon the occurrence of an Event of Default, any and all funds in the Cash Trap Account shall be applied in accordance with Section 3.8.  On each Payment Date, Borrower shall deliver to Agent a statement of its monthly Approved Property Expenses for such previous Collection Period together with a certification that such statement is true and accurate in all material respects (the “Expense Certification”).  To the extent that the Expense Certification shows that Borrower’s actual Approved Property Expenses for the previous Collection Period were less than the Approved Property Expenses for the previous Collection Period by ten percent (10%) or more (such excess amount over 10%, the “Overfunded Amount”), Borrower, within one (1) Business Day of such Payment Date, shall deposit the Overfunded Amount into the Cash Trap Account, or, to the extent that there are available funds to be disbursed to Borrower pursuant to clause seven of Section 3.12(b) on such Payment Date, Borrower authorizes Agent to withhold from Borrower an amount up to the Overfunded Amount and apply such amounts to the Overfunded Amount.  For the avoidance of doubt, if the funds to be distributed to Borrower are not sufficient to reduce the Overfunded Amount to zero, Borrower shall deposit any such deficiency into the Cash Trap Account pursuant to the terms of the foregoing sentence

10.           Section 3.22 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

Section 3.22  Extension Option.  Borrower shall have the option (the “Extension Option”) to extend the Maturity Date of the Loan for a period of twelve (12) months from the June 11, 2012 to June 11, 2013 or, if the 30-Day Option is exercised, from July 11, 2012 to July 11, 2013 (the “First Extended Maturity Date”) by giving written notice (the “Extension Notice”) of such extension to Agent at least thirty (30) days, but not more than ninety (90) days, prior to June 11, 2012.  The Maturity Date of the Loan will be extended to the First Extended Maturity Date if Borrower satisfies all of the following conditions on or prior to the Original Maturity Date (as may be extended pursuant to the 30-Day Option):

(i)           no uncured Default or Event of Default shall exist and be continuing at the time such request is made and on the Original Maturity Date;

(ii)          Borrower pays to Lender on or prior to the Original Maturity Date an amount equal to Twelve Million Four Hundred Seventy-Five Thousand Seven Hundred Five and 05/100 Dollars ($12,475,705.20) less any voluntary prepayment made by Borrower (exclusive of any Capital Event Proceeds), which payment shall be applied as a permitted prepayment of the Loan; provided that in no event shall Capital Event Proceeds be used as a source of funds to prepay the Loan;

(iii)         Borrower causes Guarantor to execute and deliver to Agent for the benefit of Lender (i) a “bad boy” or “non-recourse carveout” guaranty in the form of Exhibit A attached hereto, and upon the execution and delivery of such guaranty, Guarantor shall be automatically released from the Guaranty and the Guaranty shall be automatically terminated, and Lender and Agent shall confirm the same in writing upon written request by Borrower, and (ii) a reaffirmation of the Environmental Indemnity Agreement.  From and after the Original Maturity Date, the new non-recourse carveout guaranty shall be considered to be the “Guaranty” as such term is defined and used in the Loan Documents; and

(iv)         Borrower delivers to Agent, at the sole cost and expense of Borrower, an interest rate protection agreement, including the related confirmation (the “Interest Rate Protection Agreement”), satisfying all of the following conditions:

(1)           the Interest Rate Protection Agreement is with a financial institution having a long term, unsecured and unsubordinated debt rating of at least “AA-” by S&P and “Aa3” by Moody’s; has a term ending no earlier than the First Extended Maturity Date; is providing for an interest rate cap in respect of a notional amount not less than the then-outstanding Principal Indebtedness and that shall have the effect of capping LIBOR at 4.50% per annum; provides that the only obligation of Borrower thereunder is the making of a single payment in full upon the execution and delivery thereof;

(2)           if in order to achieve the debt rating requirements set forth in subsection (i) above the counterparty’s obligations under the Interest Rate Protection Agreement are guaranteed by the parent of such counterparty, the guaranty must (A) be unconditional, irrevocable and continuing, (B) be a guarantee of payment, and not of collection, and (C) otherwise be reasonably satisfactory to Agent in form and substance;

(3)           Borrower’s interest in such Interest Rate Protection Agreement has been assigned to Agent pursuant to documentation satisfactory to Agent in form and substance, and  the counterparty to such Interest Rate Protection Agreement has executed and delivered to Agent an acknowledgment of such assignment, which acknowledgment includes such counterparty’s agreement to (a) pay directly into the Collection Account all sums payable by such counterparty pursuant to the Interest Rate Protection Agreement and (b)(1) designate a successor counterparty under the Interest Rate Protection Agreement, which successor counterparty shall satisfy the criteria set forth in clause (i) and (ii) above and this clause (iii), not later than ten (10) calendar days after the long term, unsecured and unsubordinated debt rating of such counterparty is downgraded below “A+” by S&P or “A1” by Moody’s (each, a “Downgrade Event”) and shall otherwise be reasonably satisfactory to Agent in form and substance, or (2) within ten (10) calendar days of a Downgrade Event, to deliver collateral to secure Borrower’s exposure under the Interest Rate Protection Agreement in such amount and pursuant to such terms as required by Agent and the Rating Agencies after a Downgrade Event and designate a successor counterparty within sixty (60) calendar days of such Downgrade Event, which successor counterparty shall satisfy the conditions set forth in clause (i) and (ii) above and shall otherwise be reasonably satisfactory to Lender in form and substance.  The counterparty’s failure to comply with this subsection (iii) shall be a “termination event” or “additional termination event” as such terms or like terms are defined in the Interest Rate Protection Agreement.

(4)           Borrower shall, at its sole cost and expense, cause the issuer of the Interest Rate Protection Agreement to deliver an opinion of counsel to Agent in form and substance satisfactory to Agent.

(v)          In the event Borrower delivers the Interest Rate Protection Agreement as required, Borrower hereby covenants to not terminate the Interest Rate Protection Agreement without first obtaining the prior written consent of Lender, which consent shall be within Lender’s sole discretion.

11.          Section 5.1(q)(i) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

(i)           The Property shall be managed at all times by Manager pursuant to a Management Agreement.  Borrower shall cause Manager to agree that such Management Agreement is subject and subordinate in all respects to the Lien of the Mortgage.  A Management Agreement may be terminated by: (1) Borrower at any time in accordance with the express provisions of such Management Agreement so long as a successor Manager, as specified below, shall have been appointed and such successor Manager (i) has entered into a Management Agreement for such Property on market terms without any termination fees owing to such successor Manager except as specifically set forth in the Management Agreement, subject to any modifications approved by Agent, which such approval shall not be unreasonably denied or delayed, and (ii) has executed and delivered to Agent a consent and subordination of management agreement substantially in the form of the existing Manager’s Subordination; and (2) Agent upon thirty (30) days’ prior written notice to Borrower and Manager (i) upon the occurrence and continuation of an Event of Default, (ii) in connection with a foreclosure of the Property, deed in lieu of foreclosure of the Property and/or appointment of a receiver for the Property, or (iii) if Manager commits any act which would permit termination under the Management Agreement (subject to any applicable notice, grace and cure periods provided in the Management Agreement).  Borrower may from time to time appoint a successor Manager to manage the Property, provided that (x) such successor Manager and Management Agreement shall be approved in writing by Agent, which approval shall not be unreasonably withheld or delayed, and (y) such successor Manager shall be a reputable management company, unaffiliated with Borrower, having substantial experience in the management of real property of a similar type, size and quality in the state in which the Property is located.  Borrower further covenants and agrees that any Manager of the Property shall at all times while any Indebtedness is outstanding maintain worker’s compensation insurance as required by Governmental Authorities.  Notwithstanding herein or in any of the other Loan Documents to the contrary, in no event shall Manager be an Affiliate of Borrower.

12.          The following is hereby added as a new Section 5.1(ff) and Section 5.1(gg) of the Loan Agreement:

(ff)          Gross Revenues and Interest Rate Proceeds.  Borrower shall deposit, or cause to be deposited, directly into the Collection Account (i) any Gross Revenues it or Manager receives (including any Rents to the extent that a tenant under a Lease has not deposited such Rent directly into the Collection Account) and (ii) any sums payable under the Interest Rate Protection Agreement.  Any such amounts held by Borrower or Manager prior to deposit into the Collection Account shall be held in trust for the benefit of Agent and Lenders.

(gg)        Excess Sale Proceeds.  Borrower shall deposit, or cause to be deposited, directly into the Cash Trap Account fifty percent (50%) of the amount of any Capital Event Proceeds remaining after payment to Agent of the applicable Release Price relating to such Property.

13.          Section 7.1(m) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

“if an unappealable final judgment by any competent court in the United States of America for the payment of money in an amount greater than $250,000 shall have been rendered against Borrower and remained undischarged or unpaid for a period of sixty (60) days, during which period execution of such judgment is not effectively stayed by bonding over or other means acceptable to Agent;”

14.          Section 8.6 of the Loan Agreement is hereby modified to provide updated notice information for Borrower, Lender, Agent and Collateral Agent as follows:

If to Borrower:                   c/o KBS Capital Advisors LLC
620 Newport Center Drive
Suite 1300
Newport Beach, California 92660
Attention: Keith Hall and David Snyder
Telecopier: (949) 417-6518

With a copy to:                   Greenberg Traurig, LLP
3161 Michelson Drive
Suite 1000
Irvine, California 92612
Attention: L. Bruce Fischer
Telecopier: (949) 732-6501

If to Lender:                        Gramercy Investment Trust
420 Lexington Avenue
19th Floor
New York, New York 10170
Attention: Robert M. Foley and Michael Kavourias
Telecopier: (212) 297-1090

With a copy to:                   Kirkland & Ellis LLP
300 North LaSalle
Chicago, Illinois 60654
Attention:  Andrew D. Small
Telecopier: (312) 862-2200

If to Agent:                         Gramercy Investment Trust
420 Lexington Avenue
19th Floor
New York, New York 10170
Attention: Robert M. Foley and Michael Kavourias
Telecopier: (212) 297-1090

With a copy to:                   Kirkland & Ellis LLP
300 North LaSalle
Chicago, Illinois 60654
Attention:  Andrew D. Small
Telecopier: (312) 862-2200

If to Collateral                    c/o Global Securities Solutions
Agent:                                 540 W. Madison St.
U.S. Bank Corporate Trust Services
Mailcode: MK-IL-BAC
Chicago, Illinois 60661
Attention: Marcia Moore-Allen
Telecopier: (312) 453-4352

15.           Agent represents and warrants that it is the holder of the Note and the other Loan Documents (and no other party has any interest in the Note or the other Loan Documents) and has the authority to enter into and execute this Amendment.  Agent further represents and warrants that the Loan Documents consist of the documents listed on Schedule III attached to the Loan Agreement, together with the Equity Pledge and the Omnibus Amendment.  Agent acknowledges and agrees that as of the Effective Date (a) the current outstanding principal balance of the Note is Sixty-Two Million Three Hundred Seventy-Eight Thousand Five Hundred Twenty-Six and 00/100 Dollars ($62,378,526.00), (b) no default exists under the Loan Documents, (c) the Loan was in full force and effect as of date of the Settlement Agreement and is in full force and effect on the Effective Date, and (d) there are no escrow and/or reserve accounts held on behalf of Agent with respect to the Loan (including, without limitation, any accounts holding cash security deposits of lessees of the Property) other than the Reserve Accounts to be funded pursuant to the provisions of this Amendment.

16.           Agent hereby consents to the Equity Transfer and agrees that such Equity Transfer will not, in and of itself, trigger a Default or Event of Default under the Loan Agreement.

17.           On the Effective Date, Borrowers shall pay to Agent an extension fee in the amount equal to one quarter of one percent (0.25%) of the then-outstanding Principal Indebtedness.

18.           As a condition to the effectiveness of this Amendment Borrowers shall execute and deliver, or cause the execution and delivery, to Agent the following documents in a form and substance reasonably satisfactory to Agent and its counsel: (1) this Amendment (duly executed by Borrowers); (2) the Equity Pledge in the form of Exhibit B attached hereto (duly executed by Pledgors) and UCC financing statements covering the pledged interests; and (3) the Guaranty in the form of Exhibit C attached hereto, and the Environmental Indemnity Agreement in the form of Exhibit D attached hereto (each duly executed by Guarantor).  On or prior to the Effective Date, Borrowers shall, at Borrowers’ sole cost and expense, deliver the following to Agent (such items to be subject to Agent’s approval, which approval shall not be unreasonably withheld):  (i) certificates of good standing for Borrowers, Pledgors and Guarantor issued by the Secretary of State of the State of Delaware, (ii) certificates of formation for Borrowers, Pledgors and Guarantor currently certified by the Secretary of State of the State of Delaware, (iii) sufficient evidence of the approval of the execution of this Amendment, the Equity Pledge, the Guaranty and the Environmental Indemnity Agreement, (iv) a legal opinion in a form reasonably satisfactory to Agent and its counsel opining to the power and authority of Borrowers, Pledgors and Guarantor to enter into and deliver, as applicable, this Amendment, the Equity Pledge, the Guaranty and the Environmental Indemnity Agreement and with respect to the enforceability of this Amendment and the other documents entered into in connection herewith; and (v) an organizational chart reflecting the direct and indirect ownership of each of Borrower, General Partner, 4200 Holdings, Pledgors and Guarantor, certified as true and correct as of the Effective Date by an authorized officer of Borrower, and shall pay to Agent all fees and expenses described in Section 28 hereof.

19.           Concurrently with the effectiveness of this Amendment, Agent will deliver to Gramercy Capital Corp. a Release of Guarantor, in the form of Exhibit E attached hereto, duly executed by Lender.

20.           Borrower and Lender acknowledge and agree the Operating Budget attached hereto as Exhibit F, is the current Operating Budget as of the date hereof.

21.           Agent acknowledges and agrees that the non-recourse provision of clause (i) of Section 8.24 of the Loan Agreement shall include any constituent shareholders, partners, members, managers, directors, officers or employees of Borrowers (direct or indirect).

22.           This Amendment, the Guaranty, the Environmental Indemnity Agreement and the Equity Pledge each shall be deemed to be one of the Loan Documents, and, subject to any applicable notice and cure periods provided for in Section 7.1 of the Loan Agreement, or in any of the other Loan Documents.  Borrowers’, Guarantor’s and Pledgors’ failure to perform, observe, or comply with any of their agreements or undertakings or any provision or requirement set out herein or therein (beyond any applicable notice and cure periods, if any), shall constitute an Event of Default under the Loan Agreement, the Note, the Mortgages, the Guaranty, the Environmental Indemnity Agreement, the Equity Pledge and the other Loan Documents, and Agent shall be entitled to exercise (in Agent’s discretion) any or all of Agent’s rights or remedies available on account of such default under the Loan Documents or at law or in equity.

23.           Except as modified in this Amendment, the Loan Documents are in full force and effect.  The Loan Documents are hereby ratified and confirmed.  Furthermore, Lender, Agent, Collateral Agent and Borrowers agree that entering into this Amendment and accepting the Equity Pledge, the Guaranty and the Environmental Indemnity Agreement shall not impair the priority of the Loan Documents.

24.           All references to the Loan Agreement, as may be set forth in the Note, the Mortgages and all other Loan Documents, shall refer to the Loan Agreement as modified by this Amendment.

25.           In the event of any conflict among the terms of the Loan Documents, in each case as modified by this Amendment, on the one hand, and the terms of the Loan Agreement as modified by this Amendment, on the other hand, the terms of the Loan Agreement, as modified by this Amendment, shall control.  All terms and provisions of the Note, the Mortgages and all other Loan Documents corresponding to terms and provisions of the Loan Agreement prior to the date of this Amendment shall be deemed modified in accordance with the terms of this Amendment.

26.           Borrowers hereby warrant and represent that (i) Borrowers have been duly authorized to execute and deliver this Amendment; (ii) Borrowers do not have any defense, offset or counterclaim with respect to the payment of any sum owed to Lender, or with respect to any covenant in the Loan Documents; (iii) this Agreement constitutes Borrowers’ legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors’ rights and the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and (iv) Lender, Agent and Collateral Agent, on and as of the date hereof, have fully performed all obligations to Borrowers, which each may have had or has on and as of the Effective Date.

27.           Without limiting the generality of the foregoing, each of the Borrowers, each on its own behalf and on behalf of its respective past, present and future representatives, partners, managers, members, shareholders, officers, directors, agents, employees, servants, affiliates and related companies, successors and assigns (hereinafter referred to collectively as the “Borrowing Group”), hereby waives, releases and forever discharges Lender, Agent and Collateral Agent and their respective past, present and future officers, directors, subsidiary and affiliated entities or companies, agents, servants, employees, shareholders, partners, members, managers, representatives, successors, assigns, attorneys, accountants, assets and properties, as the case may be (hereinafter referred to collectively as the “Lender Group”), from and against all manner of actions, cause and causes of action, suits, debts, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, obligations, liabilities, costs, expenses, losses, damages, judgments, executions, claims and demands, of whatever kind and nature, in law or in equity, whether known or unknown, whether or not concealed or hidden, arising out of or relating to any matter, cause or thing whatsoever, that any of the Borrowing Group, jointly or severally, may have had, or now have or that may subsequently accrue against the Lender Group by reason of any matter or thing whatsoever through the Effective Date arising out of or in any way connected to the Loan.  It is acknowledged and agreed that Lender, Agent and Collateral Agent are specifically relying upon the representations, warranties, covenants and agreements contained herein and that such representations, warranties, covenants, and agreements constitute a material inducement to enter into this Amendment.  This Section shall survive the termination of the Loan Agreement and the satisfaction of the Indebtedness in full.

28.           Borrowers agree to pay, promptly upon execution of this Agreement, all fees and expenses associated with the consummation of the transactions contemplated in this Amendment, including, without limitation, fees and expenses of Agent’s counsel and any related expenses incurred by Agent in connection with this Amendment.

29.           This Amendment shall not be effective until executed and delivered by all the parties hereto.

30.           This Amendment may be executed in any number of counterparts, each of which shall constitute an original, but all of which, taken together, shall constitute one and the same Agreement.

31.           Time is of the essence of this Amendment.

32.           This Amendment shall be construed in accordance with and governed by the internal laws of the State of New York.

33.           Nothing contained herein shall establish a custom or course of dealing.  The execution and delivery of this Amendment by Lender, Agent and Collateral Agent is on a one-time basis only and Lender, Agent and Collateral Agent shall not, except as otherwise provided in the Loan Documents, have any obligation to consent to any other matter or thing.

34.           This Amendment and the documents referred to herein incorporate all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.  This Amendment and the documents referred to herein or contemplated hereby, constitute the sole and entire agreement between the parties with respect to the subject matter hereof, and there are no other covenants, promises, agreements or understandings regarding the same.  This Amendment, including the provisions of this Section, may not be modified except by written amendment to this Amendment signed by all the parties hereto, and the parties hereby: (i) expressly agree that it shall not be reasonable for any of them to rely on any alleged, non-written amendment to this Amendment; (ii) irrevocably waive any and all right to enforce any alleged, non-written amendment to this Amendment; and (iii) expressly agree that it shall be beyond the scope of authority (apparent or otherwise) for any of their respective agents to agree to any non-written modification of this Amendment.

35.           If any provision hereof is invalid and unenforceable, then, to the fullest extent permitted by law, the other provisions hereof shall remain in full force and effect and shall be liberally construed in favor of Agent and the Lender in order to carry out the intention of the parties hereto as nearly as may be possible.

[Remainder of page intentionally left blank;
Signature pages follow.]

IN WITNESS WHEREOF, the undersigned, intending to be legally bound hereby, have executed and delivered this Amendment as of the Effective Date.

BORROWERS:

FIRST STATES INVESTORS DB I, L.P.,
a Delaware limited partnership

By:	First States Investors DB I GP, LLC,
a Delaware limited liability company,
its general partner

By:
Name:
Title:

FIRST STATES INVESTORS DB I B, L.P.,
a Delaware limited partnership

By:	First States Investors DB I B GP, LLC,
a Delaware limited liability company,
its general partner

By:
Name:
Title:

FIRST STATES INVESTORS 4200, LLC,
a Delaware limited liability company

By:
Name:
Title:

FIRST STATES INVESTORS DB I SP, L.P., a Delaware limited partnership

By:	First States Investors DB I SP GP, LLC,
a Delaware limited liability company,
its general partner

By:
Name:
Title:

Signature Page to First Amendment to Substitute Loan Agreement A (FSI)

FIRST STATES INVESTORS DB I TRS, L.P.,
a Delaware limited partnership

By:	First States Investors DB I TRS GP, LLC,
a Delaware limited liability company,
its general partner

By:
Name:
Title:

[Signature pages continue on next page.]

Signature Page to First Amendment to Substitute Loan Agreement A (FSI)

LENDER:

GRAMERCY INVESTMENT TRUST,
a Maryland real estate investment trust

By:
Name:	Roger Cozzi
Title:	President

AGENT:

GRAMERCY INVESTMENT TRUST,
a Maryland real estate investment trust

By:
Name:	Roger Cozzi
Title:	President

[Signature pages continue on next page.]

Signature Page to First Amendment to Substitute Loan Agreement A (FSI)

COLLATERAL AGENT:

LASALLE BANK NATIONAL ASSOCIATION,
a national banking association (as collateral agent
for Lender only)

By:
Name:
Title:

Signature Page to First Amendment to Substitute Loan Agreement A (FSI)

EXHIBIT A

Form of Non-Recourse Carveout Guaranty

[See attached.]

EXHIBIT B

Form of Equity Pledge

[See attached.]

EXHIBIT C

Form of Guaranty

[See attached.]

EXHIBIT D

Form of Environmental Indemnity

[See attached.]

EXHIBIT E

Form of Release of Guarantor

[See attached.]

EXHIBIT F

Current Operating Budget

[See attached.]

EXHIBIT G

Description of Pledge of Equity Interests

Pledgors: First States Investors 4200 Holdings, LLC; First States Investors DB I, L.P.; First States Investors DB I SP GP, LLC; First States Investors DB I B, L.P.; and First States Investors DB I TRS GP, LLC

Pledged Interests: One Hundred percent (100%) of Pledgors’ direct and indirect equity interests in and to the following entities:

-	First States Investors 4200, LLC, a Delaware limited liability company
-	First States Investors DB I SP, L.P., a Delaware limited partnership
-	First States Investors DB I TRS, L.P., a Delaware limited liability company
-	First States Investors DB I SP GP, LLC, a Delaware limited liability company
-	First States Investors DB I TRS GP, LLC, a Delaware limited liability company